                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                    FORM N-CSR

                    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   Investment Company Act file number: 811-1467

                                               LB Series Fund, Inc.
                                (Exact name of registrant as specified in charter)

                                              625 Fourth Avenue South
                                           Minneapolis, Minnesota 55415
                                (Address of principal executive offices) (Zip code)

                                        John C. Bjork, Assistant Secretary
                                              625 Fourth Avenue South
                                           Minneapolis, Minnesota 55415
                                      (Name and address of agent for service)

                        Registrant's telephone number, including area code: (612) 340-7005
                                       Date of fiscal year end: December 31
                                    Date of reporting period: December 31, 2003

Item 1. Report to Stockholders

[GRAPHIC OMITTED: Thrivent Investment Management TM]

LB Series Fund, Inc.

Annual Report
December 31, 2003

[GRAPHIC OMITTED: Man, Women and Child reading a paper]

Table of Contents

President's Letter                                                  1

Economic and Market Overview                                        2

Portfolio Perspectives
Small Cap Growth Portfolio                                          4
Opportunity Growth Portfolio                                        6
Mid Cap Select Growth Portfolio                                     8
Mid Cap Growth Portfolio                                           10
World Growth Portfolio                                             12
All Cap Portfolio                                                  14
Growth Portfolio                                                   16
Investors Growth Portfolio                                         18
Growth Stock Portfolio                                             20
Value Portfolio                                                    22
High Yield Portfolio                                               24
Income Portfolio                                                   26
Limited Maturity Bond Portfolio                                    28
Money Market Portfolio                                             30

Report of Independent Auditors                                     32

Schedules of Investments
Small Cap Growth Portfolio                                         33
Opportunity Growth Portfolio                                       36
Mid Cap Select Growth Portfolio                                    42
Mid Cap Growth Portfolio                                           45
World Growth Portfolio                                             51
All Cap Portfolio                                                  55
Growth Portfolio                                                   57
Investors Growth Portfolio                                         61
Growth Stock Portfolio                                             64
Value Portfolio                                                    67
High Yield Portfolio                                               70
Income Portfolio                                                   78
Limited Maturity Bond Portfolio                                    84
Money Market Portfolio                                             90

Statement of Assets and Liabilities                                94

Statement of Operations                                            97

Statement of Changes in Net Assets                                100

Notes to Financial Statements                                     103

Financial Highlights
Small Cap Growth Portfolio                                        114
Opportunity Growth Portfolio                                      115
Mid Cap Select Growth Portfolio                                   115
Mid Cap Growth Portfolio                                          114
World Growth Portfolio                                            115
All Cap Portfolio                                                 115
Growth Portfolio                                                  116
Investors Growth Portfolio                                        117
Growth Stock Portfolio                                            117
Value Portfolio                                                   117
High Yield Portfolio                                              116
Income Portfolio                                                  117
Limited Maturity Bond Portfolio                                   117
Money Market Portfolio                                            118

Board of Directors and Officers                                   124

Supplements to the Prospectus                                     127

[PHOTO OMITTED: PAMELA J. MORET]

Dear Member:

We are pleased to provide you with the annual report for the 12 months ended December 31, 2003, for the LB Series Fund, Inc., managed by
Thrivent Financial for Lutherans. In this report you will find detailed information about the LB Series Fund, Inc. including summaries prepared by each portfolio manager highlighting performance, market conditions and management strategies during the 12-month period. In addition, Jim Abitz, Thrivent Financial's chief investment officer, reviews the larger economic environment influencing your investment performance in his Economic and Market Overview.

In 2003, we experienced significant improvement in the financial markets. This has been a welcome change from the past few years.
Sadly, however, this improvement has been overshadowed by a string of disturbing disclosures of inappropriate trading practices in the industry.

You can count on us for your investment needs

We want our shareholders to know we are committed to operating with integrity and earning and retaining your trust every day. This is especially important as investors' confidence in money managers and fund families is being shaken. At a time when the asset management industry is receiving increased negative attention, we are working hard to protect your interests by continually monitoring and reviewing our practices and seeking to hold ourselves to the high standards you expect.

Our practices discourage market timing and late trading

There are several ways we protect your interests:

(bullet) We do not permit late or after hours trading. Investors must place their orders to buy or sell shares before 4 p.m. EST to receive that day's price.

(bullet) We reserve the right to reject purchases we believe could negatively impact our investors.

(bullet) Last year, we enhanced our fair value pricing that allows us to factor in events that could affect the valuation of our
international stock portfolios. This pricing practice helps eliminate potential arbitrage opportunities for market timers.

We're building for the future

As we continue to strive to operate our business with integrity, we are working to ensure that we continue to meet your investment needs.
Investments play an important role in many members' financial plans.
Our mutual fund family and portfolio money management capabilities are being repositioned to better meet members' needs.

Our goal is to deliver consistent, competitive investment performance, enhanced shareholder services and a growing business with an excellent reputation. We expect to build on our many strengths while also addressing areas that need improvement.

We are developing action steps that, taken together, we expect will benefit contractholders. They include:

(bullet) Merging the Series Funds' families and in the process, placing all of the funds under a single Board of Directors

(bullet) Thrivent Financial investing $4-5 million to enhance the quality of its portfolio money management capabilities

(bullet) Creating new product names using the Thrivent
Financial brand

(bullet) Expanding our investment product offerings

(bullet) Offering greater investment choice through access to an expanded array of money managers

Your Thrivent Investment Management representative can be your guide

As we build our capabilities, our philosophy is centered firmly on your relationship with your Thrivent Investment Management
representative. You can expect regular timely advice about asset allocation, the financial markets and the economy. In a period of improving market conditions, it's often a good idea to review your current investment mix and overall balance. Talk to your Thrivent
Investment Management representative today if you have any questions.
He or she is there to help and would welcome the chance to do so.
Thank you for continuing to turn to us for your financial solutions.

Sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President
LB Series Fund, Inc.

[PHOTO OMITTED: JIM ABITZ]

Jim Abitz                                             December 31, 2003

Senior Vice President and
Chief Investment Officer

Economic and Market Overview

The nation's financial markets moved solidly into recovery mode over the 12 months ended December 31, 2003, with every major asset class recording gains--many of them substantial. After a stronger fourth quarter in 2002, the markets sank again in early 2003, owing to an anxiety-inducing prelude to war with Iraq. In mid-March of 2003, after it became obvious that war was forthcoming, though with an apparent quick end to the initial conflict, the markets responded with an encouraging and broad-based rebound. Strong corporate profit reports supported and added to stock market gains throughout the summer months as further evidence of a strong economic recovery accumulated. All equity market capitalization ranges flourished in this environment with many smaller, "left-for-dead" technology companies leading the charge. High-quality bonds posted positive, yet tempered, returns in the face of a rising interest rate environment and a renewed economy while high-yield issues recorded hefty gains amid their finest run in several years.

U.S. Economy

Economic growth, after muddling along at a 1-2% rate, jumped sharply in the summer and fall months punctuated with an extraordinary third quarter 2003 gross domestic product (GDP) year-over-year increase of
8.2%, according to the Commerce Department's revised estimate--the strongest growth rate in nearly 20 years. The improvement was largely attributable to a combination of companies rebuilding depleted inventories and increasing capital expenditures and business investment. Last June, we pointed to weak capital spending and the lack of job growth as key missing pieces from the complete economic puzzle. With a solid pick up in business spending, all eyes have been trained on employment numbers and we have seen some improvement on the margin, backed by evidence such as weekly initial jobless claims having fallen to the lowest level since February of 2001. The net job loss figures, however, are sobering and could impact consumer confidence and the rate of economic growth if they continue to make newspaper headlines. Manufacturing activity has recently expanded, the housing sector continues its strong performance and consumer confidence has been increasingly positive--all key factors in the strong recovery.

Inflation and Monetary Policy

Inflation has yet to register in this economic recovery, with the exception of the occasional spike in energy prices. On a
year-over-year basis, inflation, as measured by the Consumer Price
Index, has held steady in the 2% range and shows no imminent signs of accelerating. This low level of inflation is consistent with the
Federal Reserve holding market interest rates steady well into 2004.
Low interest rates will continue to provide stimulatory fuel for the economy but will likely rise as improved employment and stronger economic growth numbers come in. The current federal funds rate--the rate at which banks charge one another for overnight loans and a barometer of all market interest rates--stands at 1%, a 45-year low.

Equity Performance

The past 12 months were an exceedingly rewarding period for stock investors, with all market capitalization ranges and investment styles turning in robust returns. The stock rally since late March was dominated by a decided "lower-quality" bias that favored small and out-of-favor firms over larger, more established companies. Technology stocks, the scourge of investors over the past several years, led the rally, as evidenced by the NASDAQ Composite's breathtaking 50.77%
total return over the 12-month period ended December 31, 2003. Small company stocks, as measured by the Russell 2000 Index, returned
47.27%, while mid-caps and the S&P MidCap 400 Index gained 35.59%.
Larger companies brought up the rear with their proxy, the S&P 500
Index, returning 28.67%. As far as investment styles--value-oriented stocks outperformed growth but this should be discounted as so many growth-oriented technology stocks had fallen in price and were being eyed as cheaper value stocks. International stocks emerged from a long hibernation as Japan's economy showed signs of life and valuations of many European stocks became exceedingly attractive. Morgan Stanley's
EAFE Index--a commonly used measure of international stock
performance--rose 39.17% over the one-year period.

Fixed-Income Performance

With a recovering economy and a somewhat more stable geopolitical landscape, higher-quality bonds slowed down from a very strong three-year performance period. The threat of rising interest rates teamed with a much-improved stock market sent investors scrambling for more return potential throughout the last six months of the fiscal year. Corporate bonds, especially those below investment grade, performed best as a result of an improved business climate and company balance sheets holding less debt. The threat of rising interest rates dampened investor enthusiasm for the highest-quality U.S. Treasury securities and government agency debt. For the period, the Lehman
Brothers Aggregate Bond Index--a broad barometer of high-quality bond performance--posted a 4.10% total return.

The historically wide yield difference between high-yield bonds and
U.S. Treasuries attracted sizable inflows into high-yield bond funds and teamed with an improved credit market, produced sizable gains for investors. The Lehman Brothers High Yield Bond Index produced a 28.97%
total return over the 12-month period.

Outlook

Signs have grown increasingly positive and it is obvious that the U.S.
economy is in the midst of a firm recovery. With a low interest rate environment and strong productivity and continued economic growth, there is no reason that the economy cannot grow at a 4% rate in 2004.
Consumer confidence, while inherently volatile has risen in recent months and experts expect a strong holiday retail season from higher consumer spending. Irritants such as high consumer debt levels and a spike in the personal bankruptcy rate have yet to impact consumer confidence while inflation appears sedate. Lower unemployment rates and job creation are factors that could provide leadership into the next market rally and recent indications are that employment numbers are growing more positive.

We expect less robust returns for high-quality bonds in the next six to twelve months as interest rates are set to rise from historically low levels. However, in our view, the Federal Reserve will hold off on significant interest rate increases until the unemployment rate exhibits a convincing downward trend.

In our experience, the stock market rarely, if ever, moves upward in a steady way. As an example, the month of September saw a drop in all major equity indexes but shouldn't necessarily be viewed negatively.
In our opinion, such consolidation periods are a healthy and necessary part of market rallies as they help prepare for future gains and allow investors on the sideline to reenter the market. This additional demand by investors was one reason the stock market performed so well in October. We expect more periodic pullbacks such as September's as investors occasionally reap profits but remain confident that overall, the market is well positioned for a rewarding 2004.

SMALL CAP GROWTH PORTFOLIO

[GRAPHIC OMITTED: FRANKLIN TEMPLETON INVESTMENTS]

Franklin Advisers, Inc. Portfolio Subadviser

The Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of
U.S. small capitalization companies.

Small Cap Growth Portfolio

Small company stocks led the equity rally of 2003. For the year ended
December 31, 2003, the Small Cap Growth Portfolio returned 43.83%
compared to the median return of its Lipper, Inc., peer group of
40.36%. The Portfolio's industry benchmark, the Russell 2000 Growth
Index, returned 48.54% over the same period.

Small, Low Quality Stocks Soar

The first three months of the year were volatile and disappointing for small-cap growth investors as the anticipation of an Iraqi conflict, declining consumer confidence and spending, and unemployment negatively impacted the equity markets and the economy. The rest of
2003 was characterized by equity market appreciation, as small-cap stocks outperformed their larger-cap counterparts for three
consecutive quarters, particularly in the second and third quarter.

Within the small-cap universe, the smallest stocks, which we define as companies with market capitalizations below $250 million, generally outperformed the companies with market capitalizations between $250 million and $1.5 billion. Because the Portfolio's holdings were concentrated in companies in the $250 million and $1.5 billion market capitalization range, the Portfolio underperformed its benchmark, which had benefited from a higher weighting of the better-performing smallest stocks in the category during the second and third quarter.
The Portfolio was also hurt by its underweighted exposure to biotechnology, Internet and communications-related sectors, which rallied strongly after a long period of decline.

As we drew closer to the year-end, the domestic economy continued to demonstrate signs of recovery. The Portfolio's significant weighting in technology, transportation, energy, industrial and commercial services contributed favorably to performance against the Portfolios'
benchmarks. As the year ended, however, investors became somewhat more cautious due to a weakening dollar, persistently high unemployment, seasonal fears about holiday shopping strength, government budget deficits and a recognition that the economy's torrid second half growth might moderate in 2004. Investor caution combined with a desire by many investors to "book some profits" created several sell-offs and a generally choppy quarter for small-cap stocks. The Portfolio's outperformance during the fourth quarter was a result of its large exposure to technology and industrial companies, which showed strong performance during the quarter. The positive performance of these investments was partially offset by weakness in the Portfolio's financial services investments.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology                 43.2%
Industrials                            13.0%
Health Care                            10.5%
Consumer Discretionary                  9.9%
Energy                                  7.0%
Materials                               4.6%
Financials                              4.2%
Communications Services                 0.8%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              6.8%
Common Stocks                      93.2%

Top 10 Holdings
(% of Portfolio)

Varian Semiconductor Equipment
Associates, Inc.                             2.4%
Semtech Corporation                          2.3%
National Instruments Corporation             2.0%
Lam Research Corporation                     1.8%
Minerals Technologies, Inc.                  1.7%
Landstar System, Inc.                        1.7%
Integrated Circuit Systems, Inc.             1.5%
Forward Air Corporation                      1.4%
Advanced Fibre Communications, Inc.          1.4%
Tektronix, Inc.                              1.4%

These common stocks represent 17.6% of the total investment portfolio.

Footnotes read:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                             Portfolio Facts
                            December 31, 2003

Net Assets                 $40,055,728              NAV          $11.07
NAV -- High+       12/30/2003-- $11.21
NAV -- Low+          3/12/2003-- $6.99
Number of Holdings: 147          + For the year ended December 31, 2003

               Average Annual Total Returns /1/
                     December 31, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-----------------------------------------------------------
          43.83%                               5.01%

Outlook

We believe we're still in the early stages of an economic expansion and, therefore, the Portfolio will remain aggressively positioned with strong exposure to technology, transportation, energy, industrial and commercial services sectors. We feel good about the market's positioning and prospects. With no ominous signs that inflation will return in the near future, the Federal Reserve will likely error on the side of maintaining low interest rates and preserving liquidity.
And, traditionally, election years produce an economic and political atmosphere conducive to small-cap growth. We are making significant efforts to find and invest in companies whose true earnings growth potential, we believe, has yet to be recognized. We continue to search across all sectors for opportunities to invest in rapidly growing small- and mid-cap companies, which tend to show higher growth momentum as the economy picks up. We anticipate maintaining the
Portfolio's current sector exposures, as the weightings are consistent with our desired leverage to an economic recovery in the U.S.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                                              Russell
                            Small Cap         2000              Consumer
                            Growth            Growth            Price
  Date                      Portfolio         Index*            Index**
------------------------------------------------------------------------
  November 30, 2001           10,000           10,000           10,000
               2002           10,550           10,623            9,961
               2002           10,413           10,245            9,983
               2002            9,962            9,582           10,023
               2002           10,851           10,414           10,079
               2002           10,540           10,189           10,135
               2002           10,079            9,593           10,135
               2002            9,179            8,780           10,141
               2002            7,684            7,430           10,152
               2002            7,665            7,427           10,186
               2002            6,786            6,891           10,203
               2002            7,450            7,239           10,228
               2002            8,220            7,957           10,228
               2003            7,699            7,408           10,206
               2003            7,633            7,207           10,251
               2003            7,462            7,015           10,330
               2003            7,308            7,121           10,392
               2003            7,963            7,795           10,369
               2003            8,735            8,673           10,353
               2003            8,822            8,840           10,364
               2003            9,224            9,508           10,375
               2003           10,029           10,019           10,415
               2003            9,558            9,766           10,448
               2003           10,569           10,609           10,437
               2003           10,958           10,955           10,409
  December 31, 2003          $11,074          $11,004          $10,398

Footnotes read:

*  The Russell 2000 Growth Index is an index comprised of companies with a greater than average growth orientation within
   the Russell 2000 Index. The Russell 2000 Index is
   comprised of the 2,000 smaller companies in the Russell
   3000 Index, which represents the 3,000 largest
   companies based on market capitalization and is
   designed to represent the performance of about 98% of
   the U.S. equity market. It is not possible to invest
   directly in these Indexes. The performance of these
   indexes does not reflect deductions for fees, expenses
   or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and
   transportation. It is not possible to invest directly
   in the Index.

/1/Past performance is not an indication of future results.
   Annualized total returns represent past performance and
   reflect changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more
   or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory
   Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The
   returns shown do not reflect charges and expenses
   imposed on contract holders by the variable accounts.
   Those charges and expenses reduce the returns received
   by contract holders as compared to the returns
   presented. For additional information, refer to your
   variable contract prospectus which can be obtained from
   your registered representative or by calling (800)
   Thrivent. Please read your prospectus carefully.

OPPORTUNITY GROWTH PORTFOLIO

[PHOTO OMITTED: ANDREA J. THOMAS]

Andrea J. Thomas, Portfolio Manager

The Opportunity Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of smaller
capitalization common stocks.

As uncertainty surrounding the Iraq war dissipated and as signs of an economic recovery materialized, small-company growth investors began to realize impressive returns. For the 12-month period ended December
31, 2003, the Opportunity Growth Portfolio produced a 42.35% return, while its Lipper, Inc., peer group of similar small-cap growth funds returned a median of 40.36%. The Portfolio's previous market benchmark, the small company Russell 2000 Index, returned 47.27%, while the Portfolio's current market benchmark, the Russell 2000
Growth Index, returned 48.54%. Because the Russell 2000 Growth Index is a more accurate reflection of the companies in which the Portfolio invests, it will be used to compare performance of the Portfolio, rather than the Russell 2000 Index.

Micro Caps Maximize Opportunity

In general, small-cap growth companies have greater exposure to an economic recovery and, therefore, greater earnings leverage when the economy begins to heat up. For the majority of 2003, economic conditions were ideal for small-caps, but not before the markets bottomed out in March and early April. Once the Iraq war began, however, the cycle reversed itself and positive economic news combined with improved consumer confidence to spur a rally that persevered throughout 2003.

After months of trepidation, investors eagerly welcomed these developments as the high-yield markets improved and the smallest of the small-caps, "micro-caps", surged. The technology sector was the primary beneficiary of this rally due to the fact that it had been perhaps most adversely affected by the long-standing bear market.
Rather than going out of business, many of the small-cap names secured financing and the elusive liquidity returned.

The Portfolio's relative underperformance to that of its current market benchmark, the Russell 2000 Growth Index, can be traced to this micro-cap phenomenon. While the Russell 2000 Growth Index typically includes a large proportion of micro-cap names, institutional investors usually maintain only limited exposure to such stocks. The
Portfolio's repositioning in November 2002, however, allowed the
Portfolio some exposure to this strong micro-cap move.

The Portfolio's strong returns were paced by exceptional performance in traditional growth sectors including technology, telecommunications and consumer. In the fourth quarter, non-traditional growth sectors including energy and basic materials also augmented the Portfolio's performance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology                 34.5%
Health Care                            20.0%
Consumer Discretionary                 16.4%
Industrials                             8.8%
Financials                              7.6%
Energy                                  4.5%
Communications Services                 1.7%
Consumer Staples                        1.4%
Materials                               1.1%
Utilities                               0.7%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.3%
Common Stocks                      96.7%

Top 10 Holdings
(% of Portfolio)

Engineered Support Systems, Inc.             0.8%
Ethan Allen Interiors, Inc.                  0.8%
Getty Images, Inc.                           0.8%
Cost Plus, Inc.                              0.8%
Affiliated Managers Group, Inc.              0.7%
C.H. Robinson Worldwide, Inc.                0.7%
St. Mary Land & Exploration Company          0.7%
Caremark Rx, Inc.                            0.7%
First Financial Bankshares, Inc.             0.7%
Forward Air Corporation                      0.7%

These common stocks represent 7.4% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                           Portfolio Facts
                          December 31, 2003

Net Assets                  $268,847,344             NAV          $9.89
NAV -- High+          12/1/2003-- $10.15
NAV -- Low+            3/12/2003-- $6.14
Number of Holdings: 329          + For the year ended December 31, 2003

            Average Annual Total Returns /1/
                   December 31, 2003
                                                From
                                           Inception
1 Year                5-Year               1/18/1996
-----------------------------------------------------------
42.35%                -0.93%                   1.36%

Outlook

We believe we're still in the early stages of an economic expansion and, therefore, the Portfolio will remain aggressively positioned with strong exposure to growth sectors, especially technology.

While micro caps may still garner positive growth, we believe it's unlikely that they can match 2003's incredible results in which many doubled, tripled or quadrupled in value. We still believe in the promise of small-caps, however, and will look to move from micro-caps, which are under $500 million, to the small-caps occupying positions of more than$1 billion. These stocks have performed well, but have not experienced the kind of explosive movement that micro-caps have experienced in the last 12 months.

The Portfolio will also continue to look for value in the energy, basic materials and industrials sectors, which could provide sustained gains if the economy continues to grow.

Overall, for the foreseeable future, we feel good about the market's positioning and prospects. With no ominous signs that inflation will return in the near future, the Federal Reserve will likely error on the side of maintaining low interest rates and preserving liquidity.
And, traditionally, election years produce an economic and political atmosphere conducive to small-cap growth.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                                                      Russell
                          Opportunity    Russell       2000         Consumer
                          Growth         2000          Growth       Price
  Date                    Portfolio      Index*        Index**      Index***
------------------------------------------------------------------------------
   January 18, 1996        10,000        10,000        10,000        10,000
               1996        10,544         9,989        10,059         9,917
               1996        10,983        10,301        10,091        10,369
               1996        11,305        10,511        10,143        10,574
               1996        12,594        11,073        10,182        11,386
               1996        13,407        11,509        10,202        11,970
               1996        12,517        11,036        10,208        11,192
               1996        11,446        10,073        10,228         9,826
               1996        12,124        10,658        10,248        10,553
               1996        13,014        11,075        10,280        11,097
               1996        11,982        10,904        10,313        10,618
               1996        11,550        11,354        10,332        10,913
               1997        11,917        11,651        10,332        11,126
               1997        12,155        11,884        10,365        11,404
               1997        11,106        11,596        10,397        10,715
               1997         9,927        11,049        10,423         9,959
               1997         9,499        11,080        10,436         9,844
               1997        10,901        12,312        10,430        11,324
               1997        11,480        12,840        10,443        11,708
               1997        12,078        13,437        10,456        12,308
               1997        12,359        13,745        10,476        12,677
               1997        13,726        14,751        10,502        13,689
               1997        12,912        14,104        10,528        12,866
               1997        12,417        14,012        10,521        12,560
               1998        12,028        14,257        10,508        12,567
               1998        11,665        14,032        10,528        12,399
               1998        12,378        15,069        10,547        13,494
               1998        12,837        15,690        10,567        14,060
               1998        12,880        15,776        10,586        14,146
               1998        11,830        14,926        10,606        13,118
               1998        11,920        14,957        10,619        13,252
               1998        11,019        13,746        10,632        12,146
               1998         8,646        11,076        10,645         9,342
               1998         9,291        11,943        10,658        10,289
               1998         9,854        12,431        10,684        10,826
               1998        10,534        13,082        10,684        11,665
               1999        11,668        13,892        10,678        12,721
               1999        11,498        14,077        10,704        13,293
               1999        10,392        12,936        10,717        12,077
               1999        10,573        13,138        10,749        12,507
               1999        10,799        14,315        10,827        13,612
               1999        11,224        14,524        10,827        13,634
               1999        11,969        15,181        10,827        14,352
               1999        11,960        14,765        10,860        13,908
               1999        11,452        14,219        10,886        13,388
               1999        11,776        14,221        10,938        13,646
               1999        11,856        14,280        10,958        13,995
               1999        12,941        15,132        10,964        15,475
               2000        14,882        16,845        10,964        18,203
               2000        14,215        16,574        10,990        18,033
               2000        16,935        19,310        11,055        22,229
               2000        16,117        18,038        11,147        19,893
               2000        14,719        16,952        11,153        17,884
               2000        13,746        15,964        11,160        16,318
               2000        15,624        17,356        11,225        18,426
               2000        14,536        16,797        11,244        16,847
               2000        16,497        18,079        11,257        18,619
               2000        16,011        17,547        11,316        17,694
               2000        15,373        16,764        11,336        16,258
               2000        12,846        15,043        11,342        13,306
               2001        13,982        16,335        11,336        14,120
               2001        14,000        17,186        11,407        15,263
               2001        12,119        16,059        11,453        13,171
               2001        10,856        15,273        11,479        11,973
               2001        12,030        16,468        11,524        13,439
               2001        12,182        16,873        11,577        13,750
               2001        12,303        17,455        11,596        14,125
               2001        11,863        16,511        11,564        12,920
               2001        11,194        15,977        11,564        12,114
               2001         9,541        13,827        11,616        10,159
               2001        10,326        14,636        11,577        11,136
               2001        10,945        15,768        11,557        12,066
               2002        11,464        16,741        11,511        12,817
               2002        11,038        16,567        11,538        12,361
               2002        10,422        16,113        11,583        11,561
               2002        11,095        17,409        11,648        12,566
               2002        10,692        17,567        11,713        12,294
               2002        10,200        16,787        11,713        11,575
               2002         9,385        15,955        11,720        10,594
               2002         8,136        13,545        11,733         8,965
               2002         8,148        13,512        11,772         8,961
               2002         7,567        12,541        11,792         8,314
               2002         7,874        12,944        11,821         8,735
               2002         8,456        14,099        11,821         9,600
               2003         7,822        13,315        11,795         8,938
               2003         7,520        12,949        11,847         8,696
               2003         7,287        12,557        11,938         8,464
               2003         7,382        12,719        12,010         8,592
               2003         8,003        13,924        11,984         9,405
               2003         8,877        15,417        11,964        10,465
               2003         9,059        15,697        11,977        10,666
               2003         9,618        16,679        11,991        11,473
               2003        10,149        17,443        12,036        12,089
               2003         9,908        17,122        12,075        11,783
               2003        10,841        18,559        12,062        12,801
               2003        11,238        19,218        12,030        13,218
  December 31, 2003       $11,135       $19,609       $12,017       $13,277

Footnotes read:

*   The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents
    the 3,000 largest companies based on market
    capitalization and is designed to represent the
    performance of about 98% of the U.S. equity market. It
    is not possible to invest directly in these Indexes.
    The performance of these indexes does not reflect
    deductions for fees, expenses or taxes.

**  The Russell 2000 Growth Index is an index comprised of companies with a greater than average growth orientation within
    the Russell 2000 Index. The Russell 2000 Index is
    comprised of the 2,000 smaller companies in the Russell
    3000 Index, which represents the 3,000 largest
    companies based on market capitalization and is
    designed to represent the performance of about 98% of
    the U.S. equity market. It is not possible to invest
    directly in these Indexes. The performance of these
    indexes does not reflect deduction for fees, expenses
    or taxes. The composition of the Russell 2000 Growth
    Index serves as a better reflection of the Portfolio's
    current investment strategy than does the Russell 2000
    Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Portfolio's adviser reimbursed and/or paid non-advisory
    Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower. The
    returns shown do not reflect charges and expenses
    imposed on contract holders by the variable accounts.
    Those charges and expenses reduce the returns received
    by contract holders as compared to the returns
    presented. For additional information, refer to your
    variable contract prospectus which can be obtained from
    your registered representative or by calling (800)
    Thrivent. Please read your prospectus carefully.

MID CAP SELECT GROWTH PORTFOLIO

[LOGO OMITTED: MFS INVESTMENT MANAGEMENT]

Massachusetts Financial Services Company, Portfolio Subadviser

The Mid Cap Select Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Medium-sized growth company stocks turned in very strong performance as an economic recovery teamed with much improved corporate earnings during the 12-month period ended December 31, 2003. In this
constructive environment for stocks, the Mid Cap Select Growth
Portfolio posted a 37.34% total return as compared to its Lipper,
Inc., peer group of similarly managed mid-cap growth portfolios which recorded a 36.59% median total return. The Portfolio's market benchmark, the Russell Midcap Growth Index, ended the identical period with a 42.71% total return.

Investors Exhibit Appetite for Risk over Period

In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for most stock markets since 1999. The turnaround began in earnest in March and April as it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. Adding in increasingly positive economic numbers and a strong corporate profits recovery, the markets rose dramatically.

In the equities markets, the big surprise of 2003 was investors'
willingness to take on additional risk. After a brutal three-year equities market decline, many observers, including the management of the Portfolio, believed investors would avoid riskier securities. In fact, it was just the opposite with the relatively low-quality, higher-risk stocks doing the best. Many of these stocks were of companies with substantial debt, lower profit margins and second-tier competitive positioning. In short, investors favored stocks that had fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well.

The Portfolio was largely in line with its Lipper peer group but lagged its market benchmark, primarily due to less exposure to the lower-quality, higher-risk companies described above. In particular, our technology holdings, while providing substantial gains, failed to include some of the rapid rising issues such as Amazon and Nextel. The market benchmark's technology holdings outperformed ours and contributed to our lesser performance. Companies we did own, such as
Peoplesoft and Network Associates, failed to perform in line with other technology holdings. Also, the Portfolio's cash position detracted from relative performance as the market index is unmanaged and carried no cash during the sizable market rally. Investments and strong stock selection in the health care sector helped the Portfolio better its peer group as several biotechnology holdings soared after product approvals and industry recoveries.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology                 26.6%
Consumer Discretionary                 22.1%
Health Care                            20.7%
Industrials                            12.5%
Communications Services                 6.8%
Financials                              4.4%
Energy                                  3.1%
Consumer Staples                        0.7%
Materials                               0.2%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.9%
Common Stocks                      97.1%

Top 10 Holdings
(% of Portfolio)

NTL, Inc.                             3.2%
Cytyc Corporation                     2.4%
Invitrogen Corporation                2.1%
Millipore Corporation                 2.1%
Xilinx, Inc.                          1.9%
American Tower Corporation            1.8%
Westwood One, Inc.                    1.8%
Career Education Corporation          1.6%
Getty Images, Inc.                    1.6%
BJ Services Company                   1.6%

These common stocks represent 20.1% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                        Portfolio Facts
                       December 31, 2003

Net Assets                  $30,457,272              NAV          $8.19
NAV -- High+          12/1/2003-- $8.21
NAV -- Low+           3/11/2003-- $5.59
Number of Holdings: 102          + For the year ended December 31, 2003

                Average Annual Total Returns /1/
                     December 31, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-----------------------------------------------------------
          37.34%                              -9.07%

Outlook

We will continue to focus on building a diversified Portfolio of many companies and smaller average positions in those companies. We believe this approach offers broad exposure to mid-sized growth companies without taking on inordinate risk. After such a significant and broad stock market recovery as we witnessed in 2003, we expect tempered returns for mid-sized growth companies as many of these stocks have gained sizably in price over the past nine months. Stocks are still poised for gains over the longer term as interest rates remain low, corporate profitability is on the rise and the economy appears poised to continue an upward trajectory.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                             Mid Cap           Russell
                             Select            MidCap           Consumer
                             Growth            Growth           Price
  Date                       Portfolio         Index*           Index**
------------------------------------------------------------------------
   November 30, 2001          10,000           10,000           10,000
               2002           10,599           10,380            9,961
               2002            9,735           10,043            9,983
               2002            9,362            9,474           10,023
               2002            9,981           10,197           10,079
               2002            8,678            9,657           10,135
               2002            8,161            9,369           10,135
               2002            6,811            8,335           10,141
               2002            6,129            7,525           10,152
               2002            6,139            7,499           10,186
               2002            5,568            6,903           10,203
               2002            6,017            7,438           10,228
               2002            6,349            8,020           10,228
               2003            5,972            7,535           10,206
               2003            5,988            7,461           10,251
               2003            5,912            7,397           10,330
               2003            5,972            7,534           10,392
               2003            6,369            8,047           10,369
               2003            6,987            8,822           10,353
               2003            7,057            8,947           10,364
               2003            7,373            9,267           10,375
               2003            7,795            9,777           10,415
               2003            7,438            9,588           10,448
               2003            7,998           10,361           10,437
               2003            8,149           10,638           10,409
   December 31, 2003          $8,202          $10,754          $10,398

Footnotes read:

*  The Russell Midcap Growth Index is an index comprised of those
   Russell Midcap Index companies with higher
   price-to-book ratios and higher forecasted growth
   values, specifically the 800 smallest companies within
   the top 1,000 of the Russell 3000 Index. The Russell
   3000 Index is comprised of the 3,000 largest U.S.
   companies based on market capitalization and is
   designed to represent the performance of about 98% of
   the U.S. equity market. It is not possible to invest
   directly in these Indexes. The performance of these
   indexes does not reflect deductions for fees, expenses
   or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products
   and services, including housing, electricity, food and
   transportation. It is not possible to invest directly
   in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more
   or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory
   Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The
   returns shown do not reflect charges and expenses
   imposed on contract holders by the variable accounts.
   Those charges and expenses reduce the returns received
   by contract holders as compared to the returns
   presented. For additional information, refer to your
   variable contract prospectus which can be obtained from
   your registered representative or by calling (800)
   Thrivent. Please read your prospectus carefully.

MID CAP GROWTH PORTFOLIO

[PHOTO OMITTED: BRIAN L. THORKELSON AND ANDREA J. THOMAS]

Brian L. Thorkelson (left), and Andrea J. Thomas (right), Portfolio
Co-Managers The Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Mid-cap growth style investments produced outstanding returns for the
12-month period ended December 31, 2003. The Mid Cap Growth Portfolio posted a 35.92% total return, which was in line with the 35.59% return posted by its previous market benchmark, the S&P MidCap 400 Index, while the Portfolio's current market benchmark, the Russell Midcap
Growth Index, returned 42.71%. The Portfolio's Lipper, Inc., peer group of similar mid-cap growth stocks returned 36.59%. Because the
Russell Midcap Growth Index is a more accurate reflection of the companies in which the Portfolio invests, it will be used to compare performance of the Portfolio, rather than the S&P MidCap 400 Index.

The Year of the Micro Cap

In a year of impressive gains across many sectors and all market capitalization segments, 2003 will go down as the year of the micro caps. These smallest of the small-caps, the under-$500-million stocks, eagerly rode the wave of economic recovery to remarkable gains.

Following a three-year period of negative returns, the markets began an upward turn in March of 2003. Investors simultaneously began to gain a comfort level with prospects for economic growth and the viability of many technology sector companies. These companies, which were trading at a level reflective of those expected to go out of business, suddenly rallied and garnered outstanding returns for the remainder of the year.

Most institutional investors, however, did not participate in this rally as they typically eschew these low-quality stocks. Of those who had endured micro cap exposure in recent years, most were eager to limit their exposure to this higher risk market capitalization segment-despite the micro caps' growing momentum.

While the Mid Cap Growth Portfolio's underweighted stance with regard to micro caps did adversely affect its returns, the Portfolio nonetheless participated in the growth sector's rally and produced impressive gains for mid-cap investors. Several strong-performing sectors and individual stocks led the way in achieving the 35.92%
average return.

An overweighted position in the high-flying information technology sector helped pace the Portfolio. Positive stock selection in the semiconductor, software, and materials (including metals/mining and chemical industries) were responsible for significant growth. In addition to the Portfolio's underweighted stance on lower quality micro caps, the Portfolio was adversely affected by negative stock selection in the energy, industrials, construction and engineering sectors. The Portfolio's benchmark carried a heavier concentration of the high-flying micro-cap companies and no cash position, which largely explains its higher overall return.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology                 29.3%
Consumer Discretionary                 20.2%
Health Care                            19.0%
Industrials                             9.5%
Financials                              7.9%
Energy                                  4.8%
Materials                               2.3%
Communications Services                 1.5%
Utilities                               0.8%
Consumer Staples                        0.8%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.9%
Common Stocks                      96.1%

Top 10 Holdings
(% of Portfolio)

Univision Communications, Inc.                    0.9%
Gilead Sciences, Inc.                             0.8%
Coach, Inc.                                       0.8%
Gentex Corporation                                0.8%
Microchip Technology, Inc.                        0.7%
Omnicare, Inc.                                    0.7%
Bed Bath & Beyond, Inc.                           0.7%
Investors Financial Services Corporation          0.7%
UTStarcom, Inc.                                   0.7%
Staples, Inc.                                     0.6%

These common stocks represent 7.4% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                            Portfolio Facts
                           December 31, 2003

Net Assets                  $478,842,255            NAV          $13.08
NAV -- High+          12/1/2003-- $13.18
NAV -- Low+            3/11/2003-- $8.94
Number of Holdings: 331          + For the year ended December 31, 2003

             Average Annual Total Returns /1/
                   December 31, 2003
                                                From
                                           Inception
1 Year                5-Year               1/30/1998
-----------------------------------------------------------
35.92%                 6.47%                   7.41%

Outlook

Overall, we view 2004 with more optimism than many industry observers.
Although we agree with the prevailing opinion that returns of more than 30% will likely not be repeated in 2004, we do believe economic conditions could still foster strong growth. Many companies are still in an ideal growth position due to reduced leverage, resulting from low interest rates and leaner operating costs, which are a byproduct of the recent recession.

Because these conditions bode well for the growth sectors of the economy, we will keep cash levels low and continue to ride the trends that are working. We will actively seek stocks in healthcare, telecommunications and some of the consumer segments, including broadcasting. While technology appears to be extended, we will look for value in that sector as well as in the market-sensitive (as opposed to interest-rate sensitive) financials. While December ushered in a more normalized return pattern with regard to micro caps, we have taken steps to mitigate the Portfolio's risk and increase its exposure to smaller cap stocks.

We believe mid-caps offer an attractive investment option in 2004.
With many divergent opinions about short-term economic prospects, mid-caps offer growth potential similar to that of small-caps, while maintaining risk characteristics similar to large-caps.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                         Russell       S&P
                         Mid Cap         MidCap        MidCap       Consumer
                         Growth          Growth        400          Price
  Date                   Portfolio       Index**       Index*       Index***
------------------------------------------------------------------------------
   January 18, 1998        10,000        10,000        10,000        10,000
               1998        10,732        10,940        10,019        10,829
               1998        11,132        11,399        10,037        11,317
               1998        11,224        11,554        10,056        11,523
               1998        10,650        11,078        10,074        11,005
               1998        10,968        11,392        10,087        11,074
               1998        10,457        10,904        10,099        10,645
               1998         8,344         8,823        10,111         8,664
               1998         8,868         9,490        10,124         9,472
               1998         9,393        10,189        10,149        10,319
               1998        10,084        10,876        10,149        10,834
               1999        11,162        12,003        10,142        12,143
               1999        11,588        12,362        10,167        11,670
               1999        10,939        11,758        10,179        11,059
               1999        11,624        12,413        10,210        11,368
               1999        12,050        12,978        10,285        12,265
               1999        11,920        12,811        10,285        12,318
               1999        12,843        13,706        10,285        12,977
               1999        12,704        13,269        10,316        12,702
               1999        12,487        13,131        10,340        12,266
               1999        12,453        13,020        10,390        11,888
               1999        13,387        14,026        10,408        12,493
               1999        14,357        15,479        10,415        13,149
               2000        16,704        18,159        10,415        13,931
               2000        16,493        18,155        10,439        13,538
               2000        20,549        21,972        10,501        14,486
               2000        20,047        21,995        10,588        15,698
               2000        18,689        19,860        10,594        15,150
               2000        17,859        18,412        10,600        14,961
               2000        19,007        20,366        10,662        15,181
               2000        18,586        19,076        10,681        15,420
               2000        20,821        21,953        10,693        17,142
               2000        20,590        20,880        10,749        17,025
               2000        19,689        19,451        10,767        16,447
               2000        17,733        15,224        10,774        15,206
               2001        18,936        16,026        10,767        16,369
               2001        19,025        16,941        10,835        16,734
               2001        16,177        14,011        10,879        15,779
               2001        14,383        12,006        10,903        14,606
               2001        16,328        14,007        10,947        16,217
               2001        16,313        13,941        10,996        16,594
               2001        16,189        13,948        11,015        16,527
               2001        15,554        13,008        10,984        16,281
               2001        14,564        12,065        10,984        15,749
               2001        12,616        10,071        11,033        13,790
               2001        13,550        11,129        10,996        14,400
               2001        14,654        12,328        10,978        15,471
               2002        15,198        12,796        10,934        16,270
               2002        14,733        12,381        10,959        16,186
               2002        14,118        11,679        11,003        16,205
               2002        14,925        12,570        11,064        17,364
               2002        14,435        11,905        11,126        17,283
               2002        14,065        11,549        11,126        16,991
               2002        12,770        10,275        11,132        15,748
               2002        11,481         9,277        11,145        14,222
               2002        11,397         9,244        11,182        14,294
               2002        10,574         8,510        11,201        13,143
               2002        11,254         9,169        11,228        13,712
               2002        12,062         9,887        11,228        14,504
               2003        11,234         9,289        11,204        13,908
               2003        11,076         9,198        11,253        13,502
               2003        10,971         9,118        11,340        13,181
               2003        11,108         9,288        11,408        13,291
               2003        11,915         9,920        11,383        14,256
               2003        12,958        10,875        11,365        15,436
               2003        13,162        11,030        11,377        15,633
               2003        13,162        11,030        11,377        15,633
               2003        13,562        11,424        11,389        16,188
               2003        14,284        12,053        11,433        16,921
               2003        13,787        11,820        11,470        16,662
               2003        14,888        12,772        11,458        17,922
               2003        15,163        13,114        11,427        18,546
  December 31, 2003       $15,270       $13,257       $11,414       $18,859

Footnotes read:

*   The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization
    stocks. It is not possible to invest directly in the
    Index. The performance of the Index does not reflect
    deductions for fees, expenses or taxes.

**  The Russell Midcap Growth Index is an index comprised of those
    Russell Midcap Index companies with higher
    price-to-book ratios and higher forecasted growth
    values, specifically the 800 smallest companies within
    the top 1,000 of the Russell 3000 Index. The Russell
    3000 Index is comprised of the 3,000 largest U.S.
    companies based on market capitalization and is
    designed to represent the performance of about 98% of
    the U.S. equity market. It is not possible to invest
    directly in these Indexes. The performance of these
    indexes does not reflect deductions for fees, expenses
    or taxes. The composition of the Russell Midcap Growth
    Index serves as a better reflection of the Portfolio's
    investment strategy than does the S&P MidCap 400 Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Portfolio's adviser reimbursed and/or paid non-advisory
    Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower. The
    returns shown do not reflect charges and expenses
    imposed on contract holders by the variable accounts.
    Those charges and expenses reduce the returns received
    by contract holders as compared to the returns
    presented. For additional information, refer to your
    variable contract prospectus which can be obtained from
    your registered representative or by calling (800)
    Thrivent. Please read your prospectus carefully.

WORLD GROWTH PORTFOLIO

[LOGO OMITTED: T. ROWE PRICE]

T. Rowe Price International, Inc., Portfolio Subadviser
The World Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of established, non-U.S. companies.*

International stocks posted strong results over the 12-month period ended December 31, 2003 as a global economic recovery took place. The
World Growth Portfolio posted a 31.27% total return, lagging its
Lipper, Inc., peer group of similarly managed international stock portfolios which returned a median of 33.48%. Over the identical reporting period, Morgan Stanley's EAFE Index, recorded a 39.17% total return. International stocks ended the year in positive territory for the first time since 1999 and outperformed most domestic indexes.

Smaller, Lower-Priced Stocks Do Best

The nature of the market recovery worked against the larger
capitalization and higher quality tilt of the Portfolio as the smallest and least expensive stocks led the charge. The Portfolio's tilt towards less-speculative and higher-quality growth companies was largely responsible for its relative underperformance. The strongest areas for this low-price bias were Japan and the United Kingdom. A typical example can be illustrated in the Portfolio's overweighted position in Sony of Japan. This high-quality consumer discretionary holding lagged smaller, less experienced companies and contributed to our weaker relative performance.

A similar phenomena was experienced in Europe where the top performing market was Germany, which was one of the weakest performing countries over the past several years. We preferred France as it appeared to offer more in the way of growth opportunities and certainly many
French holdings contributed nicely to the Portfolio's absolute performance, but lacked the punch that German holdings produced.

From a sector standpoint, our industry focus on media holdings caused a degree of underperformance in the surging consumer discretionary sector. Reed Elsevier, one of the Portfolio's largest holdings, suffered on concerns that it would miss lofty growth targets for 2004.
Utilities holdings provided the most benefit through a combination of being underweight in this more sluggish sector and positive stock selection within the sector. Exposure to several emerging market nations such as India, Turkey, and Brazil also aided performance as the lower-quality international recovery most benefited these less stable but rapidly growing nations.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Common Stocks)

Financials                             23.6%
Consumer Discretionary                 18.1%
Communications Services                10.3%
Health Care                             9.6%
Consumer Staples                        8.6%
Energy                                  7.7%
Information Technology                  7.2%
Industrials                             7.0%
Materials                               3.8%
Utilities                               1.6%

[GRAPHIC OMITTED: PIE CHART PORTFOLIO COMPOSITION (% OF PORTOFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.5%
Common Stocks                      97.5%

Top 10 Countries
(% of Portfolio)

United Kingdom          24.7%
Japan                   18.5%
France                  15.5%
Switzerland              6.7%
Italy                    5.1%
Netherlands              4.9%
Spain                    3.8%
Sweden                   2.8%
Germany                  2.4%
South Korea              1.7%

These common stocks represent 86.1% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Countries excludes Short Term Investments.

                            Portfolio Facts
                           December 31, 2003

Net Assets                   $420,712,177           NAV          $10.62
NAV -- High+          12/31/2003-- $10.62
NAV -- Low+             3/12/2003-- $6.86
Number of Holdings: 201          + For the year ended December 31, 2003

            Average Annual Total Returns /1/
                  December 31, 2003
                                                From
                                           Inception
1 Year                5-Year               1/18/1996
-----------------------------------------------------------
31.27%                -0.75%                   3.11%

Outlook

The global recovery seems to be gaining momentum and non-U.S.
companies appear to carry more attractive valuations and possess better earnings potential than their American counterparts. Emerging markets exposure and stock prices remain compelling. The Portfolio's growth orientation has underperformed value stocks for some time, though those valuations have become more attractive. We anticipate our particular investing style -- large, proven growth-oriented companies
-- to gain favor as the lower-quality rally slows. Patient investors in international growth stocks enjoyed fruitful returns in 2003 and could see this particular asset class enjoy a solid relative performance year in 2004 as other asset classes fall from favor.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                            World              MSCI            Consumer
                            Growth             EAFE            Price
  Date                      Portfolio          Index**         Index***
------------------------------------------------------------------------
   January 18, 1996           10,000           10,000           10,000
               1996           10,014           10,025           10,059
               1996            9,988           10,062           10,091
               1996           10,113           10,278           10,143
               1996           10,370           10,579           10,182
               1996           10,351           10,387           10,202
               1996           10,483           10,448           10,208
               1996           10,152           10,145           10,228
               1996           10,305           10,170           10,248
               1996           10,548           10,443           10,280
               1996           10,495           10,339           10,313
               1996           10,980           10,753           10,332
               1997           11,041           10,617           10,332
               1997           10,886           10,248           10,365
               1997           10,998           10,418           10,397
               1997           10,982           10,458           10,423
               1997           11,051           10,516           10,436
               1997           11,754           11,203           10,430
               1997           12,256           11,824           10,443
               1997           12,585           12,017           10,456
               1997           11,449           11,122           10,476
               1997           12,212           11,748           10,502
               1997           11,322           10,847           10,528
               1997           11,291           10,739           10,521
               1998           11,351           10,835           10,508
               1998           11,754           11,334           10,528
               1998           12,440           12,063           10,547
               1998           12,869           12,438           10,567
               1998           12,970           12,539           10,586
               1998           12,946           12,481           10,606
               1998           12,942           12,578           10,619
               1998           13,101           12,708           10,632
               1998           11,499           11,137           10,645
               1998           11,242           10,798           10,658
               1998           12,240           11,927           10,684
               1998           12,799           12,541           10,684
               1999           13,251           13,039           10,678
               1999           13,120           13,003           10,704
               1999           12,888           12,696           10,717
               1999           13,410           13,229           10,749
               1999           13,907           13,768           10,827
               1999           13,275           13,062           10,827
               1999           13,781           13,575           10,827
               1999           14,042           13,981           10,860
               1999           14,197           14,035           10,886
               1999           14,279           14,180           10,938
               1999           14,750           14,714           10,958
               1999           15,780           15,228           10,964
               2000           17,774           16,598           10,964
               2000           16,675           15,546           10,990
               2000           17,580           15,968           11,055
               2000           17,766           16,590           11,147
               2000           16,775           15,720           11,153
               2000           16,176           15,339           11,160
               2000           16,975           15,942           11,225
               2000           16,419           15,277           11,244
               2000           16,812           15,413           11,257
               2000           15,761           14,665           11,316
               2000           15,158           14,322           11,336
               2000           14,378           13,788           11,342
               2001           14,909           14,281           11,336
               2001           15,077           14,275           11,407
               2001           13,744           13,205           11,453
               2001           12,685           12,331           11,479
               2001           13,708           13,196           11,524
               2001           13,105           12,741           11,577
               2001           12,566           12,224           11,596
               2001           12,274           12,003           11,564
               2001           11,967           11,701           11,564
               2001           10,727           10,519           11,616
               2001           11,058           10,788           11,577
               2001           11,528           11,186           11,557
               2002           11,774           11,253           11,511
               2002           11,211           10,656           11,538
               2002           11,330           10,731           11,583
               2002           11,933           11,317           11,648
               2002           11,856           11,399           11,713
               2002           11,865           11,554           11,713
               2002           11,378           11,098           11,720
               2002           10,100           10,003           11,733
               2002           10,071            9,983           11,772
               2002            8,929            8,913           11,792
               2002            9,570            9,393           11,821
               2002           10,117            9,820           11,821
               2003            9,721            9,491           11,795
               2003            9,285            9,095           11,847
               2003            8,955            8,888           11,938
               2003            8,740            8,720           12,010
               2003            9,687            9,584           11,984
               2003           10,271           10,174           11,964
               2003           10,433           10,426           11,977
               2003           10,592           10,680           11,991
               2003           10,859           10,939           12,036
               2003           11,089           11,279           12,075
               2003           11,668           11,982           12,062
               2003           11,909           12,251           12,030
  December 31, 2003          $12,761          $13,208          $12,017

Footnotes read:

*   International investing has special risks including currency fluctuation and political volatility.

**  The Morgan Stanley Capital International Europe, Australasia, Far
    East Index (MSCI EAFE Index) is a stock index designed
    to measure the equity performance of developed
    countries outside of North America. It is not possible
    to invest directly in the Index. The performance of the
    index does not reflect deductions for fees, expenses or
    taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Portfolio's adviser reimbursed and/or paid non-advisory
    Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower. The
    returns shown do not reflect charges and expenses
    imposed on contract holders by the variable accounts.
    Those charges and expenses reduce the returns received
    by contract holders as compared to the returns
    presented. For additional information, refer to your
    variable contract prospectus which can be obtained from
    your registered representative or by calling (800)
    Thrivent. Please read your prospectus carefully.

ALL CAP PORTFOLIO

[LOGO OMITTED: FIDELITY INVESTMENTS]

Fidelity Management & Research Company, Portfolio Subadviser
The All Cap Portfolio seeks long-term growth of capital by investing primarily in common stocks of all capitalizations.

The 12-month period ended December 31, 2003, marked the return of the stock market to positive territory after three straight years of negative returns. The All Cap Portfolio posted a return of 23.52% over the period while the Portfolio's Lipper, Inc., peer group posted a median return of 29.94%. The Portfolio's industry benchmark, the
Russell 3000 Index, returned 31.04% over the same period.

Stocks Realize Solid Gains

Stocks realized solid gains as investors returned to the equity markets with enthusiasm. Economic growth, tax cuts and low interest rates bolstered investor confidence and fueled a broad-based rally.
The Portfolio underperformed both of it benchmarks primarily due to weak stock selection and an underweighting in the top-performing technology sector. Investors' appetite for riskier tech stocks increased amid positive economic signs and rising equity markets. Also hurting relative returns was stock selection in the industrials sector, particularly among defense-related names. Despite growing federal defense spending and the Iraqi war, defense stocks fell during the period.

On the plus side, the Portfolio generally owned the right companies in the consumer discretionary sector. Specifically, the Portfolio benefited from its holdings in the homebuilding sector, which continued to be driven by strong home sales and low mortgage rates.
Another area of strength was stock selection in the telecommunications sector. Wireless stocks rebounded during the year as business prospects for that industry began to improve.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                             19.6%
Information Technology                 17.1%
Health Care                            13.7%
Industrials                            11.1%
Consumer Discretionary                 10.6%
Consumer Staples                       10.1%
Energy                                  6.0%
Communications Services                 3.4%
Materials                               3.0%
Utilities                               2.7%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.7%
Common Stocks                      97.3%

Top 10 Holdings
(% of Portfolio)

General Electric Company                   3.8%
Golden West Financial Corporation          2.5%
Fidelity National Financial, Inc.          2.5%
Countrywide Financial Corporation          2.4%
Occidental Petroleum Corporation           2.3%
Estee Lauder Companies                     2.3%
Western Digital Corporation                2.3%
3M Company                                 2.2%
Pogo Producing Company                     2.2%
Maxtor Corporation                         2.2%

These common stocks represent 24.7% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                           Portfolio Facts
                          December 31, 2003

Net Assets                   $48,647,837            NAV          $7.83
NAV -- High+          12/29/2003-- $7.86
NAV -- Low+            3/12/2003-- $5.88
Number of Holdings: 79          + For the year ended December 31, 2003

                Average Annual Total Returns /1/
                    December 31, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-----------------------------------------------------------
          23.52%                             -10.95%

Outlook

We expect to continue to see an economic recovery, but it will be a gradual process with potential dips along the way. Consumers have lost a fair amount of paper wealth during the past several years and many have lost jobs as well. For those finding new jobs, re-employment often occurs at lower compensation levels, which results in less discretionary income available to boost the economy. On the bright side, many corporations have dramatically improved their cost structure during the recent downturn. Resulting profit margin expansion should generate stronger earnings growth once revenues pick
up. We continue looking for the best stocks across all sectors, focusing on valuation and growth prospects over an 18- to 24-month time horizon. The Portfolio should benefit from this strategy once investors shift gears and begin to focus more on relative value and long-term growth potential.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                               Russell         Consumer
                            All Cap            3000            Price
  Date                      Portfolio          Index*          Index**
------------------------------------------------------------------------
  November 30, 2001           10,000           10,000           10,000
               2002           10,310           10,141            9,961
               2002            9,754           10,014            9,983
               2002            9,579            9,809           10,023
               2002           10,156           10,239           10,079
               2002            9,647            9,702           10,135
               2002            9,207            9,589           10,135
               2002            7,882            8,899           10,141
               2002            7,027            8,192           10,152
               2002            6,879            8,230           10,186
               2002            6,092            7,366           10,203
               2002            6,433            7,952           10,228
               2002            6,707            8,433           10,228
               2003            6,358            7,957           10,206
               2003            6,182            7,762           10,251
               2003            6,131            7,634           10,330
               2003            6,181            7,714           10,392
               2003            6,430            8,344           10,369
               2003            6,832            8,847           10,353
               2003            6,874            8,967           10,364
               2003            6,949            9,172           10,375
               2003            7,142            9,375           10,415
               2003            7,109            9,274           10,448
               2003            7,407            9,835           10,437
               2003            7,591            9,970           10,409
  December 31, 2003           $7,853          $10,426          $10,398

Footnotes read:

*  The Russell 3000 Index is an index comprised of the 3,000 largest companies based on market capitalization and is
   designed to represent the performance of about 98% of
   the U.S. equity market. It is not possible to invest
   directly in the Index. The performance of the index
   does not reflect deductions for fees, expenses or
   taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products
   and services, including housing, electricity, food and
   transportation. It is not possible to invest directly
   in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more
   or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory
   Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The
   returns shown do not reflect charges and expenses
   imposed on contract holders by the variable accounts.
   Those charges and expenses reduce the returns received
   by contract holders as compared to the returns
   presented. For additional information, refer to your
   variable contract prospectus which can be obtained from
   your registered representative or by calling (800)
   Thrivent. Please read your prospectus carefully.

GROWTH PORTFOLIO

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin, Portfolio Manager

The Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Growth stocks rallied over the 12-month period ended December 31,
2003, primarily due to sales and earnings improvement and positive economic data. The Growth Portfolio returned 30.49% over the period, while the median return of the Portfolio's Lipper, Inc., peer group was 26.98%. The Portfolio's previous market benchmark, the S&P 500, returned 28.67%, while the Portfolio's current benchmark, the Russell
1000 Growth Index, returned 29.75%. Because the Russell 1000 Growth
Index is a more accurate reflection of the companies in which the
Portfolio invests, it will be used to compare performance of the
Portfolio, rather than the S&P 500 Index.

Sales and Corporate Earnings Fuel Rally

Sales and earnings improvement as well as positive economic data fueled the market recovery in large company growth stocks over the period. Sales and earnings stopped declining from quarter to quarter and falling stock prices abated. In addition, economic data both domestically and worldwide leveled off and started to improve over the period. Information technology was the strongest performer over the period and the Portfolio's overweighting in this sector contributed to the Portfolio's performance against its benchmarks. Also aiding performance was the Portfolio's low cash position. The Portfolio's stock selection in the heath care sector was slightly weak and contributed negatively to performance over the period. The oversold condition of the market since April of 2000 definitely helped to serve as a springboard for equity returns once corporate and economic fundamentals started to improve. Since our Portfolio was aggressively postured going into the rebound, we benefited as the year progressed.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology                 32.5%
Health Care                            18.6%
Consumer Discretionary                 15.7%
Financials                             11.5%
Industrials                             7.9%
Consumer Staples                        7.7%
Energy                                  2.9%
Communications Services                 1.3%
Materials                               0.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              1.1%
Common Stocks                      98.9%

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation          3.7%
Pfizer, Inc.                   3.4%
Cisco Systems, Inc.            3.3%
Intel Corporation              3.2%
General Electric Company       2.6%
Dell, Inc.                     2.0%
Amgen, Inc.                    1.9%
Citigroup, Inc.                1.9%
Wal-Mart Stores, Inc.          1.9%
Medtronic, Inc.                1.5%

These common stocks represent 25.4% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                           Portfolio Facts
                          December 31, 2003

Net Assets                 $2,478,756,791           NAV          $13.78
NAV -- High+          12/29/2003-- $13.78
NAV -- Low+             3/11/2003-- $9.81
Number of Holdings: 218          + For the year ended December 31, 2003

            Average Annual Total Returns /1/
                  December 31, 2003

1 Year                5-Year                 10-Year
-----------------------------------------------------------
30.49%                 0.17%                  10.47%

Outlook

We still feel that large-cap growth stocks will perform well going into 2004 as long as sales, earnings and the economy continue to improve on a year over year basis. Also influencing our positive stance is the fact that interest rates continue to stay low. The equity markets could be construed as being overvalued considering the large run-up last year, but we feel that as long as corporate and economic fundamentals continue to rebound these factors will overshadow valuation concerns. We continue to posture the Portfolio towards sectors and individual companies that tend to outperform during periods of economic recovery and growth and our cash levels remain low.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                                                    Russell
                                                      Consumer      1000
                         Growth         S&P 500       Price         Growth
  Date                   Portfolio      Index*        Index***      Index**
  -----------------------------------------------------------------------------
  December 31, 1993        10,000        10,000        10,000        10,000
               1994        10,314        10,340        10,027        10,232
               1994        10,034        10,059        10,062        10,045
               1994         9,548         9,621        10,096         9,559
               1994         9,536         9,744        10,110         9,603
               1994         9,547         9,904        10,117         9,748
               1994         9,222         9,661        10,151         9,460
               1994         9,442         9,979        10,178         9,783
               1994         9,872        10,388        10,219        10,328
               1994         9,712        10,134        10,247        10,188
               1994         9,849        10,361        10,254        10,427
               1994         9,461         9,984        10,267        10,093
               1995         9,534        10,132        10,267        10,262
               1995         9,744        10,395        10,309        10,482
               1995        10,127        10,800        10,350        10,921
               1995        10,416        11,119        10,384        11,239
               1995        10,717        11,446        10,418        11,485
               1995        11,049        11,904        10,439        11,885
               1995        11,532        12,180        10,460        12,344
               1995        12,150        12,584        10,460        12,857
               1995        12,187        12,616        10,487        12,871
               1995        12,568        13,148        10,508        13,464
               1995        12,603        13,101        10,542        13,473
               1995        13,065        13,676        10,535        13,997
               1996        13,087        13,940        10,528        14,077
               1996        13,404        14,414        10,590        14,548
               1996        13,684        14,548        10,624        14,814
               1996        13,731        14,688        10,679        14,833
               1996        14,222        14,904        10,720        15,223
               1996        14,536        15,289        10,741        15,755
               1996        14,346        15,347        10,748        15,777
               1996        13,728        14,669        10,768        14,852
               1996        14,268        14,978        10,789        15,236
               1996        15,136        15,821        10,823        16,345
               1996        15,394        16,258        10,857        16,444
               1996        16,373        17,486        10,878        17,678
               1997        16,060        17,140        10,878        17,332
               1997        17,122        18,211        10,912        18,548
               1997        16,906        18,354        10,947        18,422
               1997        16,110        17,600        10,974        17,425
               1997        16,859        18,650        10,988        18,582
               1997        18,054        19,786        10,981        19,923
               1997        18,822        20,672        10,995        20,721
               1997        20,489        22,317        11,008        22,553
               1997        19,674        21,067        11,029        21,233
               1997        20,763        22,221        11,056        22,278
               1997        20,072        21,478        11,084        21,455
               1997        20,615        22,473        11,077        22,366
               1998        20,906        22,859        11,063        22,617
               1998        21,052        23,111        11,084        23,293
               1998        22,537        24,778        11,104        25,045
               1998        23,674        26,047        11,125        26,043
               1998        24,081        26,309        11,145        26,404
               1998        23,498        25,857        11,166        25,655
               1998        24,399        26,907        11,180        27,226
               1998        24,132        26,621        11,193        27,046
               1998        20,054        22,772        11,207        22,987
               1998        21,572        24,230        11,221        24,752
               1998        23,257        26,201        11,248        26,742
               1998        24,772        27,789        11,248        28,776
               1999        26,839        29,391        11,241        31,371
               1999        28,527        30,620        11,269        33,213
               1999        27,339        29,668        11,283        31,695
               1999        29,072        30,855        11,317        33,365
               1999        30,060        32,050        11,399        33,407
               1999        29,450        31,293        11,399        32,381
               1999        31,575        33,030        11,399        34,649
               1999        30,639        31,999        11,433        33,548
               1999        30,587        31,841        11,461        34,096
               1999        30,704        30,968        11,516        33,379
               1999        32,851        32,928        11,536        35,900
               1999        34,912        33,597        11,543        37,837
               2000        38,543        35,576        11,543        41,773
               2000        37,204        33,789        11,571        39,814
               2000        40,129        33,149        11,639        41,760
               2000        42,372        36,392        11,735        44,749
               2000        40,164        35,297        11,742        42,620
               2000        38,224        34,573        11,749        40,474
               2000        40,821        35,425        11,818        43,541
               2000        40,162        34,871        11,838        41,726
               2000        43,875        37,037        11,852        45,504
               2000        41,388        35,082        11,914        41,200
               2000        40,135        34,933        11,934        39,251
               2000        35,775        32,179        11,941        33,465
               2001        36,635        32,337        11,934        32,406
               2001        38,093        33,484        12,010        34,644
               2001        33,426        30,431        12,058        28,763
               2001        30,739        28,503        12,085        25,633
               2001        33,913        30,718        12,133        28,875
               2001        33,643        30,924        12,188        28,450
               2001        32,711        30,171        12,209        27,791
               2001        31,609        29,874        12,174        27,096
               2001        28,866        28,004        12,174        24,881
               2001        25,655        25,743        12,229        22,396
               2001        26,878        26,234        12,188        23,571
               2001        29,463        28,246        12,167        25,836
               2002        29,626        28,493        12,119        25,787
               2002        28,722        28,078        12,147        25,332
               2002        27,235        27,536        12,195        24,281
               2002        28,509        28,572        12,263        25,120
               2002        26,155        26,840        12,332        23,070
               2002        25,672        26,642        12,332        22,512
               2002        23,412        24,744        12,339        20,429
               2002        21,548        22,815        12,353        19,307
               2002        21,711        22,966        12,394        19,364
               2002        19,617        20,472        12,414        17,356
               2002        21,313        22,272        12,445        18,948
               2002        22,452        23,582        12,445        19,977
               2003        20,741        22,197        12,418        18,597
               2003        20,321        21,617        12,473        18,145
               2003        20,174        21,292        12,569        18,062
               2003        20,558        21,498        12,644        18,398
               2003        22,162        23,268        12,617        19,759
               2003        23,313        24,493        12,596        20,745
               2003        23,544        24,806        12,610        21,030
               2003        24,255        25,243        12,624        21,554
               2003        24,912        25,735        12,672        22,090
               2003        24,466        25,462        12,713        21,854
               2003        25,981        26,902        12,699        23,081
               2003        26,187        27,138        12,665        23,322
  December 31, 2003       $27,064       $28,561       $12,651       $24,129

Footnotes read:

*   The S&P 500 Index is an index that represents the average
    performance of a group of 500 large-capitalization
    stocks. It is not possible to invest directly in the
    Index. The performance of the index does not reflect
    deductions for fees, expenses or taxes.

**  The Russell 1000 Growth Index is an index comprised of those
    Russell 1000 companies with higher than average
    price-to-book ratios and higher forecasted growth
    values. The Russell 1000 Index is comprised of the
    1,000 largest companies in the Russell 3000 Index,
    which represents the 3,000 largest companies based on
    market capitalization and is designed to represent the
    performance of about 98% of the U.S. equity market. It
    is not possible to invest directly in these Indexes.
    The performance of these indexes does not reflect
    deductions for fees, expenses or taxes. The composition
    of the Russell 1000 Growth Index serves as a better
    reflection of the Portfolio's current investment
    strategy than does the S&P 500 Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Portfolio's adviser reimbursed and/or paid non-advisory
    Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower. The
    returns shown do not reflect charges and expenses
    imposed on contract holders by the variable accounts.
    Those charges and expenses reduce the returns received
    by contract holders as compared to the returns
    presented. For additional information, refer to your
    variable contract prospectus which can be obtained from
    your registered representative or by calling (800)
    Thrivent. Please read your prospectus carefully.

INVESTORS GROWTH PORTFOLIO

[LOGO OMITTED: MFS INVESTMENT MANAGEMENT]

Massachusetts Financial Services Company, Portfolio Subadviser
The Investors Growth Portfolio seeks long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

After three straight years of decline, growth stocks finished the
12-month period ended December 31, 2003, with strong gains. The
Investors Growth Portfolio provided a 22.75% total return for investors as compared with the median Lipper, Inc., peer group of similarly managed large company growth portfolios which posted a
26.98% median total return. The Portfolio's current market benchmark, the Russell 1000 Growth Index, recorded a 29.75% total return over the identical period, while the Portfolio's previous benchmark, the S&P
500/Barra Growth Index, returned 25.65% Because the Russell 1000
Growth Index is a more accurate reflection of the companies in which the Portfolio invests, it will be used to compare performance of the
Portfolio, rather than the S&P 500/Barra Growth Index.

Strong Gains across Technology Sector

Interestingly, the sector that led into the three-year downturn was the most robust in leading the way back. Technology stocks bounced back with a vengeance as stabilization in corporate demand for networking and storage gear, together with tremendous consumer demand for electronics products such as laptop computers, flat panel displays and wireless handsets, produced overwhelmingly positive earnings revisions. Consequently, stock prices appreciated across the sector.

Each of the 13 sectors we track registered gains over the year with the previously beleaguered utilities and communications sectors providing solid advances. The Portfolio benefited from stockpicking in the health care sector, as we managed to avoid many of the very largest pharmaceutical companies on the premise of their tangles with patent expirations on key products and a dearth of new drugs in the development pipeline. This strategy helped us dodge companies such as
Johnson & Johnson and Merck, which finished the year flat. Instead we focused on select biotechnology stocks that we believed would offer stronger sustainable growth. To this end, holdings such as Genentech and Amgen provided excellent benefits to the Portfolio.

The Portfolio's performance was hampered, and ultimately
underperformed its benchmarks, by a relatively underweighted position to the resurgent technology sector as compared to our peers and market benchmark. Strong gains from chip maker Analog Devices and storage software provider Veritas Software failed to completely make up for holding lighter positions in semiconductor companies such as Intel and
Texas Instruments. Also detracting from performance was weaker stock selection in the industrial goods and services areas, where aerospace and defense firm Northrup Grumman disappointed because of a number of one-time charges that masked what was otherwise a good operating performance. Additionally, a cash position used to buy new holdings proved disadvantageous in comparison with our benchmark, as the unmanaged index had no cash position in the sharply rising market.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology                 25.8%
Consumer Discretionary                 20.6%
Health Care                            19.0%
Financials                             10.8%
Industrials                            10.5%
Consumer Staples                        6.2%
Communications Services                 2.0%
Materials                               0.8%
Energy                                  0.7%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.6%
Common Stocks                      96.4%

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                       3.8%
Cisco Systems, Inc.                         3.2%
Pfizer, Inc.                                2.8%
Intel Corporation                           2.7%
Tyco International, Ltd.                    2.4%
Johnson & Johnson                           2.2%
General Electric Company                    2.2%
Dell, Inc.                                  2.1%
American International Group, Inc.          2.1%
Target Corporation                          1.8%

These common stocks represent 25.3% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

Portfolio Composition
(% of Portfolio)

                             Portfolio Facts
                            December 31, 2003

Net Assets                   $39,121,171            NAV          $9.08
NAV -- High+          12/29/2003-- $9.09
NAV -- Low+            3/11/2003-- $6.89
Number of Holdings: 122          + For the year ended December 31, 2003

                 Average Annual Total Returns /1/
                       December 31, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-----------------------------------------------------------
          22.75%                              -4.43%

Outlook

The extent of 2003's rally is unlikely to repeat in 2004. Many factors came to a head to back the very strong stock rally: decisiveness in the war with Iraq, a corporate profits recovery, better economic news and lower prices on many company stocks. 2004 is likely to provide tempered returns stemming from solid earnings, a continued, but slower-growing economy and higher overall stock valuations. As always, we believe an allocation to large-company growth stocks is an excellent way to generate attractive, long-term results. Growth stocks can be volatile in shorter periods but provide outstanding exposure to
America's largest and most innovative companies.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                         Russell       S&P
                           Investors     1000          500/Barra     Consumer
                           Growth        Growth        Growth        Price
  Date                     Portfolio     Index***      Index**       Index*
----------------------------------------------------------------------------
  November 30, 2001        10,000        10,000        10,000        10,000
               2002        10,089        10,015         9,961         9,981
               2002         9,758         9,999         9,983         9,805
               2002         9,456         9,704        10,023         9,398
               2002         9,875         9,936        10,079         9,723
               2002         9,258         9,225        10,135         8,929
               2002         9,073         9,046        10,135         8,714
               2002         8,367         8,320        10,141         7,907
               2002         7,782         7,921        10,152         7,473
               2002         7,839         7,970        10,186         7,495
               2002         7,195         7,146        10,203         6,718
               2002         7,687         7,806        10,228         7,334
               2002         8,019         8,185        10,228         7,732
               2003         7,412         7,653        10,206         7,198
               2003         7,253         7,462        10,251         7,023
               2003         7,220         7,440        10,330         6,991
               2003         7,305         7,590        10,392         7,121
               2003         7,854         8,098        10,369         7,648
               2003         8,296         8,362        10,353         8,029
               2003         8,366         8,514        10,364         8,140
               2003         8,554         8,625        10,375         8,343
               2003         8,708         8,775        10,415         8,550
               2003         8,465         8,748        10,448         8,459
               2003         8,876         9,141        10,437         8,934
               2003         8,861         9,219        10,409         9,027
  December 31, 2003        $9,098        $9,616       $10,398        $9,339

Footnotes read:

*   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

**  The S&P 500/Barra Growth Index is a capitalization-weighted index comprised of securities with higher price-to-book
    ratios in the S&P 500 Index. The S&P 500/Barra Growth
    Index is designed so that approximately one-half of the
    S&P 500 Index market capitalization is characterized as
    "value" and the other half as "growth." It is not
    possible to invest directly in these Indexes. The
    performance of these indexes does not reflect
    deductions for fees, expenses or taxes.

*** The Russell 1000 Growth Index is an index comprised of those
    Russell 1000 Index companies with higher than average
    price-to-book ratios and higher forecasted growth
    values. The Russell 1000 Index is comprised of the
    1,000 largest companies in the Russell 3000 Index,
    which represents the 3,000 largest companies based on
    market capitalization and is designed to represent the
    performance of about 98% of the U.S. equity market. It
    is not possible to invest directly in these Indexes.
    The performance of these indexes does not reflect
    deductions for fees, expenses or taxes. The composition
    of the Russell 1000 Growth Index serves as a better
    reflection of the Portfolio's current investment
    strategy than does the S&P 500/Barra Growth Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Portfolio's adviser reimbursed and/or paid non-advisory
    Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower. The
    returns shown do not reflect charges and expenses
    imposed on contract holders by the variable accounts.
    Those charges and expenses reduce the returns received
    by contract holders as compared to the returns
    presented. For additional information, refer to your
    variable contract prospectus which can be obtained from
    your registered representative or by calling (800)
    Thrivent. Please read your prospectus carefully.

GROWTH STOCK PORTFOLIO

[LOGO OMITTED: T. ROWE PRICE]

T. Rowe Price Associates, Inc., Portfolio Subadviser
The Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Buoyed by an improving economy and corporate profit environment, U.S.
stocks rose sharply over the 12-month period ended December 31, 2003.
The Growth Stock Portfolio recorded a strong total return of 31.05%
over this period, outperforming its Lipper, Inc., peer group of similarly managed large-company growth stock portfolios, which returned a median of 26.98%. The Portfolio's market benchmark, the S&P
500/Barra Growth Index, posted a 25.65% total return over the identical 12 months.

Stocks Reverse Course in March

The year 2003 began as a continuation of the long bear market but sharply reversed course after the initial war in Iraq got underway with signs of a quick military victory and an end to investor anxiety as to what was to happen. At the same time, in the spring months, economic data greatly improved and corporate profits turned higher boosting stock returns across all market capitalizations and styles.
The rally grew in strength, continuing through the end of the reporting period, as investor confidence improved and corporate profitability showed no signs of faltering.

The Portfolio provided excellent absolute and relative performance through strong stock selection especially in the rejuvenated biotechnology sector with holdings such as Gilead Sciences and
Genentech. Superior security choices in the telecommunications sector also aided performance as many stocks bounced back strongly from a multi-year malaise. Both Vodaphone and Nextel Communications provided top absolute and relative performance for our investors.

Health care stocks, as typically more defensive issues, performed less well than more aggressive sectors and the Portfolio's overweighted position looked to be a liability early on. Fortunately, our avoidance of Merck and sale of Schering-Plough early in the year helped steer the Portfolio clear of these pharmaceutical giants which battled stiff competition from generic drug makers and lagged over the period.

Weaker stock picking in the explosive information technology sector detracted from the Portfolio's relative returns as choices in the semiconductor and IT services arenas provided excellent absolute returns but trailed other technology stocks.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Consumer Discretionary                 21.4%
Financials                             20.2%
Information Technology                 18.4%
Health Care                            15.4%
Industrials                             6.7%
Consumer Staples                        5.8%
Communications Services                 3.9%
Energy                                  3.7%
Materials                               1.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.1%
Common Stocks                      96.9%

Top 10 Holdings
(% of Portfolio)

Citigroup, Inc.                             3.7%
UnitedHealth Group, Inc.                    3.2%
Microsoft Corporation                       3.1%
Pfizer, Inc.                                2.6%
American International Group, Inc.          2.5%
First Data Corporation                      1.7%
Cisco Systems, Inc.                         1.6%
Comcast Corporation                         1.5%
Vodafone Group plc                          1.5%
Target Corporation                          1.5%

These common stocks represent 22.9% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                             Portfolio Facts
                            December 31, 2003

Net Assets                    $69,665,217           NAV          $10.19
NAV -- High+          12/29/2003-- $10.20
NAV -- Low+             3/11/2003-- $7.16
Number of Holdings: 116          + For the year ended December 31, 2003

               Average Annual Total Returns /1/
                     December 31, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-----------------------------------------------------------
          31.05%                               1.09%

Outlook

The global economic landscape continues to gain momentum but chances do not favor a repeat of the robust returns of 2003. While we have high expectations for the first half of 2004, rising interest rates and more difficult year-over-year profit comparisons could limit full year returns. Business conditions for advertising and media companies, as well as select financial and retail stocks whose business strategies make them less vulnerable to a higher interest rate environment, look the most promising and will be highlighted in the
Portfolio going forward. As the year unfolds, we believe focus will shift to larger, growth-oriented companies that can produce solid and consistent earnings gains. In our view, these are the companies that can best flourish in a more moderately growing economy.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                              S&P
                             Growth           500/Barra         Consumer
                             Stock            Growth            Price
  Date                       Portfolio        Index**           Index*
------------------------------------------------------------------------
  November 30, 2001           10,000           10,000           10,000
               2002           10,163           10,015            9,961
               2002            9,805            9,999            9,983
               2002            9,588            9,704           10,023
               2002           10,008            9,936           10,079
               2002            9,419            9,225           10,135
               2002            9,286            9,046           10,135
               2002            8,487            8,320           10,141
               2002            7,876            7,921           10,152
               2002            8,045            7,970           10,186
               2002            7,212            7,146           10,203
               2002            7,894            7,806           10,228
               2002            8,290            8,185           10,228
               2003            7,805            7,653           10,206
               2003            7,677            7,462           10,251
               2003            7,562            7,440           10,330
               2003            7,684            7,590           10,392
               2003            8,321            8,098           10,369
               2003            8,785            8,362           10,353
               2003            8,929            8,514           10,364
               2003            9,103            8,625           10,375
               2003            9,255            8,775           10,415
               2003            9,157            8,748           10,448
               2003            9,605            9,141           10,437
               2003            9,724            9,219           10,409
  December 31, 2003          $10,229           $9,616          $10,398

Footnotes read:

*  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products
   and services, including housing, electricity, food and
   transportation. It is not possible to invest directly
   in the Index.

** The S&P 500/Barra Growth Index is a capitalization-weighted index comprised of securities with higher price-to-book
   ratios in the S&P 500 Index. The S&P 500/Barra Growth
   Index is designed so that approximately one-half of the
   S&P 500 Index market capitalization is characterized as
   "value" and the other half as "growth." It is not
   possible to invest directly in these Indexes. The
   performance of these indexes does not reflect
   deductions for fees, expenses or taxes.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more
   or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory
   Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The
   returns shown do not reflect charges and expenses
   imposed on contract holders by the variable accounts.
   Those charges and expenses reduce the returns received
   by contract holders as compared to the returns
   presented. For additional information, refer to your
   variable contract prospectus which can be obtained from
   your registered representative or by calling (800)
   Thrivent. Please read your prospectus carefully.

VALUE PORTFOLIO

[LOGO OMITTED: THRIVENT FINANCIAL FOR LUTHERANS]

Thrivent Financial for Lutherans

The Value Portfolio seeks long-term growth of capital by investing primarily in common stocks of large companies that are
considered undervalued.

Value stocks generated very strong returns over the 12 months ended
December 31, 2003. For the period, the Value Portfolio had a return of
27.08%, while the median portfolio of the Lipper, Inc., peer group of large capitalization value portfolios returned a median of 28.21%.
During this time, the Portfolio's benchmark, the S&P 500/Barra Value
Index, gained 31.76%.

Lower Quality Stocks Rally

Stocks struggled through the early months of 2003, drifting downward as continued uncertainty about the economy weighed on the market.
During this period of declining stock prices, the Portfolio performed well on a relative basis, as a more defensive stance versus our peers was an advantage during this timeframe. Our more defensive posture in the form of less exposure to more economically sensitive cyclical stocks proved correct in early 2003 but held back performance over the entire reporting period. Two areas that negatively impacted the
Portfolio were commercial banks and media stocks. There was a large bank merger announced which caused the stock of the acquiring company to soar, along with the stocks of other smaller, lower quality banks.
The Portfolio was underweighted in this area, and did not keep pace with the rally in banks. In addition, a general underperformance of the media holdings in the Portfolio hurt the Portfolio relative to the peer group. Over the next several months, the Portfolio was gradually repositioned away from some of the more defensive sectors and into a slightly more pro-cyclical stance in anticipation of a further pick-up in the economy.

Weightings were increased in sectors such as industrials and decreased in areas such as health care and consumer staples, which proved advantageous as these more defensive, less cyclical areas were among the weakest performers. Stocks rallied strongly from early March, as economic data points began to show more signs of improvement. During this time, large-cap stocks were up 35 to 45%, with value stocks outperforming growth stocks. The strongest sectors during this period included information technology, materials, consumer discretionary and industrials. The more cyclical areas tended to perform better as the market began anticipating a stronger economy. Overall for the 12-month period, financials were the biggest contributor to Portfolio returns on an absolute basis, as interest rates remained low. Information technology stocks also contributed substantially, as these stocks began to rally as confidence in the economy grew and activity picked
up.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                             28.8%
Consumer Discretionary                 11.0%
Industrials                            10.8%
Energy                                 10.5%
Information Technology                  9.4%
Health Care                             6.6%
Consumer Staples                        6.2%
Materials                               5.1%
Communications Services                 4.5%
Utilities                               3.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.6%
Common Stocks                      96.4%

Top 10 Holdings
(% of Portfolio)

Citigroup, Inc.                             3.9%
Exxon Mobil Corporation                     2.6%
Bank of America Corporation                 2.4%
ConocoPhillips Company                      2.0%
Wells Fargo & Company                       1.9%
J.P. Morgan Chase & Company                 1.6%
Hewlett-Packard Company                     1.6%
American International Group, Inc.          1.5%
U.S. Bancorp                                1.4%
ChevronTexaco Corporation                   1.3%

These common stocks represent 20.2% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                         Portfolio Facts
                        December 31, 2003

Net Assets                  $220,431,619             NAV          $9.76
NAV -- High+          12/30/2003-- $9.83
NAV -- Low+            3/12/2003-- $7.04
Number of Holdings: 138          + For the year ended December 31, 2003

             Average Annual Total Returns /1/
                   December 31, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-----------------------------------------------------------
          27.08%                              -0.26%

Outlook

Value stocks in nearly all sectors and industries have risen substantially over the past several months as investors have shown their confidence in the economic recovery. Valuations now reflect much higher expectations of strong earnings growth for most companies and the "value" parameters have broadened. What remains to be seen is whether or not those earnings come to fruition. While we remain optimistic for both stocks and the economy, more recently we have reduced the economic sensitivity of the Portfolio slightly toward a more neutral stance. Given that many value stocks are trading at levels that already reflect a fair amount of good news, we continue to look for more evidence of a continued economic expansion in the form of increasing corporate earnings. As always, we continue to search for larger company stocks with valuations that are reasonable given their business outlook, particularly those that will benefit the most as the economy improves.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                              S&P
                                              500/Barra         Consumer
                            Value             Growth            Price
  Date                      Portfolio         Index*            Index**
------------------------------------------------------------------------
  November 30, 2001           10,000           10,000           10,000
               2002           10,144           10,152            9,961
               2002            9,949            9,874            9,983
               2002            9,927            9,785           10,023
               2002           10,377           10,287           10,079
               2002           10,070            9,771           10,135
               2002           10,060            9,810           10,135
               2002            9,412            9,192           10,141
               2002            8,611            8,198           10,152
               2002            8,644            8,255           10,186
               2002            7,788            7,312           10,203
               2002            7,859            7,919           10,228
               2002            8,199            8,475           10,228
               2003            7,826            8,034           10,206
               2003            7,636            7,815           10,251
               2003            7,468            7,602           10,330
               2003            7,471            7,592           10,392
               2003            8,036            8,342           10,369
               2003            8,495            8,956           10,353
               2003            8,618            9,021           10,364
               2003            8,740            9,222           10,375
               2003            8,921            9,421           10,415
               2003            8,820            9,250           10,448
               2003            9,293            9,882           10,437
               2003            9,390            9,971           10,409
  December 31, 2003           $9,946          $10,586          $10,398

Footnotes read:

*  The S&P 500/Barra Value Index is a capitalization-weighted index comprised of the lowest price-to-book ratio securities
   in the S&P 500 Index. The S&P 500/Barra Value Index is
   designed so that approximately one-half of the S&P 500
   Index market capitalization is characterized as "value"
   and the other half as "growth." It is not possible to
   invest directly in these Indexes. The performance of
   these indexes does not reflect deductions for fees,
   expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products
   and services, including housing, electricity, food and
   transportation. It is not possible to invest directly
   in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more
   or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory
   Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The
   returns shown do not reflect charges and expenses
   imposed on contract holders by the variable accounts.
   Those charges and expenses reduce the returns received
   by contract holders as compared to the returns
   presented. For additional information, refer to your
   variable contract prospectus which can be obtained from
   your registered representative or by calling (800)
   Thrivent. Please read your prospectus carefully.

HIGH YIELD PORTFOLIO

[PHOTO OMITTED: PAUL J. OCENASEK AND MARK L. SIMENSTAD]

Paul J. Ocenasek, (left) and Mark L. Simenstad, (right), Portfolio
Co-Managers

The High Yield Portfolio seeks a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments.
The Portfolio will also consider growth of capital as a secondary objective.

A significant improvement in credit conditions fueled outstanding returns for high-yield bonds over the 12-month period ended December
31, 2003. The High Yield Portfolio returned 28.00% for the period while the median return of the Portfolio's Lipper, Inc., peer group returned 23.96%. The Portfolio's broad market benchmark, the Lehman
Brothers High Yield Bond Index, returned 28.97% for the same period.

Significant Credit Market Improvement

The high-yield market enjoyed a tremendous recovery from its depressed condition of one year ago. Declining default rates and a reduction in the number of companies in financial distress led to a dramatic increase in high-yield bond prices. Taking credit risk paid off this year, with the lowest quality CCC rated bonds consistently
outperforming the higher quality BB rated bonds. And, the beaten down utility and telecommunication industries far outperformed the rest of the market.

The Portfolio's lower concentration in the lowest quality or CCC rated bonds detracted from performance this year and largely explains the
Portfolio's underperformance versus its market benchmark.
Historically, lower-rated CCC securities have been the most volatile in the high-yield market and the Portfolio prefers higher exposure to the B and BB rated securities as they have a more appealing long term risk versus return profile. However, the Portfolio's above average exposure to preferred securities, which were severely out of favor last year, helped offset this negative. The Portfolio's concentration in high-yield bonds that were once investment grade bonds, as well as the Portfolio's concentration in the utility sector, contributed to the Portfolio's outperformance compared to its Lipper peer group.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Communications Services                22.3%
Consumer Cyclical                      16.4%
Utilities                              12.8%
Capital Goods                          10.4%
Basic Materials                         8.6%
Consumer Noncyclical                    7.3%
Energy                                  5.9%
Financials                              3.2%
Technology                              3.0%
Transportation                          2.1%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Long Term Fixed Income             92.2%
Preferred Stocks                    4.2%
Short Term Investments              2.7%
Common Stocks                       0.9%

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                              0.0%
Aa                               0.0%
A                                0.0%
Baa                              6.2%
Ba                              28.8%
B                               53.1%
Caa                              6.9%
Ca                               1.5%
C                                0.3%
D                                0.1%
Not Rated                        3.1%

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned.

                           Portfolio Facts
                          December 31, 2003

Net Assets                  $851,536,393             NAV          $5.14
NAV -- High+          12/31/2003-- $5.14
NAV -- Low+             1/2/2003-- $4.40
Number of Holdings: 272          + For the year ended December 31, 2003

              Average Annual Total Returns /1/
                    December 31, 2003

1 Year                5-Year                 10-Year
-----------------------------------------------------------
28.00%                -0.22%                   3.56%

Outlook

Looking forward, fundamental and economic data continue to support a constructive outlook for the high-yield market. The number of defaulting and distressed bonds are declining, profits and Gross
Domestic Product are growing and monetary and fiscal stimulus remain intact. We are concerned about the current price of high-yield bonds, though. The high-yield market is trading higher than current fundamentals would suggest and, despite a significant increase in liquidity and access to capital markets, debt burdens of high-yield companies have not eased as much as expected. Despite this, we believe that the high-yield market could remain relatively stable as investors searching for yield continue to invest money into the asset class.
Given this outlook, we remain fully invested with a relatively neutral overall Portfolio risk profile. We are underweighted in the highest quality, most interest-rate sensitive, BB sector because of our concerns over rising interest rates as the economy continues to improve. We are also underweighted in the lowest quality CCC sector, believing that this high default rate area of the market is overvalued given the incredible rally these bonds have experienced over the last year. We continue to invest a small amount of the Portfolio in convertible securities in place of the lowest quality CCC rated bonds because convertibles securities offer a better risk/return profile and better liquidity than the lowest quality CCC rated bonds.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                              Lehman
                                              Brothers
                             High             High Yield      Consumer
                             Yield            Bond            Price
  Date                       Portfolio        Index*          Index**
------------------------------------------------------------------------
  December 31, 1993           10,000           10,000           10,000
               1994           10,309           10,217           10,027
               1994           10,272           10,190           10,062
               1994            9,882            9,806           10,096
               1994            9,755            9,738           10,110
               1994            9,804            9,743           10,117
               1994            9,846            9,773           10,151
               1994            9,774            9,856           10,178
               1994            9,850            9,926           10,219
               1994            9,799            9,927           10,247
               1994            9,827            9,950           10,254
               1994            9,617            9,825           10,267
               1995            9,561            9,897           10,267
               1995            9,592           10,031           10,309
               1995            9,966           10,375           10,350
               1995           10,065           10,487           10,384
               1995           10,313           10,754           10,418
               1995           10,533           11,055           10,439
               1995           10,584           11,126           10,460
               1995           10,919           11,266           10,460
               1995           10,966           11,301           10,487
               1995           11,070           11,440           10,508
               1995           11,122           11,511           10,542
               1995           11,251           11,612           10,535
               1996           11,434           11,795           10,528
               1996           11,700           12,003           10,590
               1996           11,998           12,012           10,624
               1996           11,883           12,004           10,679
               1996           11,963           12,030           10,720
               1996           12,097           12,103           10,741
               1996           12,000           12,203           10,748
               1996           11,915           12,259           10,768
               1996           12,106           12,392           10,789
               1996           12,520           12,690           10,823
               1996           12,485           12,788           10,857
               1996           12,615           13,040           10,878
               1997           12,764           13,134           10,878
               1997           12,917           13,262           10,912
               1997           13,106           13,481           10,947
               1997           12,688           13,280           10,974
               1997           12,690           13,421           10,988
               1997           13,176           13,708           10,981
               1997           13,554           13,898           10,995
               1997           14,020           14,279           11,008
               1997           14,066           14,247           11,029
               1997           14,503           14,529           11,056
               1997           14,375           14,542           11,084
               1997           14,421           14,681           11,077
               1998           14,563           14,810           11,063
               1998           14,872           15,077           11,084
               1998           15,078           15,165           11,104
               1998           15,276           15,307           11,125
               1998           15,217           15,368           11,145
               1998           15,164           15,421           11,166
               1998           15,238           15,477           11,180
               1998           15,332           15,565           11,193
               1998           14,094           14,706           11,207
               1998           13,885           14,772           11,221
               1998           13,594           14,469           11,248
               1998           14,269           15,070           11,248
               1999           14,344           15,087           11,241
               1999           14,659           15,310           11,269
               1999           14,546           15,220           11,283
               1999           14,813           15,366           11,317
               1999           15,404           15,663           11,399
               1999           15,163           15,451           11,399
               1999           15,323           15,418           11,399
               1999           15,365           15,480           11,433
               1999           15,217           15,309           11,461
               1999           15,104           15,199           11,516
               1999           15,064           15,098           11,536
               1999           15,403           15,276           11,543
               2000           15,853           15,447           11,543
               2000           15,941           15,381           11,571
               2000           16,361           15,411           11,639
               2000           16,036           15,087           11,735
               2000           15,678           15,111           11,742
               2000           15,253           14,956           11,749
               2000           15,468           15,260           11,818
               2000           15,342           15,377           11,838
               2000           15,233           15,482           11,852
               2000           14,825           15,347           11,914
               2000           14,019           14,855           11,934
               2000           12,543           14,267           11,941
               2001           12,593           14,542           11,934
               2001           13,733           15,632           12,010
               2001           13,704           15,840           12,058
               2001           12,969           15,467           12,085
               2001           12,543           15,274           12,133
               2001           12,660           15,549           12,188
               2001           12,178           15,113           12,209
               2001           12,200           15,336           12,174
               2001           12,335           15,517           12,174
               2001           11,434           14,474           12,229
               2001           11,778           14,832           12,188
               2001           12,138           15,373           12,167
               2002           12,135           15,310           12,119
               2002           12,327           15,417           12,147
               2002           12,033           15,202           12,195
               2002           12,246           15,567           12,263
               2002           12,355           15,810           12,332
               2002           12,141           15,728           12,332
               2002           11,287           14,569           12,339
               2002           10,784           13,932           12,353
               2002           10,874           14,330           12,394
               2002           10,668           14,141           12,414
               2002           10,481           14,018           12,445
               2002           11,116           14,886           12,445
               2003           11,086           15,095           12,418
               2003           11,394           15,597           12,473
               2003           11,599           15,789           12,569
               2003           11,926           16,244           12,644
               2003           12,521           17,207           12,617
               2003           12,610           17,384           12,596
               2003           12,996           17,884           12,610
               2003           12,872           17,688           12,624
               2003           13,060           17,891           12,672
               2003           13,405           18,380           12,713
               2003           13,705           18,751           12,699
               2003           13,854           19,036           12,665
  December 31, 2003          $14,189          $19,467          $12,651

Footnotes read:

*  The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment
   grade bonds. It is not possible to invest directly in
   the Index. The performance of the index does not
   reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products
   and services, including housing, electricity, food and
   transportation. It is not possible to invest directly
   in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more
   or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory
   Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The
   returns shown do not reflect charges and expenses
   imposed on contract holders by the variable accounts.
   Those charges and expenses reduce the returns received
   by contract holders as compared to the returns
   presented. For additional information, refer to your
   variable contract prospectus which can be obtained from
   your registered representative or by calling (800)
   Thrivent. Please read your prospectus carefully.

INCOME PORTFOLIO

[PHOTO OMITTED: MICHAEL G. LANDREVILLE AND ALAN D. ONSTAD]

Michael G. Landreville, (left) and Alan D. Onstad, (right), Portfolio
Co-Managers

The Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

Investors--many of whom were initially attracted to high-grade bonds as a shelter from the volatility of the Iraq War--realized outstanding returns in the 12-month period ended December 31, 2003. During the period, the Income Portfolio posted a tremendous 8.51% rate of return, which more than doubled the 4.10% average return posted by its market benchmark, the Lehman Brothers Aggregate Bond Index. It also outperformed its Lipper, Inc., peer group of similar fixed-income funds, which earned a median of 7.49%.

Regaining Lost Ground

In 2002, corporate bonds were systematically beaten down as a result of the corporate accounting scandals, a sluggish business environment and an even more listless stock market. In 2003, however, corporate bonds reversed the trend and regained all the ground that was lost last year--and more.

Following the well-publicized corporate scandals, many companies began to improve their balance sheets, reduce debt and adopt a more conservative financial structure, which was in stark contrast to recent, more aggressive tactics. These developments coincided with an improving economy, which followed the commencement of hostilities in
Iraq, and produced an ideal atmosphere for the growth of corporate bonds.

The Portfolio's outperformance, therefore, can be traced to its overweighting in BBB corporate bonds and a tactical weighting in non-investment-grade bonds, although most are higher quality bonds. In addition, the Portfolio held a small portion of the Portfolio in
Treasury Inflation Protected Securities (TIPS), which garnered a well-above-average return.

The Portfolio's duration was relatively short but had a minimal effect on overall performance. The only impediment to higher absolute returns was the Portfolio's low weighting in mortgage-backed securities, which made a significant rebound from a poor performance in 2002.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                             46.0%
Aa                               7.6%
A                               19.4%
Baa                             20.2%
Ba                               3.5%
B                                2.3%
Caa                              0.2%
Ca                               0.0%
C                                0.0%
D                                0.0%
Not Rated                        0.8%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Long Term Fixed Income             90.4%
Short Term Investments              8.9%
Preferred Stocks                    0.6%
Common Stocks                       0.1%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association           4.2%
U.S. Treasury Inflation Indexed Bonds           3.9%
U.S. Treasury Notes                             3.1%
Lehman Brothers, Inc.                           2.5%
Federal National Mortgage Association           1.7%
Federal Home Loan Mortgage Corporation          1.3%
Chase Credit Card Master Trust                  1.2%
CalEnergy Company, Inc.                         1.2%
Student Loan Marketing Association              1.1%
Equitable Life Assurance Society USA            1.0%

These long term fixed income securities represent 21.2% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                           Portfolio Facts
                          December 31, 2003

Net Assets                $1,067,135,431            NAV          $10.20
NAV -- High+          6/13/2003-- $10.43
NAV -- Low+             1/2/2003-- $9.76
Number of Holdings: 191          + For the year ended December 31, 2003

             Average Annual Total Returns /1/
                  December 31, 2003

1 Year                5-Year                 10-Year
-----------------------------------------------------------
8.51%                  5.90%                   6.45%

Outlook

While repeating a performance of this magnitude appears unlikely in
2004, the economy continues to show positive signs and, therefore, corporate bonds still offer significant value and growth potential.
The Portfolio will remain overweighted in corporate bonds and will maintain both its TIPS position and strategic high-yield position for at least the foreseeable future. No interest rate bet appears likely until we get a better sense of its future direction.

We will closely monitor both interest rates and the creation of new jobs as we assess our options in 2004. The confirmation of an economic recovery is often marked by a rise in the creation of new jobs, which signals companies' assurance that increased demand is permanent.

The performance of corporate bonds in 2003 vividly illustrates the benefit of patience and a long-term investing perspective. Had the corporate fiascos and subsequent market lows motivated investors to abandon corporate bonds, they would have surrendered an opportunity to benefit from the abundance experienced in 2003.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                              Lehman
                                              Brothers
                                              Aggregate       Consumer
                             Income           Bond            Price
  Date                       Portfolio        Index*          Index**
------------------------------------------------------------------------
  December 31, 1993           10,000           10,000           10,000
               1994           10,148           10,135           10,027
               1994            9,928            9,959           10,062
               1994            9,601            9,713           10,096
               1994            9,498            9,636           10,110
               1994            9,516            9,634           10,117
               1994            9,446            9,613           10,151
               1994            9,650            9,804           10,178
               1994            9,675            9,816           10,219
               1994            9,505            9,672           10,247
               1994            9,470            9,663           10,254
               1994            9,472            9,642           10,267
               1995            9,532            9,708           10,267
               1995            9,704            9,901           10,309
               1995            9,927           10,136           10,350
               1995            9,982           10,198           10,384
               1995           10,153           10,341           10,418
               1995           10,593           10,741           10,439
               1995           10,681           10,819           10,460
               1995           10,619           10,795           10,460
               1995           10,752           10,925           10,487
               1995           10,856           11,032           10,508
               1995           11,023           11,175           10,542
               1995           11,195           11,343           10,535
               1996           11,376           11,502           10,528
               1996           11,442           11,578           10,590
               1996           11,201           11,377           10,624
               1996           11,090           11,298           10,679
               1996           11,022           11,234           10,720
               1996           11,015           11,212           10,741
               1996           11,152           11,362           10,748
               1996           11,174           11,393           10,768
               1996           11,133           11,374           10,789
               1996           11,350           11,572           10,823
               1996           11,614           11,829           10,857
               1996           11,853           12,031           10,878
               1997           11,790           11,919           10,878
               1997           11,827           11,956           10,912
               1997           11,883           11,986           10,947
               1997           11,708           11,853           10,974
               1997           11,845           12,030           10,988
               1997           11,970           12,144           10,981
               1997           12,143           12,288           10,995
               1997           12,502           12,619           11,008
               1997           12,369           12,512           11,029
               1997           12,568           12,696           11,056
               1997           12,669           12,881           11,084
               1997           12,726           12,940           11,077
               1998           12,822           13,070           11,063
               1998           12,995           13,238           11,084
               1998           13,016           13,228           11,104
               1998           13,091           13,273           11,125
               1998           13,164           13,343           11,145
               1998           13,278           13,469           11,166
               1998           13,403           13,583           11,180
               1998           13,424           13,612           11,193
               1998           13,515           13,834           11,207
               1998           13,892           14,158           11,221
               1998           13,812           14,083           11,248
               1998           13,974           14,163           11,248
               1999           14,025           14,205           11,241
               1999           14,159           14,307           11,269
               1999           13,834           14,057           11,283
               1999           13,918           14,135           11,317
               1999           13,952           14,180           11,399
               1999           13,749           14,056           11,399
               1999           13,679           14,011           11,399
               1999           13,627           13,951           11,433
               1999           13,595           13,944           11,461
               1999           13,735           14,106           11,516
               1999           13,751           14,158           11,536
               1999           13,782           14,157           11,543
               2000           13,742           14,089           11,543
               2000           13,692           14,043           11,571
               2000           13,856           14,212           11,639
               2000           14,010           14,399           11,735
               2000           13,919           14,358           11,742
               2000           13,860           14,352           11,749
               2000           14,215           14,650           11,818
               2000           14,334           14,783           11,838
               2000           14,551           14,998           11,852
               2000           14,604           15,092           11,914
               2000           14,646           15,192           11,934
               2000           14,827           15,440           11,941
               2001           15,166           15,727           11,934
               2001           15,501           15,984           12,010
               2001           15,652           16,123           12,058
               2001           15,667           16,204           12,085
               2001           15,574           16,137           12,133
               2001           15,672           16,234           12,188
               2001           15,684           16,295           12,209
               2001           16,048           16,660           12,174
               2001           16,218           16,851           12,174
               2001           16,249           17,047           12,229
               2001           16,625           17,404           12,188
               2001           16,420           17,164           12,167
               2002           16,281           17,055           12,119
               2002           16,378           17,193           12,147
               2002           16,512           17,359           12,195
               2002           16,286           17,071           12,263
               2002           16,523           17,402           12,332
               2002           16,628           17,550           12,332
               2002           16,641           17,702           12,339
               2002           16,498           17,915           12,353
               2002           16,805           18,217           12,394
               2002           17,027           18,513           12,414
               2002           16,752           18,427           12,445
               2002           16,845           18,423           12,445
               2003           17,217           18,803           12,418
               2003           17,327           18,820           12,473
               2003           17,643           19,080           12,569
               2003           17,692           19,064           12,644
               2003           17,993           19,223           12,617
               2003           18,388           19,580           12,596
               2003           18,424           19,541           12,610
               2003           17,881           18,884           12,624
               2003           17,995           19,010           12,672
               2003           18,451           19,513           12,713
               2003           18,403           19,331           12,699
               2003           18,468           19,377           12,665
  December 31, 2003          $18,683          $19,574          $12,651

Footnotes read:

*  The Lehman Brothers Aggregate Bond Index is an index that encompasses five classes of fixed-income securities in
   the United States: U.S. Treasury and U.S. government
   agency securities, corporate debt obligations,
   mortgage-backed securities and asset-backed securities.
   It is not possible to invest directly in the Index. The
   performance of the index does not reflect deductions
   for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products
   and services, including housing, electricity, food and
   transportation. It is not possible to invest directly
   in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more
   or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory
   Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The
   returns shown do not reflect charges and expenses
   imposed on contract holders by the variable accounts.
   Those charges and expenses reduce the returns received
   by contract holders as compared to the returns
   presented. For additional information, refer to your
   variable contract prospectus which can be obtained from
   your registered representative or by calling (800)
   Thrivent. Please read your prospectus carefully.

LIMITED MATURITY BOND PORTFOLIO

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, Portfolio Manager
The Limited Maturity Bond Portfolio seeks a high level of current income consistent with stability of principal.

Despite a modest increase in intermediate-term interest rates, the
Limited Maturity Bond Portfolio posted exceptional returns in the
12-month period ended December 31, 2003. For the period, the Portfolio produced totals returns of 4.48%, outperforming the 3.35% return of its market benchmark, the Lehman Brothers Government/Corporate 1-5
Year Bond Index and strongly outperforming the 2.77% median return of its Lipper, Inc., Short-Intermediate Investment Grade Debt peer group.

Rise of Corporate Bonds

Early in 2003, uncertainty about the Iraq War combined with poor economic performance to increase demand for the relative safety of high-grade bonds. As more positive economic signs trickled in and as hostilities commenced in Iraq, optimism that the worst was behind us helped spur outstanding market-wide growth. Corporate bonds were no exception, as they more than regained the ground lost during a dreadful 2002.

The renewed financial health of these corporations helped maximize the opportunity provided by the economic recovery. Following the corporate scandals in 2002, many corporations took measures to cleanse their balance sheets and solidify their financial and ethical foundation.

The Portfolio's outperformance is clearly tied to the strong showing by corporate bonds. Historically, corporate bond holdings comprise
40-50% of the Portfolio and we maintained that strong position throughout 2003. BBB-rated bonds, in particular, garnered exceptional returns. The Portfolio also benefited from a strategic weighting in high-yield bonds and Treasury Inflation Protected Securities (TIPS), which produced above average returns.

While the relatively short duration of the Portfolio didn't greatly affect its relative performance, the Portfolio's emphasis on higher quality bonds did inhibit its ability to achieve even greater returns.
Lower-quality names across the entire market, including lower-rated corporate bonds, enjoyed robust performance throughout 2003.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                             68.3%
Aa                               6.3%
A                               11.1%
Baa                             11.6%
Ba                               2.2%
B                                0.3%
Caa                              0.0%
Ca                               0.0%
C                                0.0%
D                                0.0%
Not Rated                        0.2%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              9.9%
Long Term Fixed Income             90.1%

Top 10 Holdings
(% of Portfolio)

U.S. Treasury Notes                             8.7%
Federal National Mortgage Association           7.2%
Morgan Stanley and Company                      7.0%
U.S. Treasury Notes                             4.3%
U.S. Treasury Notes                             4.0%
U.S. Treasury Notes                             3.3%
U.S. Treasury Notes                             2.1%
U.S. Treasury Notes                             2.1%
Federal Home Loan Mortgage Corporation          2.1%
Federal National Mortgage Association           1.7%

These long term fixed income securities represent 39.3% of the total investment portfolio.

Footnote reads:

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change and percentages shown exclude securities held as collateral for securities loaned. The list of Top 10 Holdings excludes
Short Term Investments.

                           Portfolio Facts
                          December 31, 2003

Net Assets                  $218,773,668            NAV          $10.21
NAV -- High+          6/13/2003-- $10.43
NAV -- Low+            1/6/2003-- $10.10
Number of Holdings: 153          + For the year ended December 31, 2003

             Average Annual Total Returns /1/
                  December 31, 2003
                                                From
                                           Inception
          1 Year                          11/30/2001
-------------------------------------------------------------
          4.48%                                4.61%

Outlook

Most indicators appear favorable to continued economic growth.
Concerns about unemployment don't always account for historic evidence that unemployment numbers tend to improve long after economic activity has rebounded. We will continue to monitor the progress of the economy and interest rates, which we believe will begin an upward move in the coming months.

With that in mind, we will maintain a slightly short-to-neutral duration with a continued overweighting in corporate bonds. In 2004, earning their coupon should be a respectable outcome for corporate bonds. History dictates that a repeat of 2003's returns is unlikely, however.

The performance of corporate bonds last year vividly illustrates the benefit of patience and a long-term investing perspective. Had the corporate fiascos and subsequent market lows motivated investors to abandon corporate bonds, they would have surrendered an opportunity to benefit from the abundance experienced in 2003.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/
                                              Lehman Brothers
                             Limited          Government/
                             Maturity         Corporate 1-5       Consumer
                             Bond             Year Bond           Price
  Date                       Portfolio        Index*              Index**
------------------------------------------------------------------------
  November 31, 2001           10,000           10,000           10,000
               2002            9,939            9,952            9,961
               2002           10,005           10,022            9,983
               2002           10,072           10,119           10,023
               2002            9,970            9,985           10,079
               2002           10,093           10,163           10,135
               2002           10,153           10,252           10,135
               2002           10,213           10,342           10,141
               2002           10,267           10,466           10,152
               2002           10,332           10,591           10,186
               2002           10,422           10,732           10,203
               2002           10,393           10,725           10,228
               2002           10,381           10,713           10,228
               2003           10,514           10,896           10,206
               2003           10,526           10,907           10,251
               2003           10,639           11,029           10,330
               2003           10,641           11,035           10,392
               2003           10,751           11,104           10,369
               2003           10,874           11,241           10,353
               2003           10,904           11,244           10,364
               2003           10,735           10,973           10,375
               2003           10,753           11,021           10,415
               2003           10,929           11,264           10,448
               2003           10,889           11,186           10,437
               2003           10,898           11,204           10,409
  December 31, 2003          $10,985          $11,312          $10,398

Footnotes read:

*  The Lehman Brothers Government/Corporate 1-5 Year Bond Index is an
   index comprised of securities in the intermediate
   maturity range of one to five years. The index
   encompasses five major classes of U.S. fixed-income
   securities: U.S. Treasury and government agency
   securities, corporate debt obligations, mortgage-backed
   securities, asset-backed securities and commercial
   mortgage-backed securities. It is not possible to
   invest directly in the Index. The performance of the
   index does not reflect deductions for fees, expenses or
   taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products
   and services, including housing, electricity, food and
   transportation. It is not possible to invest directly
   in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more
   or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory
   Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The
   returns shown do not reflect charges and expenses
   imposed on contract holders by the variable accounts.
   Those charges and expenses reduce the returns received
   by contract holders as compared to the returns
   presented. For additional information, refer to your
   variable contract prospectus which can be obtained from
   your registered representative or by calling (800)
   Thrivent. Please read your prospectus carefully.

MONEY MARKET PORTFOLIO

[PHOTO OMITTED: WILLIAM D. STOUTEN]

William D. Stouten, Portfolio Manager

The Money Market Portfolio seeks the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt instruments.*

Money market yields decreased slightly along with overall short-term market interest rates for the 12-month period ended December 31, 2003.
The Money Market Portfolio provided investors with a total return of
0.84%, while the Portfolio's Lipper, Inc., peer group earned a median total return of 0.65%.

Federal Reserve Policy

With 13 cuts in the federal funds target rate since the beginning of
2001, the overnight federal funds target rate of 1% is now at the lowest level in over 40 years. The Federal Open Market Committee
(FOMC) lowered its target for the federal funds rate again during the period due to fears of a falling price environment and lackluster economic reports. In June and July, the tide turned in exactly the opposite direction and rates increased dramatically due to improved economic reports and the fear that interest rates could not possibly stay at a 45-year low for long. Interest rates were essentially range-bound to move only slightly higher for the rest of the year, which provided a more favorable backdrop for money market instruments.

The average length of the Portfolio's holdings was shorter than the peer group through most of the period, reflecting our anticipation of better economic news that would steepen the yield curve and allow us to take advantage of higher yields. Fortunately, strong payroll numbers, combined with higher Gross Domestic Product growth rates in the third calendar quarter, provided market optimism. This improved outlook allowed us to take advantage of a steeper yield curve by lengthening our Portfolio in October and again in December to a level more in line with our Lipper peer group, which was the major contributor to our outperformance over the period.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Commercial Paper                 82.9%
Variable Rate Notes               8.2%
Certificates of Deposit           4.6%
U.S. Government                   2.5%
Medium Term Notes                 1.8%

Footnote reads:

Quoted Portfolio Composition is subject to change.

                      Portfolio Facts
                     December 31, 2003

Net Assets          $289,281,921          NAV          $1.00
Number of Holdings: 59

          Average Annual Total Returns /1/
                 December 31, 2003

1 Year                5-Year                 10-Year
-----------------------------------------------------------
0.84%                  3.47%                   4.30%

Outlook

We expect that the FOMC will raise the overnight federal funds target rate in the coming months when it becomes convinced that the risks to higher than desired growth and a rise in inflation outweigh the risks of a fall in inflation and unsustained growth in the economy. As in any interest rate environment, our strategy remains the same. We continue to focus our efforts on conservative investments that maximize safety and liquidity for our clients. We are confident that as in any investing cycle, yields and returns historically provided by money markets funds will return.

            Money Market Portfolio**
                December 31, 2003
                                       Portfolio
-----------------------------------------------------
7-Day Yield                              0.73%
7-Day Effective Yield                    0.73%

Footnotes read:

*  To the extent practicable, the Portfolio intends to maintain a stable net asset value of $1.00 per share. An
   investment in the Money Market Portfolio is not insured
   or guaranteed by the FDIC or any other government
   agency. Although the Portfolio seeks to preserve the
   value of your investment at $1 per share, it is
   possible to lose money by investing in the Portfolio.

** Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a
   specified seven-day period. Effective yields reflect
   the reinvestment of income. Yields are subject to daily
   fluctuation and should not be considered an indication
   of future results.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more
   or less than their original cost. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory
   Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The
   returns shown do not reflect charges and expenses
   imposed on contract holders by the variable accounts.
   Those charges and expenses reduce the returns received
   by contract holders as compared to the returns
   presented. For additional information, refer to your
   variable contract prospectus which can be obtained from
   your registered representative or by calling (800)
   Thrivent. Please read your prospectus carefully.

[LOGO OMITTED]

PricewaterhouseCoopers LLP
Suite 1500
100 E. Wisconsin Ave.
Milwaukee WI 53202
Telephone (414) 212 1600

Report of Independent Auditors

To the Board of Directors and Shareholders of
LB Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Portfolio, Opportunity Growth Portfolio, Mid Cap
Select Growth Portfolio, Mid Cap Growth Portfolio, World Growth
Portfolio, All Cap Portfolio, Growth Portfolio, Investors Growth
Portfolio, Growth Stock Portfolio, Value Portfolio, High Yield
Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Money
Market Portfolio (constituting the LB Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United
States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the
responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of
America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by
correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PricewaterhouseCoopers LLP

February 9, 2004

Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2003(a)

       Shares  Common Stock (93.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.8%)
-------------------------------------------------------------------------------------------------------------------------
        4,200  NII Holdings, Inc.(b,c)                                                                           $313,446
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      313,446
=========================================================================================================================

Consumer Discretionary (9.9%)
-------------------------------------------------------------------------------------------------------------------------
       12,200  Acme Communications, Inc.(c)                                                                       107,238
       16,800  Argosy Gaming Company(c)                                                                           436,632
       14,500  Casual Male Retail Group, Inc.(b,c)                                                                100,630
       19,700  Charming Shoppes, Inc.(c)                                                                          106,380
        5,300  Chicago Pizza & Brewery, Inc(b,c)                                                                   79,076
        4,700  Cost Plus, Inc.(c)                                                                                 192,700
       25,300  Entravision Communications Corporation(c)                                                          280,830
        8,200  Four Seasons Hotels, Inc.(b)                                                                       419,430
        7,200  Fred's, Inc.                                                                                       223,056
        7,300  Gentex Corporation                                                                                 322,368
       11,200  J. Jill Group, Inc.(c)                                                                             142,352
        4,100  Leapfrog Enterprises, Inc.(b,c)                                                                    108,773
        6,900  Pennsylvania National Gaming, Inc.(c)                                                              159,252
        5,100  Regis Corporation                                                                                  201,552
        7,100  Superior Industries International, Inc.(b)                                                         308,992
        3,700  Tractor Supply Company                                                                             143,893
       13,500  Tuesday Morning Corporation(c)                                                                     408,375
        5,400  Urban Outfitters, Inc.(b)                                                                          200,070
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     3,941,599
=========================================================================================================================

Energy (7.0%)
-------------------------------------------------------------------------------------------------------------------------
       15,800  Cal Dive International, Inc.(c)                                                                    380,938
       12,900  Chesapeake Energy Corporation(b)                                                                   175,182
       12,500  FMC Technologies, Inc.(b,c)                                                                        291,250
       10,100  Patterson-UTI Energy, Inc.(c)                                                                      332,492
       22,400  PetroQuest Energy, Inc.(c)                                                                          69,888
       17,800  Premcor, Inc.(c)                                                                                   462,800
        9,800  Spinnaker Exploration Company(c)                                                                   316,246
       16,300  Superior Energy Services, Inc.(c)                                                                  153,220
        8,600  Swift Energy Company(c)                                                                            144,910
       14,600  Tom Brown, Inc.(c)                                                                                 470,850
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,797,776
=========================================================================================================================

Financials (4.2%)
-------------------------------------------------------------------------------------------------------------------------
        1,200  Advanta Corporation(b)                                                                              15,588
        6,240  American Home Mortgage Investment Corporation(b,c)                                                 140,462
        2,090  CVB Financial Corporation(c)                                                                        40,316
        9,200  Financial Federal Corporation(c)                                                                   281,060
        2,647  First State Bancorporation(c)                                                                       91,983
       10,400  Greater Bay Bancorp(b)                                                                             296,192
        2,300  IPC Holdings, Ltd.                                                                                  89,562
        7,600  Jefferies Group, Inc.(b)                                                                           250,952
       15,600  Jones Lang LaSalle, Inc.(c)                                                                        323,388
        7,300  Umpqua Holdings Corporation(b)                                                                     151,767
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 1,681,270
=========================================================================================================================

Health Care (10.5%)
-------------------------------------------------------------------------------------------------------------------------
       13,100  Alpharma, Inc.                                                                                     263,310
       13,300  American Medical Systems Holdings, Inc.(c)                                                         289,940
        6,400  Centene Corporation(b)                                                                             179,264
        2,000  Cerner Corporation(b,c)                                                                             75,700
        9,200  Conceptus, Inc.(b,c)                                                                                97,704
        5,000  Connetics Corporation(b,c)                                                                          90,800
        8,600  CTI Molecular Imaging, Inc.(b,c)                                                                   145,426
        2,100  IDX Systems Corporation(c)                                                                          56,322
       11,100  InterMune, Inc.(b,c)                                                                               257,076
        3,900  LabOne, Inc.(b,c)                                                                                  126,633
        2,600  LifePoint Hospitals, Inc.(c)                                                                        76,570
        6,600  Medicines Company(b,c)                                                                             194,436
        3,700  Medicis Pharmaceutical Corporation                                                                 263,810
       10,433  Merit Medical System, Inc.(b,c)                                                                    232,231
       10,400  PAREXEL International Corporation(c)                                                               169,104
        6,000  RehabCare Group, Inc.(b,c)                                                                         127,560
        9,700  Sierra Health Services, Inc.(c)                                                                    266,265
       10,300  STERIS Corporation(b,c)                                                                            232,780
        9,700  Trimeris, Inc.(b,c)                                                                                203,506
        2,500  Varian Medical Systems, Inc.(c)                                                                    172,750
        5,600  VCA Antech, Inc.(b,c)                                                                              173,488
       11,600  Wilson Greatbatch Technologies, Inc.(c)                                                            490,332
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,185,007
=========================================================================================================================

Industrials (13.0%)
-------------------------------------------------------------------------------------------------------------------------
        4,600  AMETEK, Inc.                                                                                       221,996
       11,600  C&D Technologies, Inc.                                                                             222,372
       10,000  CDI Corporation                                                                                    327,500
       10,000  CNH Global NV(c)                                                                                   166,000
        9,400  Crane Company                                                                                      288,956
        4,200  Cuno, Inc.(c)                                                                                      189,126
       17,800  Flowserve Corporation(b,c)                                                                         371,664
       20,400  Forward Air Corporation(c)                                                                         561,000
       10,900  Knight Transportation, Inc.(c)                                                                     279,585
        4,500  Kroll, Inc.(c)                                                                                     117,000
       17,300  Landstar System, Inc.                                                                              658,092
        9,700  NCO Group, Inc.(c)                                                                                 220,869
        8,000  Oshkosh Truck Corporation                                                                          408,240
        6,200  Pentair, Inc.                                                                                      283,340
       30,900  PRG-Schultz International, Inc.(b,c)                                                               151,410
        7,500  Reliance Steel & Aluminum Company                                                                  249,075
       11,100  Resources Connection, Inc.(b,c)                                                                    303,141
        3,600  Roper Industries, Inc.                                                                             177,336
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                5,196,702
=========================================================================================================================

Information Technology (43.2%)
-------------------------------------------------------------------------------------------------------------------------
        7,600  Actel Corporation(c)                                                                               183,160
       37,100  Adaptec, Inc.(c)                                                                                   327,593
       15,500  Advanced Energy Industries, Inc.(b,c)                                                              403,775
       27,800  Advanced Fibre Communications, Inc.(c)                                                             560,170
        9,800  Aquantive, Inc.(b,c)                                                                               100,450
       22,600  ARM Holdings plc(c)                                                                                155,940
       11,525  Ascential Software Corporation(b,c)                                                                298,843
        8,100  ASE Test, Ltd.(b,c)                                                                                121,257
       19,600  Aspen Technology, Inc.(b,c)                                                                        201,096
       34,300  Atmel Corporation(b,c)                                                                             206,143
        6,000  Avocent Corporation(c)                                                                             219,120
       20,500  BearingPoint, Inc.(b,c)                                                                            206,845
       18,100  Borland Software Corporation(b,c)                                                                  176,113
       11,700  Catapult Communications Corporation(c)                                                             169,650
        5,900  Cognizant Technology Solutions Corporation                                                         269,276
        6,900  Coherent, Inc.(c)                                                                                  164,220
        8,100  Cymer, Inc.(c)                                                                                     374,139
        4,800  Drexler Technology Corporation(b,c)                                                                 65,616
       22,600  Electro Scientific Industries, Inc.(b,c)                                                           537,880
       42,400  Entrust, Inc.(c)                                                                                   172,992
       11,900  Exar Corporation(c)                                                                                203,252
        3,200  F5 Networks, Inc.(c)                                                                                80,320
        8,400  FileNET Corporation(c)                                                                             227,472
       11,100  FLIR Systems, Inc.                                                                                 405,150
       10,000  Global Payments, Inc.                                                                              471,200
        6,000  Hyperion Solutions Corporation(b,c)                                                                180,840
       26,400  Informatica Corporation(c)                                                                         271,920
       21,500  Integrated Circuit Systems, Inc.(c)                                                                612,535
       24,800  Integrated Device Technology, Inc.(b,c)                                                            425,816
       16,000  Integrated Silicon Solution, Inc.(c)                                                               250,720
        3,800  Intersil Corporation                                                                                94,430
        2,600  InterVoice-Brite, Inc.(c)                                                                           30,862
       11,600  Jack Henry & Associates, Inc.(b)                                                                   238,728
       14,200  KEMET Corporation(c)                                                                               194,398
       21,800  Lam Research Corporation(c)                                                                        704,140
       18,900  Lattice Semiconductor Corporation(b,c)                                                             182,952
       37,500  Lawson Software, Inc.(b,c)                                                                         308,625
        2,100  Logitech International ADR(c)                                                                       89,313
       18,900  LTX Corporation(c)                                                                                 284,067
        9,400  Macromedia, Inc.(b,c)                                                                              167,696
        7,400  MAXIMUS, Inc.(c)                                                                                   289,562
       14,000  Merix Corporation(b,c)                                                                             343,420
        8,100  Mettler-Toledo International, Inc.(b,c)                                                            341,901
       26,300  Micrel, Inc.(c)                                                                                    409,754
       17,300  Microtune, Inc.(c)                                                                                  37,714
       17,400  National Instruments Corporation                                                                   791,178
       20,800  NetIQ Corporation(c)                                                                               275,600
        7,000  Overland Storage, Inc.(b,c)                                                                        131,600
        5,800  Park Electrochemical Corporation(b)                                                                153,642
       17,700  Pegasus Solutions, Inc.(c)                                                                         185,319
       12,000  Pericom Semiconductor Corporation(c)                                                               127,920
       10,300  Quest Software, Inc.(c)                                                                            146,260
        4,900  Seachange International, Inc.(c)                                                                    75,460
       39,700  Semtech Corporation(b,c)                                                                           902,381
       17,500  Tektronix, Inc.                                                                                    553,000
        5,900  Trimble Navigation, Ltd.(b,c)                                                                      219,716
       19,200  Tumbelweed Communications Corporation(c)                                                           160,896
       22,300  Varian Semiconductor Equipment Associates, Inc.(c)                                                 974,288
       12,200  Varian, Inc.(c)                                                                                    509,106
       11,000  Verity, Inc.(c)                                                                                    183,590
       11,900  webMethods, Inc.(b,c)                                                                              108,885
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    17,259,906
=========================================================================================================================

Materials (4.6%)
-------------------------------------------------------------------------------------------------------------------------
       12,500  Cabot Corporation(b)                                                                               398,000
        3,100  Cleveland-Cliffs, Inc.(c)                                                                          157,945
        7,500  FMC Corporation(b,c)                                                                               255,975
       11,300  Minerals Technologies, Inc.(b)                                                                     669,525
        8,000  NOVA Chemicals Corporation                                                                         215,600
        6,900  Olin Corporation(b)                                                                                138,414
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,835,459
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $30,884,292)                                                           37,211,165
=========================================================================================================================

    Principal
       Amount  Short-Term Investments (6.8%)                            Interest Rate(d)      Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
   $2,717,000  State Street Bank Repurchase Agreement(e)                        0.750%             1/2/2004    $2,717,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,717,000
=========================================================================================================================

    Shares or
    Principal
       Amount  Collateral Held for Securities Loaned                    Interest Rate(d)      Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
    7,194,649  State Street Navigator Securities Lending Prime
               Portfolio                                                        1.060%                  N/A    $7,194,649
         $663  U.S. Treasury Note                                               3.625             3/31/2004           673
        4,196  U.S. Treasury Note                                               1.625             1/31/2005         4,242
          420  U.S. Treasury Note                                               9.375             2/15/2006           500
          110  U.S. Treasury Note                                               6.500            10/15/2006           125
        9,466  U.S. Treasury Note                                               3.375             1/15/2007        12,148
       85,358  U.S. Treasury Note                                               4.875             2/15/2012        92,036
          729  U.S. Treasury Note                                              13.250             5/15/2014         1,097
        1,237  U.S. Treasury Note                                               9.000            11/15/2018         1,798
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                      7,307,268
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $40,908,560)                                                           $47,235,433
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the coupon rate or
    yield.

(e) Repurchase agreement dated December 31, 2003,
    $2,717,113 maturing January 2, 2004, collateralized
    by $2,774,731 of Federal Home Loan Bank Medium Term
    Notes, 1.64% due June 17, 2005.

The accompanying notes to the financial statements
are an integral part of this schedule.

Opportunity Growth Portfolio
Schedule of Investments as of December 31, 2003(a)

       Shares  Common Stock (96.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.7%)
-------------------------------------------------------------------------------------------------------------------------
       24,900  Commonwealth Telephone Enterprises, Inc.(b,c)                                                     $939,975
       20,600  EMS Technologies, Inc.(c)                                                                          423,124
       37,800  IDT Corporation(b,c)                                                                               874,314
       11,900  Millicom Internation Cellular SA(b,c)                                                              831,810
       79,000  Time Warner Telecom, Inc.(c)                                                                       800,270
        8,500  Vimpel Communications(c)                                                                           624,750
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    4,494,243
=========================================================================================================================

Consumer Discretionary (16.4%)
-------------------------------------------------------------------------------------------------------------------------
       20,933  99 CENTS Only Stores(b,c)                                                                          570,006
       16,500  Action Performance Companies, Inc.(b)                                                              323,400
       37,600  Alliance Gaming Corporation(c)                                                                     926,840
       28,200  American Eagle Outfitters, Inc.(b,c)                                                               462,480
       21,300  Buffalo Wild Wings, Inc.(b,c)                                                                      552,735
       37,350  Cheesecake Factory, Inc.(b,c)                                                                    1,644,520
       29,250  Chico's FAS, Inc.(b,c)                                                                           1,080,788
       23,300  China Yuchai International, Ltd.(b)                                                                712,980
       22,812  Christopher & Banks Corporation(b)                                                                 445,518
       24,800  Coach, Inc.                                                                                        936,200
       23,500  Columbia Sportswear Company(b,c)                                                                 1,280,750
       49,600  Cost Plus, Inc.(b,c)                                                                             2,033,600
       48,193  Cumulus Media, Inc.(c)                                                                           1,060,246
       18,300  Emmis Communications Corporation(b,c)                                                              495,015
       51,800  Ethan Allen Interiors, Inc.                                                                      2,169,384
       14,700  Fred's, Inc.                                                                                       455,406
       24,600  Genesco, Inc.(b,c)                                                                                 372,198
       22,200  Gentex Corporation                                                                                 980,352
       41,600  Getty Images, Inc.(c)                                                                            2,085,408
       16,000  Gildan Activewear, Inc.(c)                                                                         494,080
       14,200  GTECH Holdings Corporation                                                                         702,758
        6,400  Harman International Industries, Inc.                                                              473,472
       33,600  Hibbett Sporting Goods, Inc.                                                                     1,001,280
       82,637  Insight Enterprises, Inc.(c)                                                                     1,553,576
       31,500  J. Jill Group, Inc.(c)                                                                             400,365
       21,900  Jarden Corporation(b)                                                                              598,746
       11,400  Krispy Kreme Doughnuts, Inc.(b,c)                                                                  417,240
       35,200  Linens 'n Things, Inc.(b,c)                                                                      1,058,816
       18,600  Men's Wearhouse, Inc.(c)                                                                           465,186
       11,900  Meredith Corporation(b)                                                                            580,839
       60,600  Oakley, Inc.(b)                                                                                    838,704
       43,180  Pacific Sunwear of California, Inc.                                                                911,962
       19,300  Panera Bread Company(c)                                                                            762,929
       27,500  Papa John's International, Inc.(b,c)                                                               917,950
       30,500  Pennsylvania National Gaming, Inc.(c)                                                              703,940
       38,600  ProQuest Company(b,c)                                                                            1,136,770
       40,600  Radio One, Inc.(b,c)                                                                               783,580
        9,700  Ryland Group, Inc.(b)                                                                              859,808
       24,500  Salem Communications Corporation(c)                                                                664,440
       40,200  SBS Broadcasting SA(b,c)                                                                         1,310,520
       22,700  SCP Pool Corporation                                                                               741,836
       44,675  Sonic Corporation(b,c)                                                                           1,367,948
       18,100  Starcraft Corporation(c)                                                                           588,612
       31,000  Station Casinos, Inc.                                                                              949,530
       30,300  Steiner Leisure, Ltd.(c)                                                                           433,290
       25,700  Tractor Supply Company(b)                                                                          999,473
       16,600  Tuesday Morning Corporation(c)                                                                     502,150
       57,400  Tweeter Home Entertainment Group, Inc.(b,c)                                                        542,430
       45,900  Ultimate Electronics, Inc.(b,c)                                                                    350,217
       69,400  Wet Seal, Inc.(b,c)                                                                                686,366
       24,000  Williams-Sonoma, Inc.(b,c)                                                                         834,480
       27,700  XM Satellite Radio Holdings, Inc.(b,c)                                                             730,172
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    43,951,291
=========================================================================================================================

Consumer Staples (1.4%)
-------------------------------------------------------------------------------------------------------------------------
       27,500  Chattem, Inc.(b,c)                                                                                 492,250
       12,800  Coca-Cola Bottling Company Consolidated                                                            684,672
       14,700  Constellation Brands, Inc.(c)                                                                      484,071
       18,900  Performance Food Group Company(b,c)                                                                683,613
       36,500  United Natural Foods, Inc.(c)                                                                    1,310,715
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,655,321
=========================================================================================================================

Energy (4.5%)
-------------------------------------------------------------------------------------------------------------------------
       23,300  Cal Dive International, Inc.(b,c)                                                                  561,763
       39,500  Hydril Company(c)                                                                                  945,235
       38,700  Maverick Tube Corporation(b,c)                                                                     744,975
       22,800  McMoran Exploration Company(b,c)                                                                   427,500
      116,100  OMI Corporation(c)                                                                               1,036,773
       38,700  Pride International, Inc.(b,c)                                                                     721,368
       40,400  Prima Energy Corporation(c)                                                                      1,420,464
       27,200  Spinnaker Exploration Company(b,c)                                                                 877,744
       65,900  St. Mary Land & Exploration Company                                                              1,878,150
       13,700  Stone Energy Corporation(c)                                                                        581,565
       28,300  Tom Brown, Inc.(c)                                                                                 912,675
       28,000  Unit Corporation(c)                                                                                659,400
       45,400  Veritas DGC, Inc.(b,c)                                                                             475,792
       26,300  World Fuel Services Corporation                                                                    892,885
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    12,136,289
=========================================================================================================================

Financials (7.6%)
-------------------------------------------------------------------------------------------------------------------------
       27,800  Affiliated Managers Group, Inc.(b,c)                                                             1,934,602
        3,600  Alexander's, Inc.(b,c)                                                                             448,776
        8,200  Alexandria Real Estate Equities, Inc.                                                              474,780
       23,800  Astoria Financial Corporation                                                                      885,360
       13,200  Bank of the Ozarks, Inc.                                                                           297,132
        7,600  Cathay General Bancorp                                                                             423,168
       36,900  Charles Schwab Corporation                                                                         436,896
       33,225  Doral Financial Corporation                                                                      1,072,503
       11,800  East West Bancorp, Inc.(b)                                                                         633,424
       12,800  Federal Agricultural Mortgage Corporation(b,c)                                                     409,088
       36,400  Financial Federal Corporation(b,c)                                                               1,112,020
       41,725  First Financial Bankshares, Inc.(b)                                                              1,739,932
       29,600  Greater Bay Bancorp(b)                                                                             843,008
       12,400  IBERIABANK Corporation                                                                             731,600
       31,300  Investment Technology Group, Inc.(c)                                                               505,495
       36,100  Investors Financial Services Corporation(b)                                                      1,386,601
       29,200  New York Community Bancorp, Inc.                                                                 1,111,060
       22,100  Novastar Financial, Inc.(b)                                                                        949,416
       12,300  PartnerRe, Ltd.                                                                                    714,015
       31,700  ProAssurance Corporation(c)                                                                      1,019,155
       47,200  Texas Capital Bancshares, Inc.(c)                                                                  682,606
       31,050  W.R. Berkley Corporation                                                                         1,085,198
       13,700  WFS Financial, Inc.(b,c)                                                                           581,702
       19,000  Wintrust Financial Corporation                                                                     856,900
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                20,334,437
=========================================================================================================================

Health Care (20.0%)
-------------------------------------------------------------------------------------------------------------------------
       29,925  Accredo Health, Inc.(b,c)                                                                          945,929
       18,550  Advanced Neuromodulation Systems, Inc.(b)                                                          852,929
       16,800  Advisory Board Company(b,c)                                                                        586,488
       47,700  Alexion Pharmaceuticals, Inc.(b,c)                                                                 811,854
       73,600  Align Technology, Inc.(c)                                                                        1,215,872
       29,900  Alkermes, Inc.(c)                                                                                  403,650
       46,400  American Medical Systems Holdings, Inc.(b,c)                                                     1,011,520
       44,100  ArthroCare Corporation(b,c)                                                                      1,080,450
       20,200  Biosite Diagnostics, Inc.(b,c)                                                                     584,790
       14,400  Britesmile, Inc.(b,c)                                                                              365,328
      100,300  Bruker BioSciences Corporation(b,c)                                                                456,365
       93,800  Caliper Technologies Corporation(b,c)                                                              617,204
       59,300  Candela Corporation(c)                                                                           1,078,074
       69,900  Caremark Rx, Inc.(c)                                                                             1,770,567
       15,600  Celgene Corporation(b,c)                                                                           702,312
       36,700  Cell Genesys, Inc.(c)                                                                              474,898
       16,100  Cerner Corporation(b,c)                                                                            609,385
       28,600  Community Health Systems, Inc.(c)                                                                  760,188
       92,100  Conceptus, Inc.(b,c)                                                                               978,102
       20,700  Covance, Inc.(b,c)                                                                                 554,760
        7,700  Coventry Health Care, Inc.(b,c)                                                                    496,573
       74,800  Cytyc Corporation(c)                                                                             1,029,248
       26,300  Datascope Corporation(b)                                                                           942,855
       34,400  DaVita, Inc.(c)                                                                                  1,341,600
       44,800  Dendrite International, Inc.(b,c)                                                                  702,016
       21,300  Digene Corporation(b,c)                                                                            854,130
       46,900  Diversa Corporation(b,c)                                                                           433,825
       53,300  EPIX Medical, Inc.(c)                                                                              867,724
       67,600  First Horizon Pharmaceutical Corporation(b,c)                                                      757,120
       17,600  Flamel Technologies SP ADR(b,c)                                                                    471,504
       13,400  Galen Holdings plc(b)                                                                              696,787
       48,300  Inspire Pharmaceuticals, Inc.(b,c)                                                                 683,928
       29,300  Integra Life Sciences Holdings Corporation(c)                                                      838,859
       19,700  InterMune, Inc.(c)                                                                                 456,252
       24,800  IntraBiotics Pharmaceuticals, Inc.(b,c)                                                            399,280
       30,800  Inverness Medical Innovations, Inc.(b,c)                                                           670,824
       26,100  KOS Pharmaceuticals, Inc.(b,c)                                                                   1,123,344
       37,200  Kyphon, Inc.(c)                                                                                    923,676
       81,100  Lexicon Genetics, Inc.(b,c)                                                                        477,679
       29,700  LifePoint Hospitals, Inc.(b,c)                                                                     874,665
       21,900  Martek Biosciences Corporation(b,c)                                                              1,422,843
       30,200  Medicines Company(b,c)                                                                             889,692
       11,400  MGI PHARMA, Inc.(b,c)                                                                              469,110
       58,600  MIM Corporation(b,c)                                                                               411,958
       28,000  Nastech Pharmaceutical Company(b,c)                                                                268,800
       49,500  NeoPharm, Inc.(c)                                                                                  906,840
       25,500  Neurocrine Biosciences, Inc.(b,c)                                                                1,390,770
       31,200  Noven Pharmaceuticals, Inc.(b,c)                                                                   474,552
       37,600  NPS Pharmaceuticals, Inc.(b,c)                                                                   1,155,824
       21,537  Odyssey Healthcare, Inc.(b)                                                                        630,173
       37,600  Onyx Pharmaceuticals, Inc.(b,c)                                                                  1,061,448
       31,200  OSI Pharmaceuticals, Inc.(b,c)                                                                   1,004,952
       24,300  Pharmaceutical Product Development, Inc.(c)                                                        655,371
       47,000  PolyMedica Corporation(b)                                                                        1,236,570
       41,200  Priority Healthcare Corporation(c)                                                                 993,332
       38,600  Protein Design Labs, Inc.(b,c)                                                                     690,940
       62,825  Province Healthcare Company(c)                                                                   1,005,200
       47,400  Regeneron Pharmaceuticals, Inc.(b,c)                                                               697,254
       80,500  Select Medical Corporation(b)                                                                    1,310,540
       18,400  Sola International, Inc.(c)                                                                        345,920
       21,300  Sunrise Senior Living, Inc.(b,c)                                                                   825,162
       27,500  SurModics, Inc.(b,c)                                                                               657,250
       12,800  Taro Pharmaceutical Industries, Ltd.(c)                                                            825,600
       18,200  Trimeris, Inc.(b,c)                                                                                381,836
       15,800  VistaCare, Inc.(b,c)                                                                               555,370
       18,200  VISX, Inc.(b,c)                                                                                    421,330
       26,900  Wilson Greatbatch Technologies, Inc.(c)                                                          1,137,063
       21,100  Zoll Medical Corporation(c)                                                                        748,628
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               53,476,882
=========================================================================================================================

Industrials (8.8%)
-------------------------------------------------------------------------------------------------------------------------
       18,600  Actuant Corporation(b)                                                                             673,320
       18,200  American Woodmark Corporation                                                                    1,001,910
       58,100  AMR Corporation(b,c)                                                                               752,395
       48,800  Atlantic Coast Airlines Holdings, Inc.(b,c)                                                        483,120
       18,400  Bright Horizons Family Solutions, Inc.(c)                                                          772,800
       49,600  C.H. Robinson Worldwide, Inc.                                                                    1,880,336
       10,300  Career Education Corporation                                                                       412,721
       21,866  ChoicePoint, Inc.(b,c)                                                                             832,876
       71,750  Copart, Inc.(c)                                                                                  1,183,875
       15,200  Corinthian Colleges, Inc.(c)                                                                       844,512
       25,200  Corporate Executive Board Company(b,c)                                                           1,176,084
       40,100  CoStar Group, Inc.(b,c)                                                                          1,671,368
       39,550  Engineered Support Systems, Inc.                                                                 2,177,622
       62,800  Forward Air Corporation(c)                                                                       1,727,000
       13,300  Genesee and Wyoming, Inc.(c)                                                                       418,950
       10,500  ITT Educational Services, Inc.(b,c)                                                                493,185
        8,200  Jacobs Engineering Group, Inc.(b,c)                                                                393,682
       13,800  Mercury Computer Systems, Inc.(b,c)                                                                343,620
       19,300  Mueller Industries, Inc.(c)                                                                        663,148
       41,700  Navigant Consulting, Inc.(c)                                                                       786,462
        7,700  Old Dominion Freight Line, Inc.(c)                                                                 262,416
       27,900  Roto-Rooter, Inc.                                                                                1,286,190
       24,400  Stericycle, Inc.(b,c)                                                                            1,139,480
       56,900  Stewart & Stevenson Services, Inc.                                                                 799,445
       57,600  TeleTech Holdings, Inc.(c)                                                                         650,880
       20,100  Wabash National Corporation(c)                                                                     588,930
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               23,416,327
=========================================================================================================================

Information Technology (34.5%)
-------------------------------------------------------------------------------------------------------------------------
       49,725  Activision, Inc.(b)                                                                                904,995
       44,100  Acxiom Corporation(b,c)                                                                            818,937
       25,600  ADTRAN, Inc.                                                                                       793,600
       31,900  Advanced Energy Industries, Inc.(b,c)                                                              830,995
       50,300  Advanced Fibre Communications, Inc.(c)                                                           1,013,545
       27,700  Advent Software, Inc.(b,c)                                                                         482,811
       80,050  Aeroflex, Inc.(c)                                                                                  935,784
       70,000  Agile Software Corporation(b,c)                                                                    693,000
       36,100  Akamai Technologies, Inc.(c)                                                                       388,075
      116,700  Alliance Fiber Optic Products, Inc.(c)                                                             197,223
       32,700  Altiris, Inc.(b,c)                                                                               1,192,896
       26,100  Applied Films Corporation(b,c)                                                                     861,822
      126,400  Applied Micro Circuits Corporation(c)                                                              755,872
       20,400  Ask Jeeves, Inc.(c)                                                                                369,648
       33,500  ASM International NV(b,c)                                                                          678,040
       42,400  Asyst Technologies, Inc.(b,c)                                                                      735,640
       22,500  ATMI, Inc.(b,c)                                                                                    520,650
       26,500  August Technology Corporation(c)                                                                   491,575
       29,900  Avid Technology, Inc.(b,c)                                                                       1,435,200
       34,300  Avocent Corporation(c)                                                                           1,252,636
       50,500  Brooks Automation, Inc.(b,c)                                                                     1,220,585
       39,500  Business Objects SA ADR(b,c)                                                                     1,369,465
       90,000  Cable Design Technologies Corporation(b,c)                                                         809,100
       21,200  CACI International, Inc.(c)                                                                      1,030,744
       26,900  Carrier Access Corporation(c)                                                                      336,788
       42,000  CheckFree Corporation(b,c)                                                                       1,161,300
       23,600  Cognex Corporation                                                                                 666,464
       32,800  Cognizant Technology Solutions Corporation                                                       1,496,992
       17,300  Cognos, Inc.(b,c)                                                                                  529,726
       26,800  Coherent, Inc.(b,c)                                                                                637,840
      416,400  Corvis Corporation(b,c)                                                                            707,880
       38,700  Cree, Inc.(b,c)                                                                                    684,603
       28,000  Cymer, Inc.(c)                                                                                   1,293,320
       44,200  Digital River, Inc.(c)                                                                             976,820
       30,400  DSP Group, Inc.(c)                                                                                 757,264
       17,700  DuPont Photomasks, Inc.(b,c)                                                                       427,278
       27,200  eCollege.com, Inc.(b,c)                                                                            502,112
       23,250  Electro Scientific Industries, Inc.(b,c)                                                           553,350
       49,500  Embarcadero Technologies, Inc.(b,c)                                                                789,525
       29,400  Emulex Corporation(b,c)                                                                            784,392
       39,600  Exar Corporation(c)                                                                                676,368
       28,900  Faro Technologies, Inc.(b,c)                                                                       721,922
       27,200  FEI Company(b,c)                                                                                   612,000
       14,700  FileNET Corporation(b,c)                                                                           398,076
       23,000  FLIR Systems, Inc.(b)                                                                              839,500
       44,300  Foundry Networks, Inc.(c)                                                                        1,212,048
       12,300  Global Imaging Systems, Inc.(c)                                                                    390,525
       28,700  Global Payments, Inc.                                                                            1,352,344
       73,400  Globecomm Systems, Inc.(b,c)                                                                       348,650
       30,900  Helix Technology Corporation                                                                       635,922
       31,700  Hutchinson Technology, Inc.(c)                                                                     974,458
       17,900  Hyperion Solutions Corporation(b,c)                                                                539,506
       73,100  Informatica Corporation(c)                                                                         752,930
       22,200  Integrated Circuit Systems, Inc.(c)                                                                632,478
       11,100  Iron Mountain, Inc.(c)                                                                             438,894
       21,600  Itron, Inc.(b,c)                                                                                   396,576
       35,400  J2 Global Communication, Inc.(b)                                                                   876,858
       37,400  JDA Software Group, Inc.(c)                                                                        617,474
       15,750  Kronos, Inc.(b)                                                                                    623,858
       43,500  Lam Research Corporation(c)                                                                      1,405,050
       53,400  Lexar Media, Inc.(b,c)                                                                             930,762
       24,800  Logitech International ADR(c)                                                                    1,054,744
       24,100  Macrovision Corporation(b,c)                                                                       544,419
       30,200  Magma Design Automation, Inc.(c)                                                                   704,868
       30,300  Manhattan Associates, Inc.(b,c)                                                                    837,492
       34,100  Mantech International Corporation(b,c)                                                             850,795
       37,300  Mattson Technology, Inc.(c)                                                                        455,806
       22,600  MAXIMUS, Inc.(c)                                                                                   884,338
       40,400  Metrologic Instruments, Inc.(b)                                                                  1,090,800
       20,700  Microsemi Corporation(c)                                                                           508,806
       30,000  MicroStrategy, Inc.(b,c)                                                                         1,574,400
       51,600  MKS Instruments, Inc.(c)                                                                         1,496,400
      236,400  MRV Communications, Inc.(c)                                                                        888,864
       18,500  Nam Tai Electronics, Inc.(b)                                                                       519,480
       16,200  Netease.Com, Inc.(c)                                                                               597,780
       62,744  NetIQ Corporation(c)                                                                               831,358
       38,300  NetScreen Technologies, Inc.(b,c)                                                                  947,925
       56,200  O2Micro International, Ltd.(c)                                                                   1,258,880
       25,100  OmniVision Technologies, Inc.(b,c)                                                               1,386,775
       42,400  Open Text Corporation(b)                                                                           812,808
       44,600  Pacific Internet, Ltd.(c)                                                                          361,706
       50,800  Packeteer, Inc.(b,c)                                                                               862,584
       41,500  PEC Solutions, Inc.(b,c)                                                                           703,425
       50,000  Pegasus Solutions, Inc.(b,c)                                                                       523,500
       21,100  Photon Dynamics, Inc.(b,c)                                                                         849,064
       39,200  Photronics, Inc.(b,c)                                                                              780,864
       38,600  Pixelworks, Inc.(c)                                                                                426,144
       22,400  Plantronics, Inc.(b,c)                                                                             731,360
       59,300  Plato Learning, Inc.(b,c)                                                                          625,615
       33,900  Plexus Corporation(c)                                                                              582,063
       29,400  Polycom, Inc.(b,c)                                                                                 573,888
       19,500  Power Integrations, Inc.(b,c)                                                                      652,470
       28,000  Quest Software, Inc.(c)                                                                            397,600
       44,400  Radiant Systems, Inc.(c)                                                                           373,404
       39,200  RadiSys Corporation(c)                                                                             660,912
       19,000  Radware, Inc.(c)                                                                                   517,750
       55,700  REMEC, Inc.(c)                                                                                     468,437
       29,000  SafeNet, Inc.(b,c)                                                                                 892,330
       16,100  SanDisk Corporation(c)                                                                             984,354
       41,100  Seachange International, Inc.(c)                                                                   632,940
       25,900  SERENA Software, Inc.(b,c)                                                                         475,265
       17,000  Sigmatel, Inc.(c)                                                                                  419,560
      297,300  Silicon Graphics, Inc.(c)                                                                          407,301
       12,300  Silicon Laboratories, Inc.(b,c)                                                                    531,606
       11,800  Sina Corporation(c)                                                                                398,250
       54,500  Skyworks Solutions, Inc.(c)                                                                        474,150
       22,300  Sohu.com, Inc.(b,c)                                                                                669,223
      149,700  Sycamore Networks, Inc.(c)                                                                         784,428
       16,200  Take-Two Interactive Software, Inc.(b,c)                                                           466,722
       37,400  Tekelec, Inc.(c)                                                                                   581,570
       15,750  Tessera Technologies, Inc.(c)                                                                      296,258
       39,800  THQ, Inc.(c)                                                                                       673,018
      118,600  Tibco Software, Inc.(c)                                                                            802,922
       38,900  Trident Microsystems, Inc.                                                                         677,638
      115,000  Trikon Technologies, Inc.(b,c)                                                                     645,150
       39,300  United Online, Inc.(b)                                                                             659,847
       24,800  Varian Semiconductor Equipment Associates, Inc.(b,c)                                             1,083,512
       24,400  Varian, Inc.(b,c)                                                                                1,018,212
       40,200  Verisity, Ltd.(b,c)                                                                                512,550
       42,300  Verity, Inc.(c)                                                                                    705,987
      155,100  Vignette Corporation(c)                                                                            352,077
       47,400  WebEx Communications, Inc.(c)                                                                      952,740
       32,200  Websense, Inc.(c)                                                                                  941,528
       28,500  Zoran Corporation(c)                                                                               495,615
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    92,336,968
=========================================================================================================================

Materials (1.1%)
-------------------------------------------------------------------------------------------------------------------------
       18,200  Cabot Corporation                                                                                  579,488
       10,100  Florida Rock Industries, Inc.(b)                                                                   553,985
       44,900  Louisiana-Pacific Corporation(b,c)                                                                 802,812
        1,487  Rayonier, Inc.                                                                                      61,725
       24,700  Silgan Holdings, Inc.(c)                                                                         1,051,973
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  3,049,983
=========================================================================================================================

Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------------
      211,300  Dynegy, Inc.(b)                                                                                    904,364
       19,400  Piedmont Natural Gas Company, Inc.                                                                 843,124
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,747,488
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $209,911,165)                                                         258,599,229
=========================================================================================================================

   Principal
      Amount   Long-Term Fixed Income(d)                          Interest Rate        Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
      $2,391   Timco Aviation Services, Inc., Payment-in-Kind
               Bond(e)                                                     8.00%            1/2/2007                 $120
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $0)                                                                 120
=========================================================================================================================

    Principal
       Amount  Short-Term Investments (3.3%)                      Interest Rate(f)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   $5,000,000  New Center Asset Trust                                     0.970%            1/5/2004           $4,999,461
    3,700,000  Rabobank USA Finance Corporation                           0.940             1/2/2004            3,699,903
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 8,699,364
=========================================================================================================================

    Shares or
    Principal
       Amount  Collateral Held for Securities Loaned              Interest Rate(g)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   68,173,310  State Street Navigator Securities Lending Prime
               Portfolio                                                  1.060%                 N/A          $68,173,310
       $3,977  U.S. Treasury Note                                         3.625            3/31/2004                4,040
       25,185  U.S. Treasury Note                                         1.625            1/31/2005               25,460
        2,519  U.S. Treasury Note                                         9.375            2/15/2006                3,000
          663  U.S. Treasury Note                                         6.500           10/15/2006                  748
       56,812  U.S. Treasury Note                                         3.375            1/15/2007               72,914
      512,318  U.S. Treasury Note                                         4.875            2/15/2012              552,396
        4,374  U.S. Treasury Note                                        13.250            5/15/2014                6,584
        7,423  U.S. Treasury Note                                         9.000           11/15/2018               10,792
        6,673  U.S. Treasury Note                                         8.500            2/15/2020                9,540
        2,390  U.S. Treasury Note                                         6.250            8/15/2023                2,783
        1,263  U.S. Treasury Note                                         5.500            8/15/2028                1,342
        1,263  U.S. Treasury Note                                         5.250            2/15/2029                1,299
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                     68,864,208
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $287,474,737)                                                         $336,162,921
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) The value of the denoted categories of investments
    represents less than 0.1% of the total investments of
    the Opportunity Growth Portfolio.

(e) Non-income producing and trading flat (without
    interest).

(f) The interest rate shown reflects the discount rate at
    the date of purchase.

(g) The interest rate shown reflects the coupon rate or
    yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

Mid Cap Select Growth Portfolio
Schedule of Investments as of December 31, 2003(a)

      Shares   Common Stock (97.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (6.8%)
-------------------------------------------------------------------------------------------------------------------------
       50,510  American Tower Corporation(b)                                                                     $546,518
       36,150  Crown Castle International Corporation(b)                                                          398,734
       13,833  NTL, Inc.(b)                                                                                       964,853
        5,380  Spectrasite, Inc.(b)                                                                               186,955
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    2,097,060
=========================================================================================================================

Consumer Discretionary (22.1%)
-------------------------------------------------------------------------------------------------------------------------
        6,970  Cheesecake Factory, Inc.(b)                                                                        306,889
       14,990  Citadel Broadcasting Company(b,c)                                                                  335,326
        3,900  Coach, Inc.                                                                                        147,225
        4,260  E.W. Scripps Company(c)                                                                            401,036
       13,860  EchoStar Communications Corporation(b)                                                             471,240
        7,960  Entercom Communications Corporation(b)                                                             421,562
        2,950  Four Seasons Hotels, Inc.                                                                          150,892
        9,850  Getty Images, Inc.(b)                                                                              493,780
        2,500  Hot Topic, Inc.                                                                                     73,650
        7,818  InterActiveCorp(b,c)                                                                               265,265
        5,600  Lin TV Corporation(b,c)                                                                            144,536
        9,110  Meredith Corporation                                                                               444,659
       12,900  Office Depot, Inc.(b,c)                                                                            215,559
          400  Orbitz, Inc.(b,c)                                                                                    9,280
        5,060  Outback Steakhouse, Inc.                                                                           223,703
        3,900  Pacific Sunwear of California, Inc.(c)                                                              82,368
       15,670  PETsMART, Inc.(c)                                                                                  372,946
        3,460  Reebok International, Ltd.                                                                         136,047
       12,440  Ross Stores, Inc.                                                                                  328,789
        9,770  Royal Caribbean Cruises, Ltd.(c)                                                                   339,898
        4,220  Starwood Hotels & Resorts Worldwide, Inc.                                                          151,793
        7,100  Talbots, Inc.                                                                                      218,538
       10,730  Tiffany & Company                                                                                  484,996
       15,850  Westwood One, Inc.(b)                                                                              542,228
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     6,762,205
=========================================================================================================================

Consumer Staples (0.7%)
-------------------------------------------------------------------------------------------------------------------------
        2,820  Hershey Foods Corporation                                                                          217,112
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             217,112
=========================================================================================================================

Energy (3.1%)
-------------------------------------------------------------------------------------------------------------------------
       13,690  BJ Services Company(b)                                                                             491,471
        3,920  Cooper Cameron Corporation(b,c)                                                                    182,672
        6,470  Smith International, Inc.(b)                                                                       268,634
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       942,777
=========================================================================================================================

Financials (4.4%)
-------------------------------------------------------------------------------------------------------------------------
        2,040  Affiliated Managers Group, Inc.(b)                                                                 141,964
       22,360  Ameritrade Holding Corporation(b)                                                                  314,605
       12,100  Investors Financial Services Corporation(c)                                                        464,761
        5,330  Legg Mason, Inc.                                                                                   411,369
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 1,332,699
=========================================================================================================================

Health Care (20.7%)
-------------------------------------------------------------------------------------------------------------------------
        3,060  AmerisourceBergen Corporation                                                                      171,819
        9,420  Apogent Technologies, Inc.(b,c)                                                                    217,037
       18,280  Applera Corporation (Applied Biosystems Group)                                                     378,579
        6,950  Biogen Idec, Inc.(b,c)                                                                             255,621
        4,870  C.R. Bard, Inc.(c)                                                                                 395,688
        2,330  Celgene Corporation(b)                                                                             104,897
       52,500  Cytyc Corporation(b)                                                                               722,400
        9,360  Dentsply International, Inc.                                                                       422,791
        7,200  Fisher Scientific International, Inc.(b)                                                           297,864
        4,530  Genzyme Corporation(b)                                                                             223,510
        6,850  Gilead Sciences, Inc.(b)                                                                           398,259
        5,540  Guidant Corporation                                                                                333,508
        2,200  ICOS Corporation(b,c)                                                                               90,816
        9,190  Invitrogen Corporation(b,c)                                                                        643,300
        5,150  Medicis Pharmaceutical Corporation                                                                 367,195
       10,100  Millennium Pharmaceuticals, Inc.(b)                                                                188,567
       14,910  Millipore Corporation(b,c)                                                                         641,876
        2,020  Neurocrine Biosciences, Inc.(b,c)                                                                  110,171
       16,600  Tenet Healthcare Corporation(b,c)                                                                  266,430
        8,000  Thoratec Corporation(b,c)                                                                          104,080
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                6,334,408
=========================================================================================================================

Industrials (12.5%)
-------------------------------------------------------------------------------------------------------------------------
        2,850  American Standard Companies, Inc.(b)                                                               286,995
       12,400  Career Education Corporation                                                                       496,868
        8,300  Corinthian Colleges, Inc.(b)                                                                       461,148
        6,850  Corporate Executive Board Company(b)                                                               319,690
        2,800  Embraer Aircraft Corporation ADR(c)                                                                 98,084
        7,270  Expeditors International of Washington, Inc.(c)                                                    273,788
        9,635  JetBlue Airways Corporation(c)                                                                     255,520
        7,600  Manpower, Inc.                                                                                     357,808
       17,730  Monster Worldwide, Inc.(b)                                                                         389,351
        5,800  Robert Half International, Inc.(b,c)                                                               135,372
       11,170  Rockwell Automation, Inc.                                                                          397,652
        9,990  Swift Transportation Company, Inc.(b,c)                                                            209,990
        3,200  W.W. Grainger, Inc.                                                                                151,648
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,833,914
=========================================================================================================================

Information Technology (26.6%)
-------------------------------------------------------------------------------------------------------------------------
        4,580  ADTRAN, Inc.(c)                                                                                    141,980
      121,600  Agere Systems, Inc.(b)                                                                             352,640
        4,100  Akamai Technologies, Inc.(b)                                                                        44,075
        3,100  Alliance Data Systems Corporation(b)                                                                85,808
       17,910  Amdocs, Ltd.(b)                                                                                    402,617
        2,900  Amphenol Corporation(b,c)                                                                          185,397
        7,250  Analog Devices, Inc.                                                                               330,962
        8,000  Andrew Corporation(b)                                                                               92,080
        3,200  Ascential Software Corporation(b,c)                                                                 82,976
       21,020  BEA Systems, Inc.(b)                                                                               258,546
       22,500  CIENA Corporation(b,c)                                                                             149,400
       32,300  Corning, Inc.(b)                                                                                   336,889
        6,670  Cymer, Inc.(b)                                                                                     308,087
        9,420  DST Systems, Inc.(b,c)                                                                             393,379
        1,080  F5 Networks, Inc.(b,c)                                                                              27,108
       19,770  Flextronics International, Ltd.(b)                                                                 293,387
       14,970  Juniper Networks, Inc.(b)                                                                          279,640
        8,300  Marvell Technology Group, Ltd.(b,c)                                                                314,819
        7,310  NetScreen Technologies, Inc.(b,c)                                                                  180,922
       19,360  Network Associates, Inc.(b)                                                                        291,174
        6,980  Novellus Systems, Inc.(b)                                                                          293,509
       12,300  NVIDIA Corporation(b,c)                                                                            285,975
        5,400  Paychex, Inc.                                                                                      200,880
       18,840  PMC-Sierra, Inc.(b,c)                                                                              379,626
        5,360  SunGard Data Systems, Inc.(b)                                                                      148,526
       11,340  Symantec Corporation(c)                                                                            392,931
       15,780  Thermo Electron Corporation(b)                                                                     397,656
       10,800  VERITAS Software Corporation(b)                                                                    401,328
       14,170  Vishay Intertechnology, Inc.(b,c)                                                                  324,493
        5,160  Waters Corporation(b)                                                                              171,106
       15,000  Xilinx, Inc.(b)                                                                                    581,100
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     8,129,016
=========================================================================================================================

Materials (0.2%)
-------------------------------------------------------------------------------------------------------------------------
        4,200  Lyondell Chemical Company                                                                           71,190
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                     71,190
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $25,214,273)                                                           29,720,381
=========================================================================================================================

    Principal
       Amount  Short-Term Investments (2.9%)                      Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
     $877,000  State Street Bank Repurchase Agreement(e)                  0.750%            1/2/2004             $877,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   877,000
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned              Interest Rate(d)    Maturity Date                 Value
-------------------------------------------------------------------------------------------------------------------------
    6,953,460  State Street Navigator Securities Lending Prime
               Portfolio                                                  1.060%                N/A            $6,953,460
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                      6,953,460
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $33,044,733)                                                           $37,550,841
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(e) Repurchase agreement dated December 31, 2003,
    $877,037 maturing January 2, 2004, collateralized by
    $896,579 of Federal Home Loan Bank Medium Term Notes,
    2.125% due December 12, 2005.

The accompanying notes to the financial statements
are an integral part of this schedule.

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2003(a)

       Shares  Common Stock (96.1%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.5%)
-------------------------------------------------------------------------------------------------------------------------
       80,400  Nextel Communications, Inc.(b,c)                                                                $2,256,024
      163,500  Nextel Partners, Inc.(b,c)                                                                       2,199,075
      137,400  Time Warner Telecom, Inc.(c)                                                                     1,391,862
       37,800  United States Cellular Corporation(b,c)                                                          1,341,900
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    7,188,861
=========================================================================================================================

Consumer Discretionary (20.2%)
-------------------------------------------------------------------------------------------------------------------------
       14,300  99 CENTS Only Stores(b,c)                                                                          389,389
      100,300  Abercrombie & Fitch Company(c)                                                                   2,478,413
       18,600  Advance Auto Parts, Inc.(c)                                                                      1,514,040
       65,600  Alliance Gaming Corporation(c)                                                                   1,617,040
       19,000  Amazon.com, Inc.(c)                                                                              1,000,160
       82,600  American Eagle Outfitters, Inc.(c)                                                               1,354,640
       19,300  Applebee's International, Inc.(b)                                                                  757,911
        8,600  AutoZone, Inc.(c)                                                                                  732,806
       72,800  Bed Bath & Beyond, Inc.(c)                                                                       3,155,880
       25,800  Best Buy Company, Inc.                                                                           1,347,792
       88,800  Boyd Gaming Corporation                                                                          1,433,232
       35,050  Brinker International, Inc.(c)                                                                   1,162,258
       18,000  CarMax, Inc.(b,c)                                                                                  556,740
       62,950  Cheesecake Factory, Inc.(b,c)                                                                    2,771,688
       61,300  Chico's FAS, Inc.(c)                                                                             2,265,035
      100,100  Coach, Inc.                                                                                      3,778,775
       12,700  Cost Plus, Inc.(c)                                                                                 520,700
       36,500  Cox Radio, Inc.(b,c)                                                                               920,895
       19,200  D.R. Horton, Inc.                                                                                  830,592
       60,000  Dollar Tree Stores, Inc.(c)                                                                      1,803,600
       10,900  E.W. Scripps Company                                                                             1,026,126
       16,900  eBay, Inc.                                                                                       1,091,571
       31,900  EchoStar Communications Corporation(c)                                                           1,084,600
       23,100  Entercom Communications Corporation(c)                                                           1,223,376
       28,600  Family Dollar Stores, Inc.                                                                       1,026,168
       11,500  Garmin, Ltd.(b)                                                                                    626,520
       83,500  Gentex Corporation                                                                               3,687,360
       24,800  Getty Images, Inc.(c)                                                                            1,243,224
       25,800  GTECH Holdings Corporation                                                                       1,276,842
       78,800  Gymboree Corporation(c)                                                                          1,357,724
       40,720  Harley-Davidson, Inc.                                                                            1,935,422
       41,600  Harman International Industries, Inc.                                                            3,077,568
       13,500  Harrah's Entertainment, Inc.                                                                       671,895
       48,226  InterActiveCorp(b,c)                                                                             1,636,308
       82,400  International Game Technology(b)                                                                 2,941,680
       36,600  Lamar Advertising Company(c)                                                                     1,365,912
       19,500  Leapfrog Enterprises, Inc.(b,c)                                                                    517,335
       10,500  Lennar Corporation                                                                               1,008,000
       24,400  Linens 'n Things, Inc.(c)                                                                          733,952
       38,700  Mandalay Resort Group(b)                                                                         1,730,664
       36,400  Mattel, Inc.                                                                                       701,428
       48,700  May Department Stores Company                                                                    1,415,709
       21,800  Michaels Stores, Inc.(b)                                                                           963,560
       18,000  Outback Steakhouse, Inc.                                                                           795,780
       38,400  Overstock.com, Inc.(b,c)                                                                           762,624
       10,800  P.F. Chang's China Bistro, Inc.(b,c)                                                               549,504
       43,550  Pacific Sunwear of California, Inc.(b)                                                             919,776
       44,500  PETsMART, Inc.                                                                                   1,059,100
       12,500  Pixar, Inc.(c)                                                                                     866,125
      104,700  Radio One, Inc.(b,c)                                                                             2,020,710
       24,750  Rent-A-Center, Inc.                                                                                739,530
       38,200  Ross Stores, Inc.                                                                                1,009,626
       31,100  Royal Caribbean Cruises, Ltd.(b)                                                                 1,081,969
       59,200  Sonic Corporation(b,c)                                                                           1,812,704
      113,300  Staples, Inc.(c)                                                                                 3,093,090
       56,700  Starbucks Corporation(c)                                                                         1,874,502
       19,200  Starwood Hotels & Resorts Worldwide, Inc.                                                          690,624
       30,300  Superior Industries International, Inc.(b)                                                       1,318,656
       29,500  Tiffany & Company                                                                                1,333,400
      157,200  TiVo, Inc.(b,c)                                                                                  1,163,280
       33,200  TJX Companies, Inc.                                                                                732,060
       18,700  Tractor Supply Company                                                                             727,243
      107,220  Univision Communications, Inc.(c)                                                                4,255,562
       22,500  Weight Watchers International, Inc.(b,c)                                                           863,325
       15,400  Wendy's International, Inc.                                                                        604,296
       53,700  Westwood One, Inc.(c)                                                                            1,837,077
       88,500  Williams-Sonoma, Inc.(b,c)                                                                       3,077,145
       35,700  XM Satellite Radio Holdings, Inc.(b,c)                                                             941,052
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    96,863,290
=========================================================================================================================

Consumer Staples (0.8%)
-------------------------------------------------------------------------------------------------------------------------
       33,200  Dean Foods Company                                                                               1,091,284
       17,200  Estee Lauder Companies(b)                                                                          675,272
       29,200  Performance Food Group Company(c)                                                                1,056,164
       15,550  Whole Foods Market, Inc.(b,c)                                                                    1,043,872
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,866,592
=========================================================================================================================

Energy (4.8%)
-------------------------------------------------------------------------------------------------------------------------
       31,103  Apache Corporation                                                                               2,522,453
       46,220  BJ Services Company(c)                                                                           1,659,298
       37,000  Chesapeake Energy Corporation(b)                                                                   502,460
       11,300  Cooper Cameron Corporation(c)                                                                      526,580
       18,500  ENSCO International, Inc.                                                                          502,645
       47,100  EOG Resources, Inc.                                                                              2,174,607
       17,300  FMC Technologies, Inc.(c)                                                                          403,090
      102,400  Lone Star Technologies, Inc.(b,c)                                                                1,636,352
       10,200  Murphy Oil Corporation                                                                             666,162
       35,400  Nabors Industries, Ltd.(c)                                                                       1,469,100
       13,500  National-Oilwell, Inc.(c)                                                                          301,860
       41,300  Newfield Exploration Company(c)                                                                  1,839,502
       34,600  Noble Corporation(c)                                                                             1,237,988
       36,700  Patterson-UTI Energy, Inc.(c)                                                                    1,208,164
       23,900  Pioneer Natural Resources Company(c)                                                               763,127
        7,800  Pogo Producing Company                                                                             376,740
       24,600  Pride International, Inc.(c)                                                                       458,544
       20,300  Rowan Companies, Inc.(c)                                                                           470,351
       43,680  Smith International, Inc.(c)                                                                     1,813,594
       18,500  Varco International, Inc.(c)                                                                       381,655
       17,740  Weatherford International, Ltd.(c)                                                                 638,640
       61,833  XTO Energy, Inc.                                                                                 1,749,874
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    23,302,786
=========================================================================================================================

Financials (7.9%)
-------------------------------------------------------------------------------------------------------------------------
       40,400  A.G. Edwards, Inc.                                                                               1,463,692
       28,800  Affiliated Managers Group, Inc.(b,c)                                                             2,004,192
       17,900  Ambac Financial Group, Inc.                                                                      1,242,081
       60,300  Arthur J. Gallagher & Company(b)                                                                 1,959,147
       38,700  Bank of Hawaii Corporation                                                                       1,633,140
       22,665  Charter One Financial, Inc.                                                                        783,076
       23,467  Countrywide Financial Corporation                                                                1,779,947
       59,550  Doral Financial Corporation                                                                      1,922,274
       68,000  E*TRADE Group, Inc.(b,c)                                                                           860,200
       29,800  East West Bancorp, Inc.(b)                                                                       1,599,664
       50,300  Eaton Vance Corporation                                                                          1,842,992
        8,400  Everest Re Group, Ltd.                                                                             710,640
       36,100  First Tennessee National Corporation(b)                                                          1,592,010
       21,500  HCC Insurance Holdings, Inc.(b)                                                                    683,700
       81,700  Investors Financial Services Corporation(b)                                                      3,138,097
       24,400  Legg Mason, Inc.                                                                                 1,883,192
       25,300  Moody's Corporation                                                                              1,531,915
       40,000  New York Community Bancorp, Inc.                                                                 1,522,000
       14,300  PartnerRe, Ltd.                                                                                    830,115
       58,000  Providian Financial Corporation(c)                                                                 675,120
       20,000  Radian Group, Inc.                                                                                 975,000
       15,400  RenaissanceRe Holdings, Ltd.(b)                                                                    755,370
       32,300  SWS Group, Inc.                                                                                    574,940
       16,200  T. Rowe Price Group, Inc.(b)                                                                       768,042
       42,200  TCF Financial Corporation                                                                        2,166,970
       38,200  Union Planters Corporation                                                                       1,202,918
       18,750  W.R. Berkley Corporation                                                                           655,312
       30,000  Willis Group Holdings, Ltd.                                                                      1,022,100
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                37,777,846
=========================================================================================================================

Health Care (19.0%)
-------------------------------------------------------------------------------------------------------------------------
       41,700  AdvancePCS, Inc.(c)                                                                              2,195,922
       13,400  Aetna, Inc.                                                                                        905,572
       21,000  Allergan, Inc.                                                                                   1,613,010
       27,400  AmerisourceBergen Corporation                                                                    1,538,510
       28,002  Anthem, Inc.(c)                                                                                  2,100,150
       53,100  Applera Corporation (Celera Genomics Group)(c)                                                     738,621
       10,400  Applied Biosystems Group                                                                           215,384
       26,350  Barr Pharmaceuticals, Inc.(b)                                                                    2,027,632
       63,220  Biogen Idec, Inc.(c)                                                                             2,325,232
       84,567  Biomet, Inc.                                                                                     3,079,084
       48,300  Biovail Corporation(b,c)                                                                         1,037,967
       26,200  Boston Scientific Corporation                                                                      963,112
       10,100  C.R. Bard, Inc.(b)                                                                                 820,625
      113,600  Caremark Rx, Inc.(c)                                                                             2,877,488
       34,900  Celgene Corporation(c)                                                                           1,571,198
       12,200  Cephalon, Inc.(b,c)                                                                                590,602
       19,100  Charles River Laboratories International, Inc.(b,c)                                                655,703
       30,600  Chiron Corporation(c)                                                                            1,743,894
       32,600  Community Health Systems, Inc.(c)                                                                  866,508
       27,700  Coventry Health Care, Inc.(b,c)                                                                  1,786,373
       42,200  Cytyc Corporation(c)                                                                               580,672
       51,800  Dentsply International, Inc.                                                                     2,339,806
      246,800  Elan Corporation plc ADR(b,c)                                                                    1,700,452
       25,300  Express Scripts, Inc.(c)                                                                         1,680,679
       29,500  First Health Group Corporation(c)                                                                  574,070
       26,400  Fisher Scientific International, Inc.(c)                                                         1,092,168
       22,860  Forest Laboratories, Inc.                                                                        1,412,748
       22,900  Gen-Probe, Inc.                                                                                    835,163
       27,300  Genzyme Corporation(c)                                                                           1,346,982
       65,800  Gilead Sciences, Inc.(c)                                                                         3,825,612
       59,075  Health Management Associates, Inc.                                                               1,417,800
       13,000  Henry Schein, Inc.(b,c)                                                                            878,540
      100,700  Human Genome Sciences, Inc.(b,c)                                                                 1,334,275
       14,600  Invitrogen Corporation(c)                                                                        1,022,000
       20,800  IVAX Corporation(c)                                                                                496,704
       63,700  Laboratory Corporation of America Holdings(c)                                                    2,353,715
       40,200  Lincare Holdings, Inc.(b,c)                                                                      1,207,206
       54,600  Manor Care, Inc.                                                                                 1,887,522
       30,000  Medicis Pharmaceutical Corporation                                                               2,139,000
       64,800  MedImmune, Inc.(c)                                                                               1,645,920
       16,500  Mid Atlantic Medical Services, Inc.(c)                                                           1,069,200
       41,000  Millennium Pharmaceuticals, Inc.(c)                                                                765,470
       51,900  Mylan Laboratories, Inc.                                                                         1,310,994
      116,100  Nektar Therapeutics(b,c)                                                                         1,580,121
       11,900  Neurocrine Biosciences, Inc.(c)                                                                    649,026
       78,900  Omnicare, Inc.(b)                                                                                3,186,771
       12,400  Patterson Dental Company(b,c)                                                                      795,584
       15,000  Pharmaceutical Resources, Inc.(c)                                                                  977,250
       81,200  Protein Design Labs, Inc.(c)                                                                     1,453,480
       11,100  Quest Diagnostics, Inc.(c)                                                                         811,521
       13,200  ResMed, Inc.(c)                                                                                    548,328
       69,400  Shire Pharmaceuticals Group plc(b,c)                                                             2,016,070
       49,600  St. Jude Medical, Inc.(c)                                                                        3,042,960
       11,800  Stryker Corporation                                                                              1,003,118
       22,000  TECHNE Corporation(c)                                                                              831,160
       35,200  Teva Pharmaceutical Industries, Ltd.                                                             1,996,192
       36,000  Varian Medical Systems, Inc.(c)                                                                  2,487,600
       70,900  VISX, Inc.(c)                                                                                    1,641,335
       26,500  Watson Pharmaceuticals, Inc.(c)                                                                  1,219,000
       20,400  WellPoint Health Networks, Inc.(c)                                                               1,978,596
       33,500  Zimmer Holdings, Inc.(c)                                                                         2,358,400
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               91,145,797
=========================================================================================================================

Industrials (9.5%)
-------------------------------------------------------------------------------------------------------------------------
       42,750  Alliant Techsystems, Inc.(c)                                                                     2,469,240
       31,000  American Power Conversion Corporation                                                              757,950
       22,600  American Standard Companies, Inc.(c)                                                             2,275,820
        8,900  Apollo Group, Inc. (University of Phoenix Online)(c)                                               613,477
       35,250  Apollo Group, Inc.(c)                                                                            2,397,000
       24,500  Aramark Corporation(b)                                                                             671,790
       62,900  C.H. Robinson Worldwide, Inc.                                                                    2,384,539
       49,900  Career Education Corporation                                                                     1,999,493
       29,700  ChoicePoint, Inc.(b,c)                                                                           1,131,273
       15,300  Cintas Corporation                                                                                 766,989
       18,800  Corinthian Colleges, Inc.(c)                                                                     1,044,528
       39,300  Corporate Executive Board Company(b,c)                                                           1,834,131
       20,700  Danaher Corporation                                                                              1,899,225
       30,000  DeVry, Inc.(b,c)                                                                                   753,900
       28,200  Education Management Corporation                                                                   875,328
       78,300  EGL, Inc.(c)                                                                                     1,374,948
       53,860  Expeditors International of Washington, Inc.(b)                                                  2,028,368
       60,500  Fastenal Company                                                                                 3,021,370
       38,700  Fluor Corporation(b)                                                                             1,534,068
       10,900  ITT Educational Services, Inc.(b,c)                                                                511,973
        8,200  ITT Industries, Inc.(b)                                                                            608,522
       22,700  J.B. Hunt Transport Services, Inc.                                                                 613,127
       24,400  Jacobs Engineering Group, Inc.(c)                                                                1,171,444
       50,300  L-3 Communications Holdings, Inc.(b,c)                                                           2,583,408
       57,700  Manpower, Inc.                                                                                   2,716,516
       12,800  Navistar International Corporation(c)                                                              612,992
        6,600  PACCAR, Inc.                                                                                       561,792
       55,900  Pall Corporation                                                                                 1,499,797
       52,900  Robert Half International, Inc.(b,c)                                                             1,234,686
       17,300  Rockwell Automation, Inc.                                                                          615,880
       18,600  SPX Corporation(c)                                                                               1,093,866
       23,300  Stericycle, Inc.(c)                                                                              1,088,110
       27,100  Swift Transportation Company, Inc.(b,c)                                                            569,642
       10,300  W.W. Grainger, Inc.                                                                                488,117
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               45,803,309
=========================================================================================================================

Information Technology (29.3%)
-------------------------------------------------------------------------------------------------------------------------
      202,100  3Com Corporation(b,c)                                                                            1,651,157
       66,600  Adobe Systems, Inc.                                                                              2,617,380
       22,400  ADTRAN, Inc.(b)                                                                                    694,400
       25,400  Advanced Fibre Communications, Inc.(c)                                                             511,810
       42,400  Affiliated Computer Services, Inc.(b,c)                                                          2,309,104
       69,600  Altera Corporation(c)                                                                            1,579,920
      134,900  Amdocs, Ltd.(c)                                                                                  3,032,552
       36,100  Amkor Technology, Inc.(c)                                                                          657,381
       14,700  Amphenol Corporation(c)                                                                            939,771
       21,700  Analog Devices, Inc.                                                                               990,605
      197,400  Ariba, Inc.(c)                                                                                     592,200
      224,100  Arris Group, Inc.(b,c)                                                                           1,622,484
       50,400  ASML Holding NV ADR(c)                                                                           1,010,520
      112,800  BEA Systems, Inc.(c)                                                                             1,387,440
       51,200  BISYS Group, Inc.(b,c)                                                                             761,856
      106,900  BMC Software, Inc.(c)                                                                            1,993,685
       46,000  Broadcom Corporation(c)                                                                          1,568,140
       55,700  Business Objects SA ADR(c)                                                                       1,931,119
       33,600  CACI International, Inc.(c)                                                                      1,633,632
      107,300  Cadence Design Systems, Inc.(c)                                                                  1,929,254
       28,500  CDW Corporation                                                                                  1,646,160
       34,600  Ceridian Corporation(b,c)                                                                          724,524
       90,100  Check Point Software Technologies, Ltd.(c)                                                       1,515,482
       75,900  CheckFree Corporation(b,c)                                                                       2,098,635
      211,900  CIENA Corporation(c)                                                                             1,407,016
       33,000  Citrix Systems, Inc.(b,c)                                                                          699,930
       50,225  Cognizant Technology Solutions Corporation                                                       2,292,269
       23,900  Cognos, Inc.(b,c)                                                                                  731,818
       28,600  Comverse Technology, Inc.(b,c)                                                                     503,074
       91,500  Corning, Inc.(b,c)                                                                                 954,345
       19,200  Cymer, Inc.(c)                                                                                     886,848
       39,100  Cypress Semiconductor Corporation(c)                                                               835,176
       97,200  Dot Hill Systems Corporation(c)                                                                  1,472,580
       66,200  DST Systems, Inc.(b,c)                                                                           2,764,512
       53,300  DuPont Photomasks, Inc.(b,c)                                                                     1,286,662
       59,400  Electronic Arts, Inc.                                                                            2,838,132
       50,025  EMC Corporation(b,c)                                                                               646,323
       32,000  Emulex Corporation(b,c)                                                                            853,760
       76,700  Exar Corporation(c)                                                                              1,310,036
       11,300  Fair Isaac Corporation                                                                             555,508
       53,165  Fiserv, Inc.(c)                                                                                  2,100,549
       62,300  Flextronics International, Ltd.(c)                                                                 924,532
       32,000  Foundry Networks, Inc.(c)                                                                          875,520
       55,800  Hewitt Associates, Inc.(c)                                                                       1,668,420
      135,700  Informatica Corporation(c)                                                                       1,397,710
       46,800  Integrated Circuit Systems, Inc.(b,c)                                                            1,333,332
       19,700  International Rectifier Corporation(c)                                                             973,377
       86,100  Internet Security Systems, Inc.(c)                                                               1,621,263
       62,900  Intersil Corporation                                                                             1,563,065
       30,200  Intuit, Inc.(c)                                                                                  1,597,882
       19,800  Iron Mountain, Inc.(c)                                                                             782,892
       62,000  Jabil Circuit, Inc.(c)                                                                           1,754,600
       75,100  Juniper Networks, Inc.(b,c)                                                                      1,402,868
       38,340  KLA-Tencor Corporation(c)                                                                        2,249,408
       94,900  Lam Research Corporation(c)                                                                      3,065,270
       11,000  Lexmark International, Inc.(c)                                                                     865,040
       26,300  Linear Technology Corporation                                                                    1,106,441
      450,700  Lucent Technologies, Inc.(c)                                                                     1,279,988
       43,400  Marvell Technology Group, Ltd.(b,c)                                                              1,646,162
       47,340  Maxim Integrated Products, Inc.                                                                  2,357,532
       52,500  Mercury Interactive Corporation(c)                                                               2,553,600
       96,700  Micrel, Inc.(c)                                                                                  1,506,586
       98,490  Microchip Technology, Inc.                                                                       3,285,626
      117,500  Micron Technology, Inc.(c)                                                                       1,582,725
       41,000  National Instruments Corporation(b)                                                              1,864,270
       33,900  National Semiconductor Corporation(c)                                                            1,335,999
       40,100  NetScreen Technologies, Inc.(c)                                                                    992,475
       82,500  Network Appliance, Inc.(b,c)                                                                     1,693,725
       39,400  Network Associates, Inc.(c)                                                                        592,576
       59,370  Novellus Systems, Inc.(c)                                                                        2,496,508
       57,500  Paychex, Inc.                                                                                    2,139,000
       28,700  PeopleSoft, Inc.(c)                                                                                654,360
       35,600  PMC-Sierra, Inc.(c)                                                                                717,340
       23,500  Polycom, Inc.(c)                                                                                   458,720
       39,400  QLogic Corporation(c)                                                                            2,033,040
       94,000  RealNetworks, Inc.(b,c)                                                                            536,740
       13,500  SanDisk Corporation(c)                                                                             825,390
      175,200  Siebel Systems, Inc.(c)                                                                          2,430,024
       24,300  Storage Technology Corporation(c)                                                                  625,725
       67,860  SunGard Data Systems, Inc.(c)                                                                    1,880,401
       78,400  Symantec Corporation                                                                             2,716,560
      128,200  Symbol Technologies, Inc.                                                                        2,165,298
       34,900  Synopsys, Inc.                                                                                   1,178,224
       62,600  Tektronix, Inc.                                                                                  1,978,160
      186,300  Tellabs, Inc.(c)                                                                                 1,570,509
       46,100  Teradyne, Inc.(c)                                                                                1,173,245
       84,100  UTStarcom, Inc.(b,c)                                                                             3,117,587
      140,600  VeriSign, Inc.(c)                                                                                2,291,780
       62,000  VERITAS Software Corporation(c)                                                                  2,303,920
      269,200  Vignette Corporation(c)                                                                            611,084
       40,400  Vishay Intertechnology, Inc.(b,c)                                                                  925,160
       19,740  Waters Corporation(b,c)                                                                            654,578
       40,120  Xilinx, Inc.(c)                                                                                  1,554,249
       36,800  Yahoo!, Inc.(c)                                                                                  1,662,256
       11,350  Zebra Technologies Corporation                                                                     753,300
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   140,863,791
=========================================================================================================================

Materials (2.3%)
-------------------------------------------------------------------------------------------------------------------------
       60,000  Arch Coal, Inc.(b)                                                                               1,870,200
       35,500  Cytec Industries, Inc.(b,c)                                                                      1,362,845
       60,500  Ecolab, Inc.(b)                                                                                  1,655,885
      119,600  Hercules, Inc.(c)                                                                                1,459,120
       33,400  Packaging Corporation of America(b)                                                                730,124
       28,400  Pactiv Corporation(c)                                                                              678,760
       23,900  Phelps Dodge Corporation(c)                                                                      1,818,551
       42,400  Praxair, Inc.                                                                                    1,619,680
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 11,195,165
=========================================================================================================================

Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------------
      166,500  AES Corporation(c)                                                                               1,571,760
       34,000  Equitable Resources, Inc.                                                                        1,459,280
       14,600  Kinder Morgan, Inc.                                                                                862,860
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  3,893,900
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $381,266,669)                                                         461,901,337
=========================================================================================================================

    Principal                                                          Interest             Maturity
       Amount  Short-Term Investments (3.9%)                               Rate(d)              Date                Value
-------------------------------------------------------------------------------------------------------------------------
   $4,000,000  Amsterdam Funding Corporation                              1.090%           1/14/2004           $3,998,426
    1,250,000  Delaware Funding Corporation                               1.080             1/6/2004            1,249,812
   10,550,000  New Center Asset Trust                                     0.970             1/5/2004           10,548,863
    3,050,000  Rabobank USA Finance Corporation                           0.940             1/2/2004            3,049,920
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                18,847,021
=========================================================================================================================

    Shares or
    Principal
       Amount  Collateral Held for Securities Loaned              Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   61,292,183  State Street Navigator Securities Lending Prime
               Portfolio                                                  1.060%                 N/A          $61,292,183
         $532  U.S. Treasury Note                                         3.625            3/31/2004                  540
        3,369  U.S. Treasury Note                                         1.625            1/31/2005                3,406
          337  U.S. Treasury Note                                         9.375            2/15/2006                  401
           89  U.S. Treasury Note                                         6.500           10/15/2006                  100
        7,600  U.S. Treasury Note                                         3.375            1/15/2007                9,754
       68,537  U.S. Treasury Note                                         4.875            2/15/2012               73,898
          585  U.S. Treasury Note                                        13.250            5/15/2014                  881
          993  U.S. Treasury Note                                         9.000           11/15/2018                1,444
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                     61,382,607
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $461,496,297)                                                         $542,130,965
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the coupon rate,
    yield or, for securities purchased at a discount, the
    discount rate at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

World Growth Portfolio
Schedule of Investments as of December 31, 2003(a)

       Shares  Common Stock (97.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Australia (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      307,442  BHP Billiton, Ltd.(b)                                                                           $2,798,482
      145,000  Coles Myer, Ltd.(b)                                                                                825,665
      327,895  News Corporation, Ltd.(b)                                                                        2,479,224
-------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                  6,103,371
=========================================================================================================================

Belgium (0.8%)
-------------------------------------------------------------------------------------------------------------------------
       96,780  Dexia SA(b)                                                                                      1,673,801
       32,090  Fortis (Amsterdam Exchange)(b)                                                                     648,110
       19,899  Fortis(b)                                                                                          401,411
       12,008  UCB SA                                                                                             452,723
-------------------------------------------------------------------------------------------------------------------------
               Total Belgium                                                                                    3,176,045
=========================================================================================================================

Brazil (0.8%)
-------------------------------------------------------------------------------------------------------------------------
       15,500  Companhia Brasileira de Distribuicao Grupo Pao de
               Acucar ADR(c)                                                                                      389,825
       36,200  Companhia de Bebidas ADR                                                                           923,462
       74,490  Petroleo Brasileiro SA (Petrobras) ADR(c)                                                        1,985,903
-------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                     3,299,190
=========================================================================================================================

Canada (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       13,580  Alcan, Inc.                                                                                        636,494
       10,760  Royal Bank of Canada                                                                               514,562
-------------------------------------------------------------------------------------------------------------------------
               Total Canada                                                                                     1,151,056
=========================================================================================================================

Denmark (0.6%)
-------------------------------------------------------------------------------------------------------------------------
       59,483  Novo Nordisk A/S                                                                                 2,423,374
-------------------------------------------------------------------------------------------------------------------------
               Total Denmark                                                                                    2,423,374
=========================================================================================================================

Finland (1.3%)
-------------------------------------------------------------------------------------------------------------------------
      308,132  Nokia Oyj(b)                                                                                     5,264,634
-------------------------------------------------------------------------------------------------------------------------
               Total Finland                                                                                    5,264,634
=========================================================================================================================

France (15.5%)
-------------------------------------------------------------------------------------------------------------------------
       49,273  Aventis SA(b)                                                                                    3,266,574
      124,972  Axa(b)                                                                                           2,686,078
      121,208  Banque Nationale de Paris(b)                                                                     7,658,930
       51,504  Compagnie de Saint-Gobain(b)                                                                     2,528,003
      128,410  Credit Agricole SA(b)                                                                            3,067,226
      138,900  France Telecom SA(b)                                                                             3,968,321
        3,670  Groupe Danone                                                                                      599,014
       15,794  Hermes International(b)                                                                          3,063,524
       27,017  L'Oreal SA(b)                                                                                    2,219,122
        5,055  Lafarge SA(b)                                                                                      451,983
       41,747  LVMH Moet Hennessy Louis Vuitton SA(b,c)                                                         3,049,537
        7,265  Pinault-Printemps-Redoute SA(b)                                                                    704,229
        8,903  Renault SA(b)                                                                                      615,412
       76,935  Sanofi-Synthelabo SA(b)                                                                          5,817,239
       40,255  Schneider Electric SA(b)                                                                         2,638,952
       12,484  Societe Generale(b)                                                                              1,105,587
      134,915  Societe Television Francaise 1(b)                                                                4,723,931
       72,831  Sodexho Alliance SA(b)                                                                           2,206,197
       48,400  Thomson Multimedia SA(b)                                                                         1,036,235
       68,104  Total SA(b)                                                                                     12,635,843
       30,553  Vivendi Universal SA(b)                                                                            743,554
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    64,785,491
=========================================================================================================================

Germany (2.4%)
-------------------------------------------------------------------------------------------------------------------------
       10,861  Allianz AG(b)                                                                                    1,378,821
       19,672  Bayer AG(b)                                                                                        577,716
       32,726  Bayerische Hypo-Und Vereinsbank AG(b)                                                              761,759
       16,357  Celesia AG(c)                                                                                      793,298
       31,447  Deutsche Bank AG(b)                                                                              2,589,868
       14,895  E.ON AG(b)                                                                                         972,817
        8,181  Hypo Real Estate Holding AG(d)                                                                     204,215
       14,849  Rhoen-Klinikum AG                                                                                  833,477
        6,900  SAP AG(b)                                                                                        1,142,481
       10,090  Siemens AG(b)                                                                                      805,071
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                   10,059,523
=========================================================================================================================

Hong Kong (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      138,000  Cheung Kong Holdings, Ltd.(b)                                                                    1,099,018
    1,034,000  China Life Insurance Company(d)                                                                    845,729
      571,500  China Mobile (Hong Kong), Ltd.(b)                                                                1,758,808
      541,000  Hong Kong & China Gas Company, Ltd.(b)                                                             827,416
      196,000  Sun Hung Kai Properties, Ltd.(b)                                                                 1,625,460
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                  6,156,431
=========================================================================================================================

Israel (0.1%)
-------------------------------------------------------------------------------------------------------------------------
       19,515  Check Point Software Technologies, Ltd.(d)                                                         328,242
-------------------------------------------------------------------------------------------------------------------------
               Total Israel                                                                                       328,242
=========================================================================================================================

Italy (5.1%)
-------------------------------------------------------------------------------------------------------------------------
      211,310  Alleanza Assicurazioni SPA(b)                                                                    2,317,960
      228,087  Banca Intesa SPA(b)                                                                                894,281
       49,700  Banco Popolare di Verona e Novara Scrl(b)                                                          842,361
      274,955  Eni SPA(b)                                                                                       5,210,689
       74,626  Mediaset SPA(b)                                                                                    888,753
      106,625  Mediolanum SPA(b,c)                                                                                841,259
      470,560  Telecom Italia Mobile SPA                                                                        2,558,165
      585,754  Telecom Italia SPA                                                                               1,736,279
      745,666  Telecom Italia SPA(d)                                                                            1,518,984
      864,632  UniCredito Italiano SPA(b)                                                                       4,674,117
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                     21,482,848
=========================================================================================================================

Japan (18.5%)
-------------------------------------------------------------------------------------------------------------------------
       46,000  Canon, Inc.(b)                                                                                   2,187,494
       61,000  Credit Saison Company, Ltd.(b)                                                                   1,383,231
       72,000  Dai Nippon Printing Company, Ltd.(b)                                                             1,016,911
       48,500  Daito Trust Construction Company, Ltd.(b)                                                        1,444,980
      147,000  Daiwa House Industry Company, Ltd.(b)                                                            1,576,285
      311,000  Daiwa Securities Group, Inc.(b)                                                                  2,141,586
       57,600  Denso Corporation(b)                                                                             1,139,371
       14,200  Fanuc, Ltd.(b)                                                                                     856,304
          185  Fuji Television Network, Inc.(b)                                                                 1,010,825
       65,000  Fujisawa Pharmaceutical Company, Ltd.                                                            1,385,882
       10,300  Funai Electric Company, Ltd.(b)                                                                  1,417,957
       57,200  Honda Motor Company(b)                                                                           2,569,457
        9,500  Hoya Corporation(b)                                                                                873,510
        4,500  Keyence Corporation(b)                                                                             950,582
      117,000  Kirin Brewery Company, Ltd.(b,c)                                                                 1,000,436
       11,700  Kyocera Corporation(b)                                                                             782,259
      101,700  MARUI Company, Ltd.(b)                                                                           1,290,356
      129,000  Mitsubishi Corporation(b)                                                                        1,375,114
      189,000  Mitsubishi Estate Company, Ltd.(b)                                                               1,804,226
      203,000  Mitsubishi Heavy Industries, Ltd.(b)                                                               565,835
      370,000  Mitsui Fudosan Company, Ltd.(b)                                                                  3,358,939
      202,000  Mitsui Trust Holdings, Inc.(b,d)                                                                 1,141,069
       50,000  NEC Corporation(b)                                                                                 370,981
          254  Nippon Telegraph & Telephone Corporation(b)                                                      1,238,907
       86,900  Nissan Motor Company, Ltd.(b)                                                                      980,049
      283,000  Nomura Holdings, Inc.(b)                                                                         4,802,363
        1,459  NTT DoCoMo, Inc.(b)                                                                              3,336,305
      173,000  OJI Paper Company, Ltd.(b)                                                                       1,119,281
      149,000  Oki Electric Industry Company, Ltd.(b,d)                                                           586,726
        6,600  ORIX Corporation(b)                                                                                547,395
       18,600  Rohm Company, Ltd.(b)                                                                            2,190,398
      102,000  Secom Company, Ltd.(b)                                                                           3,828,018
      129,000  Sekisui House, Ltd.(b)                                                                           1,341,504
      101,000  Seven-Eleven Japan Company, Ltd.(b)                                                              3,087,467
       25,700  Shin-Etsu Chemical Company, Ltd.(b)                                                              1,055,109
       10,600  SMC Corporation(b)                                                                               1,320,599
       26,800  Sony Corporation(b)                                                                                928,799
       66,000  Sumitomo Corporation(b)                                                                            494,376
    1,035,000  Sumitomo Metal Industries, Ltd.(b)                                                               1,028,246
          474  Sumitomo Mitsui Financial Group, Inc.(b,c)                                                       2,562,547
       96,000  Suzuki Motor Corporation(b)                                                                      1,424,806
       15,100  Takeda Chemical Industries, Ltd.(b)                                                                600,615
      270,000  Teijin, Ltd.(b)                                                                                    795,704
       26,700  Toyoda Gosei Company, Ltd.(b)                                                                      774,412
       61,000  Toyota Motor Corporation(b)                                                                      2,086,422
          594  UFJ Holdings, Inc.(b,d)                                                                          2,898,298
       61,000  Uniden Corporation(b)                                                                            1,123,905
          992  Vodafone Holdings K.K.(b)                                                                        2,685,130
       70,100  Yamanouchi Pharmaceutical Company, Ltd.(b)                                                       2,186,239
       71,000  Yamato Transport Company, Ltd.(b)                                                                  840,029
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                     77,507,239
=========================================================================================================================

Malaysia (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      615,000  Narra Industries Bhd(d)                                                                            715,342
-------------------------------------------------------------------------------------------------------------------------
               Total Malaysia                                                                                     715,342
=========================================================================================================================

Mexico (1.4%)
-------------------------------------------------------------------------------------------------------------------------
       62,300  America Movil SA de CV ADR(c)                                                                    1,703,282
      293,000  Fomento Economico Mexicano SA de CV                                                              1,081,544
    1,693,700  Grupo Financiero BBVA Bancomer SA de CV(d)                                                       1,446,924
      575,138  Wal-Mart de Mexico SA de CV                                                                      1,639,332
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                     5,871,082
=========================================================================================================================

Netherlands (4.9%)
-------------------------------------------------------------------------------------------------------------------------
        5,080  Akzo Nobel NV(b)                                                                                   194,612
      121,970  ASML Holding NV(b,d)                                                                             2,441,646
      185,934  ING Groep NV(b)                                                                                  4,351,531
       62,200  Koninklijke (Royal) KPN NV                                                                         481,281
      253,800  Koninklijke (Royal) KPN NV(b,d)                                                                  1,963,813
      132,262  Koninklijke (Royal) Philips Electronics NV(b)                                                    3,869,297
       73,050  Koninklijke Numico NV                                                                            2,018,826
      103,250  Reed Elsevier NV(b)                                                                              1,280,376
       26,858  Royal Dutch Petroleum Company(b)                                                                 1,406,454
       44,864  VNU NV                                                                                           1,417,562
       68,110  Wolters Kluwer NV                                                                                1,065,293
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                               20,490,691
=========================================================================================================================

Norway (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       54,430  Orkla ASA(b)                                                                                     1,220,487
-------------------------------------------------------------------------------------------------------------------------
               Total Norway                                                                                     1,220,487
=========================================================================================================================

Russia (0.6%)
-------------------------------------------------------------------------------------------------------------------------
       10,930  LUKOIL ADR                                                                                       1,016,490
        3,300  Mobile Telesystems ADR(d)                                                                          273,240
        2,300  Oao Gazprom ADR(b)                                                                                  60,033
       31,450  YUKOS Oil Company ADR(c)                                                                         1,339,770
-------------------------------------------------------------------------------------------------------------------------
               Total Russia                                                                                     2,689,533
=========================================================================================================================

Singapore (0.9%)
-------------------------------------------------------------------------------------------------------------------------
      990,000  MobileOne (Asia), Ltd.                                                                             874,404
      385,112  United Overseas Bank, Ltd.(b)                                                                    2,998,218
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                  3,872,622
=========================================================================================================================

South Korea (1.7%)
-------------------------------------------------------------------------------------------------------------------------
       28,694  Posco ADR                                                                                          974,735
       10,890  Samsung Electronics Company, Ltd.(b)                                                             4,121,734
       11,310  SK Telecom Company, Ltd.(b)                                                                      1,896,718
-------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                                6,993,187
=========================================================================================================================

Spain (3.8%)
-------------------------------------------------------------------------------------------------------------------------
          537  Antena 3 Television(d)                                                                              23,666
      253,694  Banco Bilbao Vizcaya Argentaria SA(b,c)                                                          3,518,148
      271,574  Banco Santander Central Hispano SA(b,c)                                                          3,236,006
       84,936  Endesa SA(b,c)                                                                                   1,635,061
       71,580  Gas Natural SDG SA                                                                               1,674,835
       85,300  Industria de Diseno Textil SA                                                                    1,732,253
       41,200  Repsol YPF SA(b)                                                                                   803,982
      151,685  Telefonica SA(b)                                                                                 2,234,407
       27,733  Telefonica SA ADR                                                                                1,225,521
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                     16,083,879
=========================================================================================================================

Sweden (2.8%)
-------------------------------------------------------------------------------------------------------------------------
       59,415  Electrolux AB(b)                                                                                 1,308,437
      122,730  Hennes & Mauritz AB(b)                                                                           2,925,229
      168,536  Nordea AB(b)                                                                                     1,266,260
       13,120  Sandvik AB(b)                                                                                      452,524
      372,160  Securitas AB(b)                                                                                  5,024,499
      414,274  Telefonaktiebolaget LM Ericsson(b,d)                                                               731,234
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                    11,708,183
=========================================================================================================================

Switzerland (6.7%)
-------------------------------------------------------------------------------------------------------------------------
       97,770  Adecco SA(b)                                                                                     6,313,208
       87,720  Credit Suisse Group(b)                                                                           3,200,333
       35,824  Nestle SA(b)                                                                                     8,945,952
       23,600  Roche Holding AG(b)                                                                              2,385,646
       55,149  STMicroelectronics(b)                                                                            1,497,544
       85,428  UBS AG(b)                                                                                        5,846,575
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                               28,189,258
=========================================================================================================================

Taiwan (0.6%)
-------------------------------------------------------------------------------------------------------------------------
      482,850  Chinatrust Financial Holdings Company(b)                                                           485,429
       76,550  MediaTek Incorporation                                                                             719,277
      799,394  Taiwan Semiconductor Manufacturing Company, Ltd.(b,d)                                            1,490,059
-------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                     2,694,765
=========================================================================================================================

Thailand (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      825,000  Bangkok Bank Public Company, Ltd.(b,d)                                                           2,275,143
-------------------------------------------------------------------------------------------------------------------------
               Total Thailand                                                                                   2,275,143
=========================================================================================================================

United Kingdom (24.7%)
-------------------------------------------------------------------------------------------------------------------------
       83,933  Abbey National plc(b)                                                                              798,460
       92,385  AstraZeneca plc(b)                                                                               4,439,094
       41,168  Autonomy Corporation plc(b,d)                                                                      176,139
      163,211  BG Group plc(b)                                                                                    838,114
      277,342  BP Amoco plc(b)                                                                                  2,255,179
       66,174  British Sky Broadcasting Group plc(b,d)                                                            834,212
      147,810  Cadbury Schweppes plc(b)                                                                         1,086,665
       92,300  Capita Group plc(b)                                                                                403,271
       19,076  Carnival plc(b)                                                                                    769,785
      118,018  Celltech Group plc(b,d)                                                                            796,843
      385,600  Centrica plc                                                                                     1,456,527
      978,150  Compass Group plc(b)                                                                             6,670,192
      208,429  Diageo plc(b)                                                                                    2,741,256
      113,010  DS Smith plc                                                                                       328,753
      304,740  Electrocomponents plc(b)                                                                         1,775,795
      154,230  Friends Provident plc(b)                                                                           366,165
       18,000  GKN plc(b)                                                                                          86,117
      635,104  GlaxoSmithKline plc(b)                                                                          14,659,127
      116,328  Granada plc(b)                                                                                     255,397
      659,665  Hays plc(b)                                                                                      1,419,354
      135,000  Hilton Group plc(b)                                                                                543,190
       68,800  HSBC Holdings plc(b)                                                                             1,084,326
      122,774  Kesa Electricals plc                                                                               565,408
    1,041,238  Kingfisher plc(b)                                                                                5,211,596
       58,551  Reckitt Benckiser plc(b)                                                                         1,325,175
      472,093  Reed Elsevier plc(b)                                                                             3,946,363
      221,779  Rio Tinto plc(b)                                                                                 6,104,124
      345,550  Royal Bank of Scotland Group plc(b)                                                             10,202,447
      630,507  Shell Transport & Trading Company plc(b)                                                         4,697,650
       76,500  Standard Chartered plc(b)                                                                        1,266,550
      885,240  Tesco plc                                                                                        4,084,687
      386,568  Tomkins plc(b)                                                                                   1,851,111
      310,532  Unilever plc(b)                                                                                  2,899,299
       63,529  United Busines Media plc(b)                                                                        557,488
    5,115,235  Vodafone Group plc(b)                                                                           12,709,335
      290,000  Woolworths Group plc                                                                               229,726
      414,890  WPP Group plc(b)                                                                                 4,071,433
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                           103,506,353
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $389,363,246)                                                         408,047,969
=========================================================================================================================

    Principal
       Amount  Short-Term Investments (2.5%)                      Interest Rate(e)      Maturity Date               Value
-------------------------------------------------------------------------------------------------------------------------
   e7,000,000  Euro Time Deposit                                          1.750%             1/2/2004          $8,829,465
   $1,650,000  Paradigm Funding, LLC                                      0.980              1/2/2004           1,649,955
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (cost $10,420,786)                                                 10,479,420
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned              Interest Rate(e)      Maturity Date               Value
-------------------------------------------------------------------------------------------------------------------------
   15,627,225  State Street Navigator Securities Lending Prime
               Portfolio                                                  1.060%                  N/A         $15,627,225
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                     15,627,225
-------------------------------------------------------------------------------------------------------------------------
               Total Investments(cost $415,411,257)                                                          $434,154,614
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Security is fair valued as discussed in the notes to
    the financial statements.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Non-income producing security.

(e) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

All Cap Portfolio
Schedule of Investments as of December 31, 2003(a)

       Shares  Common Stock (97.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (3.4%)
-------------------------------------------------------------------------------------------------------------------------
       26,400  BellSouth Corporation                                                                             $747,120
       32,200  Nextel Communications, Inc.(b)                                                                     903,532
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,650,652
=========================================================================================================================

Consumer Discretionary (10.6%)
-------------------------------------------------------------------------------------------------------------------------
       16,100  American Axle & Manufacturing Holdings, Inc.(b)                                                    650,762
       10,400  Best Buy Company, Inc.                                                                             543,296
        4,600  E.W. Scripps Company(c)                                                                            433,044
       36,000  Fox Entertainment Group, Inc.(b)                                                                 1,049,400
       24,200  Gap, Inc.                                                                                          561,682
       12,500  Hollywood Entertainment Corporation(b,c)                                                           171,875
        6,900  Hovnanian Enterprises, Inc.(b)                                                                     600,714
       25,300  InterActiveCorp(b,c)                                                                               858,429
       11,600  Station Casinos, Inc.                                                                              355,308
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     5,224,510
=========================================================================================================================

Consumer Staples (10.1%)
-------------------------------------------------------------------------------------------------------------------------
       26,500  Bunge Limited Finance Corporation(c)                                                               872,380
       29,000  Estee Lauder Companies(c)                                                                        1,138,540
       16,600  Gillette Company                                                                                   609,718
        4,200  Hershey Foods Corporation                                                                          323,358
       14,900  SYSCO Corporation                                                                                  554,727
        9,200  Wal-Mart Stores, Inc.                                                                              488,060
        7,900  Whole Foods Market, Inc.(b,c)                                                                      530,327
        8,000  William Wrigley Jr. Company(c)                                                                     449,680
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           4,966,790
=========================================================================================================================

Energy (6.0%)
-------------------------------------------------------------------------------------------------------------------------
        3,100  Burlington Resources, Inc.                                                                         171,678
       13,800  Exxon Mobil Corporation                                                                            565,800
       27,200  Occidental Petroleum Corporation                                                                 1,148,928
       22,600  Pogo Producing Company                                                                           1,091,580
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,977,986
=========================================================================================================================

Financials (19.6%)
-------------------------------------------------------------------------------------------------------------------------
        1,500  American International Group, Inc.                                                                  99,420
       12,700  Bank of America Corporation                                                                      1,021,461
       10,500  Citigroup, Inc.                                                                                    509,670
       15,867  Countrywide Financial Corporation                                                                1,203,487
       63,100  E*TRADE Group, Inc.(b,c)                                                                           798,215
       31,275  Fidelity National Financial, Inc.                                                                1,212,844
       23,600  First American Corporation(c)                                                                      702,572
       11,800  Golden West Financial Corporation(c)                                                             1,217,642
        8,400  Lehman Brothers Holdings, Inc.                                                                     648,648
          400  Markel Corporation(b)                                                                              101,404
       11,900  PartnerRe, Ltd.                                                                                    690,795
        5,300  Torchmark Corporation                                                                              241,362
        7,300  W.R. Berkley Corporation                                                                           255,135
       16,200  Wells Fargo & Company                                                                              954,018
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 9,656,673
=========================================================================================================================

Health Care (13.7%)
-------------------------------------------------------------------------------------------------------------------------
        4,000  Allergan, Inc.                                                                                     307,240
       20,300  Apria Healthcare Group, Inc.(b,c)                                                                  577,941
       10,200  Coventry Health Care, Inc.(b)                                                                      657,798
       38,800  ENDO Pharmaceutical Holdings, Inc.(b,c)                                                            747,288
       18,300  Eon Labs, Inc.(b,c)                                                                                932,385
        5,700  Fisher Scientific International, Inc.(b)                                                           235,809
       14,700  Forest Laboratories, Inc.                                                                          908,460
       16,700  MedImmune, Inc.(b)                                                                                 424,180
        4,300  Medtronic, Inc.                                                                                    209,023
       20,000  Merck & Company, Inc.                                                                              924,000
        3,700  PacifiCare Health Systems, Inc.(b)                                                                 250,120
       16,700  Pfizer, Inc.                                                                                       590,011
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                6,764,255
=========================================================================================================================

Industrials (11.1%)
-------------------------------------------------------------------------------------------------------------------------
       12,900  3M Company                                                                                       1,096,887
        2,300  Caterpillar, Inc.                                                                                  190,946
        4,500  Corinthian Colleges, Inc.(b)                                                                       250,020
       16,600  CSX Corporation                                                                                    596,604
       18,000  Cummins, Inc.(c)                                                                                   880,920
       59,700  General Electric Company                                                                         1,849,507
       12,200  Masco Corporation                                                                                  334,402
        7,800  United Defense Industries, Inc.(b)                                                                 248,664
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                5,447,950
=========================================================================================================================

Information Technology (17.1%)
-------------------------------------------------------------------------------------------------------------------------
        8,600  Amdocs, Ltd.(b)                                                                                    193,328
       18,600  Analog Devices, Inc.                                                                               849,090
       19,500  Avocent Corporation(b,c)                                                                           712,140
        3,500  Cisco Systems, Inc.(b)                                                                              85,015
       20,500  Comverse Technology, Inc.(b,c)                                                                     360,595
       33,800  Earthlink, Inc.(b)                                                                                 338,000
       38,200  Foundry Networks, Inc.(b)                                                                        1,045,152
       31,200  Integrated Circuit Systems, Inc.(b)                                                                888,888
        8,700  Intel Corporation                                                                                  280,140
          500  International Business Machines Corporation                                                         46,340
        4,100  Marvell Technology Group, Ltd.(b,c)                                                                155,513
       97,200  Maxtor Corporation(b,c)                                                                          1,078,920
        5,000  MEMC Electronic Materials, Inc.(b,c)                                                                48,100
       25,500  Microsoft Corporation                                                                              702,270
       28,350  United Online, Inc.(c)                                                                             475,996
       96,300  Western Digital Corporation(b,c)                                                                 1,135,376
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     8,394,863
=========================================================================================================================

Materials (3.0%)
-------------------------------------------------------------------------------------------------------------------------
       19,900  Cytec Industries, Inc.(b)                                                                          763,961
       11,300  Georgia-Pacific Corporation                                                                        346,571
        8,000  Newmont Mining Corporation(c)                                                                      388,880
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,499,412
=========================================================================================================================

Utilities (2.7%)
-------------------------------------------------------------------------------------------------------------------------
       22,400  Constellation Energy Group, Inc.                                                                   877,184
        9,900  PPL Corporation                                                                                    433,125
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,310,309
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $43,240,397)                                                           47,893,400
=========================================================================================================================

    Principal
       Amount  Short-Term Investments (2.7%)                            Interest Rate(d)      Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
   $1,348,000  State Street Bank Repurchase Agreement(e)                        0.750%             1/2/2004    $1,348,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,348,000
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned                    Interest Rate(d)      Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
    9,433,051  State Street Navigator Securities Lending Prime
               Portfolio                                                        1.060%                  N/A    $9,433,051
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                      9,433,051
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $54,021,448)                                                           $58,674,451
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(e) Repurchase agreement dated December 31, 2003,
    $1,348,056 maturing January 2, 2004, collateralized
    by $1,377,426 of Federal Home Loan Bank Medium Term
    Notes, 2.125% due December 12, 2005.

The accompanying notes to the financial statements
are an integral part of this schedule.

Growth Portfolio
Schedule of Investments as of December 31, 2003(a)

       Shares  Common Stock (98.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.3%)
-------------------------------------------------------------------------------------------------------------------------
      495,300  Nextel Communications, Inc.(b,c)                                                               $13,898,118
      591,400  Sprint Corporation (PCS Group)(b,c)                                                              3,323,668
      186,200  Verizon Communications, Inc.                                                                     6,531,896
      286,950  Vodafone Group plc ADR                                                                           7,185,228
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   30,938,910
=========================================================================================================================

Consumer Discretionary (15.7%)
-------------------------------------------------------------------------------------------------------------------------
      240,350  Amazon.com, Inc.(c)                                                                             12,652,024
       56,400  AutoZone, Inc.(c)                                                                                4,805,844
      259,800  Bed Bath & Beyond, Inc.(b,c)                                                                    11,262,330
      291,200  Best Buy Company, Inc.                                                                          15,212,288
       26,800  Centex Corporation(b)                                                                            2,885,020
      423,700  Clear Channel Communications, Inc.                                                              19,841,871
      428,895  Comcast Corporation(c)                                                                          13,415,836
      121,385  Cox Communications, Inc.(c)                                                                      4,181,713
      410,000  eBay, Inc.                                                                                      26,481,900
      171,600  EchoStar Communications Corporation(c)                                                           5,834,400
       99,100  Fox Entertainment Group, Inc.(c)                                                                 2,888,765
       48,050  Gannett Company, Inc.                                                                            4,284,138
      296,650  Gap, Inc.                                                                                        6,885,246
      123,400  Harley-Davidson, Inc.(b)                                                                         5,865,202
      790,995  Home Depot, Inc.                                                                                28,072,413
      310,450  InterActiveCorp(b,c)                                                                            10,533,568
      327,900  International Game Technology                                                                   11,706,030
       41,300  Johnson Controls, Inc.(b)                                                                        4,795,756
      287,400  Kohl's Corporation(c)                                                                           12,915,756
       27,000  Lamar Advertising Company(b,c)                                                                   1,007,640
       58,500  Lennar Corporation(b)                                                                            5,616,000
      745,443  Liberty Media Corporation(c)                                                                     8,863,317
      324,100  Lowe's Companies, Inc.                                                                          17,951,899
       71,400  Marriott International, Inc.(b)                                                                  3,298,680
      158,900  McDonald's Corporation                                                                           3,945,487
      109,700  NIKE, Inc.                                                                                       7,510,062
      166,200  Omnicom Group, Inc.                                                                             14,514,246
      378,900  Staples, Inc.(c)                                                                                10,343,970
      265,400  Starbucks Corporation(b,c)                                                                       8,774,124
      349,600  Target Corporation                                                                              13,424,640
      101,000  Tiffany & Company                                                                                4,565,200
      830,305  Time Warner, Inc.(b,c)                                                                          14,937,187
      242,300  TJX Companies, Inc.(b)                                                                           5,342,715
       75,900  Toll Brothers, Inc.(b,c)                                                                         3,017,784
      131,800  Tribune Company                                                                                  6,800,880
      255,850  Univision Communications, Inc.(b,c)                                                             10,154,686
      726,545  Viacom, Inc.                                                                                    32,244,067
      368,100  Walt Disney Company                                                                              8,587,773
      105,800  Yum! Brands, Inc.(c)                                                                             3,639,520
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   389,059,977
=========================================================================================================================

Consumer Staples (7.7%)
-------------------------------------------------------------------------------------------------------------------------
      181,000  Altria Group, Inc.                                                                               9,850,020
      251,500  Anheuser-Busch Companies, Inc.(b)                                                               13,249,020
      398,150  Coca-Cola Company                                                                               20,206,112
      200,900  Colgate-Palmolive Company                                                                       10,055,045
      155,300  Costco Wholesale Corporation(b,c)                                                                5,774,054
      215,900  Gillette Company                                                                                 7,930,007
      526,950  PepsiCo, Inc.(b)                                                                                24,566,409
      313,000  Procter & Gamble Company                                                                        31,262,440
      170,000  SYSCO Corporation                                                                                6,329,100
      877,000  Wal-Mart Stores, Inc.                                                                           46,524,850
      405,800  Walgreen Company                                                                                14,763,004
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                         190,510,061
=========================================================================================================================

Energy (2.9%)
-------------------------------------------------------------------------------------------------------------------------
      101,597  Apache Corporation                                                                               8,239,517
      174,600  Baker Hughes, Inc.                                                                               5,615,136
      163,150  BJ Services Company(c)                                                                           5,857,085
       83,900  Burlington Resources, Inc.                                                                       4,646,382
      390,200  Chesapeake Energy Corporation(b)                                                                 5,298,916
       52,900  Devon Energy Corporation                                                                         3,029,054
      196,350  ENSCO International, Inc.                                                                        5,334,830
       93,500  Exxon Mobil Corporation                                                                          3,833,500
      224,400  Halliburton Company                                                                              5,834,400
      181,800  Nabors Industries, Ltd.(c)                                                                       7,544,700
      109,900  Schlumberger, Ltd.                                                                               6,013,728
      261,765  Smith International, Inc.(b,c)                                                                  10,868,483
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    72,115,731
=========================================================================================================================

Financials (11.5%)
-------------------------------------------------------------------------------------------------------------------------
      175,100  ACE, Ltd.                                                                                        7,252,642
       73,480  AFLAC, Inc.                                                                                      2,658,506
      295,650  American Express Company                                                                        14,259,200
      518,700  American International Group, Inc.                                                              34,379,436
      190,700  Bank of New York Company, Inc.(b)                                                                6,315,984
      149,000  Capital One Financial Corporation                                                                9,132,210
      331,750  Charles Schwab Corporation                                                                       3,927,920
      964,900  Citigroup, Inc.                                                                                 46,836,246
       82,600  Eaton Vance Corporation(b)                                                                       3,026,464
      293,915  Federal National Mortgage Corporation(b)                                                        22,061,260
      136,600  FleetBoston Financial Corporation                                                                5,962,590
      130,600  Friedman, Billings, Ramsey Group, Inc.(b)                                                        3,014,248
      217,900  Goldman Sachs Group, Inc.                                                                       21,513,267
      187,250  J.P. Morgan Chase & Company                                                                      6,877,692
      134,800  Lehman Brothers Holdings, Inc.                                                                  10,409,256
      144,950  Marsh & McLennan Companies, Inc.                                                                 6,941,656
      501,700  MBNA Corporation(b)                                                                             12,467,245
      102,600  Mellon Financial Corporation                                                                     3,294,486
      212,700  Merrill Lynch & Company, Inc.(b)                                                                12,474,855
      241,300  Morgan Stanley and Company                                                                      13,964,031
      382,700  SLM Corporation                                                                                 14,420,136
      155,000  State Street Corporation                                                                         8,072,400
      150,500  Wachovia Corporation                                                                             7,011,795
      115,050  Wells Fargo & Company                                                                            6,775,294
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               283,048,819
=========================================================================================================================

Health Care (18.6%)
-------------------------------------------------------------------------------------------------------------------------
      364,750  Abbott Laboratories                                                                             16,997,350
       61,100  AdvancePCS, Inc.(c)                                                                              3,217,526
       69,950  Aetna, Inc.                                                                                      4,727,221
       64,300  Allergan, Inc.                                                                                   4,938,883
      772,200  Amgen, Inc.(b,c)                                                                                47,721,960
       51,700  Anthem, Inc.(b,c)                                                                                3,877,500
       79,400  Biogen Idec, Inc.(c)                                                                             2,920,332
       80,000  Biomet, Inc.(b)                                                                                  2,912,800
      583,700  Boston Scientific Corporation                                                                   21,456,812
      176,630  Cardinal Health, Inc.                                                                           10,802,691
      100,600  Cephalon, Inc.(b,c)                                                                              4,870,046
      104,700  Chiron Corporation(c)                                                                            5,966,853
      223,100  Eli Lilly and Company                                                                           15,690,623
      204,710  Forest Laboratories, Inc.                                                                       12,651,078
      250,100  Genentech, Inc.(b,c)                                                                            23,401,857
       61,300  Genzyme Corporation(b,c)                                                                         3,024,542
      251,250  Gilead Sciences, Inc.(b,c)                                                                      14,607,675
      662,100  Johnson & Johnson                                                                               34,204,086
       89,700  MedImmune, Inc.(c)                                                                               2,278,380
      738,900  Medtronic, Inc.                                                                                 35,917,929
      195,150  Merck & Company, Inc.                                                                            9,015,930
       61,200  Omnicare, Inc.                                                                                   2,471,868
    2,375,255  Pfizer, Inc.                                                                                    83,917,759
      124,300  St. Jude Medical, Inc.(c)                                                                        7,625,805
       75,200  Stryker Corporation(b)                                                                           6,392,752
      259,500  Teva Pharmaceutical Industries, Ltd.(b)                                                         14,716,245
      437,700  UnitedHealth Group, Inc.(b)                                                                     25,465,386
      100,500  WellPoint Health Networks, Inc.(c)                                                               9,747,495
      442,200  Wyeth Corporation                                                                               18,771,390
      120,300  Zimmer Holdings, Inc.(c)                                                                         8,469,120
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              458,779,894
=========================================================================================================================

Industrials (7.9%)
-------------------------------------------------------------------------------------------------------------------------
      255,800  3M Company                                                                                      21,750,674
      256,700  Allied Waste Industries, Inc.(c)                                                                 3,562,996
      104,500  Apollo Group, Inc.(b,c)                                                                          7,106,000
       77,300  Boeing Company                                                                                   3,257,422
      108,750  Caterpillar, Inc.(b)                                                                             9,028,425
      364,800  Cendant Corporation(b,c)                                                                         8,124,096
      147,600  Continental Airlines, Inc.(b,c)                                                                  2,401,452
       82,800  Corinthian Colleges, Inc.(c)                                                                     4,600,368
       60,400  Deere & Company                                                                                  3,929,020
       88,800  Dover Corporation                                                                                3,529,800
       63,000  Emerson Electric Company                                                                         4,079,250
       81,900  FedEx Corporation                                                                                5,528,250
       56,100  General Dynamics Corporation                                                                     5,070,879
    2,033,700  General Electric Company                                                                        63,004,026
       35,050  Illinois Tool Works, Inc.(b)                                                                     2,941,046
       52,300  Ingersoll-Rand Company                                                                           3,550,124
      107,900  Lockheed Martin Corporation                                                                      5,546,060
      101,300  Monster Worldwide, Inc.(b,c)                                                                     2,224,548
      261,100  Northwest Airlines Corporation(b,c)                                                              3,295,082
      337,500  Tyco International, Ltd.                                                                         8,943,750
      165,600  United Parcel Service, Inc.                                                                     12,345,480
      132,950  United Technologies Corporation                                                                 12,599,672
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                              196,418,420
=========================================================================================================================

Information Technology (32.5%)
-------------------------------------------------------------------------------------------------------------------------
      170,900  Accenture, Ltd.(c)                                                                               4,498,088
    1,000,400  ADC Telecommunications, Inc.(c)                                                                  2,971,188
      134,100  Adobe Systems, Inc.                                                                              5,270,130
      100,000  Advanced Fibre Communications, Inc.(c)                                                           2,015,000
      191,300  Advanced Micro Devices, Inc.(c)                                                                  2,850,370
      334,100  Analog Devices, Inc.(b)                                                                         15,251,665
      138,200  Apple Computer, Inc.(c)                                                                          2,953,334
    1,155,950  Applied Materials, Inc.(c)                                                                      25,951,078
      151,500  ASML Holding NV ADR(c)                                                                           3,037,575
      138,150  BEA Systems, Inc.(c)                                                                             1,699,245
      363,800  BMC Software, Inc.(b,c)                                                                          6,784,870
      111,500  Broadcom Corporation(c)                                                                          3,801,035
      515,900  Brocade Communications Systems, Inc.(c)                                                          2,981,902
       30,500  Cabot Microelectronics Corporation(b,c)                                                          1,494,500
      290,000  Check Point Software Technologies, Ltd.(c)                                                       4,877,800
    3,375,200  Cisco Systems, Inc.(c)                                                                          81,983,608
       77,800  Cognos, Inc.(b,c)                                                                                2,382,236
      115,400  Computer Sciences Corporation(b,c)                                                               5,104,142
       63,200  Cypress Semiconductor Corporation(c)                                                             1,349,952
    1,426,350  Dell, Inc.(c)                                                                                   48,438,846
       99,400  DST Systems, Inc.(b,c)                                                                           4,150,944
      276,470  Electronic Arts, Inc.                                                                           13,209,737
       77,800  Electronics for Imaging, Inc.(c)                                                                 2,024,356
    1,296,100  EMC Corporation(c)                                                                              16,745,612
      180,400  Emulex Corporation(b,c)                                                                          4,813,072
      541,850  First Data Corporation(b)                                                                       22,264,616
      163,525  Fiserv, Inc.(c)                                                                                  6,460,873
      340,200  Flextronics International, Ltd.(c)                                                               5,048,568
      451,805  Hewlett-Packard Company                                                                         10,377,961
      154,300  Ingram Micro, Inc.(c)                                                                            2,453,370
    2,447,850  Intel Corporation                                                                               78,820,770
      265,600  International Business Machines Corporation                                                     24,615,808
      127,300  Internet Security Systems, Inc.(b,c)                                                             2,397,059
       99,500  Intuit, Inc.(b,c)                                                                                5,264,545
      153,600  Jabil Circuit, Inc.(c)                                                                           4,346,880
      496,600  JDS Uniphase Corporation(c)                                                                      1,812,590
       61,650  KLA-Tencor Corporation(c)                                                                        3,617,006
       80,800  Lexmark International, Inc.(c)                                                                   6,354,112
      305,600  Linear Technology Corporation                                                                   12,856,592
    1,543,500  Lucent Technologies, Inc.(b,c)                                                                   4,383,540
      278,150  Maxim Integrated Products, Inc.(b)                                                              13,851,870
      179,000  Microchip Technology, Inc.(b)                                                                    5,971,440
    3,270,400  Microsoft Corporation                                                                           90,066,816
      257,600  Motorola, Inc.(b)                                                                                3,624,432
      766,650  Nasdaq (100) Trust                                                                              27,921,393
      181,200  Network Appliance, Inc.(b,c)                                                                     3,720,036
      748,320  Nokia Corporation ADR                                                                           12,721,440
    1,326,300  Nortel Networks Corporation(c)                                                                   5,610,249
      174,450  Novellus Systems, Inc.(b,c)                                                                      7,335,622
    1,799,700  Oracle Corporation(c)                                                                           23,756,040
      217,700  Paychex, Inc.                                                                                    8,098,440
      263,000  PeopleSoft, Inc.(c)                                                                              5,996,400
      314,250  QUALCOMM, Inc.(b)                                                                               16,947,502
       63,600  Research in Motion, Ltd.(b,c)                                                                    4,250,388
      227,100  SAP AG(b)                                                                                        9,438,276
       25,000  Semtech Corporation(c)                                                                             568,250
      519,000  Siebel Systems, Inc.(b,c)                                                                        7,198,530
      148,100  Skyworks Solutions, Inc.(c)                                                                      1,288,470
      247,400  Symantec Corporation(b)                                                                          8,572,410
      450,892  Taiwan Semiconductor Manufacturing Company, Ltd.
               ADR(b,c)                                                                                         4,617,134
      741,400  Texas Instruments, Inc.(b)                                                                      21,782,332
      395,200  Tibco Software, Inc.(c)                                                                          2,675,504
      253,000  United Microelectronics Corporation ADR(b,c)                                                     1,252,350
       94,100  UTStarcom, Inc.(b,c)                                                                             3,488,287
      231,400  VeriSign, Inc.(c)                                                                                3,771,820
      534,900  VERITAS Software Corporation(b,c)                                                               19,876,884
      296,700  Xilinx, Inc.(c)                                                                                 11,494,158
      431,200  Yahoo!, Inc.(b,c)                                                                               19,477,304
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   803,088,352
=========================================================================================================================

Materials (0.5%)
-------------------------------------------------------------------------------------------------------------------------
       87,800  Alcoa, Inc.                                                                                      3,336,400
       18,200  International Steel Group, Inc.(b,c)                                                               708,890
      129,800  Peabody Energy Corporation(b)                                                                    5,413,958
       41,800  Weyerhaeuser Company(b)                                                                          2,675,200
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 12,134,448
=========================================================================================================================

Miscellaneous (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       67,000  S&P 400 Mid-Cap Depository Receipts                                                              7,073,860
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                              7,073,860
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $2,208,979,602)                                                     2,443,168,472
=========================================================================================================================

    Principal
       Amount  Short-Term Investments (1.1%)                            Interest Rate(d)      Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
   $5,350,000  Falcon Asset Securitization Corporation                          1.080%             1/9/2004    $5,348,716
    2,300,000  Paradigm Funding, LLC                                            0.980              1/2/2004     2,299,937
   20,000,000  UBS Finance Corporation                                          0.980              1/5/2004    19,997,822
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                27,646,475
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned                    Interest Rate(e)      Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
  139,440,458  State Street Navigator Securities Lending Prime
               Portfolio                                                        1.060%                  N/A  $139,440,458
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                    139,440,458
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $2,376,066,535)                                                     $2,610,255,405
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the discount rate at
    the date of purchase.

(e) The interest rate shown reflects the yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

Investors Growth Portfolio
Schedule of Investments as of December 31, 2003(a)

       Shares  Common Stock (96.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (2.0%)
-------------------------------------------------------------------------------------------------------------------------
       18,750  AT&T Wireless Services, Inc.(b)                                                                   $149,812
       10,000  Nextel Communications, Inc.(b)                                                                     280,600
        2,300  NTL, Inc.(b)                                                                                       160,425
       79,900  Vodafone Group plc(b,c)                                                                            198,520
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      789,357
=========================================================================================================================

Consumer Discretionary (20.6%)
-------------------------------------------------------------------------------------------------------------------------
        2,100  Bayerische Motoren Werke AG(b)                                                                      97,345
        3,800  Best Buy Company, Inc.                                                                             198,512
        2,200  CarMax, Inc.(b,d)                                                                                   68,046
       10,470  Carnival Corporation(d)                                                                            415,973
       10,640  Clear Channel Communications, Inc.(d)                                                              498,271
        5,500  Coach, Inc.                                                                                        207,625
       14,223  Comcast Corporation(b,d)                                                                           467,510
        7,600  eBay, Inc.                                                                                         490,884
       15,700  EchoStar Communications Corporation(b)                                                             533,800
        4,900  Harley-Davidson, Inc.                                                                              232,897
        2,300  Hilton Hotels Corporation                                                                           39,399
        7,100  Home Depot, Inc.                                                                                   251,979
       13,970  InterActiveCorp(b,d)                                                                               474,002
        3,900  International Game Technology(d)                                                                   139,230
       10,590  Kohl's Corporation(b)                                                                              475,915
       19,800  Liberty Media Corporation(b)                                                                       235,422
        2,370  Lowe's Companies, Inc.                                                                             131,274
        2,210  McDonald's Corporation                                                                              54,874
        6,600  News Corporation Limited ADR(b,d)                                                                  238,260
        6,840  NIKE, Inc.                                                                                         468,266
        2,200  Outback Steakhouse, Inc.                                                                            97,262
        6,800  Staples, Inc.(b)                                                                                   185,640
       17,720  Target Corporation                                                                                 680,448
       37,780  Time Warner, Inc.(b)                                                                               679,662
        8,990  TJX Companies, Inc.                                                                                198,230
        9,810  Viacom, Inc.                                                                                       435,368
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     7,996,094
=========================================================================================================================

Consumer Staples (6.2%)
-------------------------------------------------------------------------------------------------------------------------
        3,500  Altria Group, Inc.                                                                                 190,470
        1,800  Anheuser-Busch Companies, Inc.                                                                      94,824
        4,370  Avon Products, Inc.                                                                                294,931
        3,200  Clorox Company(d)                                                                                  155,392
        6,400  Colgate-Palmolive Company                                                                          320,320
        7,510  PepsiCo, Inc.                                                                                      350,116
        2,830  Procter & Gamble Company                                                                           282,660
          900  SYSCO Corporation(d)                                                                                33,507
        7,280  Wal-Mart Stores, Inc.                                                                              386,204
        7,700  Walgreen Company                                                                                   280,126
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,388,550
=========================================================================================================================

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------------
        3,300  BJ Services Company(b)                                                                             118,470
        3,200  Smith International, Inc.(b)                                                                       132,864
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       251,334
=========================================================================================================================

Financials (10.8%)
-------------------------------------------------------------------------------------------------------------------------
       11,370  American Express Company                                                                           548,375
       12,160  American International Group, Inc.                                                                 805,965
        8,900  Bank of New York Company, Inc.                                                                     294,768
       10,000  Charles Schwab Corporation                                                                         118,400
       13,960  Citigroup, Inc.                                                                                    677,618
        6,210  Federal National Mortgage Corporation                                                              466,123
       15,830  MBNA Corporation                                                                                   393,376
        1,670  Merrill Lynch & Company, Inc.                                                                       97,946
        7,900  Morgan Stanley and Company                                                                         457,173
        8,810  SLM Corporation(d)                                                                                 331,961
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 4,191,705
=========================================================================================================================

Health Care (19.0%)
-------------------------------------------------------------------------------------------------------------------------
        7,810  Abbott Laboratories                                                                                363,946
        2,600  Alcon, Inc.                                                                                        157,404
        1,700  Allergan, Inc.(d)                                                                                  130,577
          800  AmerisourceBergen Corporation                                                                       44,920
        5,220  Amgen, Inc.(b)                                                                                     322,596
        6,200  Baxter International, Inc.                                                                         189,224
        7,700  Biomet, Inc.(d)                                                                                    280,357
        2,800  C.R. Bard, Inc.(d)                                                                                 227,500
        6,800  Cardinal Health, Inc.(d)                                                                           415,888
       11,400  Caremark Rx, Inc.(b)                                                                               288,762
        2,100  Eli Lilly and Company                                                                              147,693
        3,500  Forest Laboratories, Inc.                                                                          216,300
          660  Genentech, Inc.(b)                                                                                  61,756
        6,900  Genzyme Corporation(b)                                                                             340,446
        7,940  Gilead Sciences, Inc.(b)                                                                           461,632
        6,610  Guidant Corporation                                                                                397,922
        3,500  HCA, Inc.(d)                                                                                       150,360
        1,430  Invitrogen Corporation(b,d)                                                                        100,100
       16,770  Johnson & Johnson                                                                                  866,338
        6,110  Medtronic, Inc.                                                                                    297,007
       30,950  Pfizer, Inc.                                                                                     1,093,464
        1,100  Roche Holding AG(b,c)                                                                              111,195
        2,000  Watson Pharmaceuticals, Inc.(b,d)                                                                   92,000
        7,010  Wyeth Corporation                                                                                  297,574
        4,100  Zimmer Holdings, Inc.(b)                                                                           288,640
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                7,343,601
=========================================================================================================================

Industrials (10.5%)
-------------------------------------------------------------------------------------------------------------------------
        5,580  3M Company                                                                                         474,467
        2,800  Apollo Group, Inc.(b)                                                                              190,400
        4,190  Career Education Corporation                                                                       167,893
        3,100  Danaher Corporation(d)                                                                             284,425
          900  Eaton Corporation                                                                                   97,182
        3,440  FedEx Corporation                                                                                  232,200
       27,750  General Electric Company                                                                           859,695
        2,300  Illinois Tool Works, Inc.(d)                                                                       192,993
        2,760  JetBlue Airways Corporation(d)                                                                      73,195
        2,700  Rockwell Automation, Inc.                                                                           96,120
       22,300  Southwest Airlines Company                                                                         359,922
       35,690  Tyco International, Ltd.(d)                                                                        945,785
        2,000  W.W. Grainger, Inc.                                                                                 94,780
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,069,057
=========================================================================================================================

Information Technology (25.8%)
-------------------------------------------------------------------------------------------------------------------------
        7,300  Accenture, Ltd.(b)                                                                                 192,136
        4,400  Affiliated Computer Services, Inc.(b,d)                                                            239,624
        5,800  Amdocs, Ltd.(b,d)                                                                                  130,384
        9,450  Analog Devices, Inc.                                                                               431,392
        4,600  Apple Computer, Inc.(b)                                                                             98,302
       11,200  Cadence Design Systems, Inc.(b,d)                                                                  201,376
       51,250  Cisco Systems, Inc.(b)                                                                           1,244,862
       15,100  Corning, Inc.(b)                                                                                   157,493
       24,000  Dell, Inc.(b)                                                                                      815,040
        7,400  EMC Corporation(b)                                                                                  95,608
        2,400  First Data Corporation                                                                              98,616
        7,300  Fiserv, Inc.(b)                                                                                    288,423
       32,140  Intel Corporation                                                                                1,034,908
        4,280  International Business Machines Corporation                                                        396,670
        3,800  Intuit, Inc.(b)                                                                                    201,058
        3,900  Marvell Technology Group, Ltd.(b,d)                                                                147,927
        3,200  Mercury Interactive Corporation(b,d)                                                               155,648
        5,800  Microchip Technology, Inc.(d)                                                                      193,488
       53,990  Microsoft Corporation                                                                            1,486,888
        3,230  Novellus Systems, Inc.(b)                                                                          135,822
       29,820  Oracle Corporation(b)                                                                              393,624
        3,000  QUALCOMM, Inc.                                                                                     161,790
       14,560  Symantec Corporation(d)                                                                            504,504
       19,142  Taiwan Semiconductor Manufacturing Company, Ltd.
               ADR(b)                                                                                             196,014
       13,400  Texas Instruments, Inc.                                                                            393,692
        8,000  VERITAS Software Corporation(b)                                                                    297,280
        5,100  Xilinx, Inc.(b)                                                                                    197,574
        2,200  Yahoo!, Inc.(b)                                                                                     99,374
          300  Zebra Technologies Corporation                                                                      19,911
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    10,009,428
=========================================================================================================================

Materials (0.8%)
-------------------------------------------------------------------------------------------------------------------------
        3,200  Air Products and Chemicals, Inc.                                                                   169,056
        6,600  Broken Hill Proprietary, Ltd.(b)                                                                   120,516
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    289,572
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $35,063,112)                                                           37,328,698
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (3.6%)                      Interest Rate(e)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
  $1,397,000   State Street Bank Repurchase Agreement(f)                  0.750%            1/2/2004           $1,397,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,397,000
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned              Interest Rate(e)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
    6,454,320  State Street Navigator Securities Lending Prime
               Portfolio                                                  1.060%                 N/A           $6,454,320
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                      6,454,320
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $42,914,432)                                                           $45,180,018
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) Security is fair valued as discussed in the notes to
    the financial statements.

(d) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(e) The interest rate shown reflects the yield.

(f) Repurchase agreement dated December 31, 2003,
    $1,397,058 maturing January 2, 2004, collateralized
    by $1,427,514 of Federal Home Loan Bank Medium Term
    Notes, 2.125% due December 12, 2005.

The accompanying notes to the financial statements
are an integral part of this schedule.

Growth Stock Portfolio
Schedule of Investments as of December 31, 2003(a)

       Shares  Common Stock (96.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (3.9%)
-------------------------------------------------------------------------------------------------------------------------
       25,300  Crown Castle International Corporation(b)                                                         $279,059
       29,900  Nextel Communications, Inc.(b)                                                                     838,994
           28  NTT DoCoMo, Inc.(b,c)                                                                               64,028
      414,500  Vodafone Group plc(b,c)                                                                          1,029,869
       20,400  Vodafone Group plc ADR(d)                                                                          510,816
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    2,722,766
=========================================================================================================================

Consumer Discretionary (21.4%)
-------------------------------------------------------------------------------------------------------------------------
       10,450  Best Buy Company, Inc.                                                                             545,908
       28,000  British Sky Broadcasting Group plc(b,c)                                                            352,977
       14,700  Carnival Corporation                                                                               584,031
       19,900  Clear Channel Communications, Inc.(d)                                                              931,917
       33,300  Comcast Corporation(b)                                                                           1,041,624
       77,000  Compass Group plc(b,c)                                                                             525,078
        5,100  E.W. Scripps Company(d)                                                                            480,114
        8,700  eBay, Inc.                                                                                         561,933
       22,600  EchoStar Communications Corporation(b)                                                             768,400
        7,100  Family Dollar Stores, Inc.                                                                         254,748
       13,900  Harley-Davidson, Inc.                                                                              660,667
        1,683  Hermes International(b,c)                                                                          326,447
       23,000  Home Depot, Inc.                                                                                   816,270
        9,700  Industria de Diseno Textil SA(b)                                                                   196,985
       14,200  InterActiveCorp(b,d)                                                                               481,806
       19,600  International Game Technology(d)                                                                   699,720
       69,700  Kingfisher plc(b,c)                                                                                348,862
        6,000  Kohl's Corporation(b)                                                                              269,640
       59,032  Liberty Media Corporation(b)                                                                       701,890
        6,500  MGM Mirage, Inc.(d)                                                                                244,465
        2,600  Omnicom Group, Inc.(d)                                                                             227,058
       10,000  Starbucks Corporation(b)                                                                           330,600
       26,400  Target Corporation                                                                               1,013,760
       28,700  Time Warner, Inc.(b)                                                                               516,313
       20,300  Univision Communications, Inc.(b,d)                                                                805,707
       21,800  Viacom, Inc.                                                                                       967,484
        7,300  Wal-Mart de Mexico SA de CV(b)                                                                     208,075
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    14,862,479
=========================================================================================================================

Consumer Staples (5.8%)
-------------------------------------------------------------------------------------------------------------------------
       10,400  Altria Group, Inc.                                                                                 565,968
       13,000  Coca-Cola Company                                                                                  659,750
        4,900  General Mills, Inc.                                                                                221,970
        7,400  Gillette Company                                                                                   271,802
        5,100  PepsiCo, Inc.                                                                                      237,762
       13,600  SYSCO Corporation(d)                                                                               506,328
       26,500  Unilever plc(b,c)                                                                                  247,419
       39,000  Wal-Mart de Mexico SA de CV(b)                                                                     111,163
       14,200  Wal-Mart Stores, Inc.                                                                              753,310
       12,800  Walgreen Company                                                                                   465,664
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           4,041,136
=========================================================================================================================

Energy (3.7%)
-------------------------------------------------------------------------------------------------------------------------
       20,000  Baker Hughes, Inc.                                                                                 643,200
        7,100  ChevronTexaco Corporation                                                                          613,369
       16,600  Exxon Mobil Corporation                                                                            680,600
       12,000  Schlumberger, Ltd.                                                                                 656,640
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,593,809
=========================================================================================================================

Financials (20.2%)
-------------------------------------------------------------------------------------------------------------------------
       12,800  ACE, Ltd.(d)                                                                                       530,176
        7,500  American Express Company                                                                           361,725
       25,800  American International Group, Inc.                                                               1,710,024
       19,500  Charles Schwab Corporation                                                                         230,880
        2,900  China Life Insurance Company ADR(b,d)                                                               95,613
       52,700  Citigroup, Inc.                                                                                  2,558,058
       13,800  Credit Suisse Group(b,c)                                                                           503,472
        5,800  Federal Home Loan Mortgage Corporation                                                             338,256
       12,600  Federal National Mortgage Corporation                                                              945,756
        2,500  Goldman Sachs Group, Inc.                                                                          246,825
       10,100  Hartford Financial Services Group, Inc.                                                            596,203
        8,400  Marsh & McLennan Companies, Inc.                                                                   402,276
        9,300  MBNA Corporation                                                                                   231,105
       20,100  Mellon Financial Corporation                                                                       645,411
       14,800  Merrill Lynch & Company, Inc.                                                                      868,020
        8,500  Morgan Stanley and Company                                                                         491,895
       11,800  Northern Trust Corporation                                                                         547,756
       16,900  SLM Corporation(d)                                                                                 636,792
       17,400  State Street Corporation(d)                                                                        906,192
       26,181  Travelers Property Casualty Company, Class A                                                       439,317
       24,200  U.S. Bancorp(d)                                                                                    720,676
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                14,006,428
=========================================================================================================================

Health Care (15.4%)
-------------------------------------------------------------------------------------------------------------------------
        9,600  Abbott Laboratories                                                                                447,360
       14,900  Amgen, Inc.(b)                                                                                     920,820
        8,300  Biomet, Inc.                                                                                       302,203
        4,000  Boston Scientific Corporation                                                                      147,040
        4,500  Cardinal Health, Inc.(d)                                                                           275,220
        1,800  Eli Lilly and Company                                                                              126,594
       10,700  Forest Laboratories, Inc.                                                                          661,260
        2,300  Genentech, Inc.(b)                                                                                 215,211
        7,200  Gilead Sciences, Inc.(b)                                                                           418,608
       12,500  Johnson & Johnson                                                                                  645,750
        9,100  Medco Health Solutions, Inc.(b)                                                                    309,309
        9,500  MedImmune, Inc.(b)                                                                                 241,300
        7,600  Medtronic, Inc.                                                                                    369,436
       51,740  Pfizer, Inc.                                                                                     1,827,974
        2,600  Sanofi-Synthelabo SA(b,c)                                                                          196,592
       37,800  UnitedHealth Group, Inc.                                                                         2,199,203
        9,900  WellPoint Health Networks, Inc.(b)                                                                 960,201
       10,400  Wyeth Corporation                                                                                  441,480
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               10,705,561
=========================================================================================================================

Industrials (6.7%)
-------------------------------------------------------------------------------------------------------------------------
        7,600  Adecco SA(b,c)                                                                                     490,748
       10,800  Apollo Group, Inc.(b)                                                                              734,400
       27,200  Cendant Corporation(b)                                                                             605,744
        7,100  Danaher Corporation                                                                                651,425
       31,000  General Electric Company                                                                           960,380
       36,700  Tyco International, Ltd.(d)                                                                        972,550
        2,700  United Parcel Service, Inc.                                                                        201,285
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,616,532
=========================================================================================================================

Information Technology (18.4%)
-------------------------------------------------------------------------------------------------------------------------
       19,000  Accenture, Ltd.(b)                                                                                 500,080
        9,000  Adobe Systems, Inc.                                                                                353,700
       17,300  Affiliated Computer Services, Inc.(b,d)                                                            942,158
        7,400  Analog Devices, Inc.                                                                               337,810
       23,300  Applied Materials, Inc.(b)                                                                         523,085
       45,400  Cisco Systems, Inc.(b)                                                                           1,102,766
       27,600  Dell, Inc.(b)                                                                                      937,296
       27,800  First Data Corporation                                                                           1,142,302
       17,800  Fiserv, Inc.(b)                                                                                    703,278
       17,000  Intel Corporation                                                                                  547,400
       12,800  Intuit, Inc.(b)                                                                                    677,248
        4,900  Maxim Integrated Products, Inc.                                                                    244,020
        2,500  Mercury Interactive Corporation(b,d)                                                               121,600
       78,900  Microsoft Corporation                                                                            2,172,906
        1,200  Samsung Electronics Company, Ltd.(b,c)                                                             454,186
       21,000  Siebel Systems, Inc.(b)                                                                            291,270
       11,400  SunGard Data Systems, Inc.(b)                                                                      315,894
        6,200  Symantec Corporation(d)                                                                            214,830
        8,900  Synopsys, Inc.                                                                                     300,464
        8,900  Xilinx, Inc.(b)                                                                                    344,830
       11,800  Yahoo!, Inc.(b)                                                                                    533,006
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    12,760,129
=========================================================================================================================

Materials (1.4%)
-------------------------------------------------------------------------------------------------------------------------
       10,800  Nucor Corporation(d)                                                                               604,800
       13,300  Rio Tinto plc(b,c)                                                                                 366,062
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    970,862
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $57,111,918)                                                           67,279,702
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (3.1%)                      Interest Rate(e)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
  $2,135,000   State Street Bank Repurchase Agreement(f)                  0.750%            1/2/2004           $2,135,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,135,000
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned              Interest Rate(e)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   10,291,717  State Street Navigator Securities Lending Prime
               Portfolio                                                  1.060%                 N/A          $10,291,717
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                     10,291,717
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $69,538,635)                                                           $79,706,419
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) Security is fair valued as discussed in the notes to
    the financial statements.

(d) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(e) The interest rate shown reflects the yield.

(f) Repurchase agreement dated December 31, 2003,
    $2,135,089 maturing January 2, 2004, collateralized
    by $2,178,837 of Federal Home Loan Bank Medium Term
    Notes, 2.125% due December 12, 2005.

The accompanying notes to the financial statements
are an integral part of this schedule.

Value Portfolio
Schedule of Investments as of December 31, 2003(a)

       Shares  Common Stock (96.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (4.5%)
-------------------------------------------------------------------------------------------------------------------------
       18,600  ALLTEL Corporation                                                                                $866,388
      127,400  AT&T Wireless Services, Inc.(b)                                                                  1,017,926
       53,900  BellSouth Corporation                                                                            1,525,370
       19,700  Nextel Communications, Inc.(b)                                                                     552,782
       73,140  SBC Communications, Inc.                                                                         1,906,760
       77,175  Verizon Communications, Inc.                                                                     2,707,299
       51,800  Vodafone Group plc ADR(c)                                                                        1,297,072
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    9,873,597
=========================================================================================================================

Consumer Discretionary (11.0%)
-------------------------------------------------------------------------------------------------------------------------
        6,300  AutoZone, Inc.(b)                                                                                  536,823
       13,200  Best Buy Company, Inc.                                                                             689,568
       35,600  Clear Channel Communications, Inc.                                                               1,667,148
       30,078  Comcast Corporation(b)                                                                             988,664
       37,690  Fox Entertainment Group, Inc.(b)                                                                 1,098,664
       36,300  Home Depot, Inc.                                                                                 1,288,287
       11,800  Johnson Controls, Inc.                                                                           1,370,216
        8,000  Lennar Corporation                                                                                 768,000
      127,500  Liberty Media Corporation(b)                                                                     1,515,975
       21,195  Lowe's Companies, Inc.                                                                           1,173,991
       79,200  McDonald's Corporation                                                                           1,966,536
       15,500  Sears, Roebuck and Company                                                                         705,095
       51,500  Staples, Inc.(b)                                                                                 1,405,950
       55,655  Target Corporation                                                                               2,137,152
       37,500  Time Warner, Inc.(b)                                                                               674,625
       26,100  Toyota Motor Corporation ADR(c)                                                                  1,794,375
       21,200  Tribune Company                                                                                  1,093,920
       36,200  Viacom, Inc.                                                                                     1,606,556
       68,100  Walt Disney Company                                                                              1,588,773
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    24,070,318
=========================================================================================================================

Consumer Staples (6.2%)
-------------------------------------------------------------------------------------------------------------------------
       49,200  Altria Group, Inc.                                                                               2,677,464
       48,600  Archer-Daniels-Midland Company                                                                     739,692
       73,310  CVS Corporation                                                                                  2,647,957
       31,450  General Mills, Inc.                                                                              1,424,685
       18,745  Kimberly-Clark Corporation                                                                       1,107,642
       36,800  Kraft Foods, Inc.(c)                                                                             1,185,696
       41,450  Kroger Company(b)                                                                                  767,240
       17,300  Procter & Gamble Company                                                                         1,727,924
       10,300  R.J. Reynolds Tobacco Holdings, Inc.(c)                                                            598,945
       23,600  SUPERVALU, Inc.                                                                                    674,724
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          13,551,969
=========================================================================================================================

Energy (10.5%)
-------------------------------------------------------------------------------------------------------------------------
       18,720  Apache Corporation                                                                               1,518,192
       37,700  Baker Hughes, Inc.                                                                               1,212,432
       15,900  BJ Services Company(b)                                                                             570,810
       34,900  BP plc                                                                                           1,722,315
       10,600  Burlington Resources, Inc.                                                                         587,028
       33,983  ChevronTexaco Corporation                                                                        2,935,791
       67,079  ConocoPhillips Company                                                                           4,398,370
       17,810  EOG Resources, Inc.                                                                                822,288
      138,400  Exxon Mobil Corporation                                                                          5,674,400
       13,600  Nabors Industries, Ltd.(b)                                                                         564,400
       32,800  Noble Corporation(b)                                                                             1,173,584
       42,900  Valero Energy Corporation                                                                        1,987,986
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    23,167,596
=========================================================================================================================

Financials (28.8%)
-------------------------------------------------------------------------------------------------------------------------
       28,300  ACE, Ltd.                                                                                        1,172,186
       49,900  Allstate Corporation                                                                             2,146,698
       40,300  American Express Company                                                                         1,943,669
       48,700  American International Group, Inc.                                                               3,227,836
       66,375  Bank of America Corporation                                                                      5,338,541
       40,300  Bank One Corporation                                                                             1,837,277
      177,445  Citigroup, Inc.                                                                                  8,613,179
       25,600  Countrywide Financial Corporation                                                                1,941,760
       19,700  Equity Office Properties Trust                                                                     564,405
       31,375  Federal Home Loan Mortgage Corporation                                                           1,829,790
       38,205  Federal National Mortgage Corporation                                                            2,867,667
       11,800  Goldman Sachs Group, Inc.                                                                        1,165,014
       33,715  Hartford Financial Services Group, Inc.                                                          1,990,196
       94,000  J.P. Morgan Chase & Company                                                                      3,452,620
       16,600  Lehman Brothers Holdings, Inc.                                                                   1,281,852
       39,400  MBNA Corporation                                                                                   979,090
       34,600  Merrill Lynch & Company, Inc.                                                                    2,029,290
       61,300  MetLife, Inc.                                                                                    2,063,971
       33,400  Morgan Stanley and Company                                                                       1,932,858
       20,700  National City Corporation                                                                          702,558
       29,800  Prudential Financial, Inc.                                                                       1,244,746
       13,900  Simon Property Group, Inc.                                                                         644,126
       35,100  SouthTrust Corporation                                                                           1,148,823
       26,400  St. Paul Companies, Inc.(c)                                                                      1,046,760
       99,700  U.S. Bancorp                                                                                     2,969,066
       53,500  Wachovia Corporation                                                                             2,492,565
       26,910  Washington Mutual, Inc.(c)                                                                       1,079,629
       70,695  Wells Fargo & Company                                                                            4,163,229
       16,460  XL Capital, Ltd.                                                                                 1,276,473
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                63,145,874
=========================================================================================================================

Health Care (6.6%)
-------------------------------------------------------------------------------------------------------------------------
        9,000  Abbott Laboratories                                                                                419,400
       14,400  Aetna, Inc.                                                                                        973,152
       15,600  Anthem, Inc.(b,c)                                                                                1,170,000
       41,400  Bristol-Myers Squibb Company                                                                     1,184,040
        7,500  CIGNA Corporation                                                                                  431,250
       78,200  IVAX Corporation(b)                                                                              1,867,416
       17,125  Johnson & Johnson                                                                                  884,678
       64,500  McKesson Corporation                                                                             2,074,320
        3,044  Medco Health Solutions, Inc.(b)                                                                    103,466
       25,000  Merck & Company, Inc.                                                                            1,155,000
       77,300  Pfizer, Inc.                                                                                     2,731,009
       37,500  Wyeth Corporation                                                                                1,591,875
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               14,585,606
=========================================================================================================================

Industrials (10.8%)
-------------------------------------------------------------------------------------------------------------------------
       14,000  Boeing Company                                                                                     589,960
       36,800  Burlington Northern Santa Fe Corporation                                                         1,190,480
       27,800  Caterpillar, Inc.                                                                                2,307,956
       59,800  Cendant Corporation(b)                                                                           1,331,746
       16,100  Dover Corporation                                                                                  639,975
        7,100  Emerson Electric Company                                                                           459,725
       17,300  FedEx Corporation                                                                                1,167,750
        6,800  General Dynamics Corporation                                                                       614,652
       39,000  General Electric Company                                                                         1,208,220
       41,280  Honeywell International, Inc.                                                                    1,379,990
        7,300  Illinois Tool Works, Inc.                                                                          612,543
       19,500  Lockheed Martin Corporation                                                                      1,002,300
       46,100  Masco Corporation                                                                                1,263,601
       10,200  Northrop Grumman Corporation                                                                       975,120
       27,930  Pitney Bowes, Inc.                                                                               1,134,517
       15,400  Raytheon Company                                                                                   462,616
       43,300  Republic Services, Inc.(c)                                                                       1,109,779
       72,175  Tyco International, Ltd.                                                                         1,912,638
       22,200  Union Pacific Corporation                                                                        1,542,456
       29,100  United Technologies Corporation                                                                  2,757,807
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               23,663,831
=========================================================================================================================

Information Technology (9.4%)
-------------------------------------------------------------------------------------------------------------------------
       38,240  Applied Materials, Inc.(b)                                                                         858,488
       52,400  Cisco Systems, Inc.(b)                                                                           1,272,796
       33,200  Computer Associates International, Inc.                                                            907,688
       14,200  Computer Sciences Corporation(b)                                                                   628,066
       37,990  First Data Corporation                                                                           1,561,009
       18,300  Fiserv, Inc.(b)                                                                                    723,033
       39,000  Harris Corporation                                                                               1,480,050
      147,800  Hewlett-Packard Company                                                                          3,394,966
       53,700  Intel Corporation                                                                                1,729,140
       17,900  International Business Machines Corporation                                                      1,658,972
       56,200  Microsoft Corporation                                                                            1,547,748
      108,700  Motorola, Inc.                                                                                   1,529,409
       24,700  Nokia Corporation ADR                                                                              419,900
       52,180  Oracle Corporation(b)                                                                              688,776
       19,000  Storage Technology Corporation(b)                                                                  489,250
       57,900  Texas Instruments, Inc.                                                                          1,701,102
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    20,590,393
=========================================================================================================================

Materials (5.1%)
-------------------------------------------------------------------------------------------------------------------------
       60,595  Alcoa, Inc.                                                                                      2,302,610
       24,400  BASF AG                                                                                          1,360,300
       20,900  E.I. du Pont de Nemours and Company                                                                959,101
       50,140  International Paper Company                                                                      2,161,535
       32,700  Praxair, Inc.                                                                                    1,249,140
       34,700  United States Steel Corporation(c)                                                               1,215,194
       31,500  Weyerhaeuser Company(c)                                                                          2,016,000
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 11,263,880
=========================================================================================================================

Utilities (3.5%)
-------------------------------------------------------------------------------------------------------------------------
       33,785  Dominion Resources, Inc.                                                                         2,156,497
       17,800  Entergy Corporation                                                                              1,016,914
       26,900  Exelon Corporation                                                                               1,785,084
       31,400  FirstEnergy Corporation                                                                          1,105,280
       23,600  FPL Group, Inc.                                                                                  1,543,912
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  7,607,687
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $180,128,253)                                                         211,520,751
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (3.6%)                      Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
  $7,850,000   New Center Asset Trust                                     0.970%            1/5/2004           $7,849,154
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 7,849,154
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned              Interest Rate(e)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
    9,587,205  State Street Navigator Securities Lending Prime
               Portfolio                                                  1.060%                 N/A           $9,587,205
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                      9,587,205
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $197,564,612)                                                         $228,957,110
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the discount rate at
    the date of purchase.

(e) The interest rate shown reflects the yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2003(a)

    Principal
       Amount  Long-Term Fixed Income (92.2%)                     Interest Rate        Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
Basic Materials (8.6%)
-------------------------------------------------------------------------------------------------------------------------
   $2,850,000  Blue Ridge Paper Company                                   9.500%          12/15/2008           $2,850,000
    1,400,000  Boise Cascade Corporation(b)                               6.500            11/1/2010            1,460,423
    2,000,000  Boise Cascade Corporation(b)                               7.000            11/1/2013            2,079,086
    2,250,000  Buckeye Technologies, Inc.                                 8.000           10/15/2010            2,205,000
    1,400,000  Buckeye Technologies, Inc.                                 8.500            10/1/2013            1,498,000
    2,300,000  Corporation Durango SA de CV(c)                           13.125             8/1/2006            1,380,000
    5,000,000  Doman Industries, Ltd.(d)                                  8.750            3/15/2004              850,000
    2,000,000  Equistar Chemicals, LP(b)                                 10.125             9/1/2008            2,190,000
    4,000,000  Euramax International plc                                  8.500            8/15/2011            4,270,000
    3,400,000  Georgia-Pacific Corporation                                8.125            5/15/2011            3,740,000
    3,250,000  Georgia-Pacific Corporation                                9.375             2/1/2013            3,737,500
    2,250,000  Huntsman International, LLC                                9.875             3/1/2009            2,463,750
    3,400,000  IMC Global, Inc.                                          10.875             8/1/2013            3,723,000
    1,800,000  ISP Chemco, Inc.(b)                                       10.250             7/1/2011            2,025,000
    3,900,000  ISP Holdings, Inc.                                        10.625           12/15/2009            4,290,000
    1,400,000  Lyondell Chemical Company(b)                               9.875             5/1/2007            1,477,000
    2,300,000  Lyondell Chemical Company                                  9.500           12/15/2008            2,403,500
    4,200,000  MacDermid, Inc.                                            9.125            7/15/2011            4,704,000
    4,000,000  MDP Acquisitions plc                                       9.625            10/1/2012            4,480,000
    3,000,000  Methanex Corporation(b)                                    8.750            8/15/2012            3,345,000
    1,150,000  Millar Western Forest Products, Ltd.                       7.750           11/15/2013            1,193,125
    4,300,000  Nalco Company                                              7.750           11/15/2011            4,601,000
    2,850,000  Rockwood Specialties Corporation                          10.625            5/15/2011            3,177,750
    3,400,000  Steel Dynamics, Inc.(b)                                    9.500            3/15/2009            3,774,000
    4,000,000  USEC, Inc.                                                 6.625            1/20/2006            3,820,000
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           71,737,134
=========================================================================================================================

Capital Goods (10.4%)
-------------------------------------------------------------------------------------------------------------------------
    1,300,000  AGCO Corporation                                           8.500            3/15/2006            1,300,000
      570,000  AGCO Corporation, Convertible                              1.750           12/31/2033              634,838
   11,000,000  Allied Waste North America, Inc.                          10.000             8/1/2009           11,880,004
    2,850,000  Allied Waste North America, Inc.                           7.875            4/15/2013            3,085,125
    4,550,000  Amsted Industries, Inc.                                   10.250           10/15/2011            5,027,750
      825,000  BE Aerospace, Inc.                                         8.500            10/1/2010              884,812
    1,650,000  Berry Plastics Corporation                                10.750            7/15/2012            1,899,562
    1,700,000  Bombardier Capital, Inc.                                   6.125            6/29/2006            1,808,375
    5,150,000  Case New Holland, Inc.                                     9.250             8/1/2011            5,768,000
    4,000,000  Crown Cork & Seal Finance plc                              7.000           12/15/2006            4,090,000
    2,300,000  Crown Euro Holdings SA(b)                                 10.875             3/1/2013            2,705,375
    2,550,000  Eircom Funding(b)                                          8.250            8/15/2013            2,824,125
    2,850,000  Fastentech, Inc.                                          11.500             5/1/2011            3,081,562
    2,000,000  Graphic Package International                              9.500            8/15/2013            2,210,000
    1,150,000  Great Lakes Dredge & Dock Corporation                      7.750           12/15/2013            1,183,062
    2,295,000  Hexcel Corporation                                         9.750            1/15/2009            2,404,012
    2,850,000  Imco Recycling, Inc.(b)                                   10.375           10/15/2010            2,928,375
    2,200,000  K&F Industries, Inc.(b)                                    9.625           12/15/2010            2,466,750
    2,000,000  L-3 Communication Holdings, Inc., Convertible(e)           4.000            9/15/2011            2,187,500
    1,150,000  Legrand SA                                                 8.500            2/15/2025            1,214,688
    1,150,000  Manitowoc Company, Inc.(b)                                 7.125            11/1/2013            1,188,812
    4,900,000  Owens-Brockway Glass Container, Inc.                       8.875            2/15/2009            5,371,625
    1,400,000  Owens-Brockway Glass Container, Inc.(b)                    8.250            5/15/2013            1,503,250
    1,800,000  Owens-Illinois, Inc.(b)                                    7.500            5/15/2010            1,847,250
    3,700,000  Plastipak Holdings, Inc.                                  10.750             9/1/2011            4,116,250
    1,600,000  Rexnord Corporation                                       10.125           12/15/2012            1,752,000
    1,700,000  TD Funding Corporation                                     8.375            7/15/2011            1,808,375
    3,400,000  Texas Industries, Inc.                                    10.250            6/15/2011            3,842,000
    2,250,000  Tyco International Group SA, Convertible                   2.750            1/15/2018            2,871,562
    3,000,000  United Rentals North America, Inc.(b)                     10.750            4/15/2008            3,375,000
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             87,260,039
=========================================================================================================================

Communications Services (22.3%)
-------------------------------------------------------------------------------------------------------------------------
    2,835,000  ACC Escrow Corporation(b)                                 10.000             8/1/2011            3,161,025
    5,000,000  Adelphia Communications Corporation(d)                    10.875            10/1/2010            4,675,000
    3,500,000  Alliance Atlantis Communications, Inc                     13.000           12/15/2009            3,990,000
    2,250,000  American Color Graphics, Inc.                             10.000            6/15/2010            2,306,250
    1,700,000  American Tower Corporation, Convertible                    3.250             8/1/2010            2,014,500
    2,300,000  American Tower Corporation, Convertible                    7.250            12/1/2011            2,340,250
    4,150,000  American Tower Escrow Corporation                    Zero Coupon             8/1/2008            2,863,500
    4,852,617  Avalon Cable Holding Finance, Inc.(e)                     11.875            12/1/2008            5,119,511
    6,000,000  Block Communications, Inc.                                 9.250            4/15/2009            6,450,000
    1,700,000  Canwest Media, Inc.(b)                                     7.625            4/15/2013            1,861,500
    2,300,000  Centennial Cellular Operating Company                     10.125            6/15/2013            2,524,250
    5,600,000  Charter Communications Holdings, LLC(b)                    8.625             4/1/2009            4,886,000
    4,850,000  Charter Communications Holdings, LLC                       8.750           11/15/2013            4,934,875
    3,400,000  Comcast UK Cable Partners, Ltd.(e)                        11.200           11/15/2007            3,434,000
    4,000,000  Crown Castle International Corporation(b)                  9.375             8/1/2011            4,440,000
    2,300,000  CSC Holdings, Inc.                                         7.625             4/1/2011            2,420,750
    1,700,000  Dex Media West, LLC                                        9.875            8/15/2013            1,976,250
    3,400,000  Dex Media, Inc.                                            8.000           11/15/2013            3,570,000
    2,850,000  Dex Media, Inc.(e)                                         9.000           11/15/2013            2,009,250
    2,200,000  Dexter Media East, LLC                                    12.125           11/15/2012            2,706,000
    2,300,000  DirecTV Holdings, LLC(b)                                   8.375            3/15/2013            2,668,000
    2,300,000  Dobson Communications Corporation                          8.875            10/1/2013            2,328,750
    5,700,000  EchoStar DBS Corporation                                   6.375            10/1/2011            5,842,500
    2,300,000  Gaylord Entertainment Company                              8.000           11/15/2013            2,426,500
    1,200,000  General Cable Corporation                                  9.500           11/15/2010            1,284,000
    2,850,000  Granite Broadcasting Corporation                           9.750            12/1/2010            2,842,875
    2,750,000  Gray Television, Inc.                                      9.250           12/15/2011            3,066,250
    2,092,578  Hollinger International Publishing, Inc.                  12.125           11/15/2010            2,484,936
    2,750,000  Hollinger International Publishing, Inc.                   9.000           12/15/2010            2,921,875
    2,000,000  Houghton Mifflin Company                                   8.250             2/1/2011            2,140,000
    2,850,000  Intermedia Communications, Inc.(d)                        12.250             3/1/2009            1,054,500
    4,850,000  Iridium Capital Corporation(d)                            14.000            7/15/2005              436,500
    4,200,000  Iridium, LLC(d)                                           13.000            7/15/2005              378,000
    2,850,000  MetroPCS, Inc.                                            10.750            10/1/2011            2,835,750
    3,400,000  Millicom International Cellular SA                        10.000            12/1/2013            3,587,000
    2,750,000  Nexstar Finance, Inc.                                      7.000            1/15/2014            2,763,750
    4,000,000  Nextel Communications, Inc.(b)                             6.875           10/31/2013            4,230,000
    5,700,000  Nextel Communications, Inc.                                7.375             8/1/2015            6,127,500
    4,000,000  Nextel Partners, Inc.(b)                                   8.125             7/1/2011            4,260,000
    4,800,000  Panamsat Corporation(b)                                    8.500             2/1/2012            5,328,000
    6,550,000  Paxson Communications Corporation(e)                 Zero Coupon            1/15/2009            5,747,625
    1,400,000  Pegasus Communications Corporation                         9.625           10/15/2005            1,288,000
    1,400,000  Pegasus Communications Corporation(b)                     12.500             8/1/2007            1,323,000
    2,600,000  Quebecor Media, Inc.(b)                                   11.125            7/15/2011            3,009,500
    4,500,000  Qwest Capital Funding, Inc.                                7.750            8/15/2006            4,657,500
    7,330,000  Qwest Services Corporation                                13.500           12/15/2010            8,905,950
    2,000,000  Renaissance Media Group, LLC(e)                           10.000            4/15/2008            2,067,500
    2,750,000  RH Donnelley, Inc.                                        10.875           12/15/2012            3,262,188
    2,600,000  Shaw Communications, Inc.                                  7.250             4/6/2011            2,811,250
    4,200,000  Sinclair Broadcast Group, Inc.                             8.000            3/15/2012            4,536,000
    3,150,000  Spectrasite, Inc.(b)                                       8.250            5/15/2010            3,362,625
    1,700,000  Sun Media Corporation                                      7.625            2/15/2013            1,819,000
    4,550,000  Telenet Group Holding NV(e)                          Zero Coupon            6/15/2014            2,866,500
    3,600,000  TELUS Corporation                                          8.000             6/1/2011            4,209,433
    1,400,000  Vertis, Inc.                                               9.750             4/1/2009            1,520,750
    2,000,000  Vertis, Inc.                                              10.875            6/15/2009            2,125,000
    2,800,000  Western Wireless Corporation(b)                            9.250            7/15/2013            2,954,000
    2,850,000  WorldCom, Inc.(d)                                          7.550             4/1/2004              954,750
    5,700,000  WorldCom, Inc.(d)                                          7.500            5/15/2011            1,909,500
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                  186,019,668
=========================================================================================================================

Consumer Cyclical (16.4%)
-------------------------------------------------------------------------------------------------------------------------
    4,750,000  Beazer Homes USA, Inc.                                     8.625            5/15/2011            5,225,000
      550,000  Bombardier Recreational                                    8.375           12/15/2013              574,750
    3,450,000  Boyd Gaming Corporation                                    8.750            4/15/2012            3,786,375
    3,450,000  Buffets, Inc.                                             11.250            7/15/2010            3,700,125
    2,850,000  Coast Hotels & Casinos, Inc.                               9.500             4/1/2009            3,013,875
    1,100,000  Costco Wholesale Corporation, Convertible            Zero Coupon            8/19/2017              930,875
    7,400,000  Group 1 Automotive, Inc.                                   8.250            8/15/2013            7,918,000
    2,850,000  Hollywood Park, Inc.                                       9.250            2/15/2007            2,949,750
    3,300,000  Jafra Cosmetics International, Inc.                       10.750            5/15/2011            3,621,750
    4,700,000  John Q. Hammons Hotels, LP(b)                              8.875            5/15/2012            5,181,750
    3,300,000  Kindercare Learning Centers                                9.500            2/15/2009            3,349,500
    2,800,000  La Quinta Properties, Inc.                                 8.875            3/15/2011            3,097,500
    2,200,000  Liberty Media Corporation, Convertible                     0.750            3/30/2023            2,596,000
    1,650,000  Liberty Media Corporation, Convertible                     3.250            3/15/2031            1,716,000
    2,850,000  MGM Mirage, Inc.(b)                                        8.375             2/1/2011            3,227,625
    4,550,000  Mohegan Tribal Gaming Authority                            6.375            7/15/2009            4,697,875
    2,300,000  NationsRent, Inc.                                          9.500           10/15/2010            2,472,500
    2,800,000  Norcraft Finance Corporation                               9.000            11/1/2011            3,024,000
    3,000,000  Office Depot, Inc.                                        10.000            7/15/2008            3,570,000
    2,850,000  Park Place Entertainment Corporation                       8.125            5/15/2011            3,195,562
    1,700,000  Park Place Entertainment Corporation                       7.000            4/15/2013            1,814,750
    5,700,000  Payless Shoesource, Inc.(b)                                8.250             8/1/2013            5,486,250
    4,200,000  PCA, LLC/PCA Finance Corporation                          11.875             8/1/2009            4,599,000
    4,600,000  Penn National Gaming, Inc.                                 6.875            12/1/2011            4,554,000
    2,800,000  Perry Ellis International, Inc.                            8.875            9/15/2013            2,947,000
    3,400,000  Rent-Way, Inc.                                            11.875            6/15/2010            3,791,000
    3,650,000  Rite Aid Corporation                                       9.500            2/15/2011            4,115,375
    1,150,000  River Rock Entertainment Authority                         9.750            11/1/2011            1,236,250
    2,000,000  RJ Tower Corporation                                      12.000             6/1/2013            1,970,000
    2,850,000  Royal Caribbean Cruises, Ltd.                              8.750             2/2/2011            3,220,500
    2,300,000  Royal Caribbean Cruises, Ltd.                              6.875            12/1/2013            2,317,250
    1,700,000  Saks, Inc.                                                 9.875            10/1/2011            2,023,000
    2,630,000  Saks, Inc.                                                 7.000            12/1/2013            2,682,600
    3,000,000  Schuler Homes, Inc.                                        9.375            7/15/2009            3,375,000
    2,300,000  Stewart Enterprises, Inc.                                 10.750             7/1/2008            2,599,000
    5,500,000  Tenneco Automotive, Inc.                                  10.250            7/15/2013            6,256,250
    1,100,000  TJX Companies, Inc., Convertible                     Zero Coupon            2/13/2021              921,250
    2,500,000  Travelcenters of America, Inc.                            12.750             5/1/2009            2,875,000
    3,150,000  TRW Automotive, Inc.(b)                                   11.000            2/15/2013            3,709,125
    3,000,000  Vicar Operating, Inc.                                      9.875            12/1/2009            3,330,000
    2,800,000  Warnaco, Inc.                                              8.875            6/15/2013            2,884,000
    2,243,000  William Carter Company                                    10.875            8/15/2011            2,590,665
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                        137,146,077
=========================================================================================================================

Consumer Non-Cyclical (7.3%)
-------------------------------------------------------------------------------------------------------------------------
    2,750,000  AdvancePCS, Inc.                                           8.500             4/1/2008            2,983,750
    4,850,000  Ardent Health Services, Inc.                              10.000            8/15/2013            5,286,500
    2,700,000  Armkel Finance, Inc.                                       9.500            8/15/2009            2,963,250
    1,150,000  Del Monte Corporation                                      9.250            5/15/2011            1,270,750
    6,300,000  Fisher Scientific International, Inc.                      8.000             9/1/2013            6,756,750
    4,100,000  HMP Equity Holdings Corporation                      Zero Coupon            5/15/2008            2,501,000
    2,800,000  IASIS Healthcare Corporation(b)                            8.500           10/15/2009            2,919,000
    1,000,000  Jostens Holdings Corporation.(e)                          10.250            12/1/2013              627,500
    3,950,000  Michael Foods, Inc.                                        8.000           11/15/2013            4,117,875
    5,890,000  New World Pasta Company                                    9.250            2/15/2009            1,531,400
    4,300,000  Omnicare, Inc.                                             8.125            3/15/2011            4,697,750
    4,700,000  Roundy's, Inc.                                             8.875            6/15/2012            5,017,250
    2,550,000  Seminis, Inc.                                             10.250            10/1/2013            2,741,250
    1,400,000  Simmons Company(b)                                         7.875            1/15/2014            1,407,000
    3,000,000  Smithfield Foods, Inc.                                     8.000           10/15/2009            3,165,000
    4,750,000  Stater Brothers Holdings, Inc.(b)                         10.750            8/15/2006            5,005,312
    2,900,000  Team Health, Inc.                                         12.000            3/15/2009            3,132,000
    2,750,000  Triad Hospitals, Inc.                                      8.750             5/1/2009            2,980,312
    1,950,000  United Agri Products                                       8.250           12/15/2011            2,003,625
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     61,107,274
=========================================================================================================================

Energy (5.9%)
-------------------------------------------------------------------------------------------------------------------------
    5,200,000  BRL Universal Equipment Corporation                        8.875            2/15/2008            5,577,000
    5,400,000  Chesapeake Energy Corporation                              9.000            8/15/2012            6,210,000
    4,550,000  Citgo Petroleum Corporation                               11.375             2/1/2011            5,278,000
    3,000,000  Compton Petroleum Corporation                              9.900            5/15/2009            3,270,000
    3,950,000  Comstock Resources, Inc.                                  11.250             5/1/2007            4,246,250
    1,650,000  Encore Acquisition Company                                 8.375            6/15/2012            1,786,125
    2,700,000  Magnum Hunter Resources, Inc.                              9.600            3/15/2012            3,064,500
    3,500,000  Pogo Producing Company                                     8.250            4/15/2011            3,902,500
    5,494,500  Port Arthur Finance Corporation                           12.500            1/15/2009            6,524,719
    3,800,000  Western Oil Sands, Inc.                                    8.375             5/1/2012            4,327,250
    5,200,000  Windsor Petroleum Transport Corporation(e,f)               7.840            1/15/2021            5,005,000
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    49,191,344
=========================================================================================================================

Financials (3.2%)
-------------------------------------------------------------------------------------------------------------------------
    3,550,000  Chevy Chase Savings Bank                                   9.250            12/1/2005            3,643,188
    1,450,000  Couche-Tard Finance Corporation                            7.500           12/15/2013            1,518,875
    3,600,000  CSAM Funding Corporation(f)                               12.780           10/15/2016            3,600,000
    1,740,000  Dollar Financial Group, Inc.                               9.750           11/15/2011            1,800,900
    2,750,000  Gemstone Investor, Ltd.                                    7.710           10/31/2004            2,777,500
    2,550,000  Katonah, Ltd.(f)                                          12.015            2/20/2015            2,550,000
    4,000,000  Riggs Capital Trust II                                     8.875            3/15/2027            4,160,000
    9,000,000  SIG Capital Trust I(c)                                     9.500            8/15/2027              450,000
    3,000,000  Sovereign Bancorp, Inc.                                   10.500           11/15/2006            3,547,788
   10,060,000  United Companies Financial Corporation(d)                  8.375             7/1/2005               75,450
    3,000,000  Venture CDO 2002, Ltd.(f)                                 13.060            3/15/2015            2,940,000
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                27,063,701
=========================================================================================================================

Foreign (0.2%)
-------------------------------------------------------------------------------------------------------------------------
    1,650,000  Federal Republic of Brazil                                11.000            1/11/2012            1,914,000
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,914,000
=========================================================================================================================

Technology (3.0%)
-------------------------------------------------------------------------------------------------------------------------
    2,210,000  AMI Semiconductor, Inc.                                   10.750             2/1/2013            2,635,425
    4,500,000  Amkor Technology, Inc.(b)                                  7.750            5/15/2013            4,826,250
    7,900,000  DIVA Systems Corporation(d)                               12.625             3/1/2008              474,000
    2,920,000  Northern Telecom Capital                                   7.875            6/15/2026            2,920,000
    2,750,000  Sanmina-SCI Corporation                                   10.375            1/15/2010            3,217,500
    1,700,000  Thomas & Betts Corporation                                 7.250             6/1/2013            1,751,000
    2,200,000  Unisys Corporation                                         8.125             6/1/2006            2,376,000
    1,400,000  Viasystems, Inc.                                          10.500            1/15/2011            1,494,500
    4,550,000  Xerox Corporation(b)                                       7.625            6/15/2013            4,914,000
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                24,608,675
=========================================================================================================================

Transportation (2.1%)
-------------------------------------------------------------------------------------------------------------------------
    3,800,000  Hornbeck Offshore Services                                10.625             8/1/2008            4,199,000
    2,900,000  Northwest Airlines, Inc.                                   8.520             4/7/2004            2,914,500
    4,400,000  OMI Corporation                                            7.625            12/1/2013            4,438,500
    3,130,000  Overseas Shipholding Group, Inc.                           8.250            3/15/2013            3,353,012
    3,000,000  United Air Lines, Inc.(g)                                  7.730             7/1/2010            2,482,143
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            17,387,155
=========================================================================================================================

Utilities (12.8%)
-------------------------------------------------------------------------------------------------------------------------
    1,700,000  AES Corporation(b)                                         8.875            2/15/2011            1,853,000
    3,900,000  AES Corporation                                            8.750            5/15/2013            4,358,250
    2,850,000  Aquila, Inc.                                               7.000            7/15/2004            2,850,000
    2,850,000  Aquila, Inc.                                               6.875            10/1/2004            2,850,000
    4,800,000  Calpine Corporation(b)                                     8.250            8/15/2005            4,644,000
    1,700,000  Calpine Corporation                                        8.500            7/15/2010            1,657,500
    4,000,000  Calpine Corporation                                        8.750            7/15/2013            3,900,000
    6,133,500  CE Generation, LLC                                         7.416           12/15/2018            6,440,175
    3,100,000  CMS Energy Corporation                                     7.500            1/15/2009            3,193,000
    4,000,000  Dynegy Holdings, Inc.                                      9.875            7/15/2010            4,500,000
    4,000,000  Dynegy Holdings, Inc.                                      6.875             4/1/2011            3,685,000
    9,400,000  Edison Mission Energy                                      9.875            4/15/2011            9,776,000
    7,000,000  El Paso Corporation(b)                                     7.000            5/15/2011            6,457,500
    5,700,000  El Paso Production Holding Company                         7.750             6/1/2013            5,614,500
    1,700,000  Ferrellgas Partners, LP                                    8.750            6/15/2012            1,870,000
    2,850,000  FIMEP SA                                                  10.500            2/15/2013            3,363,000
    3,253,369  Midland Funding Corporation II                            11.750            7/23/2005            3,513,638
    4,450,000  Midland Funding Corporation II                            13.250            7/23/2006            5,206,500
    2,850,000  NRG Energy, Inc.                                           8.000           12/15/2013            2,996,062
    3,400,000  Orion Power Holdings, Inc.                                12.000             5/1/2010            4,131,000
    2,900,000  Reliant Resources, Inc.                                    9.500            7/15/2013            3,103,000
    2,000,000  Southern Natural Gas Company                               8.875            3/15/2010            2,250,000
    2,850,000  Southern Star Cent Corporation                             8.500             8/1/2010            3,149,250
    3,400,000  TNP Enterprises, Inc.                                     10.250             4/1/2010            3,706,000
    2,300,000  Williams Companies, Inc.(b)                                8.625             6/1/2010            2,581,750
    8,500,000  Williams Companies, Inc.(b)                                8.125            3/15/2012            9,435,000
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                107,084,125
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $742,154,388)                                               770,519,192
=========================================================================================================================

      Shares   Preferred Stock (4.2%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
       66,251  Cablevision Systems Corporation                                                                 $6,890,104
      105,000  Chevy Chase Preferred Capital Corporation(b)                                                     6,300,000
        4,647  Dobson Communications Corporation(h)                                                             4,995,178
       11,500  Goldman Sachs Group, Inc.(h)                                                                     1,253,523
       64,278  Neon Communications, Inc.(f,h,i)                                                                   723,128
       23,000  Omnicare, Inc.                                                                                   1,466,250
       18,500  PRIMEDIA, Inc., Series D                                                                         1,813,000
       23,000  PRIMEDIA, Inc., Series H                                                                         2,093,000
        5,000  Sovereign REIT(h)                                                                                7,475,000
       15,000  Xerox Corporation                                                                                1,946,250
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $27,727,908)                                                        34,955,433
=========================================================================================================================

       Shares  Common Stock (0.9%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
        5,000  Aavid Thermal Technology, Inc., Stock Warrants(h)                                                   50,000
       17,000  ALLTEL Corporation(b)                                                                              847,875
        1,429  Arch Wireless, Inc.(h)                                                                              28,294
        4,600  ASAT Finance, LLC, Stock Warrants(h)                                                                 4,600
       18,783  Birch Telecom, Inc. (h,i)                                                                              301
       52,837  Completel Europe NV(h)                                                                           1,874,087
       47,700  Diva Systems, Stock Warrants(g)                                                                        477
      108,324  Minorplanet Systems USA, Inc., Stock Warrants(b,d)                                                 205,816
      589,844  Neon Communications, Inc. (h)                                                                    1,622,071
      589,844  Neon Communications, Preferred Stock Warrants (h,i)                                                      0
      385,784  Neon Communications, Preferred Stock Warrants (f,h,i)                                                    0
      321,506  Neon Communications, Stock Warrants, Class A (f,h,i)                                                     0
       31,000  NTL, Inc.(b,h)                                                                                   2,162,250
        6,000  Pliant Corporation, Stock Warrants(h)                                                                   60
       23,840  Protection One, Inc., Stock Warrants (h,i)                                                             238
      121,520  TVMAX Holdings, Inc.(h)                                                                            303,800
        5,000  XM Satellite Radio, Stock Warrants(h)                                                              103,750
       27,227  XO Communications, Inc., Stock Warrants, Series A(h)                                                53,093
       20,420  XO Communications, Inc., Stock Warrants, Series B(h)                                                34,714
       20,420  XO Communications, Inc., Stock Warrants, Series C(h)                                                22,462
       80,000  ZSC Specialty Chemical plc, Preferred Stock Warrants
               (f,h,i)                                                                                                800
       80,000  ZSC Specialty Chemical plc, Stock Warrants (f,h,i)                                                     800
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $24,392,651)                                                            7,315,488
=========================================================================================================================

    Principal
       Amount  Short-Term Investments (2.7%)                      Interest Rate(j)     Maturity Date               Value
-------------------------------------------------------------------------------------------------------------------------
  $20,000,000  New Center Asset Trust                                     0.970%            1/5/2004          $19,997,844
    2,500,000  Paradigm Funding, LLC                                      0.980             1/2/2004            2,499,932
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                22,497,776
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned              Interest Rate(j)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   66,810,720  State Street Navigator Securities Lending Prime
               Portfolio                                                  1.060%                 N/A          $66,810,720
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                     66,810,720
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $883,583,443)                                                         $902,098,609
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing and in default.

(d) Non-income producing and in bankruptcy.

(e) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(f) Denotes restricted securities. Restricted securities
    are investment securities which cannot be offered for
    public sale without first being registered under the
    Securities Act of 1933. These securities have been
    valued from the date of acquisition through December
    31, 2003, by obtaining quotations from brokers active
    with these securities. The following table indicates
    the acquisition date and cost of restricted
    securities the Fund owned as of December 31, 2003.

                                                     Acquisition
Security                                                    Date          Cost
------------------------------------------------------------------------------
CSAM Funding Corporation                               5/10/2002    $3,590,880
Katonah, Ltd.                                           2/7/2003     2,437,736
Neon Communications, Inc., Preferred Stock             4/21/2003       723,127
Neon Communications, Preferred Stock Warrants          4/21/2003             0
Neon Communications, Stock Warrants, Class A           4/21/2003             0
Venture CDO 2002, Ltd.                                 3/13/2002     3,000,000
Windsor Petroleum Transport Corporation                4/15/1998     4,254,872
ZSC Specialty Chemical plc, Preferred Stock Warrants   6/24/1999        47,568
ZSC Specialty Chemical plc, Stock Warrants             6/24/1999       111,712

(g) In bankruptcy.

(h) Non-income producing security.

(i) Security is fair valued as discussed in the notes to
    the financial statements.

(j) The interest rate shown reflects the yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

Income Portfolio
Schedule of Investments as of December 31, 2003(a)

    Principal
       Amount  Long-Term Fixed Income (90.4%)                     Interest Rate        Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (5.9%)
-------------------------------------------------------------------------------------------------------------------------
  $13,000,000  Chase Credit Card Master Trust                             5.500%          11/17/2008          $13,967,551
    9,000,000  CPL Transition Funding, LLC                                5.010            1/15/2010            9,506,196
    4,000,000  Daimler Chrysler Motor Company(b)                          1.212            1/15/2004            4,001,776
    5,000,000  First National Master Note Trust(b)                        1.263            1/15/2004            5,007,810
    4,500,000  GMAC Mortgage Corporation Loan Trust(b)                    1.271            1/25/2004            4,501,017
    5,000,000  Honda Auto Receivables Owner Trust(c)                      2.960            4/18/2009            5,012,500
    8,000,000  MBNA Credit Card Master Note Trust(b)                      1.273            1/15/2004            8,015,440
    9,000,000  MBNA Credit Card Master Note Trust                         4.950            6/15/2009            9,591,678
    6,500,000  Toyota Auto Receivables Owner Trust                        4.390            5/15/2009            6,739,714
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   66,343,682
=========================================================================================================================

Basic Materials (2.9%)
-------------------------------------------------------------------------------------------------------------------------
    3,500,000  Codelco, Inc.                                              5.500           10/15/2013            3,551,758
    3,000,000  Dow Chemical Company                                       5.000           11/15/2007            3,161,109
    4,000,000  Georgia-Pacific Corporation(c)                             8.875             2/1/2010            4,560,000
    1,750,000  ICI Wilmington, Inc.                                       4.375            12/1/2008            1,743,422
    2,500,000  ICI Wilmington, Inc.                                       5.625            12/1/2013            2,512,038
    4,000,000  Inco, Ltd.                                                 5.700           10/15/2015            4,040,456
    8,500,000  Noranda, Inc.                                              6.000           10/15/2015            8,669,609
    1,125,000  Peabody Energy Corporation                                 6.875            3/15/2013            1,186,875
    3,500,000  Precision Castparts Corporation                            5.600           12/15/2013            3,520,990
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           32,946,257
=========================================================================================================================

Capital Goods (5.6%)
-------------------------------------------------------------------------------------------------------------------------
      215,000  AGCO Corporation, Convertible                              1.750           12/31/2033              239,456
    4,250,000  Allied Waste North America, Inc.(c)                        8.875             4/1/2008            4,760,000
    5,150,000  Allied Waste North America, Inc.(c)                       10.000             8/1/2009            5,562,000
      900,000  Ball Corporation                                           6.875           12/15/2012              940,500
    9,000,000  Boeing Capital Corporation(c)                              5.750            2/15/2007            9,720,009
    6,000,000  Bombardier Capital, Inc.                                   6.125            6/29/2006            6,382,500
      600,000  Hutchison Whampoa International, Ltd.                      5.450           11/24/2010              608,584
    7,500,000  Hutchison Whampoa International, Ltd.                      6.250            1/24/2014            7,615,365
    2,350,000  L-3 Communication Holdings, Inc., Convertible(d,e)         4.000            9/15/2011            2,570,312
    3,000,000  Raytheon Company                                           4.500           11/15/2007            3,041,706
    6,000,000  Raytheon Company                                           5.375             4/1/2013            6,010,290
    5,322,810  Systems 2001 Asset Trust, LLC                              6.664            9/15/2013            5,882,770
    6,000,000  Tyco International Group SA                                6.000           11/15/2013            6,180,000
    2,350,000  Tyco International Group SA, Convertible                   2.750            1/15/2018            2,999,188
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             62,512,680
=========================================================================================================================

Commercial Mortgage-Backed Securities (2.4%)
-------------------------------------------------------------------------------------------------------------------------
    2,087,478  Banc of America Commercial Mortgage, Inc.                  3.366            7/11/2043            2,121,450
    3,000,000  Banc of America Commercial Mortgage, Inc.                  5.118            7/11/2043            3,100,122
    6,000,000  J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(b)                                             1.482            1/14/2004            6,000,114
   10,250,000  LB-UBS Commercial Mortgage Trust                           3.323            3/15/2027           10,189,874
    5,882,032  Lehman Brothers "CALSTRS" Mortgage Trust                   3.988           11/20/2012            6,017,219
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     27,428,779
=========================================================================================================================

Communications Services (9.5%)
-------------------------------------------------------------------------------------------------------------------------
    7,000,000  AT&T Corporation(b,c)                                      7.800           11/15/2011            8,056,860
    2,000,000  AT&T Wireless Services, Inc.(c)                            7.500             5/1/2007            2,242,046
    3,500,000  AT&T Wireless Services, Inc.(c)                            7.875             3/1/2011            4,050,011
    1,500,000  British Sky Broadcasting Group plc                         8.200            7/15/2009            1,785,764
    5,000,000  Comcast Cable Communications, Inc.(c)                      6.875            6/15/2009            5,636,685
    5,000,000  Comcast Corporation(d)                                     6.500            1/15/2015            5,425,105
    5,000,000  Cox Communications, Inc.                                   7.750            11/1/2010            5,956,300
    2,600,000  CSC Holdings, Inc.(d)                                      7.625             4/1/2011            2,736,500
    5,000,000  Deutsche Telekom International Finance BV(d)               5.250            7/22/2013            5,051,095
    3,250,000  EchoStar DBS Corporation                                   5.750            10/1/2008            3,286,562
    1,365,000  EchoStar DBS Corporation                                   9.125            1/15/2009            1,527,094
    1,500,000  Intelsat, Ltd.                                             5.250            11/1/2008            1,543,593
    6,000,000  Interpublic Group of Companies, Inc.                       7.250            8/15/2011            6,540,000
    3,000,000  Nextel Communications, Inc.                                7.375             8/1/2015            3,225,000
    4,500,000  Rogers Cable, Inc.                                         6.250            6/15/2013            4,533,750
    7,500,000  Sprint Capital Corporation                                 7.625            1/30/2011            8,407,028
    2,000,000  Telecom Italia Capital                                     4.000           11/15/2008            2,012,660
    6,500,000  Telecom Italia Corporation                                 5.250           11/15/2013            6,512,942
    5,000,000  Telefonos de Mexico SA                                     4.500           11/19/2008            5,007,600
    8,500,000  TELUS Corporation                                          7.500             6/1/2007            9,512,724
    3,500,000  U.S. Cellular Corporation                                  6.700           12/15/2033            3,498,901
    9,000,000  Verizon Pennsylvania, Inc.                                 5.650           11/15/2011            9,439,452
      750,000  Vivendi Universal SA                                       9.250            4/15/2010              888,750
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                  106,876,422
=========================================================================================================================

Consumer Cyclical (6.5%)
-------------------------------------------------------------------------------------------------------------------------
    5,000,000  AOL Time Warner, Inc.(c)                                   6.875             5/1/2012            5,626,525
    1,200,000  Best Buy Company, Inc., Convertible                        2.250            1/15/2022            1,305,000
    2,200,000  Costco Wholesale Corporation, Convertible            Zero Coupon            8/19/2017            1,861,750
    2,400,000  D.R. Horton, Inc.                                          5.875             7/1/2013            2,400,000
    4,500,000  DaimlerChrysler North American Holdings                    4.750            1/15/2008            4,604,116
    5,000,000  DaimlerChrysler North American Holdings                    6.500           11/15/2013            5,267,050
    4,500,000  Ford Motor Credit Company                                  7.375             2/1/2011            4,904,730
    4,500,000  General Motors Acceptance Corporation(d)                   5.125             5/9/2008            4,666,388
    6,000,000  General Motors Acceptance Corporation                      6.875            9/15/2011            6,462,762
    1,150,000  General Motors Corporation, Convertible(d)                 6.250            7/15/2033            1,483,500
    8,500,000  Harrahs Operating Company, Inc.                            5.375           12/15/2013            8,438,273
    2,500,000  Liberty Media Corporation(d)                               5.700            5/15/2013            2,528,162
    2,400,000  Liberty Media Corporation, Convertible                     0.750            3/30/2023            2,832,000
    1,700,000  Liberty Media Corporation, Convertible                     3.250            3/15/2031            1,768,000
    3,250,000  MGM Grand, Inc.                                            6.000            10/1/2009            3,339,375
    3,300,000  Mohegan Tribal Gaming Authority                            6.375            7/15/2009            3,407,250
    2,700,000  Royal Caribbean Cruises, Ltd.(d)                           8.000            5/15/2010            2,943,000
    2,825,000  Ryland Group, Inc.                                         5.375             6/1/2008            2,909,750
    1,400,000  TJX Companies, Inc., Convertible                     Zero Coupon            2/13/2021            1,172,500
    4,000,000  Yum! Brands, Inc.                                          7.650            5/15/2008            4,540,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         72,460,131
=========================================================================================================================

Consumer Non-Cyclical (3.4%)
-------------------------------------------------------------------------------------------------------------------------
    1,250,000  AmerisourceBergen Corporation, Convertible                 5.000            12/1/2007            1,500,000
    1,350,000  Amgen, Inc., Convertible                             Zero Coupon             3/1/2032            1,017,562
    7,000,000  Bunge Limited Finance Corporation                          7.800           10/15/2012            8,085,959
    1,520,000  Fisher Scientific International, Inc.                      8.125             5/1/2012            1,630,200
    5,000,000  HCA Healthcare Company                                     7.875             2/1/2011            5,702,555
    6,000,000  Kellogg Company                                            7.450             4/1/2031            7,086,588
    7,000,000  Kroger Company                                             5.500             2/1/2013            7,119,651
    3,000,000  Medco Health Solutions, Inc.                               7.250            8/15/2013            3,272,850
    1,325,000  Omnicare, Inc.(d)                                          6.125             6/1/2013            1,328,312
    1,000,000  Teva Pharmaceutical Financials, Convertible                0.750            8/15/2021            1,340,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     38,083,677
=========================================================================================================================

Energy (0.9%)
-------------------------------------------------------------------------------------------------------------------------
    3,500,000  Halliburton Company                                        5.500           10/15/2010            3,660,360
      900,000  Key Energy Services, Inc.                                  6.375             5/1/2013              913,500
    2,650,000  Premco Refining Group                                      9.250             2/1/2010            2,968,000
    2,000,000  XTO Energy, Inc.                                           6.250            4/15/2013            2,105,000
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     9,646,860
=========================================================================================================================

Financials (16.1%)
-------------------------------------------------------------------------------------------------------------------------
    3,500,000  Australia & New Zealand Banking Group, Ltd. Capital
               Trust I                                                    4.484            1/29/2049            3,527,951
    9,000,000  Bank One Issuance Trust(b)                                 1.212            1/15/2004            9,003,996
    5,000,000  BNP Paribas Capital Trust(c)                               9.003           12/29/2049            6,258,430
    5,000,000  Capital One Bank                                           4.250            12/1/2008            4,978,325
    5,000,000  Capital One Financial Corporation                          6.250           11/15/2013            5,125,955
    8,000,000  CIT Group, Inc.                                            4.000             5/8/2008            8,090,904
    5,000,000  Citigroup, Inc.(b)                                         1.240             2/9/2004            5,001,820
    5,250,000  Credit Suisse First Boston Mortgage Securities
               Corporation                                                3.861            3/15/2036            5,277,174
    9,000,000  Credit Suisse First Boston Mortgage Securities
               Corporation                                                2.843            5/15/2038            8,757,648
   10,000,000  Equitable Life Assurance Society USA                       6.950            12/1/2005           10,865,180
    6,000,000  General Electric Capital Corporation                       6.750            3/15/2032            6,642,726
    7,500,000  Honda Auto Receivables Owner Trust                         2.790            2/15/2007            7,499,542
    3,500,000  Household Finance Corporation                              5.750            1/30/2007            3,783,860
    2,500,000  Household Finance Corporation                              5.875             2/1/2009            2,714,910
    2,500,000  Household Finance Corporation                              6.375           11/27/2012            2,742,635
    1,500,000  International Lease Finance Corporation                    4.000            1/17/2006            1,546,432
    4,250,000  International Lease Finance Corporation                    5.625             6/1/2007            4,576,544
   26,040,000  Lehman Brothers, Inc.                                      6.539            8/15/2008           28,226,058
    7,000,000  Montpelier Reinsurance Holdings, Ltd.                      6.125            8/15/2013            7,125,370
    4,495,000  Morgan Stanley and Company                                 7.252            9/15/2011            5,134,324
    5,000,000  Rabobank Capital Funding II                                5.260           12/29/2049            5,006,920
    9,000,000  RBS Capital Trust I                                        4.709           12/29/2049            8,605,404
    6,000,000  Rouse Company                                              5.375           11/26/2013            5,968,566
    3,250,000  Sovereign Bancorp, Inc.                                   10.500           11/15/2006            3,843,437
    2,375,000  Travelers Property Casualty Company, Convertible(d)        4.500            4/15/2032            2,294,250
    2,500,000  Wells Fargo Financial, Inc.                                4.875            6/12/2007            2,653,578
    6,000,000  Wells Fargo Financial, Inc.                                7.730            12/1/2026            6,693,648
    9,000,000  Westpac Capital Trust III                                  5.819           12/29/2049            9,288,630
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               181,234,217
=========================================================================================================================

Foreign (4.0%)
-------------------------------------------------------------------------------------------------------------------------
    9,250,000  Corporacion Andina de Fomento                              6.875            3/15/2012           10,263,448
    1,489,583  Pemex Finance, Ltd.                                        8.450            2/15/2007            1,632,434
    6,000,000  Pemex Finance, Ltd.                                        9.030            2/15/2011            7,184,340
    5,000,000  Province of Quebec                                         7.500            9/15/2029            6,227,845
    9,500,000  Republic of Italy                                          5.375            6/15/2033            9,150,628
    7,000,000  United Mexican States                                      9.875             2/1/2010            8,837,500
    1,500,000  United Mexican States                                      6.375            1/16/2013            1,556,250
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                   44,852,445
=========================================================================================================================

Mortgage-Backed Securities (5.9%)
-------------------------------------------------------------------------------------------------------------------------
   18,500,000  Federal National Mortgage Association 15-Yr.
               Conventional(f)                                            5.500             1/1/2019           19,164,853
   45,000,000  Federal National Mortgage Association 30-Yr.
               Conventional(f)                                            6.000             1/1/2034           46,504,712
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                65,669,565
=========================================================================================================================

Technology (1.3%)
-------------------------------------------------------------------------------------------------------------------------
    7,000,000  Electronic Data Systems Corporation                        6.000             8/1/2013            6,878,445
    2,500,000  Flextronics International, Ltd.                            6.500            5/15/2013            2,587,500
    2,950,000  Seagate Technology HDD Holdings                            8.000            5/15/2009            3,178,625
    1,650,000  Unisys Corporation                                         6.875            3/15/2010            1,786,125
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                14,430,695
=========================================================================================================================

Transportation (3.5%)
-------------------------------------------------------------------------------------------------------------------------
    5,500,000  CNF, Inc.                                                  8.875             5/1/2010            5,878,906
    3,000,000  Delta Air Lines, Inc.                                      6.417             7/2/2012            3,215,559
    4,438,202  Federal Express Corporation                                6.845            1/15/2019            4,900,263
    4,441,502  Federal Express Corporation                                6.720            1/15/2022            4,956,272
    4,250,000  Hertz Corporation                                          7.400             3/1/2011            4,625,606
    6,500,000  Southwest Airlines Company                                 5.496            11/1/2006            6,928,285
    3,500,000  Union Pacific Company(d)                                   3.625             6/1/2010            3,353,052
    5,889,461  United Air Lines, Inc.(g)                                  7.186             4/1/2011            5,055,042
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            38,912,985
=========================================================================================================================

U.S. Government (14.3%)
-------------------------------------------------------------------------------------------------------------------------
   15,000,000  Federal Home Loan Mortgage Corporation(b)                  1.145             3/9/2004           14,999,745
    9,000,000  Federal Home Loan Mortgage Corporation(h)                  4.500            8/15/2004            9,181,242
   12,000,000  Student Loan Marketing Association(c,h)                    2.000            3/15/2005           12,074,136
    8,750,000  U.S. Treasury Bonds(c)                                     6.125            8/15/2029            9,915,526
   33,761,700  U.S. Treasury Inflation Indexed Bonds(c,d,h)               3.875            4/15/2029           43,742,503
    3,000,000  U.S. Treasury Notes(c,h)                                   3.250            5/31/2004            3,027,540
    8,500,000  U.S. Treasury Notes(c,h)                                   2.250            7/31/2004            8,558,769
    7,000,000  U.S. Treasury Notes(c,h)                                   2.125           10/31/2004            7,054,411
   34,675,000  U.S. Treasury Notes(c,h)                                   1.250            5/31/2005           34,582,903
    9,000,000  U.S. Treasury Notes(d)                                     1.500            7/31/2005            8,992,971
    1,000,000  U.S. Treasury Notes(c,h)                                   2.375            8/15/2006            1,005,391
    6,000,000  U.S. Treasury Notes(d)                                     3.250            8/15/2008            6,036,564
    1,500,000  U.S. Treasury Notes(d)                                     3.875            2/15/2013            1,468,359
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                          160,640,060
=========================================================================================================================

Utilities (8.2%)
-------------------------------------------------------------------------------------------------------------------------
    9,500,000  American Electric Power Company, Inc.(c)                   5.250             6/1/2015            9,329,408
    2,250,000  ANR Pipeline Company                                       8.875            3/15/2010            2,531,250
   12,000,000  CalEnergy Company, Inc.                                    7.630           10/15/2007           13,553,808
    2,650,000  Calpine Corporation                                        8.500            7/15/2010            2,583,750
    1,000,000  Ferrellgas Partners, LP                                    8.750            6/15/2012            1,100,000
    4,500,000  FirstEnergy Corporation                                    7.375           11/15/2031            4,603,396
    6,973,348  FPL Energy Virginia Funding Corporation                    7.520            6/30/2019            7,581,703
    4,000,000  Kinder Morgan Energy Partners, LP                          7.500            11/1/2010            4,686,296
    3,000,000  Kinder Morgan Energy Partners, LP                          7.750            3/15/2032            3,578,943
    5,500,000  National Rural Utilities Cooperative Finance
               Corporation(b)                                             1.570             2/9/2004            5,521,890
    2,500,000  Power Contract Financing, LLC                              5.200             2/1/2006            2,537,325
    3,000,000  Power Contract Financing, LLC                              6.256             2/1/2010            3,163,020
    4,722,682  Power Receivables Finance, LLC                             6.290             1/1/2012            4,924,341
    3,000,000  PSE&G Energy Holdings, Inc.                                8.625            2/15/2008            3,273,750
    2,750,000  Public Service Company of New Mexico                       4.400            9/15/2008            2,784,749
    2,250,000  Southern Natural Gas Company                               8.875            3/15/2010            2,531,250
    5,500,000  Texas-New Mexico Power Company                             6.125             6/1/2008            5,534,798
    3,000,000  Transcontinental Gas Pipe Corporation                      8.875            7/15/2012            3,547,500
    8,000,000  TXU Corporation                                            6.375            6/15/2006            8,460,000
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 91,827,177
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $973,008,606)                                            $1,013,865,632
=========================================================================================================================

       Shares  Preferred Stock (0.6%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
    4,500,000  Australia & New Zealand Banking Group, Ltd. Capital
               Trust I(i)                                                                                      $4,491,950
       12,500  Goldman Sachs Group, Inc.(i)                                                                     1,362,525
       36,868  Morgan Stanley and Company(i)                                                                    1,246,876
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $6,999,807)                                                          7,101,351
=========================================================================================================================

       Shares  Common Stock (0.1%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
       23,100  ALLTEL Corporation(d)                                                                           $1,152,112
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $1,148,225)                                                             1,152,112
=========================================================================================================================

    Principal
       Amount  Short-Term Investments (8.9%)                      Interest Rate(j)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   $9,000,000  Amsterdam Funding Corporation                              1.080%           1/14/2004           $8,996,490
   19,810,000  Aspen Funding Corporation                                  0.980             1/2/2004           19,809,461
    2,000,000  Federal National Mortgage Association                      0.030            1/12/2004            1,999,371
    6,000,000  Federal National Mortgage Association                      1.041            1/13/2004            5,997,920
    5,000,000  Federal National Mortgage Association                      1.033            1/29/2004            4,995,988
   12,500,000  Koch Industries, Inc.                                      1.040             1/5/2004           12,498,556
    5,000,000  Sheffield Receivables Corporation                          1.090             1/5/2004            4,999,394
    5,000,000  Thunder Bay Funding, Inc.                                  1.080            1/14/2004            4,998,050
   10,000,000  Triple A-1 Funding Corporation                             1.000             1/2/2004            9,999,722
    6,000,000  Tulip Funding Corporation                                  1.080            1/20/2004            5,996,580
   20,000,000  Venture Business Trust                                     0.950             1/2/2004           19,999,472
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                               100,291,004
=========================================================================================================================

       Shares  Collateral Held for Securities Loaned              Interest Rate(k)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   45,692,144  State Street Navigator Securities Lending Prime
               Portfolio                                                  1.060%                 N/A          $45,692,144
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                     45,692,144
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $1,127,139,786)                                                     $1,168,102,243
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments excluding collateral
    held for securities loaned.

(b) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(c) All or a portion of the security is earmarked as
    collateral for options, futures or longer settling
    trades as discussed in the notes to the financial
    statements.

(d) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(e) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(f) Denotes investments purchased on a when-issued basis.

(g) In bankruptcy.

(h) At December 31, 2003, all or a portion of the denoted
    U.S. Treasury Notes and other securities, valued at
    $103,090,588, were pledged as the initial margin
    deposit or earmarked as collateral to cover open
    financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts               Date        Position         Value             Amount          loss
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures         485         March 2004           Short   $54,448,831        $54,255,406       $193,425

(i) Non-income producing security.

(j) The interest rate shown reflects the discount rate at
    the date of purchase.

(k) The interest rate shown reflects the yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2003(a)

    Principal
       Amount  Long-Term Fixed Income (90.1%)                     Interest Rate        Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (6.0%)
-------------------------------------------------------------------------------------------------------------------------
   $1,500,000  American Express Credit Account Master Trust(b,c)          1.283%           1/15/2004           $1,503,075
    2,000,000  Capital Auto Receivables Asset Trust(b)                    1.252            1/15/2004            2,001,078
    1,500,000  Citibank Credit Card Issuance Trust                        4.100            12/7/2006            1,536,482
      500,000  Citibank Credit Card Master Trust                          6.100            5/15/2008              543,072
      500,000  CPL Transition Funding, LLC                                5.010            1/15/2010              528,122
    1,500,000  Daimler Chrysler Motor Company(b,c)                        1.212            1/15/2004            1,500,666
    1,000,000  First National Master Note Trust(b)                        1.263            1/15/2004            1,001,562
    1,500,000  GMAC Mortgage Corporation Loan Trust(b)                    1.271            1/25/2004            1,500,339
    1,500,000  Honda Auto Receivables Owner Trust                         2.960            4/18/2009            1,503,750
    1,000,000  MBNA Credit Card Master Note Trust(b)                      1.273            1/15/2004            1,001,930
      500,000  MBNA Credit Card Master Note Trust                         4.950            6/15/2009              532,871
      342,773  Residential Asset Securities Corporation(b)                1.291            1/25/2004              342,793
      750,000  Toyota Auto Receivables Owner Trust                        4.390            5/15/2009              777,659
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   14,273,399
=========================================================================================================================

Basic Materials (0.7%)
-------------------------------------------------------------------------------------------------------------------------
      900,000  ICI Wilmington, Inc.                                       4.375            12/1/2008              896,617
      125,000  Peabody Energy Corporation                                 6.875            3/15/2013              131,875
      750,000  Precision Castparts Corporation                            5.600           12/15/2013              754,498
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            1,782,990
=========================================================================================================================

Capital Goods (2.2%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  Allied Waste North America, Inc.                           8.875             4/1/2008              560,000
      300,000  Ball Corporation                                           6.875           12/15/2012              313,500
      900,000  Boeing Capital Corporation(c)                              5.750            2/15/2007              972,001
      600,000  Bombardier Capital, Inc.(c)                                6.125            6/29/2006              638,250
      900,000  Hutchison Whampoa International, Ltd.                      5.450           11/24/2010              912,876
      150,000  L-3 Communication Holdings, Inc., Convertible(d)           4.000            9/15/2011              164,062
      750,000  Raytheon Company                                           4.500           11/15/2007              760,426
      700,000  Textron Financial Corporation(e)                           2.750             6/1/2006              698,554
      150,000  Tyco International Group SA, Convertible                   2.750            1/15/2018              191,438
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              5,211,107
=========================================================================================================================

Commercial Mortgage-Backed Securities (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      500,995  Banc of America Commercial Mortgage, Inc.                  3.366            7/11/2043              509,148
    1,500,000  J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(b)                                             1.482            1/14/2004            1,500,028
    1,500,000  LB-UBS Commercial Mortgage Trust                           3.323            3/15/2027            1,491,201
      882,305  Lehman Brothers "CALSTRS" Mortgage Trust                   3.988           11/20/2012              902,583
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      4,402,960
=========================================================================================================================

Communications Services (4.8%)
-------------------------------------------------------------------------------------------------------------------------
      250,000  AT&T Wireless Services, Inc.                               7.875             3/1/2011              289,286
      275,000  British Sky Broadcasting Group plc                         8.200            7/15/2009              327,390
      900,000  Comcast Cable Communications, Inc.(c)                      6.875            6/15/2009            1,014,603
      900,000  Cox Enterprises, Inc.(c)                                   8.000            2/15/2007            1,029,943
      750,000  Deutsche Telekom AG                                        8.250            6/15/2005              813,566
      500,000  EchoStar DBS Corporation                                   5.750            10/1/2008              505,625
      900,000  Intelsat, Ltd.                                             5.250            11/1/2008              926,156
      600,000  News America, Inc.(e)                                      4.750            3/15/2010              615,377
    1,250,000  Sprint Capital Corporation                                 7.625            1/30/2011            1,401,171
    1,500,000  Telecom Italia Capital                                     4.000           11/15/2008            1,509,495
      900,000  Telefonos de Mexico SA                                     4.500           11/19/2008              901,368
      600,000  TELUS Corporation                                          7.500             6/1/2007              671,486
      675,000  Verizon Pennsylvania, Inc.                                 5.650           11/15/2011              707,959
      500,000  Vivendi Universal SA                                       9.250            4/15/2010              592,500
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   11,305,925
=========================================================================================================================

Consumer Cyclical (4.4%)
-------------------------------------------------------------------------------------------------------------------------
      900,000  American Honda Finance Corporation(c)                      3.850            11/6/2008              906,232
      750,000  AOL Time Warner, Inc.(c)                                   6.125            4/15/2006              807,395
    1,250,000  Carnival Corporation(c)                                    3.750           11/15/2007            1,252,234
      250,000  Costco Wholesale Corporation, Convertible            Zero Coupon            8/19/2017              211,562
      300,000  DaimlerChrysler North American Holdings                    4.750            1/15/2008              306,941
    1,500,000  Ford Credit Floorplan Master Owner Trust(b)                1.303            1/15/2004            1,503,837
      250,000  Ford Motor Credit Company                                  7.375             2/1/2011              272,485
    1,000,000  General Motors Acceptance Corporation                      4.500            7/15/2006            1,028,763
       87,500  General Motors Corporation, Convertible(e)                 6.250            7/15/2033              112,875
      700,000  Harrahs Operating Company, Inc(c)                          5.375           12/15/2013              694,917
      150,000  Liberty Media Corporation, Convertible                     3.250            3/15/2031              156,000
      500,000  MGM Grand, Inc.                                            6.000            10/1/2009              513,750
      350,000  Mohegan Tribal Gaming Authority                            6.375            7/15/2009              361,375
      250,000  Royal Caribbean Cruises, Ltd.                              8.000            5/15/2010              272,500
      250,000  Ryland Group, Inc.                                         5.375             6/1/2008              257,500
      107,000  TJX Companies, Inc., Convertible                     Zero Coupon            2/13/2021               89,612
    1,250,000  Toyota Motor Credit Corporation                            2.875             8/1/2008            1,226,636
      500,000  Yum! Brands, Inc.                                          7.650            5/15/2008              567,500
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         10,542,114
=========================================================================================================================

Consumer Non-Cyclical (3.2%)
-------------------------------------------------------------------------------------------------------------------------
      200,000  Amgen, Inc., Convertible                             Zero Coupon             3/1/2032              150,750
    1,250,000  Bottling Group, LLC(e)                                     2.450           10/16/2006            1,244,460
      600,000  Bunge Limited Finance Corporation                          7.800           10/15/2012              693,082
    1,250,000  Coca-Cola Enterprises, Inc.(c)                             2.500            9/15/2006            1,246,604
      304,000  Fisher Scientific International, Inc.                      8.125             5/1/2012              326,040
    1,000,000  General Mills, Inc.(e)                                     2.625           10/24/2006              994,513
      750,000  Gillette Company(c)                                        3.500           10/15/2007              755,642
      500,000  Kellogg Company                                            6.000             4/1/2006              535,770
      225,000  Omnicare, Inc.                                             6.125             6/1/2013              225,562
    1,400,000  UnitedHealth Group, Inc.(c)                                3.300            1/30/2008            1,393,563
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      7,565,986
=========================================================================================================================

Energy (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      750,000  Occidental Petroleum Corporation(c)                        4.000           11/30/2007              760,813
      375,000  XTO Energy, Inc.                                           6.250            4/15/2013              394,688
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,155,501
=========================================================================================================================

Financials (17.7%)
-------------------------------------------------------------------------------------------------------------------------
    1,250,000  Australia & New Zealand Banking Group, Ltd. Capital
               Trust I                                                    4.484            1/29/2049            1,259,982
    1,500,000  Bank One Issuance Trust(b)                                 1.212            1/15/2004            1,500,666
      750,000  Bear Stearns Company, Inc.                                 3.000            3/30/2006              761,292
    1,000,000  Capital One Bank                                           4.250            12/1/2008              995,665
      750,000  Capital One Financial Corporation                          7.250             5/1/2006              811,578
      600,000  CIT Group, Inc.                                            4.000             5/8/2008              606,818
      900,000  Citigroup, Inc.(b,c)                                       1.240             2/9/2004              900,328
      900,000  Credit Suisse First Boston Mortgage Securities
               Corporation                                                3.861            3/15/2036              904,658
    1,400,000  Credit Suisse First Boston USA, Inc.                       3.875            1/15/2009            1,398,330
    1,000,000  General Electric Capital Corporation                       2.750            9/25/2006            1,003,675
    2,000,000  Honda Auto Receivables Owner Trust                         2.790            2/15/2007            1,999,878
      750,000  Honda Auto Receivables Owner Trust                         2.480            7/18/2008              751,414
      250,000  Household Finance Corporation                              5.750            1/30/2007              270,276
      350,000  Household Finance Corporation                              5.875             2/1/2009              380,087
      500,000  International Lease Finance Corporation                    4.000            1/17/2006              515,478
      900,000  John Hancock Global Funding II                             3.750            9/30/2008              898,696
    1,680,000  Lehman Brothers, Inc.(c)                                   6.539            8/15/2008            1,821,036
    1,000,000  Monumental Global Funding II                               3.850             3/3/2008            1,008,940
   15,544,000  Morgan Stanley and Company                                 5.878             3/1/2007           16,711,199
    1,500,000  National City Credit Card Master Trust(b,c)                1.313            1/15/2004            1,502,472
    1,250,000  SLM Corporation                                            4.000            1/15/2009            1,258,586
      500,000  Sovereign Bancorp, Inc.                                   10.500           11/15/2006              591,298
      750,000  TIAA Global Markets                                        4.125           11/15/2007              772,036
      500,000  Travelers Property Casualty Company, Convertible           4.500            4/15/2032              483,000
      750,000  Union Planters Bank                                        5.125            6/15/2007              798,904
      750,000  US Bancorp                                                 2.750            3/30/2006              759,237
      750,000  Washington Mutual, Inc.(e)                                 4.375            1/15/2008              771,026
      750,000  Wells Fargo Financial, Inc.                                4.875            6/12/2007              796,073
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                42,232,628
=========================================================================================================================

Foreign (2.0%)
-------------------------------------------------------------------------------------------------------------------------
      750,000  Corporacion Andina de Fomento                              6.875            3/15/2012              832,172
      750,000  Export Development Canada                                  2.750           12/12/2005              758,599
      750,000  Nordic Investment Bank                                     2.750            1/11/2006              757,474
      270,833  Pemex Finance, Ltd.                                        8.450            2/15/2007              296,806
    1,500,000  Republic of Italy                                          2.750           12/15/2006            1,499,775
      500,000  United Mexican States                                      9.875             2/1/2010              631,250
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    4,776,076
=========================================================================================================================

Mortgage-Backed Securities (8.9%)
-------------------------------------------------------------------------------------------------------------------------
   16,500,000  Federal National Mortgage Association 15-Yr.
               Conventional(f)                                            5.500             1/1/2019           17,092,977
    4,000,000  Federal National Mortgage Association 30-Yr.
               Conventional(f)                                            6.000             1/1/2034            4,133,752
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                21,226,729
=========================================================================================================================

Municipal Bonds (0.8%)
-------------------------------------------------------------------------------------------------------------------------
      500,000  Minneapolis & St. Paul Metropolitan Airports
               Commission                                                 4.850             1/1/2006              520,850
      600,000  Oregon School Boards Association Taxable Pension
               Bonds                                                Zero Coupon            6/30/2005              578,970
      750,000  Washington State Office of the State Treasurer             4.500             7/1/2007              781,920
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                            1,881,740
=========================================================================================================================

Other (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      750,000  Harvard University(c)                                      8.125            4/15/2007              871,538
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                        871,538
=========================================================================================================================

Technology (0.7%)
-------------------------------------------------------------------------------------------------------------------------
      250,000  Flextronics International, Ltd.                            6.500            5/15/2013              258,750
    1,200,000  International Business Machines Corporation(e)             2.375            11/1/2006            1,197,583
      150,000  Unisys Corporation                                         6.875            3/15/2010              162,375
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 1,618,708
=========================================================================================================================

Transportation (1.6%)
-------------------------------------------------------------------------------------------------------------------------
    1,250,000  CSX Corporation(c)                                         2.750            2/15/2006            1,253,299
      750,000  Delta Air Lines, Inc.(c)                                   6.417             7/2/2012              803,890
      250,000  Hertz Corporation                                          7.400             3/1/2011              272,094
    1,000,000  Union Pacific Company                                      3.625             6/1/2010              958,015
      736,183  United Air Lines, Inc.(g)                                  7.186             4/1/2011              631,880
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             3,919,178
=========================================================================================================================

U.S. Government (31.2%)
-------------------------------------------------------------------------------------------------------------------------
    5,000,000  Federal Home Loan Mortgage Corporation                     1.500            8/15/2005            4,981,940
    1,500,000  Federal Home Loan Mortgage Corporation                     2.750            8/15/2006            1,513,762
    1,000,000  Federal Home Loan Mortgage Corporation                     3.158           12/27/2029            1,012,056
    2,000,000  Federal National Mortgage Association(b)                   1.040            1/17/2004            1,999,944
      658,837  Federal National Mortgage Association(b)                   1.241            1/25/2004              658,922
    1,200,000  Federal National Mortgage Association                      4.000             9/2/2008            1,215,247
    1,250,000  Student Loan Marketing Association(c)                      2.000            3/15/2005            1,257,722
    1,000,000  U.S. Department of Housing and Urban Development           3.450             8/1/2006            1,025,624
    5,000,000  U.S. Treasury Notes                                        3.250            5/31/2004            5,045,900
      750,000  U.S. Treasury Notes                                        2.125           10/31/2004              755,830
    1,050,000  U.S. Treasury Notes                                        1.625            1/31/2005            1,054,060
    5,000,000  U.S. Treasury Notes(c,e)                                   1.625            3/31/2005            5,017,190
    7,750,000  U.S. Treasury Notes(c,e)                                   1.250            5/31/2005            7,729,416
    9,500,000  U.S. Treasury Notes(e)                                     1.500            7/31/2005            9,492,580
    9,341,680  U.S. Treasury Notes(c,e)                                   3.375            1/15/2007           10,119,664
      750,000  U.S. Treasury Notes(e)                                     4.375            5/15/2007              794,209
   20,450,000  U.S. Treasury Notes(e)                                     3.250            8/15/2008           20,574,628
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           74,248,694
=========================================================================================================================

Utilities (3.1%)
-------------------------------------------------------------------------------------------------------------------------
      225,000  Ferrellgas Partners, LP                                    8.750            6/15/2012              247,500
      600,000  FirstEnergy Corporation(c)                                 5.500           11/15/2006              621,505
      500,000  Indiana Michigan Power Company                             6.125           12/15/2006              541,579
      750,000  Kinder Morgan Energy Partners, LP(c)                       7.500            11/1/2010              878,680
    1,250,000  Midamerican Energy Holdings Company(c)                     3.500            5/15/2008            1,228,906
      900,000  National Rural Utilities Cooperative Finance
               Corporation(b)                                             1.570             2/9/2004              903,582
      600,000  Pinnacle West Capital Corporation                          6.400             4/1/2006              643,628
      800,000  Power Contract Financing, LLC                              5.200             2/1/2006              811,944
      745,687  Power Receivables Finance, LLC                             6.290             1/1/2012              777,527
      600,000  Texas-New Mexico Power Company                             6.125             6/1/2008              603,796
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  7,258,647
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $211,671,220)                                               214,273,920
=========================================================================================================================

       Shares  Common Stock(h)                                                                                      Value
-------------------------------------------------------------------------------------------------------------------------
        1,800  ALLTEL Corporation(e)                                                                              $89,775
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $89,472)                                                                   89,775
=========================================================================================================================

    Principal
       Amount  Short-Term Investments (9.9%)                      Interest Rate(i)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   $2,900,000  Amsterdam Funding Corporation                              1.050%            1/7/2004           $2,899,492
    8,000,000  Corporate Asset Finance Company, LLC                       1.080             1/7/2004            7,998,560
    3,000,000  Federal National Mortgage Association                      1.050             1/5/2004            2,999,650
    9,700,000  Paradigm Funding, LLC                                      0.980             1/2/2004            9,699,736
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                23,597,438
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned              Interest Rate(i)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   40,693,294  State Street Navigator Securities Lending Prime
               Portfolio                                                  1.060%                 N/A          $40,693,294
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned                                                     40,693,294
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $276,051,424)                                                         $278,654,427
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments, excluding collateral
    held for securities loaned.

(b) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(c) All or a portion of the security is earmarked as
    collateral for options, futures or longer settling
    trades as discussed in  the notes to the financial
    statements.

(d) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(e) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(f) Denotes investments purchased on a when-issued basis.

(g) In bankruptcy.

(h) The value of the denoted categories of investments
    represents less than 0.1% of the total investments of
    the Limited Maturity Bond Portfolio.

(i) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Money Market Portfolio
Schedule of Investments as of December 31, 2003(a)

    Principal
       Amount  Certificates of Deposit (4.6%)                     Interest Rate(b)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
Banking - Foreign
   $7,000,000  Deutsche Bank NY                                           1.400%            9/3/2004           $7,000,000
    6,250,000  Royal Bank of Canada                                       1.480           11/19/2004            6,249,327
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-Foreign                                                                           13,249,327
-------------------------------------------------------------------------------------------------------------------------
               Total Certificates of Deposit                                                                   13,249,327
=========================================================================================================================

    Principal
       Amount  Commercial Paper (82.9%)                           Interest Rate(b)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (38.4%)
-------------------------------------------------------------------------------------------------------------------------
  $7,250,000   Asset Securitization Cooperative Corporation               1.093%            2/3/2004           $7,242,756
    7,200,000  Barton Capital Corporation                                 1.071             1/8/2004            7,198,503
    6,175,000  Corporate Asset Finance Company, LLC                       1.102            1/15/2004            6,172,358
    7,200,000  Corporate Receivables Corporation                          1.102            1/14/2004            7,197,140
    7,200,000  Corporate Receivables Corporation                          1.092            1/28/2004            7,194,114
    1,600,000  CXC, LLC                                                   1.102            1/14/2004            1,599,364
    2,400,000  CXC, LLC                                                   1.102            1/22/2004            2,398,460
    7,200,000  CXC, LLC                                                   1.082            1/27/2004            7,194,384
    7,000,000  GOVCO, Inc.                                                1.082             2/3/2004            6,993,070
    7,000,000  GOVCO, Inc.                                                1.103            2/17/2004            6,989,947
    4,800,000  Nieuw Amsterdam Receivables Corporation                    1.102            1/23/2004            4,796,773
    7,200,000  Old Line Funding Corporation                               1.102             1/5/2004            7,199,120
    7,200,000  Sheffield Receivables Corporation                          1.101             1/7/2004            7,198,680
    7,200,000  Starfish Global Funding, LLC                               1.102            1/14/2004            7,197,140
    7,200,000  Starfish Global Funding, LLC                               1.092            1/23/2004            7,195,204
    6,885,000  Triple A-1 Funding Corporation                             1.040             1/7/2004            6,883,807
    1,800,000  Triple A-1 Funding Corporation                             1.102             1/7/2004            1,799,670
    2,960,000  Triple A-1 Funding Corporation                             1.151            1/12/2004            2,958,960
    6,000,000  Windmill Funding Corporation                               1.092             2/2/2004            5,994,187
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                  111,403,637
=========================================================================================================================

Banking - Domestic (5.4%)
-------------------------------------------------------------------------------------------------------------------------
    6,960,000  Citigroup, Inc.                                            1.071            1/26/2004            6,954,828
    1,680,000  River Fuel Company No. 2, Inc.                             1.102            1/12/2004            1,679,435
    2,140,000  River Fuel Trust No. 1                                     1.103            1/27/2004            2,138,300
    4,800,000  Society of New York Hospital Fund                          1.132            1/12/2004            4,798,343
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-Domestic                                                                          15,570,906
=========================================================================================================================

Banking - Foreign (7.1%)
-------------------------------------------------------------------------------------------------------------------------
    4,835,000  Aspen Funding Corporation                                  0.980             1/2/2004            4,834,868
    2,642,000  JMG Funding, LP                                            1.101             1/7/2004            2,641,516
    7,200,000  Svenska Handelsbanke Notes                                 1.082            2/11/2004            7,191,144
    6,000,000  UBS Finance Corporation                                    0.950             1/2/2004            5,999,842
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-Foreign                                                                           20,667,370
=========================================================================================================================

Communications (2.8%)
-------------------------------------------------------------------------------------------------------------------------
    2,400,000  SBC International, Inc.                                    1.080             1/8/2004            2,399,496
    5,670,000  SBC International, Inc.                                    1.051            1/23/2004            5,666,362
-------------------------------------------------------------------------------------------------------------------------
               Total Communications                                                                             8,065,858
=========================================================================================================================

Consumer Cyclical (4.1%)
-------------------------------------------------------------------------------------------------------------------------
    5,405,000  Toyota Credit Puerto Rico                                  1.081            1/28/2004            5,400,622
    5,071,000  Toyota Credit Puerto Rico                                  1.092            2/13/2004            5,064,398
    1,440,000  United Healthcare Corporation                              1.131            1/21/2004            1,439,096
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         11,904,116
=========================================================================================================================

Consumer Non-Cyclical (9.0%)
-------------------------------------------------------------------------------------------------------------------------
    3,853,000  Alcon Capital Corporation                                  1.101             2/3/2004            3,849,115
    3,600,000  Alcon Capital Corporation                                  1.062             2/9/2004            3,595,866
    6,000,000  Alcon Capital Corporation                                  1.062            2/18/2004            5,991,520
    5,460,000  Cargill Asia Pacific Treasury                              0.940             1/2/2004            5,459,857
    7,200,000  Cargill Global Funding plc                                 1.082            2/13/2004            7,190,712
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     26,087,070
=========================================================================================================================

Education (2.2%)
-------------------------------------------------------------------------------------------------------------------------
    3,880,000  Duke University                                            1.102             1/8/2004            3,879,170
    1,250,000  Northwestern University                                    1.102             1/6/2004            1,249,809
    1,200,000  Northwestern University                                    1.102             3/8/2004            1,197,543
-------------------------------------------------------------------------------------------------------------------------
               Total Education                                                                                  6,326,522
=========================================================================================================================

Finance (5.3%)
-------------------------------------------------------------------------------------------------------------------------
    6,960,000  GE Financial Assurance Holdings, Inc.                      1.092             2/9/2004            6,951,781
    7,200,000  General Electric Capital Corporation                       1.092            1/21/2004            7,195,640
    1,200,000  Rabobank USA Finance Corporation                           1.040            1/14/2004            1,199,549
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   15,346,970
=========================================================================================================================

Insurance (4.7%)
-------------------------------------------------------------------------------------------------------------------------
    3,670,000  American Family Financial Services, Inc.                   1.125             2/6/2004            3,665,890
    2,500,000  American Family Financial Services, Inc.                   1.120            3/25/2004            2,493,494
    7,500,000  Swiss Reinsurance Company                                  1.104            2/17/2004            7,489,230
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 13,648,614
=========================================================================================================================

Natural Gas (3.9%)
-------------------------------------------------------------------------------------------------------------------------
    7,000,000  Northern Illinois Gas Company                              1.125             3/2/2004            6,986,716
    4,520,000  Northern Illinois Gas Company                              1.155             3/2/2004            4,511,192
-------------------------------------------------------------------------------------------------------------------------
               Total Natural Gas                                                                               11,497,908
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                         240,518,971
=========================================================================================================================

   Principal
      Amount   Medium Term Notes (1.8%)                           Interest Rate(b)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------

Brokerage (0.8%)
-------------------------------------------------------------------------------------------------------------------------
  $2,400,000   Merrill Lynch & Company, Inc.                              1.472%           1/14/2005           $2,408,559
-------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                  2,408,559
=========================================================================================================================

Finance (1.0%)
-------------------------------------------------------------------------------------------------------------------------
    2,750,000  J.P. Morgan Chase & Company                                5.370            2/27/2004            2,767,418
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                    2,767,418
-------------------------------------------------------------------------------------------------------------------------
               Total Medium Term Notes                                                                          5,175,977
=========================================================================================================================

    Principal
       Amount  U.S. Government (2.5%)                             Interest Rate(b)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
    4,920,000  Federal Home Loan Mortgage Corporation                     1.051%           1/28/2004           $4,916,126
    2,400,000  Federal Home Loan Mortgage Corporation                     3.250           11/15/2004            2,435,748
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                            7,351,874
=========================================================================================================================

    Principal
       Amount  Variable Rate Notes (8.2%)(c)                      Interest Rate(b)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------

Banking - Foreign (1.7%)
-------------------------------------------------------------------------------------------------------------------------
    5,000,000  Royal Bank of Canada NY                                    1.100%           10/1/2004           $4,998,428
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-Foreign                                                                            4,998,428
=========================================================================================================================

Brokerage (0.8%)
-------------------------------------------------------------------------------------------------------------------------
    2,400,000  Merrill Lynch & Company, Inc.                              1.101            1/28/2004            2,399,991
-------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                  2,399,991
=========================================================================================================================

Consumer Cyclical (3.4%)
-------------------------------------------------------------------------------------------------------------------------
    3,600,000  American Honda Finance Corporation                         1.300            1/15/2004            3,603,842
    6,250,000  American Honda Finance Corporation                         1.370            1/22/2004            6,250,876
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          9,854,718
=========================================================================================================================

Consumer Non-Cyclical (0.6%)
-------------------------------------------------------------------------------------------------------------------------
    1,680,000  United Health Group, Inc.                                  1.770             2/9/2004            1,687,988
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      1,687,988
=========================================================================================================================

U.S. Municipal (1.7%)
-------------------------------------------------------------------------------------------------------------------------
    2,500,000  Alaska State Housing Finance Corporation                   1.400             9/1/2004            2,500,000
    2,300,000  Illinois Student Assistance Commission                     1.120           10/15/2020            2,300,000
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Municipal                                                                             4,800,000
-------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                       23,741,125
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (at amortized cost)                                                         $290,037,274
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) The interest rate shown reflects the coupon rate,
    yield, or, for securities purchased at a discount,
    the discount rate at the date of purchase.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

The accompanying notes to the financial statements
are an integral part of this schedule.

This page is intentionally left blank.

LB Series Fund, Inc.
Statement of Assets and Liabilities

                                       Small Cap          Opportunity       Mid Cap Select         Mid Cap
                                        Growth              Growth              Growth              Growth
As of December 31, 2003                Portfolio           Portfolio           Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                   $40,908,560        $287,474,737         $33,044,733        $461,496,297
Investments at value                   47,235,433         336,162,921          37,550,841         542,130,965

Cash                                          291              18,695                 475               6,814
Dividends and interest receivable           8,175              98,615               8,365             135,398
Prepaid expenses                            3,478               5,518               3,445               7,293
Receivable for investments sold                --           4,848,329              43,638           1,012,448
Receivable for fund shares sold           163,591             125,612              35,136             193,383
Receivable from affiliate                   7,687              22,633               9,736              21,500
Total Assets                           47,418,655         341,282,323          37,651,636         543,507,801

Liabilities
Accrued expenses                           11,165              22,477              13,181              21,244
Payable for investments purchased              --           3,519,808             219,168           3,049,472
Payable upon return of collateral
for securities loaned                   7,307,268          68,864,208           6,953,460          61,382,607
Payable for fund shares redeemed           44,494              28,486               8,555             212,223
Total Liabilities                       7,362,927          72,434,979           7,194,364          64,665,546

Net Assets
Capital stock (beneficial interest)    36,297,301         361,554,726          32,584,411         568,934,033
Accumulated undistributed net
investment income/(loss)                       --                  --                  --                  --
Accumulated undistributed net
realized loss on investments
and foreign currency transactions      (2,568,446)       (141,395,566)         (6,633,290)       (170,726,446)
Net unrealized appreciation/
(depreciation) on:
Investments                             6,326,873          48,688,184           4,506,108          80,634,668
Foreign currency transactions                  --                  --                  43                  --
Total Net Assets                      $40,055,728        $268,847,344         $30,457,272        $478,842,255

Capital shares outstanding              3,617,118          27,180,130           3,720,869          36,600,498

Net asset value per share                  $11.07               $9.89               $8.19              $13.08

a) Includes foreign currency holdings of $1,492,011 (cost $1,470,281).

Statement of Assets and Liabilities - continued

                                        World
                                        Growth             All Cap              Growth
As of December 31, 2003                Portfolio           Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                  $415,411,257         $54,021,448      $2,376,066,535
Investments at value                  434,154,614          58,674,451       2,610,255,405

Cash                                    1,494,789 a               296              51,195
Dividends and interest receivable         765,691              50,227           1,700,314
Prepaid expenses                            6,639               3,621              25,661
Receivable for investments sold                --             972,005          15,933,490
Receivable for fund shares sold           182,492              10,839             294,914
Receivable from affiliate                  37,450               6,298              65,361
Total Assets                          436,641,675          59,717,737       2,628,326,340

Liabilities
Accrued expenses                           37,230               9,919              64,117
Payable for investments purchased          64,330           1,615,399           8,909,763
Payable upon return of collateral
for securities loaned                  15,627,225           9,433,051         139,440,458
Payable for fund shares redeemed          200,713              11,531           1,155,211
Total Liabilities                      15,929,498          11,069,900         149,569,549

Net Assets
Capital stock (beneficial interest)   495,006,651          56,954,892       3,775,340,862
Accumulated undistributed net
investment income/(loss)                6,011,110              36,778          12,302,586
Accumulated undistributed net
realized loss on investments
and foreign currency transactions     (99,117,088)        (12,996,836)     (1,543,075,527)
Net unrealized appreciation/
(depreciation) on:
Investments                            18,743,357           4,653,003         234,188,870
Foreign currency transactions              68,147                  --                  --
Total Net Assets                     $420,712,177         $48,647,837      $2,478,756,791

Capital shares outstanding             39,601,942           6,212,972         179,933,948

Net asset value per share                  $10.62               $7.83              $13.78

a) Includes foreign currency holdings of $1,492,011 (cost $1,470,281).

Statement of Assets and Liabilities - continued

                                       Investors            Growth
                                        Growth               Stock               Value
As of December 31, 2003                Portfolio           Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                   $42,914,432         $69,538,635        $197,564,612
Investments at value                   45,180,018          79,706,419         228,957,110

Cash                                          465                 995              13,886
Dividends and interest receivable          23,942              61,174             256,891
Prepaid expenses                            3,524               3,697               4,775
Receivable for investments sold         1,226,294             213,357             526,383
Receivable for fund shares sold            40,475              49,378             293,723
Receivable from affiliate                  12,696               6,854              12,868
Total Assets                           46,487,414          80,041,874         230,065,636

Liabilities
Accrued expenses                           16,221              10,551              12,746
Payable for investments purchased         892,128              74,356                  --
Payable upon return of collateral
for securities loaned                   6,454,320          10,291,717           9,587,205
Payable for fund shares redeemed            3,574                  33              34,066
Total Liabilities                       7,366,243          10,376,657           9,634,017

Net Assets
Capital stock (beneficial interest)    39,406,427          63,841,671         209,201,506
Accumulated undistributed
net investment income/(loss)                   45                 757                 232
Accumulated undistributed net
realized loss on investments
and foreign currency transactions      (2,550,976)         (4,344,956)        (20,162,617)
Net unrealized appreciation/
(depreciation) on:
Investments                             2,265,586          10,167,784          31,392,498
Foreign currency transactions                  89                (39)                  --
Total Net Assets                      $39,121,171         $69,665,217        $220,431,619

Capital shares outstanding              4,307,556           6,834,857          22,592,192

Net asset value per share                   $9.08              $10.19               $9.76

a) Includes foreign currency holdings of $1,492,011 (cost $1,470,281).

LB Series Fund, Inc.
Statement of Assets and Liabilities - continued
                                                                               Limited               Money
                                      High Yield            Income             Maturity              Market
As of December 31, 2003                Portfolio           Portfolio        Bond Portfolio         Portfolio
-------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                  $883,583,443      $1,127,139,786        $276,051,424        $290,037,274
Investments at value                  902,098,609       1,168,102,243         278,654,427         290,037,274

Cash                                       30,299              18,677              12,313              15,042
Dividends and interest receivable      16,234,909          10,492,942           1,586,352             119,680
Prepaid expenses                           10,767              14,220               4,866               6,416
Receivable for investments sold           135,406              27,318               4,313                  --
Receivable for fund shares sold           110,638             149,514             353,942             124,967
Receivable from affiliate                  32,160              22,013              11,108              15,800
Total Assets                          918,652,788       1,178,826,927         280,627,321         290,319,179

Liabilities
Accrued expenses                           31,715              21,442              10,979              15,624
Payable for investments purchased              --          65,099,648          21,075,039                  --
Payable upon return of collateral
for securities loaned                  66,810,720          45,692,144          40,693,294                  --
Payable for fund shares redeemed          273,960             723,472              52,762           1,021,634
Payable for variation margin                   --              75,781                  --                  --
Deferred revenue                               --              79,009              21,579                  --
Total Liabilities                      67,116,395         111,691,496          61,853,653           1,037,258

Net Assets
Capital stock
(beneficial interest)               1,729,629,537       1,045,306,972         215,752,996         289,281,921
Accumulated undistributed net
investment income/(loss)                1,535,881                  --              39,569                  --
Accumulated undistributed net
realized gain/(loss) on investments
and foreign currency transactions    (898,144,191)        (18,940,573)            378,100                  --
Net unrealized appreciation/
(depreciation) on:
Investments                            18,515,166          40,962,457           2,603,003                  --
Futures contracts                              --           (193,425)                  --                  --
Total Net Assets                     $851,536,393      $1,067,135,431        $218,773,668        $289,281,921

Capital shares outstanding            165,662,233         104,621,818          21,431,730         289,281,921

Net asset value per share                   $5.14              $10.20              $10.21               $1.00

The accompanying notes to the financial statements are an integral part of this statement.

LB Series Fund, Inc.
Statement of Operations

                                         Small Cap          Opportunity        Mid Cap Select        Mid Cap
                                          Growth              Growth              Growth             Growth
For the year ended December 31, 2003     Portfolio           Portfolio           Portfolio          Portfolio
-------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                 $100,353            $723,532             $84,744         $1,254,278
Taxable interest                            14,975             100,921              10,992            197,808
Income from securities loaned                1,434              17,690                 965             16,770
Foreign dividend tax withholding            (1,151)             (4,435)               (875)            (4,375)
Total Investment Income                    115,611             837,708              95,826          1,464,481

Expenses
Adviser fees                               106,427             889,490              95,352          1,589,011
Subadviser fees                            159,641                  --             106,570                 --
Accounting and pricing fees                 13,991              39,464              13,802             39,285
Custody fees                                24,106              58,900              49,764             55,759
Printing and postage expenses                3,021              47,207               3,616             41,460
Audit and legal fees                        23,027              20,633              23,011             23,200
Directors' fees and
insurance expenses                           6,328              10,235               6,264             13,830
Other expenses                               3,593               2,852               2,217              3,325
Total Expenses Before Reimbursement        340,134           1,068,781             300,596          1,765,870

Less:
Reimbursement from advisor                 (74,061)           (179,153)            (98,669)          (176,567)
Fees paid indirectly                            (5)               (138)                 (5)              (292)
Total Net Expenses                         266,068             889,490             201,922          1,589,011

Net Investment Loss                       (150,457)            (51,782)           (106,096)          (124,530)

Realized and Unrealized Gains/
(Losses) on Investments and
Foreign Currency Transactions
Net realized gains/ (losses) on:
Investments                               (146,164)          8,165,043           2,431,414        (12,880,636)
Foreign currency transactions                   --                  --                (134)                --
Change in net unrealized appreciation/
(depreciation) on:
Investments                             10,301,755          71,209,179           4,799,413        134,389,619
Foreign currency forward contracts              --                  --                  35                 --
Foreign currency transactions                   --                  --                   8                 --

Net Realized and Unrealized Gains/
(Losses) on Investments and
Foreign Currency Transactions           10,155,591          79,374,222           7,230,736        121,508,983

Net Increase in Net Assets Resulting
From Operations                        $10,005,134         $79,322,440          $7,124,640       $121,384,453

Statement of Operations - continued

                                          World                                                     Investors
                                         Growth               All Cap             Growth              Growth
For the year ended December 31, 2003    Portfolio            Portfolio          Portfolio           Portfolio
--------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                              $8,246,986            $470,579         $20,994,346            $261,523
Taxable interest                          126,318              10,982             314,356              14,384
Tax exempt interest                            --                  --                  --                  --
Income from mortgage dollar rolls              --                  --                  --                  --
Income from securities loaned               2,424               1,383              55,348                 382
Foreign dividend tax withholding       (1,043,693)                (32)            (82,447)             (1,799)
Total Investment Income                 7,332,035             482,912          21,281,603             274,490

Expenses
Adviser fees                            1,204,354             139,197           8,904,944             114,629
Subadviser fees                         1,720,511             238,580                  --             129,913
Accounting and pricing fees                64,183              13,663             110,379              14,060
Custody fees                              232,301              18,830             167,986              92,162
Printing and postage expenses              44,614               3,616             122,235               2,246
Audit and legal fees                       22,628              23,120              82,888              23,055
Directors' fees and insurance expenses     12,844               6,612              52,689               6,441
Other expenses                              2,586               2,016               8,805               2,105
Total Expenses Before Reimbursement     3,304,021             445,634           9,449,926             384,611

Less:
Reimbursement from advisor               (378,981)            (67,854)           (544,304)           (140,067)
Fees paid indirectly                         (175)                 (3)               (678)                 (3)
Total Net Expenses                      2,924,865             377,777           8,904,944             244,541

Net Investment Income                   4,407,170             105,135          12,376,659              29,949

Realized and Unrealized Gains/
(Losses) on Investments and
Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                           (28,678,627)          2,171,327        (148,836,870)          3,643,618
Written option contracts                       --                  --             193,823                  --
Futures contracts                              --             (40,531)                 --                  --
Foreign currency transactions           1,603,182                  --                  --                  59
Change in net unrealized
appreciation/(depreciation) on:
Investments                           121,385,043           6,480,963         724,198,418           2,661,247
Futures contracts                              --                  --                  --                  --
Foreign currency forward contracts         (1,475)                 --                  --                  --
Foreign currency transactions             (17,140)                 --                  --                  94

Net Realized and Unrealized Gains/
(Losses) on Investments and
Foreign Currency Transactions          94,290,983           8,611,759         575,555,371           6,305,018

Net Increase in Net Assets Resulting
From Operations                       $98,698,153          $8,716,894        $587,932,030          $6,334,967

Statement of Operations - continued

                                         Growth
                                          Stock               Value             High Yield
For the year ended December 31, 2003    Portfolio           Portfolio           Portfolio
-----------------------------------------------------------------------------------------------
Investment Income
Dividends                                $503,262          $2,917,276          $2,357,371
Taxable interest                           14,270              60,805          72,603,464
Tax exempt interest                            --                  --                  --
Income from mortgage dollar rolls              --                  --                  --
Income from securities loaned                 581               2,489              10,584
Foreign dividend tax withholding           (6,695)             (8,839)                 --
Total Investment Income                   511,418           2,971,731          74,971,419

Expenses
Adviser fees                              171,087             888,066           3,118,763
Subadviser fees                           216,011                  --                  --
Accounting and pricing fees                15,178              14,495              61,629
Custody fees                               25,334              37,983              79,266
Printing and postage expenses               4,357              35,678              68,605
Audit and legal fees                       23,132              23,881              33,630
Directors' fees and insurance expenses      6,751               8,807              22,563
Other expenses                              2,048               2,514               3,397
Total Expenses Before Reimbursement       463,898           1,011,424           3,387,853

Less:
Reimbursement from advisor                (76,798)           (123,265)           (267,894)
Fees paid indirectly                           (2)                (93)             (1,196)
Total Net Expenses                        387,098             888,066           3,118,763
Net Investment Income                     124,320           2,083,665          71,852,656
Realized and Unrealized Gains/
(Losses) on Investments and
Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                            (1,423,158)         (3,138,642)       (106,685,639)
Written option contracts                       --                  --                  --
Futures contracts                              --                  --             (20,501)
Foreign currency transactions              (7,708)                 --                 542
Change in net unrealized appreciation/
(depreciation) on:
Investments                            14,994,582          41,595,758         225,131,120
Futures contracts                              --                  --                  --
Foreign currency forward contracts             --                  --                  --
Foreign currency transactions                (224)                 --                  --

Net Realized and Unrealized
Gains/(Losses) on Investments
and Foreign Currency Transactions       13,563,492          38,457,116        118,425,522

Net Increase in Net Assets Resulting
From Operations                        $13,687,812         $40,540,781       $190,278,178

Statement of Operations - continued

                                                              Limited                Money
                                          Income              Maturity              Market
For the year ended December 31, 2003     Portfolio         Bond Portfolio          Portfolio
--------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                 $62,344              $4,238                 $--
Taxable interest                       51,214,656           5,762,069           3,882,460
Tax exempt interest                        69,300              50,106              27,515
Income from mortgage dollar rolls       2,989,082             411,734                  --
Income from securities loaned               3,603               2,607                  --
Foreign dividend tax withholding               --                  --                  --
Total Investment Income                54,338,985           6,230,754           3,909,975

Expenses
Adviser fees                            4,464,521             766,012           1,266,807
Subadviser fees                                --                  --                  --
Accounting and pricing fees                61,093              24,078              39,134
Custody fees                               98,784              37,896              41,639
Printing and postage expenses              21,135              15,677              47,839
Audit and legal fees                       44,510              23,905              22,322
Directors' fees and insurance expenses     30,468               9,825              13,390
Other expenses                              4,741                 929               1,692
Total Expenses Before Reimbursement     4,725,252             878,322           1,432,823

Less:
Reimbursement from advisor               (260,483)           (112,149)           (165,696)
Fees paid indirectly                         (248)               (161)               (320)
Total Net Expenses                      4,464,521             766,012           1,266,807

Net Investment Income                  49,874,464           5,464,742           2,643,168

Realized and Unrealized Gains/
(Losses) on Investments
and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                            27,797,304           2,234,694                  --
Written option contracts                  307,329                  --                  --
Futures contracts                      (3,967,856)                 --                  --
Foreign currency transactions                  --                  --                  --
Change in net unrealized
appreciation/ (depreciation) on:
Investments                            16,063,263             493,492                  --
Futures contracts                         976,198                  --                  --
Foreign currency forward contracts             --                  --                  --
Foreign currency transactions                  --                  --                  --

Net Realized and Unrealized Gains/
(Losses) on Investments and
Foreign Currency Transactions          41,176,238           2,728,186                  --

Net Increase in Net Assets Resulting
From Operations                       $91,050,702          $8,192,928          $2,643,168

The accompanying notes to the financial statements are an integral part of this statement.

LB Series Fund, Inc.
Statement of Changes in Net Assets

                                         Small Cap                     Opportunity
                                      Growth Portfolio               Growth Portfolio
                                 ------------------------      -------------------------
For the years ended              12/31/2003    12/31/2002      12/31/2003     12/31/2002
----------------------------------------------------------------------------------------
Operations
Net investment income/(loss)      $(150,457)     $(94,476)       $(51,782)     $(126,658)
Net realized gains/
(losses) on:
Investments                        (146,164)   (2,423,983)      8,165,043    (68,380,714)
Foreign currency transactions            --            --              --             --
Change in net unrealized
appreciation/(depreciation) on:
Investments                      10,301,755    (4,253,424)     71,209,179    (38,061,798)
Foreign currency forward
contracts                                --            --              --             --
Foreign currency transactions            --            --              --             --

Net Change in Net Assets
Resulting From Operations        10,005,134    (6,771,883)     79,322,440   (106,569,170)

Distributions to Shareholders
From net investment income               --            --              --       (713,639)
From net realized gains                  --            --              --             --

Total Distributions to
Shareholders                             --            --              --       (713,639)

Capital Stock Transactions        9,726,317    21,401,917      (7,233,407)   (57,085,942)

Net Increase/(Decrease)
in Net Assets                    19,731,451    14,630,034      72,089,033   (164,368,751)

Net Assets, Beginning
of Period                        20,324,277     5,694,243     196,758,311    361,127,062

Net Assets, End of Period       $40,055,728   $20,324,277    $268,847,344   $196,758,311

Statement of Changes in Net Assets - continued

                                          All Cap                           Growth
                                         Portfolio                        Portfolio
                                 ------------------------         --------------------------
For the years ended              12/31/2003    12/31/2002         12/31/2003      12/31/2002
--------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)       $105,135      $(57,625)       $12,376,659     $12,880,280
Net realized gains/
(losses) on:
Investments                       2,171,327   (15,116,290)      (148,836,870)   (823,595,023)
Written option contracts                 --            --            193,823       1,397,256
Futures contracts                   (40,531)           --                 --              --
Foreign currency transactions            --            --                 --              --
Change in net unrealized
appreciation/(depreciation) on:
Investments                       6,480,963    (1,950,891)       724,198,418    (211,172,120)
Foreign currency transactions            --            --                 --              --

Net Change in Net Assets
Resulting From Operations         8,716,894   (17,124,806)       587,932,030  (1,020,489,607)

Distributions to Shareholders
From net investment income          (68,357)           --        (11,996,303)    (16,584,638)
From net realized gains                  --       (36,709)                --              --

Total Distributions
to Shareholders                     (68,357)      (36,709)       (11,996,303)    (16,584,638)

Capital Stock Transactions        4,449,620    46,326,642       (101,909,709)   (565,909,289)

Net Increase/(Decrease)
in Net Assets                    13,098,157    29,165,127        474,026,018  (1,602,983,534)

Net Assets, Beginning of Period  35,549,680     6,384,553      2,004,730,773   3,607,714,307

Net Assets, End of Period       $48,647,837   $35,549,680     $2,478,756,791  $2,004,730,773

Statement of Changes in Net Assets - continued

                                       Mid Cap Select                 Mid Cap                      World
                                      Growth Portfolio            Growth Portfolio            Growth Portfolio
                                  ------------------------    -------------------------    ------------------------
For the years ended               12/31/2003    12/31/2002    12/31/2003     12/31/2002    12/31/2003    12/31/2002
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)       $(106,096)     $(56,976)    $(124,530)     $(268,380)   $4,407,170    $4,122,507
Net realized gains/
(losses) on:
Investments                        2,431,414    (9,061,647)  (12,880,636)   (84,008,385)  (28,678,627)  (52,074,616)
Foreign currency transactions           (134)           23            --             --     1,603,182     1,122,824
Change in net unrealized
appreciation/(depreciation) on:
Investments                        4,799,413      (568,058)  134,389,619    (55,318,739)  121,385,043   (27,334,153)
Foreign currency forward
contracts                                 35            --            --             --        (1,475)        1,475
Foreign currency transactions              8            --            --             --       (17,140)      139,066

Net Change in Net Assets
Resulting From Operations          7,124,640    (9,686,658)  121,384,453   (139,595,504)   98,698,153   (74,022,897)

Distributions to Shareholders
From net investment income                --            --            --       (644,695)   (5,007,543)   (1,948,069)
From net realized gains                   --       (25,715)           --             --            --            --

Total Distributions to
Shareholders                              --       (25,715)           --       (644,695)   (5,007,543)   (1,948,069)

Capital Stock Transactions         5,770,697    21,221,130     8,664,711    (48,896,090)    3,726,676   (40,763,905)

Net Increase/(Decrease)
in Net Assets                     12,895,337    11,508,757   130,049,164   (189,136,289)   97,417,286  (116,734,871)

Net Assets, Beginning of Period   17,561,935     6,053,178   348,793,091    537,929,380   323,294,891   440,029,762

Net Assets, End of Period        $30,457,272   $17,561,935  $478,842,255   $348,793,091  $420,712,177  $323,294,891

Statement of Changes in Net Assets - continued

                                        Investors                       Growth                       Value
                                     Growth Portfolio               Stock Portfolio                Portfolio
                                 ------------------------     --------------------------    ------------------------
For the years ended              12/31/2003    12/31/2002     12/31/2003      12/31/2002    12/31/2003    12/31/2002
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)        $29,949       $24,052       $124,320         $74,364    $2,083,665      $932,577
Net realized gains/
(losses) on:
Investments                       3,643,618    (6,179,611)    (1,423,158)     (2,922,049)   (3,138,642)  (13,731,050)
Written option contracts                 --            --             --              --            --            --
Futures contracts                        --            --             --              --            --            --
Foreign currency transactions            59           220         (7,708)        (11,362)           --            --
Change in net unrealized
appreciation/(depreciation) on:
Investments                       2,661,247      (448,695)    14,994,582      (4,899,694)   41,595,758    (7,696,328)
Foreign currency transactions            94            (5)          (224)            331            --            --

Net Change in Net Assets
Resulting From Operations         6,334,967    (6,604,039)    13,687,812      (7,758,410)   40,540,781   (20,494,801)

Distributions to Shareholders
From net investment income          (29,963)      (24,426)      (113,741)        (62,130)   (2,015,737)     (936,442)
From net realized gains                  --            --             --          (3,134)           --            --

Total Distributions
to Shareholders                     (29,963)      (24,426)      (113,741)        (65,264)   (2,015,737)     (936,442)

Capital Stock Transactions        8,364,226    25,158,952     19,242,302      38,424,543    86,800,750   109,612,508

Net Increase/(Decrease)
in Net Assets                    14,669,230    18,530,487     32,816,373      30,600,869   125,325,794    88,181,265

Net Assets, Beginning of Period  24,451,941     5,921,454     36,848,844       6,247,975    95,105,825     6,924,560

Net Assets, End of Period       $39,121,171   $24,451,941    $69,665,217     $36,848,844  $220,431,619   $95,105,825

Statement of Changes in Net Assets - continued

                                           High Yield                     Income
                                           Portfolio                     Portfolio
                                  -------------------------      --------------------------
For the years ended               12/31/2003     12/31/2002      12/31/2003      12/31/2002
------------------------------------------------------------------------------------------
Operations
Net investment income            $71,852,656   $100,718,674     $49,874,464     $63,207,158
Net realized gains/(losses) on:
Investments                     (106,685,639)  (295,106,939)     27,797,304     (15,722,315)
Written option contracts                  --             --         307,329         105,339
Futures contracts                    (20,501)      (148,031)     (3,967,856)    (13,089,045)
Foreign currency transactions            542             --              --              --
Change in net unrealized
appreciation/(depreciation) on:
Investments                      225,131,120    110,515,394      16,063,263      33,208,958
Written option contracts                  --             --              --          (7,409)
Futures contracts                         --             --         976,198      (1,850,951)

Net Change in Net Assets
Resulting From Operations        190,278,178    (84,020,902)     91,050,702      65,851,735

Distributions to Shareholders
From net investment income       (70,324,837)  (100,481,777)    (49,881,065)    (63,207,158)

Total Distributions
to Shareholders                  (70,324,837)  (100,481,777)    (49,881,065)    (63,207,158)

Capital Stock Transactions        11,637,580   (103,253,756)   (120,326,205)    (80,537,817)

Net Increase/(Decrease)
in Net Assets                    131,590,921   (287,756,435)    (79,156,568)    (77,893,240)

Net Assets, Beginning
of Period                        719,945,472  1,007,701,907   1,146,291,999   1,224,185,239

Net Assets, End of Period       $851,536,393   $719,945,472  $1,067,135,431  $1,146,291,999
---------------------------------------------------------------------------------------------

Statement of Changes in Net Assets - continued

                                      Limited Maturity               Money Market
                                       Bond Portfolio                 Portfolio
                                  -------------------------     --------------------------
For the years ended               12/31/2003     12/31/2002     12/31/2003      12/31/2002
Operations
Net investment income              $5,464,742    $3,058,092     $2,643,168      $5,398,258
Net realized gains/(losses) on:
Investments                         2,234,694       374,338             --              --
Written option contracts                   --            --             --              --
Change in net unrealized
appreciation/(depreciation) on:       493,492     2,234,287             --              --

Net Change in Net Assets
Resulting From Operations           8,192,928     5,666,717      2,643,168       5,398,258

Distributions to Shareholders
From net investment income         (5,473,053)   (3,058,092)    (2,643,168)     (5,398,258)
From net realized gains            (2,138,512)           --             --              --

Total Distributions to
Shareholders                       (7,611,565)   (3,058,092)    (2,643,168)     (5,398,258)

Capital Stock Transactions         58,914,755   135,192,859    (29,609,877)    (88,801,945)

Net Increase/(Decrease)
in Net Assets                      59,496,118   137,801,484    (29,609,877)    (88,801,945)

Net Assets, Beginning of Period   159,277,550    21,476,066    318,891,798     407,693,743

Net Assets, End of Period        $218,773,668  $159,277,550   $289,281,921    $318,891,798

The accompanying notes to the financial statements are an integral part of this statement.

LB SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
As of December 31, 2003

(1) ORGANIZATION

The LB Series Fund, Inc. (the "Fund") is registered as an open-end investment company under the Investment Company Act of 1940. The Fund is divided into fourteen separate series (each a "Portfolio" and, collectively, the "Portfolios"), each with its own investment objective and policies. The Fund currently consists of ten equity portfolios, three fixed-income portfolios and one money market portfolio. The assets of each Portfolio are segregated and each has a separate class of capital stock.

At the close of business on April 25, 2003, three Portfolios of the LB
Series Fund, Inc. acquired through a tax-free exchange all of the net assets of a comparable Portfolio of the AAL Variable Product Series
Fund, Inc. The Growth Portfolio acquired all of the net assets of the
AAL Variable Product Series Fund Aggressive Growth Portfolio. The AAL
Aggressive Growth Portfolio exchanged 1,502,662 shares valued at
$8,634,777 for 779,312 shares of the Growth Portfolio. Net assets of the AAL Aggressive Growth Portfolio included unrealized depreciation of $63,036. The Value Portfolio acquired all of the net assets of the
AAL Variable Product Series Fund Equity Income Portfolio. The AAL
Equity Income Portfolio exchanged 4,282,796 shares valued at
$30,315,517 for 3,881,231 shares of the Value Portfolio. Net assets of the AAL Equity Income Portfolio included unrealized depreciation of
$2,572,860. The Money Market Portfolio acquired all of the net assets of the AAL Variable Product Series Fund Money Market Portfolio. The
AAL Money Market Portfolio exchanged 69,462,396 shares valued at
$69,462,396 for 69,462,396 shares of the Money Market Portfolio. Net assets of the AAL Money Market Portfolio included no unrealized appreciation or depreciation. The aggregate net assets of the Growth,
Value and Money Market Portfolios, immediately before the acquisition were $2,073,084,136, $99,300,593, and $277,944,305, respectively.

The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by
Thrivent Financial for Lutherans ("Thrivent Financial"), Thrivent Life
Insurance Company, an indirect wholly owned subsidiary of Thrivent
Financial for Lutherans, and retirement plans sponsored by Thrivent
Financial. The Money Market Portfolio also serves as an investment vehicle for some affiliated investment companies.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into
consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price.

For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less remaining are valued at amortized cost. Securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share.

All other securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of December 31, 2003, eight securities in the High Yield Portfolio were valued in good faith by or under the direction of the Board of Directors. These securities represented 0.09% of net assets of the High Yield Portfolio.

Fair valuation of international securities -- As many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Fund, under the supervision of the Board of Directors, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets.

(B) Foreign Currency Translation -- The accounting records of each
Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Portfolios except the Money Market Portfolio may enter into forward currency contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the
Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because the Portfolios' policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios,
accordingly, anticipate paying no federal taxes and no federal tax provision was required. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

(F) Income and Expenses -- Estimated expenses are accrued daily. The
Portfolios are charged for those expenses that are directly
attributable to them. Expenses that are not directly attributable to a
Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the
ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Fees Paid Indirectly -- The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually for all Portfolios at the close of the Fund's fiscal year. Any Portfolio subject to excise taxes would require an additional distribution at or after the close of the fiscal year.

Dividends are declared and reinvested daily for the High Yield, Income and Limited Maturity Bond Portfolios; declared daily and reinvested monthly for the Money Market Portfolio; and, declared and reinvested annually for the Small Cap Growth, Opportunity Growth, Mid Cap Select
Growth, Mid Cap Growth, World Growth, All Cap, Growth, Investors
Growth, Growth Stock, and Value Portfolios. Dividends from the Money
Market Portfolio also include any short-term net realized gains or losses on the sale of securities.

(I) Options -- Each Portfolio, with the exception of the Money Market
Portfolio, may buy put and call options and write covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the year ended December
31, 2003, the Growth Portfolio, Income Portfolio and Limited Maturity
Bond Portfolio engaged in this type of investment.

(J) Financial Futures Contracts -- Certain Portfolios may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Portfolios may be earmarked as collateral for open futures contracts. The futures contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the year ended December 31, 2003, the All Cap Portfolio, High Yield Portfolio
and Income Portfolio engaged in this type of investment.

(K) Mortgage Dollar Roll Transactions -- Certain of the Portfolios
enter into dollar roll transactions, issued by GNMA, FNMA, and FHLMC, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity)
securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to "roll over" their purchase commitments. The
Income and Limited Maturity Bond Portfolios earned $2,989,082 and
$411,734 respectively, from such fees for the year ended December 31,
2003.

(L) Securities Lending -- Effective October 31, 2003, the Fund entered into a Securities Lending Agreement (the "Agreement") with State
Street Bank and Trust Company ("State Street Bank"). The Agreement
authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Portfolios, except the Money Market
Portfolio. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities, plus any accrued interest. All cash collateral received is invested in a State Street Bank Money Market fund. As of
December 31, 2003, all Portfolios except the Money Market Portfolio had securities on loan. The value of securities loaned is as follows:

                                                   Securities
Portfolio                                           on Loan
-------------------------------------------------------------
Small Cap Growth Portfolio                      $   7,036,126
Opportunity Growth Portfolio                       66,589,171
Mid Cap Select Growth Portfolio                     6,794,438
Mid Cap Growth Portfolio                           59,602,344
World Growth Portfolio                             15,099,040
All Cap Portfolio                                   9,184,292
Growth Portfolio                                  136,066,187
Investors Growth Portfolio                          6,309,044
Growth Stock Portfolio                             10,069,648
Value Portfolio                                     9,375,236
High Yield Portfolio                               64,035,241
Income Portfolio                                   43,918,500
Limited Maturity Bond Portfolio                    38,691,120

(M) The Impact of Initial Public Offerings on Performance -- Each of
the Portfolios may invest in an initial public offering ("IPO") of a security. On occasion a Portfolio will participate in an
oversubscribed IPO. Because the IPO is oversubscribed, this presents a
Portfolio with the opportunity to "flip" or trade the security at higher prices resulting in a profit for the Portfolio. Investments in
IPO's may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio with enhanced performance from
"flipping" IPOs may not experience similar performance as its assets grow. However, participation in an IPO may result in a loss for that
Portfolio.

(N) When-Issued and Delayed Delivery Transactions -- The Portfolios
may engage in when-issued or delayed delivery transactions. To the extent that a Portfolio engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. To ensure there is no investment leveraging, assets of the Portfolio are earmarked on the trade date on the Portfolio's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

(O) Repurchase Agreements -- It is the policy of each Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments.
Additionally, procedures have been established by the Portfolios to monitor, on a daily basis, the market value of the repurchase agreement's underlying securities to ensure the existence of a proper level of collateral. If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

(P) Credit Risk -- The Portfolios may be susceptible to credit risk to the extent the issuer defaults on its payment obligation. The
Portfolios' policy is to monitor the creditworthiness of the issuer.
Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(Q) Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United
States of America requires management to make estimates and
assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(R) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- Each Portfolio pays Thrivent
Financial, the Fund's investment Adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets:

                                          $0 to          Over
(M-Millions)                              $500M         $500M
-------------------------------------------------------------
Small Cap Growth Portfolio                1.00%         0.90%
Opportunity Growth Portfolio              0.40%         0.40%
Mid Cap Select Growth Portfolio           0.90%         0.80%
Mid Cap Growth Portfolio                  0.40%         0.40%
World Growth Portfolio                    0.85%         0.85%
All Cap Portfolio                         0.95%         0.90%
Growth Portfolio                          0.40%         0.40%
Investors Growth Portfolio                0.80%         0.70%
Growth Stock Portfolio                    0.80%         0.70%
Value Portfolio                           0.60%         0.60%
High Yield Portfolio                      0.40%         0.40%
Income Portfolio                          0.40%         0.40%
Limited Maturity Bond Portfolio           0.40%         0.40%
Money Market Portfolio                    0.40%         0.40%

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above.

The Adviser pays Franklin Advisors, Inc. an annual subadvisory fee for the performance of subadvisory services for the Small Cap Growth
Portfolio. The fee payable is equal to 0.60% for the first $200 million of average daily net assets, 0.52% for the next $300 million of average daily net assets, and 0.50% of average daily net assets over $500 million.

The Adviser pays Massachusetts Financial Services Company (MFS) an annual subadvisory fee for the performance of subadvisory services for the Mid Cap Select Growth Portfolio. The fee payable is equal to
0.475% for the first $100 million of average daily net assets, 0.42%
for the next $400 million of average daily net assets, and 0.35% of average daily net assets over $500 million.

The Adviser pays T. Rowe Price International, Inc. an annual subadvisory fee for the performance of subadvisory services for the
World Growth Portfolio. The fee payable is equal to 0.50% of the
Portfolio's average daily net assets.

The Adviser pays Fidelity Management & Research Company an annual subadvisory fee for the performance of subadvisory services for the
All Cap Portfolio. The fee payable is equal to 0.60% for the first
$100 million of average daily net assets, 0.55% for the next $400 million of average daily net assets, 0.50% for the next $250 million of average daily net assets, and 0.45% of average daily net assets over $750 million.

The Adviser pays Massachusetts Financial Services Company an annual subadvisory fee for the performance of subadvisory services for the
Investors Growth Portfolio. The fee payable is equal to 0.425% for the first $100 million of average daily net assets, 0.40% for the next
$400 million of average daily net assets, and 0.35% of average daily net assets over $500 million.

The Adviser pays T. Rowe Price Associates, Inc. an annual subadvisory fee for the performance of subadvisory services for the Growth Stock
Portfolio. The fee payable is equal to 0.45% for the first $50 million of average daily net assets, 0.40% for the next $450 million of average daily net assets, and 0.35% of average daily net assets over
$500 million.

(B) Other Expenses -- All expenses in excess of each Portfolio's advisory fees were paid or reimbursed to the Fund by Thrivent
Financial pursuant to an Expense Reimbursement Agreement. The Expense
Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, Thrivent Financial and Thrivent Life Insurance
Company. The expense reimbursement agreement was terminated effective on January 1, 2004. Expense reimbursements after December 31, 2003, are voluntary and can be terminated at any time.

The Adviser also received fees pursuant to an agreement to provide accounting personnel and services to the Portfolios. For the year ended December 31, 2003, Thrivent Financial received aggregate fees for accounting personnel and services of $463,125 from the Fund.

The Fund has adopted a director fee deferral plan that allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in The Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Thrivent Financial; however, they receive no compensation from the Fund.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of
America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

                               Accumulated        Accumulated
                                       Net                Net
                                Investment           Realized         Capital
Portfolio                     Income/(Loss)        Gain/(Loss)          Stock
------------------------------------------------------------------------------
Small Cap Growth               $  150,457         $     1,701     $  (152,158)
Opportunity Growth                 51,782                  --         (51,782)
Mid Cap Select Growth             106,096                 133        (106,229)
Mid Cap Growth                    124,530                  --        (124,530)
World Growth                    1,603,940          (1,603,940)             --
Growth                                (32)          1,374,093      (1,374,061)
Investors Growth                       59                 (59)             --
Growth Stock                       (7,709)              7,709              --
Value                             (67,696)             87,914         (20,218)
High Yield                        (39,157)             39,157              --
Income                              6,601               7,430         (14,031)
Limited Maturity Bond              47,880             (47,880)             --

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                      Undistributed  Undistributed
                           Ordinary      Long-Term
Portfolio                    Income   Capital Gain
--------------------------------------------------
World Growth            $ 6,011,108       $     --
All Cap                      36,778             --
Growth                   12,368,748             --
Investors Growth                 45             --
Growth Stock                    757             --
Value                           270             --
High Yield                3,790,532             --
Limited Maturity Bond       289,033        138,684

At December 31, 2003, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

                               Capital Loss       Expiration
Portfolio                         Carryover             Year
------------------------------------------------------------
Small Cap Growth             $    2,168,894             2010
                                    108,366             2011
                             --------------
                             $    2,277,260
                             ==============

Opportunity Growth           $   67,123,059             2009
                                 60,021,339             2010
                                 10,814,693             2011
                             --------------
                             $  137,959,091
                             ==============

Mid Cap Select Growth        $    6,470,693             2010
                             ==============

Mid Cap Growth               $   62,696,503             2009
                                 75,385,490             2010
                                 30,065,596             2011
                             --------------
                             $  168,147,589
                             ==============

World Growth                 $   10,531,972             2009
                                 50,319,176             2010
                                 35,532,330             2011
                             --------------
                             $   96,383,478
                             ==============

All Cap                      $   11,053,085             2010
                                  1,857,716             2011
                             --------------
                             $   12,910,801
                             ==============

Growth                       $  304,615,661             2009
                                893,415,579             2010
                                198,439,143             2011
                             --------------
                             $1,396,470,383
                             ==============

Investors Growth             $    1,918,073             2010

Growth Stock                 $    1,542,471             2010
                                  1,349,618             2011
                             --------------
                             $    2,892,089
                             ==============

Value                        $    5,353,433             2010
                                  9,825,531             2011
                             --------------
                             $   15,178,964
                             ==============

High Yield                   $    4,536,501             2006
                                    597,597             2007
                                 14,056,111             2008
                                288,927,133             2009
                                184,350,285             2010
                                364,926,135             2011
                             --------------
                             $  857,393,762
                             ==============

Income                       $   15,292,083             2010
                             ==============

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

At December 31, 2003, Growth Portfolio and Value Portfolio, as the
successors of the reorganizations with AAL Variable Product Series
Fund, Inc. -- Aggressive Growth Portfolio and AAL Variable Product
Series Fund, Inc. -- Equity Income Portfolio, respectively, had additional accumulated net realized capital loss carryovers subject to applicable limitations on availability, to offset future capital gains, if any, as follows:

                               Capital Loss       Expiration
Portfolio                         Carryover             Year
------------------------------------------------------------
Growth                       $      756,931             2008
                                  1,886,777             2009
                                     86,917             2010
                             --------------
                             $    2,730,625
                             ==============

Value                        $      246,569             2008
                                  1,970,622             2009
                                  1,079,278             2010
                             --------------
                             $    3,296,469
                             ==============

The following Portfolios deferred, on a tax basis, the following post-October 2003 losses:

Portfolio                   Post-October Loss
---------------------------------------------
Mid Cap Growth                   $    409,891
World Growth                          178,758
Growth                              6,423,405
High Yield                         15,973,483

These amounts are deferred for tax purposes and deemed to occur in the next fiscal year.

The tax character of distributions paid during the years ended
December 31, 2003 and 2002 was as follows:

                               Ordinary Income          Long-Term Capital Gain
Portfolio                    2003          2002          2003             2002
------------------------------------------------------------------------------
Opportunity Growth            $--      $713,639           $--              $--
Mid Cap Select Growth          --        25,715            --               --
Mid Cap Growth                 --       644,695            --               --
World Growth            5,007,543     1,948,069            --               --
All Cap                    68,357        36,709            --               --
Growth                 11,996,303    16,584,638            --               --
Investors Growth           29,963        24,426            --               --
Growth Stock              113,741        65,264            --               --
Value                   2,015,737       936,442            --               --
High Yield             70,324,837   100,481,777            --               --
Income                 49,881,065    63,207,158            --               --
Limited Maturity Bond   7,428,742     3,058,092       182,823               --
Money Market            2,643,168     5,398,258            --               --

At December 31, 2003, the gross unrealized appreciation and
depreciation of investments, based on cost for federal income tax purposes, were as follows:

                                                                Net Unrealized
                          Federal    Unrealized    Unrealized     Appreciation
Portfolio                Tax Cost  Appreciation (Depreciation)   (Depreciation)
------------------------------------------------------------------------------
Small Cap Growth      $41,199,746    $6,532,883     $(497,196)      $6,035,687
Opportunity Growth    290,911,212    54,758,315    (9,506,606)      45,251,709
Mid Cap Select
Growth                 33,207,331     4,671,983      (328,473)       4,343,510
Mid Cap Growth        463,665,262    90,687,540   (12,221,837)      78,465,703
World Growth          417,966,109    55,766,215   (39,577,710)      16,188,505
All Cap                54,107,483     5,179,757      (612,789)       4,566,968
Growth              2,513,128,546   162,407,290   (65,280,431)      97,126,859
Investors Growth       43,547,336     1,986,965      (354,283)       1,632,682
Growth Stock           70,991,501     8,971,333      (256,415)       8,714,918
Value                 199,251,798    30,934,615    (1,229,303)      29,705,312
High Yield            908,360,389    47,726,412   (53,988,192)      (6,261,780)
Income              1,127,196,821    43,316,900    (2,411,478)      40,905,422
Limited Maturity
Bond                  276,061,472     2,840,546      (247,591)       2,592,955
Money Market          290,037,274            --            --               --

The difference between the book and tax cost basis is attributable to the disallowed losses on wash sales and other temporary timing differences.

(5) INVESTMENT TRANSACTIONS

(A) Purchases and Sales of Investment Securities -- For the year ended
December 31, 2003, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                 In thousands
                          -----------------------
Portfolio                 Purchases         Sales
-------------------------------------------------
Small Cap Growth            $20,953       $13,472
Opportunity Growth          175,941       181,617
Mid Cap Select Growth        28,210        22,591
Mid Cap Growth              322,293       312,836
World Growth                 96,028        96,024
All Cap                      68,149        63,059
Growth                    2,317,102     2,380,953
Investors Growth             83,451        75,664
Growth Stock                 37,938        20,019
Value                       101,055        47,012
High Yield                  687,222       677,752
Income                      873,992       824,848
Limited Maturity Bond       142,300        80,723

Purchases and sales of U.S. Government securities were:

                                 In thousands
                          -----------------------
Portfolio                 Purchases         Sales
-------------------------------------------------
Income                   $1,752,209    $1,923,162
Limited Maturity Bond       393,439       375,586

(B) Investments in Restricted Securities -- The High Yield Portfolio
owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933.
Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was
$14,819,728 at December 31, 2003, which represented 1.74% of the net assets of the High Yield Portfolio. The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities -- The High Yield
Portfolio invests primarily in high-yielding fixed-income securities.
All of the other Portfolios, except the Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts -- The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio's hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the
Portfolio.

(E) Written Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the year ended December 31, 2003 were as follows:

                                         Growth Portfolio
                                    -----------------------
                                    Number of       Premium
                                    Contracts        Amount
-----------------------------------------------------------
Balance at December 31, 2002              --            $--
Opened                                15,718      2,030,229
Closed                               (12,394)    (1,714,229
Expired                               (1,789)      (104,120)
Exercised                             (1,535)      (211,880)
                                ------------     ----------
Balance at December 31, 2003              --            $--
                                ============     ==========

                                        Income Portfolio
                                    -----------------------
                                    Number of       Premium
                                    Contracts        Amount
-----------------------------------------------------------
Balance at December 31, 2002               --           $--
Opened                                  2,625     1,444,677
Closed                                 (2,175)   (1,280,239)
Expired                                  (450)     (164,438)
Exercised                                  --            --
                                 ------------    ----------
Balance at December 31, 2003               --           $--
                                 ============    ==========

(6) CAPITAL STOCK
The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Fund are currently sold only to separate accounts of Thrivent Financial, Thrivent Life Insurance
Company and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of two billion shares
as follows:

                              Shares        Par
Portfolio                   Authorized    Value
-----------------------------------------------
Small Cap Growth            50,000,000    $0.01
Opportunity Growth         100,000,000     0.01
Mid Cap Select Growth       50,000,000     0.01
Mid Cap Growth             100,000,000     0.01
World Growth               100,000,000     0.01
All Cap                     50,000,000     0.01
Growth                     350,000,000     0.01
Investors Growth            50,000,000     0.01
Growth Stock                50,000,000     0.01
Value                       50,000,000     0.01
High Yield                 300,000,000     0.01
Income                     200,000,000     0.01
Limited Maturity Bond       50,000,000     0.01
Money Market               500,000,000     0.01

Transactions in capital stock were as follows:

                                                               Portfolios
                           -------------------------------------------------------------------------------
                                    Small Cap                   Opportunity                Mid Cap
                                      Growth                      Growth                Select Growth
                           ------------------------   -------------------------   ------------------------
Year Ended
December 31, 2002               Shares        Amount        Shares        Amount        Shares        Amount
------------------------   -----------   -----------   -----------   -----------   -----------   -----------
Sold                         2,342,249   $23,139,294       680,337    $5,211,960     2,692,023   $22,948,695
Dividends and
distributions reinvested            --            --        77,081       713,639         2,752        25,715
Redeemed                      (242,237)   (1,737,377)   (7,822,236)  (63,011,541)     (319,010)   (1,753,280)
                           -----------   -----------   -----------   -----------   -----------   -----------
Net change                   2,100,012   $21,401,917    (7,064,818) $(57,085,942)    2,375,765   $21,221,130
                           ===========   ===========   ===========   ===========   ===========   ===========

Year Ended
December 31, 2003
------------------------
Sold                         1,845,852   $17,485,023     2,637,669   $21,320,215     1,779,774   $12,765,653
Redeemed                      (868,507)   (7,758,706)   (3,774,627)  (28,553,622)   (1,005,783)   (6,994,956)
                           -----------   -----------   -----------   -----------   -----------   -----------
Net change                     977,345    $9,726,317    (1,136,958)   $7,233,407)      773,991    $5,770,697
                           ===========   ===========   ===========   ===========   ===========   ===========

                                                               Portfolios
                           -------------------------------------------------------------------------------
                                    Mid Cap                      World
                                    Growth                       Growth                      All Cap
                           ------------------------   -------------------------   ------------------------
Year Ended
December 31, 2002               Shares        Amount        Shares        Amount        Shares        Amount
------------------------   -----------   -----------   -----------   -----------   -----------   -----------
Sold                         2,339,023   $24,915,738     2,128,501   $17,255,555     5,320,519   $48,505,799
Dividends and
distributions reinvested        53,297       644,695       203,049     1,948,069         3,838        36,709
Redeemed                    (7,410,054)  (74,456,523)   (6,988,840)  (59,967,529)     (343,894)   (2,215,866)
                           -----------   -----------   -----------   -----------   -----------   -----------
Net change                  (5,017,734) $(48,896,090)   (4,657,290) $(40,763,905)    4,980,463   $46,326,642
                           ===========   ===========   ===========   ===========   ===========   ===========

Year Ended
December 31, 2003
------------------------
Sold                         5,024,073   $57,232,893     6,187,136  $ 53,934,818     2,015,036   $13,798,255
Dividends and
distributions reinvested            --            --       671,694     5,007,543         8,731        68,357
Redeemed                    (4,661,508)  (48,568,182)   (6,529,914)  (55,215,685)   (1,410,924)   (9,416,992)
                           -----------   -----------   -----------   -----------   -----------   -----------
Net change                     362,565    $8,664,711       328,916    $3,726,676       612,843    $4,449,620
                           ===========   ===========   ===========   ===========   ===========   ===========

                                                               Portfolios
                           -------------------------------------------------------------------------------
                                                             Investors
                                    Growth                     Growth                   Growth Stock
                           ------------------------   -------------------------   ------------------------
Year Ended
December 31, 2002               Shares         Amount        Shares        Amount        Shares        Amount
------------------------   -----------    -----------   -----------   -----------   -----------   -----------
Sold                         2,837,266    $31,930,768     2,905,068   $26,524,198     4,403,821   $40,595,011
Dividends and
distributions reinvested     1,189,087     16,584,638         3,293        24,427         8,258        65,264
Redeemed                   (51,858,823)  (614,424,695)     (192,870)   (1,389,673)     (297,238)   (2,235,732)
                           -----------    -----------   -----------   -----------   -----------   -----------
Net change                 (47,832,470) ($565,909,289)    2,715,491   $25,158,952     4,114,841   $38,424,543

Year Ended
December 31, 2003
------------------------
Sold                        18,663,152   $217,054,665     1,883,565   $15,628,090     3,131,519   $27,795,351
Issued in connection
with acquisition of
the AAL Aggressive
Growth Portfolio               779,312      4,208,880            --            --            --            --
Dividends and
distributions reinvested     1,168,217     11,996,303         3,299        29,963        11,159       113,741
Redeemed                   (29,426,316)  (335,169,557)     (882,097)   (7,293,827)   (1,037,698)   (8,666,790)
                           -----------    -----------   -----------   -----------   -----------   -----------
Net change                  (8,815,635) ($101,909,709)    1,004,767    $8,364,226     2,104,980   $19,242,302
                           ===========    ===========   ===========   ===========   ===========   ===========

                                                               Portfolios
                           ----------------------------------------------------------------------------------
                                                                High
                                     Value                      Yield                      Income
                           ------------------------   -------------------------   ---------------------------
Year Ended
December 31, 2002               Shares         Amount        Shares         Amount        Shares        Amount
------------------------   -----------    -----------   -----------    -----------   -----------   -----------
Sold                        11,686,332   $110,356,494     3,032,497    $13,067,068     3,033,459   $26,749,701
Dividends and
distributions reinvested       120,742        936,441    20,693,319    100,481,777     6,486,996    63,207,158
Redeemed                      (209,073)    (1,680,427)  (46,363,322)  (216,802,601)  (17,849,648) (170,494,676)
                           -----------    -----------   -----------    -----------   -----------   -----------
Net change                  11,598,001   $109,612,508   (22,637,506) $(103,253,756)   (8,329,193) $(80,537,817)
                           ===========    ===========   ===========    ===========   ===========   ===========

Year Ended
December 31, 2003
------------------------
Sold                         7,287,280    $87,640,742     8,712,487    $42,181,021     6,121,083   $61,591,408
Issued in connection
with acquisition of
the AAL Equity Income
Portfolio                    3,881,231      5,951,597            --             --            --            --
Dividends and
distributions reinvested       206,594      2,015,737    14,684,952     70,324,837     4,956,115    49,881,065
Redeemed                    (1,063,796)    (8,807,326)  (21,403,217)  (100,868,278)  (23,057,585) (231,798,678)
                           -----------    -----------   -----------    -----------   -----------   -----------
Net change                  10,311,309    $86,800,750     1,994,222    $11,637,580   (11,980,387)$(120,326,205)
                           ===========    ===========   ===========    ===========   ===========   ===========

                                                Portfolios
                           -------------------------------------------------------
                                 Limited Maturity              Money
                                     Bond                      Market
                           ------------------------   ----------------------------
Year Ended
December 31, 2002               Shares         Amount        Shares         Amount
------------------------   -----------    -----------   -----------    -----------
Sold                        14,178,737   $141,837,680    65,513,590    $65,513,590
Dividends and
distributions reinvested       304,614      3,058,092     5,398,258      5,398,258
Redeemed                      (965,834)    (9,702,913) (159,713,793)  (159,713,793)
                           -----------    -----------   -----------    -----------
Net change                  13,517,517   $135,192,859   (88,801,945)  $(88,801,945)
                           ===========    ===========   ===========    ===========

Year Ended
December 31, 2003
------------------------
Sold                         9,831,117   $100,608,578   171,924,976   $171,924,976
Issued in connection
with acquisition of
the AAL Money Market
Portfolio                           --             --    69,462,396     69,462,396
Dividends and
distributions reinvested       743,874      7,611,565     2,643,168      2,643,168
Redeemed                    (4,827,404)   (49,305,388) (273,640,417)  (273,640,417)
                           -----------    -----------   -----------    -----------
Net change                   5,747,587    $58,914,755   (29,609,877)  $(29,609,877)
                           ===========    ===========   ===========    ===========

(7) LINE OF CREDIT

The LB Series Fund, Inc., along with the AAL Variable Product Series
Fund, Inc., The Lutheran Brotherhood Family of Funds, and The AAL
Mutual Funds are party to an unsecured $75 million bank line of credit agreement with State Street Bank and Trust Company, expiring on April
29, 2004. Borrowings under the agreement would bear interest at the
Federal Funds rate plus 0.50%. The Portfolios are allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions. The Portfolios did not borrow against the line during the year ended December 31, 2003.

LB Series Fund, Inc.
Financial Highlights

                                                                                    Small Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
                                                                           Year                Year              Period
                                                                          Ended               Ended               Ended
For a share outstanding throughout each period (a)                   12/31/2003          12/31/2002       12/31/2001(f)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $7.70              $10.55              $10.00

Income from Investment Operations
Net investment income/(loss)                                              (0.04)              (0.04)              (0.01)
Net realized and unrealized gain/(loss)
on investments (b)                                                         3.41               (2.81)               0.56
Total from Investment Operations                                           3.37               (2.85)               0.55

Less Distributions from
Net investment income                                                        --                  --                  --
Net realized gain on investments                                             --                  --                  --
Total Distributions                                                          --                  --                  --

Net Asset Value, End of period                                           $11.07               $7.70              $10.55

Total return (c)                                                          43.83%             (27.02)%              5.50%
Net assets, end of period (in millions)                                   $40.1               $20.3                $5.7
Ratio of expenses to average net assets (d)                                1.00%               1.00%               1.00%
Ratio of net investment income/(loss)
to average net assets (d)                                                 (0.57)%             (0.52)%             (0.74)%
Portfolio turnover rate                                                      52%                 29%                  0%

If the Adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)                                1.28%               1.11%
Ratio of net investment loss to average net assets (e)                    (0.85)%             (0.63)%

Financial Highlights - continued

                                                                        Opportunity Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------
                                                  Year              Year              Year              Year              Year
For a share outstanding                          Ended             Ended             Ended             Ended             Ended
throughout each period (a)                  12/31/2003        12/31/2002        12/31/2001        12/31/2000        12/31/1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $6.95            $10.21            $13.25            $14.10            $11.06

Income from Investment Operations
Net investment income/(loss)                        --                --              0.02              0.04             (0.01)
Net realized and unrealized gain/(loss)
on investments (b)                                2.94             (3.24)            (2.36)            (0.89)             3.05
Total from Investment Operations                  2.94             (3.24)            (2.34)            (0.85)             3.04

Less Distributions from
Net investment income                               --             (0.02)            (0.04)               --                --
Net realized gain on investments                    --                --             (0.66)               --                --
Total Distributions                                 --             (0.02)            (0.70)               --                --

Net Asset Value, End of period                   $9.89             $6.95            $10.21            $13.25            $14.10

Total return (c)                                 42.35%           (31.77)%          (18.01)%           (6.05)%           27.55%
Net assets, end of period (in millions)         $268.8            $196.8            $361.1            $457.4            $436.9
Ratio of expenses to average net assets (d)       0.40%             0.40%             0.40%             0.40%             0.40%
Ratio of net investment income/(loss)
to average net assets (d)                        (0.02)%           (0.05)%            0.19%             0.26%            (0.09)%
Portfolio turnover rate                             82%              130%              138%              147%               60%

If the Adviser had not reimbursed expenses and
the Portfolio had not received credits for
fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)       0.48%             0.47%
Ratio of net investment loss to average net
assets (e)                                       (0.10)%           (0.12)%

Financial Highlights - continued

                                                            Mid Cap Select Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------
                                                                          Year                Year              Period
                                                                         Ended               Ended               Ended
 For a share outstanding throughout each period (a)                 12/31/2003          12/31/2002       12/31/2001(f)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $5.96              $10.60              $10.00

Income from Investment Operations
Net investment income/(loss)                                             (0.03)             (0.02)                  --
Net realized and unrealized gain/(loss)
on investments (b)                                                        2.26              (4.60)                0.60
Total from Investment Operations                                          2.23              (4.62)                0.60

Less Distributions from
Net investment income                                                       --                  --                  --
Net realized gain on investments                                            --              (0.02)                  --
Total Distributions                                                         --              (0.02)                  --

Net Asset Value, End of period                                           $8.19              $5.96               $10.60

Total return (c)                                                         37.34%            (43.66)%               5.99%
Net assets, end of period (in millions)                                  $30.5              $17.6                 $6.1
Ratio of expenses to average net assets (d)                              0.90%               0.90%                0.90%
Ratio of net investment income/(loss)
to average net assets (d)                                               (0.47)%             (0.36)%              (0.53)%
Portfolio turnover rate                                                   105%                171%                  15%

If the Adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)                              1.34%               1.02%
Ratio of net investment loss to average net assets (e)                  (0.91)%             (0.48)%

Financial Highlights - continued

                                                         Mid Cap Growth Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                                   Year              Year              Year              Year              Year
For a share outstanding                           Ended             Ended             Ended             Ended             Ended
throughout each period (a)                   12/31/2003        12/31/2002        12/31/2001        12/31/2000        12/31/1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                               $9.63            $13.04            $17.59            $16.62            $11.13

Income from Investment Operations
Net investment income/(loss)                         --                --              0.01              0.07              0.02
Net realized and unrealized gain/(loss)
on investments (b)                                 3.45             (3.39)            (3.39)             2.24              5.49
Total from Investment Operations                   3.45             (3.39)            (3.38)             2.31              5.51

Less Distributions from
Net investment income                                --             (0.02)            (0.07)               --             (0.02)
Net realized gain on investments                     --                --             (1.10)            (1.34)               --
Total Distributions                                  --             (0.02)            (1.17)            (1.34)            (0.02)

Net Asset Value, End of period                   $13.08             $9.63            $13.04            $17.59            $16.62

Total return (c)                                  35.92%           (26.09)%          (19.74)%           13.37%            49.64%
Net assets, end of period (in millions)          $478.8            $348.8            $537.9            $588.6            $271.7
Ratio of expenses to average net assets (d)        0.40%             0.40%             0.40%             0.40%             0.40%
Ratio of net investment income/(loss)
to average net assets (d)                         (0.03)%           (0.06)%            0.12%             0.49%             0.26%
Portfolio turnover rate                              79%               51%              121%              117%              148%

If the Adviser had not reimbursed expenses and
the Portfolio had not received credits for fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)        0.44%             0.45%
Ratio of net investment income/(loss)
to average net assets (e)                         (0.07)%           (0.11)%

Financial Highlights - continued

                                                                             World Growth Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                                   Year              Year              Year              Year              Year
For a share outstanding                           Ended             Ended             Ended             Ended             Ended
throughout each period (a)                   12/31/2003        12/31/2002        12/31/2001        12/31/2000        12/31/1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                               $8.23            $10.02            $13.83            $16.93            $12.67

Income from Investment Operations
Net investment income/(loss)                       0.11              0.10              0.07              0.06              0.11
Net realized and unrealized gain/(loss)
on investments (b)                                 2.41             (1.85)            (2.81)            (2.73)             4.21
Total from Investment Operations                   2.52             (1.75)            (2.74)            (2.67)             4.32

Less Distributions from
Net investment income                             (0.13)            (0.04)            (0.05)               --             (0.06)
Net realized gain on investments                     --                --             (1.02)            (0.43)               --
Total Distributions                               (0.13)            (0.04)            (1.07)            (0.43)            (0.06)

Net Asset Value, End of period                   $10.62             $8.23            $10.02            $13.83            $16.93

Total return (c)                                  31.27%           (17.43)%          (21.03)%          (16.12)%           34.13%
Net assets, end of period (in millions)          $420.7            $323.3            $440.0            $561.3            $550.1
Ratio of expenses to average net assets (d)        0.85%             0.85%             0.85%             0.85%             0.85%
Ratio of net investment income/(loss)
to average net assets (d)                          1.28%             1.08%             0.68%             0.44%             0.89%
Portfolio turnover rate                              26%               20%               30%               38%               23%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)        0.96%             0.95%
Ratio of net investment income/(loss)
to average net assets (e)                          1.17%             0.98%

Financial Highlights - continued

                                                                                        All Cap Portfolio
------------------------------------------------------------------------------------------------------------------------
                                                                           Year                Year              Period
For a share outstanding                                                   Ended               Ended               Ended
throughout each period (a)                                           12/31/2003          12/31/2002       12/31/2001(f)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $6.35              $10.30              $10.00

Income from Investment Operations
Net investment income/(loss)                                               0.02               (0.01)                 --
Net realized and unrealized gain/(loss)
on investments (b)                                                         1.47               (3.93)               0.30
Total from Investment Operations                                           1.49               (3.94)               0.30

Less Distributions from
Net investment income                                                     (0.01)                 --                  --
Net realized gain on investments                                             --               (0.01)                 --
Total Distributions                                                       (0.01)              (0.01)                 --

Net Asset Value, End of period                                            $7.83               $6.35              $10.30

Total return (c)                                                          23.52%             (38.33)%              3.10%
Net assets, end of period (in millions)                                   $48.6               $35.5                $6.4
Ratio of expenses to average net assets (d)                                0.95%               0.95%               0.95%
Ratio of net investment income/(loss)
to average net assets (d)                                                  0.26%              (0.18)%             (0.36)%
Portfolio turnover rate                                                     163%                192%                 29%

If the Adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)                                1.12%               1.03%
Ratio of net investment income/(loss)
to average net assets (e)                                                  0.09%              (0.26)%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Prior to the year ended December 31, 2002, ratios were not calculated due to a contractual arrangement between the Portfolios and the Adviser to reimburse all expenses in excess of Advisory fees.

(f) Since Portfolio inception, November 30, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.

LB Series Fund, Inc.
Financial Highlights - continued

                                                                                             Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                   Year              Year              Year              Year              Year
For a share outstanding                           Ended             Ended             Ended             Ended             Ended
throughout each period (a)                   12/31/2003        12/31/2002        12/31/2001        12/31/2000        12/31/1999
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $10.62            $15.25            $24.06            $30.24            $23.51

Income from Investment Operations

Net investment income                              0.07              0.07              0.07              0.13              0.11
Net realized and unrealized gain/(loss)
on investments (b)                                 3.15             (4.63)            (4.13)            (1.18)             9.14
Total from Investment Operations                   3.22             (4.56)            (4.06)            (1.05)             9.25

Less Distributions from
Net investment income                             (0.06)            (0.07)            (0.05)            (0.08)            (0.11)
Net realized gain on investments                     --                --             (4.70)            (5.05)            (2.41)
Total Distributions                               (0.06)            (0.07)            (4.75)            (5.13)            (2.52)

Net Asset Value, End of period                   $13.78            $10.62            $15.25            $24.06            $30.24

Total return (c)                                  30.49%           (29.99)%          (19.13)%           (4.95)%           43.61%
Net assets, end of period (in millions)        $2,478.8          $2,004.7          $3,607.7          $4,695.7          $4,913.3
Ratio of expenses to average net assets (d)        0.40%             0.40%             0.40%             0.40%             0.40%
Ratio of net investment income
to average net assets (d)                          0.56%             0.48%             0.43%             0.48%             0.45%
Portfolio turnover rate                             101%               83%               94%              108%              124%

If the Adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)        0.42%             0.42%
Ratio of net investment income/(loss)
to average net assets (e)                          0.54%             0.46%

Financial Highlights - continued

                                                                                 Investors Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
                                                                           Year                Year              Period
                                                                          Ended               Ended               Ended
For a share outstanding throughout each period (a)                   12/31/2003          12/31/2002       12/31/2001(g)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $7.40              $10.08              $10.00

Income from Investment Operations

Net investment income                                                      0.01                0.01                  --
Net realized and unrealized gain/(loss)
on investments (b)                                                         1.68               (2.68)               0.08
Total from Investment Operations                                           1.69               (2.67)               0.08

Less Distributions from
Net investment income                                                     (0.01)              (0.01)                 --
Net realized gain on investments                                             --                  --                  --
Total Distributions                                                       (0.01)              (0.01)                 --

Net Asset Value, End of period                                            $9.08               $7.40              $10.08

Total return (c)                                                          22.75%             (26.53)%              0.89%
Net assets, end of period (in millions)                                   $39.1               $24.5                $5.9
Ratio of expenses to average net assets (d)                                0.80%               0.80%               0.80%
Ratio of net investment income
to average net assets (d)                                                  0.10%               0.12%               0.05%
Portfolio turnover rate                                                     261%                214%                 13%

If the Adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)                                1.26%               0.90%
Ratio of net investment income/(loss)
to average net assets (e)                                                 (0.36)%              0.02%

Financial Highlights - continued

                                                                                    Growth Stock Portfolio
------------------------------------------------------------------------------------------------------------------------
                                                                           Year                Year              Period
                                                                          Ended               Ended               Ended
For a share outstanding throughout each period (a)                   12/31/2003          12/31/2002       12/31/2001(g)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $7.79              $10.16              $10.00

Income from Investment Operations
Net investment income                                                      0.02                0.01                  --
Net realized and unrealized gain/(loss)
on investments (b)                                                         2.40               (2.37)               0.16
Total from Investment Operations                                           2.42               (2.36)               0.16

Less Distributions from
Net investment income                                                     (0.02)              (0.01)                 --
Net realized gain on investments                                             --                  --                  --
Total Distributions                                                       (0.02)              (0.01)                 --
Net Asset Value, End of period                                           $10.19               $7.79              $10.16

Total return (c)                                                          31.05%             (23.20)%              1.63%
Net assets, end of period (in millions)                                   $69.7               $36.8                $6.2
Ratio of expenses to average net assets (d)                                0.80%               0.80%               0.80%
Ratio of net investment income
to average net assets (d)                                                  0.26%               0.26%               0.37%
Portfolio turnover rate                                                      41%                 37%                  3%

If the Adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)                                0.96%               0.89%
Ratio of net investment income/(loss)
to average net assets (e)                                                  0.10%               0.17%

Financial Highlights - continued

                                                                                        Value Portfolio
------------------------------------------------------------------------------------------------------------------------
                                                                           Year                Year              Period
                                                                          Ended               Ended               Ended
For a share outstanding throughout each period (a)                   12/31/2003          12/31/2002       12/31/2001(g)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $7.74              $10.14             $10.00

Income from Investment Operations
Net investment income                                                      0.09                0.07               0.01
Net realized and unrealized gain/(loss)
on investments (b)                                                         2.02               (2.39)              0.13
Total from Investment Operations                                           2.11               (2.32)              0.14

Less Distributions from
Net investment income                                                     (0.09)              (0.08)                --
Net realized gain on investments                                             --                  --                 --
Total Distributions                                                       (0.09)              (0.08)                --
Net Asset Value, End of period                                            $9.76               $7.74             $10.14

Total return (c)                                                          27.08%             (22.85)%             1.44%
Net assets, end of period (in millions)                                  $220.4               $95.1               $6.9
Ratio of expenses to average net assets (d)                                0.60%               0.60%              0.60%
Ratio of net investment income
to average net assets (d)                                                  1.41%               1.39%              0.87%
Portfolio turnover rate                                                      32%                104%                --

If the Adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)                                0.68%               0.66%
Ratio of net investment income/(loss)
to average net assets (e)                                                  1.33%               1.33%

Financial Highlights - continued

                                                                                       High Yield Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                   Year              Year              Year              Year              Year
For a share outstanding                           Ended             Ended             Ended             Ended             Ended
throughout each period (a)                   12/31/2003        12/31/2002        12/31/2001        12/31/2000        12/31/1999
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $4.40             $5.41             $6.39             $9.09             $9.16

Income from Investment Operations
Net investment income                              0.44              0.56              0.78              0.99              0.99
Net realized and unrealized gain/(loss)
on investments (b)                                 0.73             (1.01)            (0.98)            (2.70)            (0.07)
Total from Investment Operations                   1.17             (0.45)            (0.20)            (1.71)             0.92

Less Distributions from
Net investment income                             (0.43)            (0.56)            (0.78)            (0.99)            (0.99)
Net realized gain on investments                     --                --                --                --                --
Total Distributions                               (0.43)            (0.56)            (0.78)            (0.99)            (0.99)
Net Asset Value, End of period                    $5.14             $4.40             $5.41             $6.39             $9.09

Total return (c)                                  28.00%            (8.65)%           (3.60)%          (20.56)%           10.52%
Net assets, end of period (in millions)          $851.5            $719.9          $1,007.7          $1,150.3          $1,525.7
Ratio of expenses to average net assets            0.40%             0.40%             0.40%             0.40%             0.40%
Ratio of net investment income
to average net assets                              9.22%            11.64%            12.95%            12.16%            10.71%
Portfolio turnover rate (f)                          86%               79%               80%               62%               59%

If the Adviser had not reimbursed expenses and
the Portfolio had not received credits for fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)        0.43%             0.43%
Ratio of net investment income to average net
assets (e)                                         9.19%            11.61%

Financial Highlights - continued

                                                                               Income Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                   Year              Year              Year              Year              Year
For a share outstanding                           Ended             Ended             Ended             Ended             Ended
throughout each period (a)                   12/31/2003        12/31/2002        12/31/2001        12/31/2000        12/31/1999
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $9.83             $9.80             $9.71             $9.41            $10.21

Income from Investment Operations
Net investment income                              0.45              0.51              0.61              0.64              0.59
Net realized and unrealized gain/(loss)
on investments (b)                                 0.37              0.03              0.09              0.30             (0.80)
Total from Investment Operations                   0.82              0.54              0.70              0.94             (0.21)

Less Distributions from
Net investment income                             (0.45)            (0.51)            (0.61)            (0.64)            (0.59)
Net realized gain on investments                     --                --                --                --                --
Total Distributions                               (0.45)            (0.51)            (0.61)            (0.64)            (0.59)
Net Asset Value, End of period                   $10.20             $9.83             $9.80             $9.71             $9.41

Total return (c)                                   8.51%             5.75%             7.38%            10.36%            (2.01)%
Net assets, end of period (in millions)        $1,067.1          $1,146.3          $1,224.2          $1,095.0          $1,066.0
Ratio of expenses to average net assets            0.40%             0.40%             0.40%             0.40%             0.40%
Ratio of net investment income
to average net assets                              4.47%             5.29%             6.12%             6.83%             6.09%
Portfolio turnover rate (f)                         251%              151%              190%              136%               91%

If the Adviser had not reimbursed expenses and
the Portfolio had not received credits for fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)        0.42%             0.43%
Ratio of net investment income to average net
assets (e)                                         4.45%             5.26%

Financial Highlights - continued

                                                                                Limited Maturity Bond Portfolio
------------------------------------------------------------------------------------------------------------------------
                                                                           Year                Year              Period
                                                                          Ended               Ended               Ended
For a share outstanding throughout each period (a)                   12/31/2003          12/31/2002       12/31/2001(g)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $10.16               $9.91             $10.00

Income from Investment Operations
Net investment income                                                      0.29                0.32               0.03
Net realized and unrealized gain/(loss)
on investments (b)                                                         0.15                0.25              (0.09)
Total from Investment Operations                                           0.44                0.57              (0.06)

Less Distributions from
Net investment income                                                     (0.29)              (0.32)             (0.03)
Net realized gain on investments                                          (0.10)                 --                 --
Total Distributions                                                       (0.39)              (0.32)             (0.03)

Net Asset Value, End of period                                           $10.21              $10.16               $9.91

Total return (c)                                                           4.48%               5.78%              (0.61)%
Net assets, end of period (in millions)                                  $218.8              $159.3               $21.5
Ratio of expenses to average net assets                                    0.40%               0.40%               0.40%
Ratio of net investment income
to average net assets                                                      2.85%               3.11%               3.24%
Portfolio turnover rate (f)                                                 255%                236%                 24%

If the Adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (e)                                0.46%               0.46%
Ratio of net investment income to average net assets (e)                   2.79%               3.05%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Prior to the year ended December 31, 2002, ratios were not calculated due to a contractual arrangement between the Portfolios and the Adviser to reimburse all expenses in excess of Advisory fees.

(f) Portfolio turnover rates prior to the year ended December 31, 2003, excluded the effect of participation in mortgage dollar roll transactions.

(g) Since Portfolio inception, November 30, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.

LB Series Fund, Inc.
Financial Highlights - continued

                                                                                      Money Market Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                   Year              Year              Year              Year              Year
For a share outstanding                           Ended             Ended             Ended             Ended             Ended
throughout each period (a)                   12/31/2003        12/31/2002        12/31/2001        12/31/2000        12/31/1999
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $1.00             $1.00             $1.00             $1.00             $1.00

Income from Investment Operations
Net investment income                              0.01              0.01              0.04              0.06              0.05

Less Distributions from
Net investment income                             (0.01)            (0.01)            (0.04)            (0.06)            (0.05)

Net Asset Value, End of period                    $1.00             $1.00             $1.00             $1.00             $1.00
Total return (b)                                   0.84%             1.50%             3.96%             6.21%             4.94%
Net assets, end of period (in millions)          $289.3            $318.9            $407.7            $291.7            $294.9
Ratio of expenses to average net assets            0.40%             0.40%             0.40%             0.40%             0.40%
Ratio of net investment income
to average net assets                              0.84%             1.49%             3.76%             6.03%             4.86%
Portfolio turnover rate                             N/A               N/A               N/A               N/A               N/A

If the Adviser had not reimbursed expenses and
the Portfolio had not received credits for fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (c)        0.45%             0.44%
Ratio of net investment income to average
net assets (c)                                     0.79%             1.45%

(a) All per share amounts have been rounded to the nearest cent.

(b) Total investment return assumes dividend reinvestment.

(c) Prior to the year ended December 31, 2002 ratios, were not calculated due to a contractual arrangement between the Portfolios and the Adviser to reimburse all expenses in excess of Advisory fees.

The accompanying notes to the financial statements are an integral part of this schedule.

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Board of Trustees and Executive Officers

The following table provides information about the Directors and officers of the Fund. Unless otherwise indicated, the business address of each Director and officer is 625 Fourth Avenue South, Minneapolis,
Minnesota 55415. Additional information about the Fund's Directors is available in the Statement of Additional Information. You may
obtain a copy of that document without charge by calling (800) Thrivent.

Interested Directors /1/

                           Position with the Fund,               Principal         Number of Portfolios
                              Term of Office and            Occupation(s) During     in Fund Complex        Other Directorships
Name, Address and Age       Length of Time Served /2/           Past 5 Years       Overseen by Director /3/   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
John O. Gilbert           Chairman and Director         Chairman, Thrivent       20 of The AAL Mutual      Life Office Management
Age 61                    since 2003                    Financial for Lutherans  Funds, 11 of The          Association (LOMA)
                                                        Lutheran Brotherhood     board of directors;
                                                        Family of Funds, 14      member of the board of
                                                        of the AAL Variable      regents for Luther
                                                        Product Series Fund,     College in Decorah,
                                                        Inc., 14 of the LB       Iowa; Trustee, Luther
                                                        Series Fund, Inc.        Seminary Foundation

Independent Directors /4/

                           Position with the Fund,               Principal         Number of Portfolios
                              Term of Office and            Occupation(s) During     in Fund Complex        Other Directorships
Name, Address and Age       Length of Time Served /2/           Past 5 Years       Overseen by Director /3/   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Herbert F.                Director since 1990           Management               20 of The AAL Mutual      None
Eggerding, Jr.                                          consultant to several    Funds, 14 of the AAL
Age 66                                                  privately owned          Variable Product Series
                                                        companies                Fund, Inc., 11 of The
                                                                                 Lutheran Brotherhood
                                                                                 Family of Funds, 14 of
                                                                                 the LB Series Fund, Inc.

Noel K. Estenson          Director since 1997           Retired; previously      11 of The Lutheran        None
Age 65                                                  President and Chief      Brotherhood Family
                                                        Executive Officer,       of Funds, 14 of the
                                                        CenexHarvestStates       LB Series Fund, Inc.
                                                        (farm supply and
                                                        marketing and food
                                                        business)

Jodi L. Harpstead         Director since 1998           Vice President &         11 of The Lutheran        Director, Delta Dental
Age 47                                                  General Manager,         Brotherhood Family of     Plan of Minnesota
                                                        Cardiac Surgery          Funds, 14 of the LB
                                                        Technologies for         Series Fund
                                                        Medtronic, Inc.
                                                        (medical products and
                                                        technologies business)

Connie M. Levi            Director since 1993           Retired                  11 of The Lutheran        Director, Norstan, Inc.
Age 64                                                                           Brotherhood Family of
                                                                                 Funds, 14 of the LB
                                                                                 Series Fund, Inc.

Officers

                          Position with the Fund,
                             Term of Office and
Name, Address and Age     Length of Time Served /2/      Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------
Pamela J. Moret          President since 2002            Executive Vice President, Marketing and Products, Thrivent
Age 47                                                   Financial for Lutherans since 2002; previously, Senior Vice
                                                         President, Products, American Express Financial Advisors from
                                                         2001 to 2002; Vice President, Variable Assets, American Express
                                                         Financial Advisors from 1996 to 2000

Charles D. Gariboldi     Treasurer and Principal         Vice President of Investment Accounting, Thrivent Financial
Age 44                   Accounting Officer              for Lutherans since 2002; Vice President of Investment
                         since 2002                      Accounting, Aid Association for Lutherans from 1999 to 2001;
                                                         Treasurer, The AAL Mutual Funds since 1997

John C. Bjork            Secretary since 2000            Senior Counsel, Thrivent Financial for Lutherans since 2002;
Age 50                                                   Counsel, Lutheran Brotherhood from 1987 to 2001

James H. Abitz           Vice President                  Senior Vice President, Investments, Thrivent Financial
Age 58                   since 2002                      for Lutherans

Karl D. Anderson         Vice President                  Vice President, Investment Product Solutions Management,
Age 42                   since 2003                      Thrivent Financial for Lutherans since 2002; Vice President and Actuary, Aid Association for Lutherans from 1997 to 2002

Frederick P. Johnson     Vice President                  Vice President, Investment Operations, Thrivent Financial for
Age 41                   since 1998                      Lutherans since 2002; Vice President, Investment Operations,
                                                         Lutheran Brotherhood in 2001; Assistant Vice President, Investment
                                                         Operations, Lutheran Brotherhood from 1994 to 2001

Thomas R. Mischka        Vice President and              Vice President, Divisional Support Services, Thrivent Financial
Age 44                   Anti-Money Laundering           for Lutherans since 2003; Vice President, Marketing, Aid
                         Officer since 2003              Association for Lutherans from 1997 to 2003

Brenda J. Pederson       Vice President since 1998       Vice President, Member Support and Mutual Fund Operations,
Age 42                                                   Thrivent Financial for Lutherans from 2002 to 2003; Vice
                                                         President, Member Services, Lutheran Brotherhood from 2001 to 2002; Assistant Vice President, Member Services, Lutheran
                                                         Brotherhood from 1997 to 2001

Brett L. Agnew           Assistant Secretary             Senior Counsel, Thrivent Financial for Lutherans since 2002;
Age 32                   since 2003                      Counsel, Aid Association for Lutherans from 2001 to 2002;
                                                         Consultant, Principal Financial Group from 1998 to 2001

James E. Nelson          Assistant Secretary             Vice President, Securities Law, Thrivent Financial for
Age 43                   since 2003                      Lutherans since 2002; Head of Securities Law, Lutheran
                                                         Brotherhood from 2001 to 2002; Counsel and head of
                                                         Insurance Practice Group, Law Division of ING ReliaStar
                                                         (formerly ReliaStar Financial Corp.) from 1998 to 2001

Marlene J. Nogle         Assistant Secretary             Senior Counsel, Thrivent Financial for Lutherans since 2002;
Age 56                   since 2000                      Senior Counsel and Assistant Vice President, Lutheran
                                                         Brotherhood from 1991 to 2002

Todd J. Kelly            Assistant Treasurer             Director, Fund Accounting Operations, Thrivent Financial for
222 West College Avenue  since 2002                      Lutherans since 2002; Manager, Mutual Fund Accounting, Aid
Appleton, WI                                             Association for Lutherans from 1996 to 2002
Age 34

Gerard V. Vaillancourt   Assistant Treasurer             Director, Fund Accounting Administration, Thrivent Financial
Age 36                   since 2002                      for Lutherans since 2002; Manager-Portfolio Compliance,
                                                         Lutheran Brotherhood from 2001 to 2002; Manager, Fund
                                                         Accounting, Minnesota Life from 2000 to 2001; Supervisor,
                                                         Securities Accounting, Lutheran Brotherhood from 1998
                                                         to 2000

/1/ "Interested person" of the Fund as defined in the Investment Company
    Act of 1940 by virtue of positions with Thrivent Financial. Mr.
    Gilbert is considered an interested person because of his principal occupation with Thrivent Financial, the adviser and an affiliate of the Fund.

/2/ Each Director serves an indefinite term until his or her successor is duly elected and qualified. The bylaws of the Fund provide that each Director must retire at the end of the year in which the Director attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

/3/ The "Fund Complex" includes the 11 series of The Lutheran
    Brotherhood Family of Funds, the 20 series of The AAL Mutual Funds, the 14 series of AAL Variable Product Series Fund, Inc., and the 14 series of LB Series Fund, Inc.

/4/ The Directors other than Mr. Gilbert are not "interested persons" of the Fund and are referred to as "Independent Directors."

LB Series Fund, Inc.
AAL Variable Annuity Account I
AAL Variable Annuity Account II
LB Variable Annuity Account I
LBVIP Variable Annuity Account I
Thrivent Variable Annuity Account I
Thrivent Variable Life Account I

Supplement to Prospectuses dated April 30, 2003

Thrivent Variable Life Account I

Supplement to Prospectus dated December 31, 2003

Small Cap Growth Portfolio

Franklin Advisers, Inc. ("FAI") has given notice that it will terminate its Investment Subadvisory Agreement to serve as investment subadviser to the Small Cap Growth Portfolio, effective May 31, 2004.
The Board of Directors of LB Series Fund, Inc. (the "Fund") has
directed the Fund's investment adviser, Thrivent Financial for
Lutherans ("Thrivent Financial"), to conduct a search for a new small cap growth investment subadviser to replace FAI. Thrivent Financial anticipates recommending a new investment subadviser to the Board of
Directors at the Board's next regularly scheduled meeting on May 18,
2004. If the Board of Directors approves the recommendation, the new investment subadviser will begin serving as investment subadviser to the Portfolio on or before May 31, 2004. In the event a new investment subadviser is not in place by May 31, 2004, the Fund will either seek
FAI's agreement to continue managing the Portfolio until a new investment subadviser is in place, or Thrivent Financial will assume direct investment management responsibilities for the Portfolio until a new subadviser assumes management of the Portfolio. Prior to May 31,
2004, the Fund will send notification to shareholders of the Portfolio advising them of who has been selected as new investment subadviser, when the change will take place, and if the change is expected to occur after May 31, 2004, who will be providing direct investment management to the Portfolio until the new subadviser assumes that responsibility.

The Small Cap Growth Portfolio operates under a "manager-of-managers"
structure. Under this structure, Thrivent Financial has the authority, with approval of the Board of Directors, to hire, fire and change subadvisers and amend subadvisory agreements without shareholder approval. The hiring of a new investment subadviser to replace FAI will be done under this authority.

Mid Cap Select Growth Portfolio

No later than April 30, 2004, Massachusetts Financial Services Company
("MFS") will no longer serve as investment subadviser to the Mid Cap
Select Growth Portfolio and Thrivent Financial will provide all investment management services to the Portfolio.

Brian L. Thorkelson and Andrea J. Thomas, CFA will serve as portfolio co-mangers of the Mid Cap Select Growth Portfolio.

Mr. Thorkelson has served as portfolio manager of the Mid Cap Growth
Portfolio since its inception in 1998. Mr. Thorkelson has been with
Thrivent Financial since 1987.

Ms. Thomas has served as portfolio manager of the Mid Cap Growth
Portfolio since November 2003, and she served as an associate portfolio manager of the portfolio from 1997 to 2002. Ms. Thomas has been with Thrivent Financial since 1993 and has served as a portfolio manager since 2002.

Investors Growth Portfolio

No later than April 30, 2004, Massachusetts Financial Services Company
("MFS") will no longer serve as investment subadviser to the Investors
Growth Portfolio and Thrivent Financial will provide all investment management services to the Portfolio.

Scott A. Vergin will serve as portfolio manager of the Growth
Portfolio. Mr. Vergin has been the portfolio manager of the Growth
Portfolio since 1994. Mr. Vergin has been with Thrivent Financial since 1984 and has served as a portfolio manager since 1994.

The date of this Supplement is February 20, 2004.

Please include this Supplement with your Prospectus.

AAL Variable Product Series Fund, Inc.
LB Series Fund, Inc.
AAL Variable Annuity Account I
AAL Variable Annuity Account II
LB Variable Annuity Account I
LB Variable Insurance Account I
LBVIP Variable Annuity Account I
LBVIP Variable Insurance Account
LBVIP Variable Insurance Account II
Thrivent Variable Annuity Account I
Thrivent Variable Life Account I

Supplement to Prospectuses dated April 30, 2003

Thrivent Variable Life Account I

Supplement to Prospectus dated December 31, 2003

Small Cap Stock Portfolio

Christopher J. Serra, CFA will serve as portfolio manager of the Small
Cap Stock Portfolio. Mr. Serra also serves as portfolio manager of the
Thrivent Small Cap Stock Portfolio a series of an affiliated mutual fund group. Mr. Serra has served as the portfolio manager to the Small
Cap Value Fund and Small Cap Value Portfolio from 2001 to 2004. From
1999 to 2001 Mr. Serra was the assistant portfolio manager of The AAL
Small Cap Stock Fund. From 1998 to 1999 Mr. Serra served as senior equity analyst for Thrivent Financial.

Mid Cap Stock Portfolio

Brian J. Flanagan, CFA and John E. Hintz, CFA will serve as portfolio co-managers of the Mid Cap Stock Portfolio.

Brian J. Flanagan, CFA will serve as portfolio co-manager of the Mid
Cap Stock Portfolio. Mr. Flanagan has served as the portfolio co-manager of the Technology Stock Fund since 2000. Mr. Flanagan also serves as portfolio manager of the Thrivent Technology Stock
Portfolio, Technology Stock Portfolio, and the Mid Cap Stock Fund each a series of an affiliated mutual fund group. Mr. Flanagan has been with Thrivent Financial since 1996.

John E. Hintz, CFA will serve as portfolio co-manager of the Mid Cap
Stock Portfolio. Mr. Hintz also co-manages the Mid Cap Stock Fund a series of an affiliated mutual fund group. Mr. Hintz has served as
Director of Research with Thrivent Financial. since 2001. Mr. Hintz was an Equity Analyst from 1997 to 2001.

The date of this Supplement is February 13, 2004.

Please include this Supplement with your Prospectus.

LB Series Fund, Inc.

Supplement to Prospectuses dated April 30, 2003

Portfolio Management Change for Mid Cap Growth Portfolio --
LB Series Fund, Inc.

Brian L. Thorkelson and Andrea J. Thomas, CFA serve as portfolio co-managers of the Mid Cap Growth Portfolio.

Mr. Thorkelson has served as the portfolio manager of the Mid Cap
Growth Portfolio since its inception in 1998. Mr. Thorkelson has been with Thrivent Financial since 1987.

Ms. Thomas has served as the portfolio manager of the Mid Cap Growth
Portfolio since November 2003, and she served as an associate portfolio manager of the Portfolio from 1997 to 2002. Ms. Thomas has been with Thrivent Financial since 1993 and has served as a portfolio manager since 2002.

The date of this Supplement is December 15, 2003.

Please include this Supplement with your Prospectus.

We're Listening to You!
In response to concerns regarding
multiple mailings, we are sending
one Annual Report for LB Series Fund, Inc.
to each household. This consolidation helps
reduce printing and postage costs,
thereby saving money. If you wish to receive
an additional copy of this report, call us
toll free at 800-847-4836.

[GRAPHIC OMITTED: THRIVENT FINANCIAL FOR LUTHERANS LOGO]
625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]
625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)

Item 2. Code of Ethics
The Code of Ethics for the Principal  Executive  Officer,  Principal  Financial Officer,  and Principal  Accounting
Officer is attached as an exhibit pursuant to Item 11(a).

Item 3. Audit Committee Financial Expert
Registrant's  Board of Directors has determined  that Herbert F.  Eggerding,  Jr., an independent  trustee,  is the
Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a)  Audit Fees

     The aggregate fees billed by registrant's independent public accountants,  PricewaterhouseCoopers  LLP ("PwC")
     for each of the last two fiscal  years for  professional  services  rendered in  connection  with the audit of registrant's  annual  financial  statements  or  services  that are  normally  provided by the  accountant  in connection  with  statutory and regulatory  filings or  engagements  were $167,000 for the year ended December
     31, 2002, and $159,000 for the year ended December 31, 2003.

(b)  Audit-Related Fees

     The  aggregate  fees PwC billed to  registrant  for each of the last two fiscal years for  assurance and other services which are reasonably  related to the  performance  of  registrant's  audit and are not reported under
     Item 4(a) were $0 and $0 for the years ended  December  31, 2002 and  December  31,  2003,  respectively.  The aggregate fees PwC billed to Thrivent  Financial and its affiliates for assurance and other services  directly related to the  operations  and  financial  reporting of  registrant  were $0 for the year ended  December 31,
     2002, and $0 for the year ended December 31, 2003.

(c)  Tax Fees

     The  aggregate  tax fees PwC billed to  registrant  for each of the last two fiscal years for tax  compliance, tax advice,  and tax planning  services were $22,200 for the year ended December 31, 2002, and $50,400 for the year ended  December 31, 2003.  The  aggregate tax fees PwC billed to Thrivent  Financial  and its  affiliates for services  directly  related to the operations and financial  reporting of registrant were $258,473 for the year ended December 31, 2002, and $313,083 for the year ended December 31, 2003.

(d)  All Other Fees

     For the fiscal years ended  December 31, 2002 and 2003,  the Fund paid PwC no other fees.  Thrivent  Financial and its affiliates  paid PwC $73,717 in 2002 for AIMR  compliance and training  services [but only if directly related to the operations and financial reporting of registrant] and no additional fees in 2003.

(e)  Registrant's   audit  committee  charter,  adopted   in  August   2003,  provides   that the  audit  committee
     (comprised of the  independent  directors of  registrant)  is  responsible  for  pre-approval  of all auditing services  performed  for the  registrant.  The audit  committee  reports to the Board of  Directors  ("Board")
     regarding  its approval of the  engagement of the auditor and the proposed  fees for the  engagement,  and the majority of the Board  (including  the members of the Board who are  independent  directors)  must approve the auditor at an in-person  meeting.  The audit  committee also is responsible for  pre-approval  (subject to the de minimus exceptions for non-audit services described in
     Section  10A(i)(1)(B)  of the  Securities  Exchange  Act of 1934,  as  amended) of all  non-auditing  services performed  for the  registrant  or for any service  affiliate  of  registrant.  Registrant's  audit  committee charter also permits a designated  member of the audit  committee to  pre-approve,  between  meetings,  one or more non-audit  service  projects,  subject to  ratification by the audit committee at the next meeting of the audit  committee.  Registrant's  audit  committee  pre-approved  all fees described  above which PwC billed to registrant.  The fees billed to Thrivent  Financial and its affiliates  were for periods prior to the adoption of registrant's charter, and registrant did not pre-approve those fees.

(f)  Less than 50% of the hours  billed by PwC for  auditing  services  to  registrant  for the  fiscal  year ended
     December 31, 2003, were for work performed by persons other than full-time, permanent employees of PwC.

(g)  The aggregate  non-audit  fees billed by PwC to registrant  and to Thrivent  Financial and its  affiliates for the fiscal years ending December 31, 2002, and December 31, 2003, were $332,190 and $313,083.

(h)  Registrant's  audit  committee has considered the non-audit  services  provided to the registrant and Thrivent
     Financial and its  affiliates as described  above and determined  that these services do not compromise  PwC's independence.

Item 5. Audit Committee of Listed Registrants
            Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
        Companies
            Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
        Purchasers.
            Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders

Item 10. Controls and Procedures

(a)(i) The  registrant's  President and Treasurer  have  concluded that the  registrant's  disclosure  controls and procedures  (as defined in Rule 30a-2(c)  under the  Investment  Company Act) provide  reasonable  assurances  that material information  relating to the registrant is made known to them by the appropriate  persons,  based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There were no  significant  changes in  registrant's  internal  controls  or in other  factors  that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 11. Exhibits

(a)      The Code of Ethics pursuant to Item 2 is attached hereto.

(b)      Certifications  pursuant  to  Rule  30a-2  under  the  Investment  Company  Act  of  1940  and  906 of the
         Sarbanes-Oxley Act of 2002 are attached hereto.

                                                    SIGNATURES

Pursuant to the  requirements  of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940, the
registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 24, 2004                                               LB SERIES FUND, INC.

                                                                       By: /s/ Pamela J. Moret
                                                                           -----------------------------------------
                                                                           Pamela J. Moret
                                                                           President

Pursuant to the  requirements of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940, this report has been signed below by the following  persons on behalf of the  registrant  and in the  capacities  and on the dates indicated.

Date:  February 24, 2004                                               By: /s/ Pamela J. Moret
                                                                           -----------------------------------------
                                                                           Pamela J. Moret
                                                                           President

Date:  February 24, 2004                                               By: /s/ Charles D. Gariboldi
                                                                           -----------------------------------------
                                                                           Charles D. Gariboldi
                                                                           Treasurer

                                            CERTIFICATION BY PRESIDENT

I, Pamela J. Moret, certify that:

1.   I have reviewed this report on Form N-CSR of LB Series Fund, Inc.;

2.   Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under  which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge,  the financial  statements,  and other financial  information  included in this report, fairly  present in all material  respects  the  financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the  financial  statements  are  required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officers  and  I  are  responsible  for  establishing   and  maintaining
     disclosure  controls and procedures  (as defined in Rule 30a-2(c)  under the  Investment  Company Act of 1940)
     for the registrant and have:

     a)  designed such  disclosure  controls and  procedures to ensure that  material  information  relating to the registrant,  including  its  consolidated  subsidiaries,  is  made  known  to us by  others  within  those entities, particularly during the period in which this report is being prepared;

     b)  evaluated the  effectiveness  of the registrant's  disclosure  controls and procedures as of a date within
         90 days prior to the filing date of this report (the "Evaluation Date"); and

     c)  presented  in this  report  our  conclusions  about  the  effectiveness  of the  disclosure  controls  and procedures based on our evaluation as of the Evaluation Date.

5.   The registrant's other certifying officers and I have disclosed,  based on our most recent evaluation,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons  performing the equivalent functions):

     a)  all  significant  deficiencies  in the design or  operation  of internal  controls  which could  adversely affect the  registrant's  ability to  record,  process,  summarize,  and  report  financial  data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b)  any fraud,  whether or not material,  that involves  management or other  employees who have a significant role in the registrant's internal controls; and

6.   The  registrant's  other  certifying  officers and I have  indicated in this report  whether or not there were significant  changes in  internal  controls  or in other  factors  that could  significantly  affect  internal controls  subsequent to the date of our most recent  evaluation,  including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: February 24, 2004                                        /s/ Pamela J. Moret
                                                              -----------------------------------------
                                                               Pamela J. Moret
                                                               President

                                            CERTIFICATION BY TREASURER

I, Charles D. Gariboldi, certify that:

1.   I have reviewed this report on Form N-CSR of LB Series Fund, Inc.;

2.   Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under  which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge,  the financial  statements,  and other financial  information  included in this report, fairly  present in all material  respects  the  financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the  financial  statements  are  required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying  officers and I are responsible for establishing and maintaining  disclosure controls  and  procedures  (as  defined in Rule  30a-2(c)  under the  Investment  Company Act of 1940) for the registrant and have:

     a)  designed such  disclosure  controls and  procedures to ensure that  material  information  relating to the registrant,  including  its  consolidated  subsidiaries,  is  made  known  to us by  others  within  those entities, particularly during the period in which this report is being prepared;

     b)  evaluated the  effectiveness  of the registrant's  disclosure  controls and procedures as of a date within
         90 days prior to the filing date of this report (the "Evaluation Date"); and

     c)  presented  in this  report  our  conclusions  about  the  effectiveness  of the  disclosure  controls  and procedures based on our evaluation as of the Evaluation Date.

5.   The registrant's other certifying officers and I have disclosed,  based on our most recent evaluation,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons  performing the equivalent functions):

     a)  all  significant  deficiencies  in the design or  operation  of internal  controls  which could  adversely affect the  registrant's  ability to  record,  process,  summarize,  and  report  financial  data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b)  any fraud,  whether or not material,  that involves  management or other  employees who have a significant role in the registrant's internal controls; and

6.   The  registrant's  other  certifying  officers and I have  indicated in this report  whether or not there were significant  changes in  internal  controls  or in other  factors  that could  significantly  affect  internal controls  subsequent to the date of our most recent  evaluation,  including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: February 24, 2004                                       /s/ Charles D. Gariboldi
                                                              -----------------------------------------
                                                              Charles D. Gariboldi
                                                              Treasurer

                           CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant:  LB Series Fund, Inc.

In connection with the Report on Form N-CSR for the above-named  issuer,  the  undersigned  hereby certify,  to the best of her or his knowledge, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
     of 1934; and
2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 24, 2004                                       /s/ Pamela J. Moret
                                                              -------------------------------------------
                                                              Pamela J. Moret
                                                              President

Date: February 24, 2004                                       /s/ Charles D. Gariboldi
                                                              ---------------------------------------
                                                              Charles D. Gariboldi
                                                              Treasurer